UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08004

                                   ASTON FUNDS
               (Exact name of registrant as specified in charter)

                      120 North LaSalle Street, 25th Floor
                                CHICAGO, IL 60602
               (Address of principal executive offices) (Zip code)

                         Kenneth C. Anderson, President
                                   Aston Funds
                      120 North LaSalle Street, 25th Floor
                                CHICAGO, IL 60602
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 268-1400


                       Date of fiscal year end: OCTOBER 31

                   Date of reporting period: OCTOBER 31, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


(ASTON ASSET MANAGEMENT LOGO)

                                             ANNUAL REPORT 2009
                                             October 31, 2009

                                             CLASS N, I & R SHARES
                                             EQUITY, INTERNATIONAL, ALTERNATIVE,
                                             SECTOR, BALANCED & FIXED INCOME

                             (GRAPHIC)

                                             Aston Funds

Aston Funds

Dear Fellow Shareholder:

What a difference a year makes.

Just twelve months ago, global financial markets were mired in one of their worst panics since the Great Depression, most of the world's major economies were contracting sharply and investors were flocking to high-quality government-backed bonds, the asset class deemed most defensive in periods of stress. Now, the global economy continues to show signs of stabilization, liquidity has begun to return to the credit markets and investors increasingly are exhibiting a greater appetite for riskier assets. In response, U.S. and foreign stocks have posted some of their strongest gains in history since March 2009, and high-yield and investment-grade corporate bonds have enjoyed a sharp rally during that span.

What can we learn from the past year?

More than any other year we can recall, the past 12 months serve as a sharp reminder of the importance of the basic principles of investing. First, staying the course over the long-term often is the most beneficial approach and helps reduce the emotion of investing. As one example of this, many investors who maintained their exposure to the U.S. stock market over the past year generally were better off one year later than those who sold and remained out of stocks altogether. On October 31, 2009, the Standard & Poor's 500(R) Index stood at 1036.19, up nearly 7% from a year earlier. This statistic helps illustrate the perils of trying to time swings in market performance. Second, diversification across asset classes still matters. Although there has been a higher-than-normal correlation between the returns of riskier asset classes over the past several years, high-quality equity and bond income producing investments and certain high liquidity alternative products generally have proven to be an effective method for diversifying a portfolio.

Where do we go from here?

Given the severity of the financial crisis and the economic downturn, a full recovery in the global economy and financial markets may take longer than normal. Although major challenges undoubtedly lie ahead, we remain optimistic that long-term opportunities will, as they always do during any transition, continue to emerge.

To continue to meet and capitalize on those challenges and the inevitable opportunities that will emerge from them, we believe that we have assembled one of the most talented and time-tested team of subadvisers in the business under the Aston Funds umbrella. Each of them is a best-of-breed money manager that pursues a disciplined, process-driven management style that helped us weather the recent storm better than many.

In the pages that follow, we submit this annual report for Aston Funds. To our long-standing shareholders, we extend our thanks for your continued support. And to those who have recently joined us, we welcome you into the family.

Best wishes for a profitable and productive 2010.


Sincerely,


/s/ Kenneth Anderson

Kenneth Anderson
President
Aston Funds

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Aston or any other person in Aston Asset Management LLC. Any such views are subject to change at any time based upon market or other conditions and Aston disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Aston Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Aston Fund.

Aston Funds

LARGE CAP FUNDS
   Montag & Caldwell Growth Fund
   Veredus Select Growth Fund
   Growth Fund
   Optimum Large Cap Opportunity Fund
   Value Fund
   TAMRO Diversified Equity Fund

EQUITY INCOME FUND
   River Road Dividend All Cap Value Fund

MID CAP FUNDS
   Optimum Mid Cap Fund
   Montag & Caldwell Mid Cap Growth Fund
   Cardinal Mid Cap Value Fund

SMALL-MID CAP FUND
   River Road Small-Mid Cap Fund

SMALL CAP FUNDS
   Veredus Aggressive Growth Fund
   TAMRO Small Cap Fund
   River Road Small Cap Value Fund

INTERNATIONAL FUNDS
   Neptune International Fund
   Barings International Fund

ALTERNATIVE FUNDS
   Dynamic Allocation Fund
   New Century Absolute Return ETF Fund
   M.D. Sass Enhanced Equity Fund
   Lake Partners LASSO Alternatives Fund

SECTOR FUND
   Fortis Real Estate Fund

BALANCED FUNDS
   Montag & Caldwell Balanced Fund
   Balanced Fund

FIXED INCOME FUND
   TCH Fixed Income Fund

TABLE OF CONTENTS

Portfolio Manager's Commentaries & Schedules of Investments ..............     2
Statements of Assets and Liabilities .....................................    66
Statements of Operations .................................................    72
Statements of Changes in Net Assets ......................................    78
Financial Highlights .....................................................    88
Notes to Financial Statements ............................................   128
Report of Independent Registered Public Accounting Firm ..................   144
Additional Information (unaudited) .......................................   145

      THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS
       OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
      INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
       PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES,
                    POLICIES, EXPENSES AND OTHER INFORMATION.

          ASTON FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE
                        ROAD, KING OF PRUSSIA, PA 19406.

             SHAREHOLDER SERVICES 800 992-8151 - www.astonfunds.com

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Aston Funds
MONTAG & CALDWELL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2009

                                                   Ronald E. Canakaris, CFA, CIC

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. After selling off sharply during the first months of this year, the market experienced a remarkable rally off its March lows in anticipation of a second-half recovery in economic activity. The Fund participated with returns ahead of the S&P 500 Index ("S&P 500"), though it trailed its Russell 1000(R) Growth Index ("Russell 1000 Growth") benchmark. In this environment, many of the stocks that helped the Fund significantly outperform both the S&P 500 and the Russell 1000 Growth during the previous two years were a short-term drag on relative performance given a resurgence in some of the more beaten down names and an apparent increase in investors' appetite for risk. In our work, valuations of many of the more cyclical and lesser quality issues appear extended based on 2010 earnings. The biggest detractor from relative performance versus the Russell 1000 Growth this year was stock selection in the Consumer Discretionary and Financial sectors. We would note both of these areas were contributors to 2008's positive relative returns. The Fund benefited from strong stock selection in the Technology, Energy, and Healthcare sectors.

Q.   What were the best performing holdings for the Fund during the period?

A. Schering-Plough was one of the portfolio's best performers as it agreed to be acquired by Merck in a cash and stock transaction. The Fund also benefited from holdings in Apple, as the company's iPhone continued to drive growth in earnings and the company benefited from better than expected sales of both its computers and iPods. Cameron International performed well on a recovery in the price of oil and earnings held up relatively well due to significant exposure to a secular trend towards deep-water oil exploration. Google contributed to returns as top-line growth resumed and its management demonstrated an ability to restrain spending. Allergan benefited from an expectation that its earnings would improve with increased expenditures on discretionary healthcare items such as cosmetic surgery.

Q.   What were the weakest performing holdings?

A. Stryker's performance lagged in 2009 as the company had several unresolved regulatory issues. Wells Fargo hurt the Fund's results during the year as we sold it and built a position in JPMorgan Chase. Devon was negatively affected by ongoing weakness in the price of natural gas, which did not recover. Gilead and Procter & Gamble were among our better performers in 2008 but did not do well in 2009 due to an investor preference for more cyclical issues.

Q.   How was the Fund positioned as of October 31, 2009?

A. We continue to believe the stock market reached a bear market low on March 9, 2009, and that a cyclical bull market is under way. While the S&P 500 is more fairly valued after a nearly 60% increase from its March 9 low, we are still finding plenty of attractively valued stocks. Furthermore, there is ample fiscal and monetary liquidity to support financial markets and promote economic growth. In our opinion, a synchronized global economic recovery is under way amid low inflation that should contribute to higher share prices and mitigate the stock market's risk. Also limiting risk is the fact that with inflation low there is no reason the Federal Reserve Board (the "Fed") should tighten its policy any time soon. Still, because the market is more fairly valued and technically overbought, we do see an increasing risk of a market correction over the short-term. We would view that development as a correction within a bull market, and expect the market subsequently to move higher with the global recovery.

     In our opinion the outlook for large-cap growth stocks is good, particularly for high-quality secular growers. Looking ahead to 2010 earnings, we believe the attractiveness of these stocks will become evident as we transition to an earnings driven market. On anticipated 2010 earnings, these companies' growth rates appear more attainable and their valuations more reasonable.

                        GROWTH OF A HYPOTHETICAL $10,000
                               INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

Montag & Caldwell Growth Fund

         Montag & Caldwell Growth                        Morningstar(R) Large
           Fund - Class N Shares    Russell 1000 index      Growth Category
         ------------------------   ------------------   --------------------
Nov-94            10,000                   10,000               10,000
Oct-95            13,187                   12,921               12,469
Oct-96            17,131                   15,770               14,877
Oct-97            22,925                   20,575               18,950
Oct-98            27,027                   25,645               21,912
Oct-99            34,958                   34,428               30,004
Oct-00            34,623                   37,641               35,120
Oct-01            28,608                   22,603               22,252
Oct-02            24,271                   18,168               18,260
Oct-03            26,452                   22,131               22,125
Oct-04            27,482                   22,879               22,882
Oct-05            29,878                   24,895               25,225
Oct-06            32,273                   27,593               27,508
Oct-07            40,795                   32,899               33,442
Oct-08            28,095                   20,743               20,413
Oct-09            32,331                   24,375               23,546

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                       RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          15.08%
Five Year          3.30%
Ten Year          -0.78%
Since Inception    8.14%

Inception Date 11/02/94

                     Average Annual Total Returns - Class I

One Year          15.36%
Five Year          3.58%
Ten Year          -0.51%
Since Inception    5.90%

Inception Date 06/28/96

                     Average Annual Total Returns - Class R

One Year          14.87%
Five Year          3.08%
Since Inception    4.41%

Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND I CLASS IS 1.08% AND 0.83% RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
MONTAG & CALDWELL GROWTH FUND                                   OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

INFORMATION TECHNOLOGY                    26%
CONSUMER STAPLES                          22%
HEALTH CARE                               16%
CONSUMER DISCRETIONARY                    10%
ENERGY                                     9%
INDUSTRIALS                                6%
FINANCIALS                                 6%
MATERIALS                                  1%
CASH & NET OTHER ASSETS AND LIABILITIES    4%

% OF TOTAL NET ASSETS

                                                                      MARKET
   SHARES                                                              VALUE
------------                                                      --------------
COMMON STOCKS - 96.39%
               CONSUMER DISCRETIONARY - 10.40%
   1,715,700   McDonald's .....................................   $  100,557,177
     867,700   NIKE, Class B ..................................       53,953,586
   1,820,000   TJX ............................................       67,977,000
   1,316,900   Walt Disney ....................................       36,043,553
                                                                  --------------
                                                                     258,531,316
                                                                  --------------
               CONSUMER STAPLES - 22.08%
   2,050,000   Coca-Cola ......................................      109,285,500
     976,500   Colgate-Palmolive ..............................       76,782,195
   1,325,000   Costco Wholesale ...............................       75,326,250
   1,200,000   CVS Caremark ...................................       42,360,000
   1,630,000   PepsiCo ........................................       98,696,500
     900,000   Procter & Gamble ...............................       52,200,000
   1,900,000   Wal-Mart Stores ................................       94,392,000
                                                                  --------------
                                                                     549,042,445
                                                                  --------------
               ENERGY - 8.99%
   1,800,300   Cameron International * ........................       66,557,091
     804,400   Occidental Petroleum ...........................       61,037,872
   1,541,500   Schlumberger ...................................       95,881,300
                                                                  --------------
                                                                     223,476,263
                                                                  --------------
               FINANCIALS - 5.52%
   4,740,400   Charles Schwab .................................       82,198,536
   1,318,800   JPMorgan Chase .................................       55,086,276
                                                                  --------------
                                                                     137,284,812
                                                                  --------------
               HEALTH CARE - 15.90%
   2,100,000   Abbott Laboratories ............................      106,197,000
   1,340,400   Allergan .......................................       75,397,500
   1,565,000   Gilead Sciences * ..............................       66,590,750
   3,675,000   Schering-Plough ................................      103,635,000
     950,000   Stryker ........................................       43,700,000
                                                                  --------------
                                                                     395,520,250
                                                                  --------------

                                                                      MARKET
   SHARES                                                              VALUE
------------                                                      --------------
               INDUSTRIALS - 6.24%
     840,000   3M .............................................   $   61,798,800
     388,400   Burlington Northern Santa Fe ...................       29,254,288
     662,600   Emerson Electric ...............................       25,013,150
     879,700   Fluor ..........................................       39,076,274
                                                                  --------------
                                                                     155,142,512
                                                                  --------------
               INFORMATION TECHNOLOGY - 26.47%
     640,000   Apple * ........................................      120,640,000
     219,000   Google, Class A * ..............................      117,410,280
   2,381,000   Hewlett-Packard ................................      113,002,260
   2,151,200   Juniper Networks * .............................       54,877,112
   2,270,000   QUALCOMM .......................................       94,000,700
     877,800   Research In Motion * ...........................       51,553,194
   1,410,000   Visa, Class A ..................................      106,821,600
                                                                  --------------
                                                                     658,305,146
                                                                  --------------
               MATERIALS - 0.79%
     293,300   Monsanto .......................................       19,703,894
                                                                  --------------
               TOTAL COMMON STOCKS
                  (Cost $2,128,076,237) .......................    2,397,006,638
                                                                  --------------
INVESTMENT COMPANY - 3.62%
  90,080,974   BlackRock Liquidity Funds
                  TempCash Portfolio ..........................       90,080,974
                                                                  --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $90,080,974) ..........................       90,080,974
                                                                  --------------
TOTAL INVESTMENTS - 100.01%
   (Cost $2,218,157,211)** ....................................    2,487,087,612
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (0.01)% ....................        (264,297)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $2,486,823,315
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $2,242,002,762.

Gross unrealized appreciation....   $ 272,366,855
Gross unrealized depreciation....     (27,282,005)
                                    -------------
Net unrealized appreciation......   $ 245,084,850
                                    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS SELECT GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

            B. Anthony Weber; Charles Mercer, Jr., CFA & Michael E. Johnson, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The volatility that marked the end of 2008 spilled over into 2009 as the market finally bottomed amid a panicked selloff in February and March. Off that bottom, those stocks that had suffered the most and that were most leveraged saw the greatest increase in price, stocks that the Fund generally did not own. Earnings surprise and estimate revision, the core of our strategy, were of little consequence during the period until the third quarter of 2009. It was during that quarter that the Fund outpaced the market and its rivals. Unfortunately, volatility was reintroduced into the market during the fourth quarter as investors became nervous about lackluster Gross Domestic Product ("GDP") growth.

Q.   What were the best performing holdings for the Fund during the period?

A. The Fund's top three stocks for the just ended 12-month period represented a varied group of industries. Financial firm Morgan Stanley rose significantly and we added value trading around this name several times before selling out of the position. Ford Motor, of all stocks, was up substantially, as was semiconductor firm Marvell Technology Group. Overall, Technology and the Consumer Discretionary spaces were our two best contributing sectors.

Q.   What were the weakest performing holdings?

A. We did a poor job with bank stocks as we attempted to buy high-quality names during the fourth quarter of 2008 like JPMorgan Chase and U.S. Bancorp. Those positions quickly went against us as lending write-offs continued. We chose to go with Morgan Stanley and Bank of America later on in the year because of their larger brokerage exposure. From a sector standpoint, Healthcare was the albatross, as we sold names like Intuitive Surgical and Illumina at inopportune times as we let the macroeconomic influences of the state of hospital balance sheets affect our thought process and sold them too early. Despite the fact that we were underweight this sector due to the uncertainty of the healthcare reform bill, we still lost significant ground relative to the benchmark in this space. Industrials detracted from performance, with most of the shortfall coming from the Transportation industry early on in the period.

Q.   How was the Fund positioned as of October 31, 2009?

A. Early cycle sectors such as Technology and Consumer Discretionary dominate the portfolio as we feel that we are seeing a classic "V-shaped" recovery--where the deeper the recession the better the bounce off the bottom. The earnings surprise and estimate revision metrics within the portfolio indicate this. Semiconductor stocks such as Intel and Micron Technology lead the Technology exposure, while names like Best Buy and Ford Motor front the Consumer space. We firmly believe there is pent up demand for certain big-ticket items as the "cash for clunkers" program proved. We feel a major PC upgrade cycle is underway as corporate America is flush with cash and capital spending doesn't seem to be able to go much lower as it is now at a 40-year low as a percent of GDP. The other larger area of exposure is in the Financials sector, which includes names like Blackstone Group and T. Rowe Price Group.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

Veredus Select Growth Fund

         Veredus Select Growth                               Morningstar(R) Large
                  Fund           Russell 1000 Growth Index      Growth Category
         ---------------------   -------------------------   --------------------
Dec-01           10,000                    10,000                    10,000
Oct-02            7,290                     7,347                     7,470
Oct-03            9,330                     8,950                     9,052
Oct-04           10,310                     9,252                     9,363
Oct-05           11,880                    10,067                    10,321
Oct-06           13,094                    11,159                    11,256
Oct-07           16,778                    13,304                    13,683
Oct-08           10,219                     8,388                     8,352
Oct-09           10,666                     9,857                     9,634

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year             4.37%
Five Year            0.68%
Since Inception      0.83%

Inception Date 12/31/01

                     Average Annual Total Returns - Class I

One Year             4.81%
Since Inception     -3.35%

Inception Date 09/11/06

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
VEREDUS SELECT GROWTH FUND                                      OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

INFORMATION TECHNOLOGY                    44%
CONSUMER DISCRETIONARY                    32%
FINANCIALS                                13%
INDUSTRIALS                                3%
CONSUMER STAPLES                           3%
ENERGY                                     3%
CASH & NET OTHER ASSETS AND LIABILITIES    2%

% OF TOTAL NET ASSETS

                                                                      MARKET
   SHARES                                                              VALUE
------------                                                      --------------
COMMON STOCKS - 98.00%
               CONSUMER DISCRETIONARY - 31.72%
      99,625   Best Buy .......................................   $    3,803,682
      52,100   Carnival .......................................        1,517,152
     203,100   CBS, Class B ...................................        2,390,487
     341,300   Ford Motor * ...................................        2,389,100
     140,600   International Game Technology ..................        2,508,304
     112,300   J.C. Penney ....................................        3,720,499
     122,400   Las Vegas Sands * ..............................        1,847,016
     159,625   Macy's .........................................        2,804,611
     101,775   Royal Caribbean Cruises * ......................        2,058,908
      66,775   Starwood Hotels & Resorts Worldwide ............        1,940,482
      84,800   Urban Outfitters * .............................        2,661,024
                                                                  --------------
                                                                      27,641,265
                                                                  --------------
               CONSUMER STAPLES - 3.01%
      61,825   Estee Lauder, Class A ..........................        2,627,563
                                                                  --------------
               ENERGY - 2.41%
     115,900   Valero Energy ..................................        2,097,790
                                                                  --------------
               FINANCIALS - 13.36%
     151,425   Blackstone Group ...............................        2,032,123
      63,225   Capital One Financial ..........................        2,314,035
     267,800   Host Hotels & Resorts ..........................        2,707,458
      40,500   Invesco ........................................          856,575
      42,300   Prudential Financial ...........................        1,913,229
      37,300   T. Rowe Price Group ............................        1,817,629
                                                                  --------------
                                                                      11,641,049
                                                                  --------------
               INDUSTRIALS -  3.31%
     191,975   Hertz Global Holdings * ........................        1,787,287
      23,075   Manpower .......................................        1,093,986
                                                                  --------------
                                                                       2,881,273
                                                                  --------------

                                                                      MARKET
   SHARES                                                              VALUE
------------                                                      --------------
               INFORMATION TECHNOLOGY - 44.19%
     100,000   Akamai Technologies * ..........................   $    2,200,000
     497,625   Alcatel-Lucent, SP ADR * (France) ..............        1,836,236
      45,425   Analog Devices .................................        1,164,243
      62,850   Broadcom, Class A * ............................        1,672,438
     119,900   Cisco Systems * ................................        2,739,715
     192,200   Corning ........................................        2,808,042
     143,775   Dell * .........................................        2,083,300
      53,700   Dolby Laboratories, Class A * ..................        2,252,178
     117,850   EMC * ..........................................        1,940,990
     142,700   Intel ..........................................        2,726,997
      54,200   KLA-Tencor .....................................        1,762,042
     125,000   Marvell Technology Group * .....................        1,715,000
     235,800   Micron Technology * ............................        1,601,082
     288,575   Motorola .......................................        2,473,088
      34,700   Research In Motion * ...........................        2,037,931
      83,125   SanDisk * ......................................        1,702,400
     600,000   United Microelectronics, SP ADR * (Taiwan) .....        1,974,000
      32,500   Visa, Class A ..................................        2,462,200
      40,200   Western Digital * ..............................        1,353,936
                                                                  --------------
                                                                      38,505,818
                                                                  --------------
               TOTAL COMMON STOCKS
                  (Cost $80,409,480) ..........................       85,394,758
                                                                  --------------
INVESTMENT COMPANY - 1.06%
     919,496   BlackRock Liquidity Funds
                  TempCash Portfolio ..........................          919,496
                                                                  --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $919,496) .............................          919,496
                                                                  --------------
TOTAL INVESTMENTS - 99.06%
   (Cost $81,328,976)** .......................................       86,314,254
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.94% ......................          822,206
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   87,136,460
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $81,328,976.

Gross unrealized appreciation ...............   $ 9,105,551
Gross unrealized depreciation ...............    (4,120,273)
                                                -----------
Net unrealized appreciation .................   $ 4,985,278
                                                ===========

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
GROWTH FUND
PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2009

                                                   Robert E. Canakaris, CFA, CIC

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. After selling off sharply during the first months of this year, the market experienced a remarkable rally off its March lows in anticipation of a second-half recovery in economic activity. The Fund participated with returns ahead of the S&P 500, though it trailed its Russell 1000 Growth benchmark. In this environment, many of the stocks that helped the Fund significantly outperform both the S&P 500 and the Russell 1000 Growth during the previous two years were a short-term drag on relative performance given a resurgence in some of the more beaten down names and an apparent increase in investors' appetite for risk. In our work, valuations of many of the more cyclical and lesser quality issues appear extended based on 2010 earnings. The biggest detractor from relative performance versus the Russell 1000 Growth this year was stock selection in the Consumer Discretionary and Financial sectors. We would note both of these areas were contributors to 2008's positive relative returns. The Fund benefited from strong stock selection in the Technology, Energy, and Healthcare sectors.

Q.   What were the best performing holdings for the Fund during the period?

A. Schering-Plough was one of the portfolio's best performers as it agreed to be acquired by Merck in a cash and stock transaction. The Fund also benefited from holdings in Apple, as the company's iPhone continued to drive growth in earnings and the company benefited from better than expected sales of both its computers and iPods. Cameron International performed well on a recovery in the price of oil and earnings held up relatively well due to significant exposure to a secular trend towards deep-water oil exploration. Google contributed to returns as top-line growth resumed and its management demonstrated an ability to restrain spending. Allergan benefited from an expectation that its earnings would improve with increased expenditures on discretionary healthcare items such as cosmetic surgery.

Q.   What were the weakest performing holdings?

A. Stryker's performance lagged in 2009 as the company had several unresolved regulatory issues. Wells Fargo hurt the Fund's results during the year as we sold it and built a position in JP Morgan Chase. Devon was negatively affected by ongoing weakness in the price of natural gas, which did not recover. Gilead Sciences and Procter & Gamble were among our better performers in 2008 but did not do well in 2009 due to an investor preference for more cyclical issues.

Q.   How was the Fund positioned as of October 31, 2009?

A. We continue to believe the stock market reached a bear market low on March 9, 2009, and that a cyclical bull market is under way. While the S&P 500 is more fairly valued after a nearly 60% increase from its March 9 low, we are still finding plenty of attractively valued stocks. Furthermore, there is ample fiscal and monetary liquidity to support financial markets and promote economic growth. In our opinion, a synchronized global economic recovery is under way amid low inflation that should contribute to higher share prices and mitigate the stock market's risk. Also limiting risk is the fact that with inflation low there is no reason the Fed should tighten its policy any time soon. Still, because the market is more fairly valued and technically overbought, we do see an increasing risk of a market correction over the short-term. We would view that development as a correction within a bull market, and expect the market subsequently to move higher with the global recovery.

     In our opinion the outlook for large-cap growth stocks is good, particularly for high-quality secular growers. Looking ahead to 2010 earnings, we believe the attractiveness of these stocks will become evident as we transition to an earnings driven market. On anticipated 2010 earnings, these companies' growth rates appear more attainable and their valuations more reasonable.

                        GROWTH OF A HYPOTHETICAL $10,000
                               INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

Growth Fund

                                    Morningstar(R)
           ABN AMRO     Russell      Large Growth
         Growth Fund   1000 Index      Category
         -----------   ----------   --------------
Dec-93      10,000       10,000         10,000
Oct-94      10,173       10,607         10,439
Oct-95      13,088       13,705         13,016
Oct-96      16,619       16,727         15,530
Oct-97      20,801       21,824         19,782
Oct-98      26,090       27,202         22,874
Oct-99      33,321       36,518         31,321
Oct-00      39,858       39,925         36,661
Oct-01      29,514       23,975         23,229
Oct-02      26,929       19,271         19,061
Oct-03      30,689       23,474         23,097
Oct-04      31,589       24,268         23,887
Oct-05      32,971       26,406         26,333
Oct-06      34,800       29,268         28,716
Oct-07      38,923       34,896         34,910
Oct-08      25,783       22,002         21,309
Oct-09      29,876       25,855         24,580

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          15.87%
Five Year         -1.11%
Ten Year          -1.09%
Since Inception    7.13%

Inception Date 12/13/93

                     Average Annual Total Returns - Class I

One Year          16.21%
Five Year         -0.83%
Since Inception   -1.99%

Inception Date 07/31/00

                     Average Annual Total Returns - Class R

One Year          15.69%
Five Year         -1.31%
Since Inception    1.70%

Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND I CLASS IS 1.14% AND 0.89% RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
GROWTH FUND                                                     OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

INFORMATION TECHNOLOGY                    27%
CONSUMER STAPLES                          22%
HEALTH CARE                               16%
CONSUMER DISCRETIONARY                    11%
ENERGY                                     9%
INDUSTRIALS                                6%
FINANCIALS                                 6%
CASH & NET OTHER ASSETS AND LIABILITIES    2%
MATERIALS                                  1%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                              VALUE
---------                                                         --------------
COMMON STOCKS - 97.54%
            CONSUMER DISCRETIONARY - 10.59%
  140,316   McDonald's ........................................   $    8,223,921
   71,409   NIKE, Class B .....................................        4,440,212
  149,000   TJX ...............................................        5,565,150
  114,200   Walt Disney .......................................        3,125,654
                                                                  --------------
                                                                      21,354,937
                                                                  --------------
            CONSUMER STAPLES - 21.90%
  167,521   Coca-Cola .........................................        8,930,545
   79,506   Colgate-Palmolive .................................        6,251,557
  107,408   Costco Wholesale ..................................        6,106,145
   89,627   CVS Caremark ......................................        3,163,833
  130,314   PepsiCo ...........................................        7,890,513
   73,717   Procter & Gamble ..................................        4,275,586
  152,018   Wal-Mart Stores ...................................        7,552,254
                                                                  --------------
                                                                      44,170,433
                                                                  --------------
            ENERGY - 9.12%
  149,215   Cameron International * ...........................        5,516,479
   66,008   Occidental Petroleum ..............................        5,008,687
  126,712   Schlumberger ......................................        7,881,486
                                                                  --------------
                                                                      18,406,652
                                                                  --------------
            FINANCIALS - 5.64%
  389,635   Charles Schwab ....................................        6,756,271
  110,600   JPMorgan Chase ....................................        4,619,762
                                                                  --------------
                                                                      11,376,033
                                                                  --------------
            HEALTH CARE - 15.96%
  162,719   Abbott Laboratories ...............................        8,228,700
  109,114   Allergan ..........................................        6,137,662
  139,816   Gilead Sciences * .................................        5,949,171
  309,240   Schering-Plough ...................................        8,720,568
   68,514   Stryker ...........................................        3,151,644
                                                                  --------------
                                                                      32,187,745
                                                                  --------------

                                                                      MARKET
  SHARES                                                              VALUE
---------                                                         --------------
            INDUSTRIALS - 6.41%
   68,400   3M ................................................   $    5,032,188
   33,600   Burlington Northern Santa Fe ......................        2,530,752
   55,800   Emerson Electric ..................................        2,106,450
   73,300   Fluor .............................................        3,255,986
                                                                  --------------
                                                                      12,925,376
                                                                  --------------
            INFORMATION TECHNOLOGY - 27.11%
   52,305   Apple * ...........................................        9,859,492
   18,320   Google, Class A * .................................        9,821,718
  198,900   Hewlett-Packard ...................................        9,439,794
  177,030   Juniper Networks * ................................        4,516,035
  196,425   QUALCOMM ..........................................        8,133,959
   71,607   Research In Motion * ..............................        4,205,479
  115,000   Visa, Class A .....................................        8,712,400
                                                                  --------------
                                                                      54,688,877
                                                                  --------------
            MATERIALS - 0.81%
   24,300   Monsanto ..........................................        1,632,474
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $189,695,879) ............................      196,742,527
                                                                  --------------
INVESTMENT COMPANY - 2.83%
5,695,805   BlackRock Liquidity Funds
               TempCash Portfolio .............................        5,695,805
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $5,695,805) ..............................        5,695,805
                                                                  --------------
TOTAL INVESTMENTS - 100.37%
   (Cost $195,391,684)** ......................................      202,438,332
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (0.37)% ...................          (740,918)
                                                                  --------------
NET ASSETS - 100.00% .........................................   $  201,697,414
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $198,396,307.

Gross unrealized appreciation. ................................   $ 14,578,068
Gross unrealized depreciation. ................................    (10,536,043)
                                                                  ------------
Net unrealized appreciation ...................................   $  4,042,025
                                                                  ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
OPTIMUM LARGE CAP OPPORTUNITY FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

                                   Andrew J. Goodwin & Keith F. Pinsoneault, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. During the precipitous market decline from October 31, 2008 through March 9, 2009, the Fund experienced a period of relative outperformance to its benchmark primarily due to a significant underweight position in the Financial sector. Since the market bottom in March, the Fund and the market in general have reacted favorably in response to massive injections of capital by the Fed and the US Treasury to stabilize the financial environment. In absolute terms, the Fund benefited during the past seven months from overweight stakes in Materials, Industrials, Energy, and Technology--areas boosted by a falling US dollar and increasing growth among emerging country economies.

Q.   What were the best performing holdings for the Fund during the period?

A. Freeport-McMoRan Copper & Gold (no longer held) was the best performer in the portfolio, as its stock more than doubled during the period. The portfolio's lone holding in a financial institution, Goldman Sachs Group, rose substantially following the market bottom in March. Apple, Google and IBM were the big winners among the Fund's Technology holdings. Within Industrials, major gains occurred in Precision Castparts, a manufacturer of complex metal components and products for aerospace and industrial applications. Although an overweight position in the Consumer area did not add to relative performance overall, the Fund did own some solid individual performers such as Walgreen and DIRECTV Group.

Q.   What were the weakest performing holdings?

A. The biggest underperforming sector in the Fund was Healthcare, which suffered from negative news surrounding the proposed Congressional healthcare reform legislation. President Obama's push for healthcare reform has created uncertainty within the group that is likely to keep stock prices from rising in the near-term. Biotech leader Genzyme declined significantly during the period, while holdings in Gilead Sciences, St. Jude Medical, and healthcare equipment provider Baxter International all fell in price as well. Other detractors included utility holding company Exelon and Wal-Mart Stores.

Q.   How was the Fund positioned as of October 31, 2009?

A. As the Fund moves into its new fiscal year, we are well positioned to benefit from global growth as we expect U.S. GDP to lag that of most other countries, in particular, emerging market countries. In addition, we have positioned the portfolio to benefit from a flat to weaker dollar valuation over the coming months. The Fund is currently overweight in Materials, Industrials and Energy sectors. Although we have taken some profits in the Technology area, we expect these stocks to continue to be strong earnings performers in 2010. We have also added to Financials, though we have not yet embraced the major banks. We continue to search for potential winners in the Consumer space as consumer demand is expected to improve during the next few quarters. Domestic growth in consumer goods remains uncertain due to high and rising unemployment numbers, however. The market has experienced a remarkable move higher in the face of numerous difficulties, and we believe will continue to face in the year ahead. Ultimately, we feel that large-growth stocks with good balance sheets and international exposure will benefit the most from a rising earnings environment.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

Optimum Large Cap Opportunity Fund

              Optimum Large Cap                   Morningstar Large
               Opportunity Fund   S&P 500 Index    Growth Category
              -----------------   -------------   -----------------
Dec-06              10,000            10,000            10,000
Oct-07              12,560            11,086            11,839
Oct-08               6,795             7,086             7,226
Oct-09               7,906             7,780             8,336

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          16.35%
Since Inception   -7.93%

Inception Date 12/28/2006

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
OPTIMUM LARGE CAP OPPORTUNITY FUND                              OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

INFORMATION TECHNOLOGY                     18%
INDUSTRIALS                                14%
CONSUMER DISCRETIONARY                     13%
HEALTH CARE                                12%
ENERGY                                     12%
FINANCIALS                                 11%
CASH & NET OTHER ASSETS AND LIABILITIES    11%
CONSUMER STAPLES                            6%
TELECOMMUNICATION SERVICES                  3%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 89.20%
            CONSUMER DISCRETIONARY - 13.08%
    1,600   Apollo Group, Class A * ...........................   $       91,360
    4,600   DIRECTV Group * ...................................          120,980
    2,000   NIKE, Class B .....................................          124,360
    5,750   Staples ...........................................          124,775
    3,200   Yum! Brands .......................................          105,440
                                                                  --------------
                                                                         566,915
                                                                  --------------
            CONSUMER STAPLES - 5.55%
    2,100   Wal-Mart Stores ...................................          104,328
    3,600   Walgreen ..........................................          136,188
                                                                  --------------
                                                                         240,516
                                                                  --------------
            ENERGY - 11.79%
    1,350   Diamond Offshore Drilling .........................          128,587
    2,000   EnCana ............................................          110,780
    3,500   National-Oilwell Varco * ..........................          143,465
    1,525   Transcocean * .....................................          127,963
                                                                  --------------
                                                                         510,795
                                                                  --------------
            FINANCIALS - 11.24%
    2,450   ACE ...............................................          125,832
    3,500   American Express ..................................          121,940
      700   Goldman Sachs Group ...............................          119,119
    1,200   IntercontinentalExchange *.........................          120,228
                                                                  --------------
                                                                         487,119
                                                                  --------------
            HEALTH CARE - 12.13%
    2,000   Baxter International ..............................          108,120
    5,625   Bristol-Myers Squibb ..............................          122,625
    2,050   DaVita * ..........................................          108,711
    2,300   Gilead Sciences * .................................           97,865
    2,600   St. Jude Medical * ................................           88,608
                                                                  --------------
                                                                         525,929
                                                                  --------------


                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            INDUSTRIALS - 14.03%
    7,125   ABB, SP ADR (Switzerland) .........................   $      132,026
    2,700   Deere .............................................          122,985
    2,130   Fluor .............................................           94,615
    2,725   Jacobs Engineering Group * ........................          115,240
    1,500   Precision Castparts ...............................          143,295
                                                                  --------------
                                                                         608,161
                                                                  --------------
            INFORMATION TECHNOLOGY - 18.40%
      800   Apple * ...........................................          150,800
    5,975   Cisco Systems * ...................................          136,529
      275   Google, Class A * .................................          147,433
    1,100   International Business Machines ...................          132,671
    4,400   Juniper Networks * ................................          112,244
    5,575   Oracle ............................................          117,633
                                                                  --------------
                                                                         797,310
                                                                  --------------
            TELECOMMUNICATION SERVICES - 2.98%
    2,925   America Movil, Series L, ADR (Mexico) .............          129,080
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $3,728,306) ..............................        3,865,825
                                                                  --------------
INVESTMENT COMPANY - 7.74%
  335,341   BlackRock Liquidity Funds TempCash Portfolio ......          335,341
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $335,341) ................................          335,341
                                                                  --------------
TOTAL INVESTMENTS - 96.94%
   (Cost $4,063,647)** ........................................        4,201,166
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 3.06%                                 132,498
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $    4,333,664
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $4,080,235.

Gross unrealized appreciation...   $ 406,829
Gross unrealized depreciation...    (285,898)
                                   ---------
Net unrealized depreciation.....   $ 120,931
                                   =========

ADR    American Depositary Receipt

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VALUE FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

Brooks A. Taylor; Johnathon W. Sage, CFA; Steven R. Gorham, CFA & Nevin
P. Chitkara

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Given the Fund's consistent focus on higher quality companies, major changes in the market's appetite for risk have historically influenced relative performance significantly. The last 12 months of incredibly heightened volatility in the market was no exception. The financial crisis during the first half of the period--characterized by frozen credit markets and a significant drop in equity share prices--led to a substantial decline in the market's appetite for risk. While this resulted in negative absolute returns for the Fund, relative performance was quite strong given the increased focus by investors on quality. The second half of the reporting period--after the market bottom at the beginning of March--saw improvements in the functioning of the credit markets and increased optimism with regards to the prospects for the global economic environment. This triggered one of the most powerful low-quality rallies, as the market's appetite for risk increased substantially. The second half of the reporting period, while delivering strong absolute performance, was one of the Fund's most challenging relative performance periods in its history.

Q.   What were the best performing holdings for the Fund during the period?

A. Security selection and, to a lesser extent, underweight positions in the Financials and Utilities sectors contributed positively to performance relative to its Russell 1000(R) Value Index benchmark. Not holding poor-performing Citigroup was the most positive contributor to the portfolio's relative results. Additionally, an underweighted position in global financial services firm JPMorgan Chase and an overweight position in investment banking firm Goldman Sachs Group also boosted relative performance. An overweight position within Technology was another positive factor, with positive results coming from IBM , Oracle, and Intel.

Q.   What were the weakest performing holdings?

A. Stock selection in Consumer Discretionary was the principal detractor from relative performance. The portfolio's positioning in cruise line operator Royal Caribbean Cruises held back relative returns early on, and we sold the position during the middle part of the reporting period, thereby missing the stock's strong rebound during the second half of the period. Grocery chain operator Kroger and the timing of our ownership in department store chain Macy's, a relative outperformer, hurt relative performance as well.

     Elsewhere, a holding in defense contractor Lockheed Martin, the portfolio's largest position during the period, was the top relative detractor from performance. The timing of the portfolio's ownership of financial firms Bank of America and Genworth Financial, plus not holding investment bank Morgan Stanley and an overweight position in Bank of New York Mellon, all negatively affected relative results. Indeed, Bank of America was later sold prior to the end of the period.

Q.   How was the Fund positioned as of October 31, 2009?

A. We remain optimistic regarding the prospects for the Fund's high-quality, low-risk value portfolio looking out over the next one-to-three years. Valuations among the highest quality companies in the market today trade for substantial discounts to the average company in the market. Considering that the companies owned within the Fund have strong balance sheets, are generating significant levels of cash flow, have above-average dividend yields, and are generally gaining market share, we feel that the current opportunity presented among these companies is a compelling one for our strategy.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

Value Fund

           ABN AMRO
          Value Fund                  Morningstar(R)
           - Class N   Russell 1000    Large Value
            Shares      Value Index     Category
          ----------   ------------   --------------
Jan-93      10,000        10,000          10,000
Dec-93      10,666        11,807          11,393
Dec-94      10,666        11,573          11,330
Dec-95      14,082        16,013          15,031
Dec-96      16,959        19,478          18,081
Dec-97      22,131        26,330          23,044
Dec-98      23,340        30,446          25,687
Dec-99      25,941        32,683          27,110
Dec-00      25,765        34,974          29,712
Oct-01      20,907        30,487          26,619
Oct-02      19,321        27,432          23,156
Oct-03      22,475        33,706          28,158
Oct-04      26,044        38,914          31,624
Oct-05      29,034        43,529          34,764
Oct-06      34,653        52,870          41,001
Oct-07      40,465        58,596          45,831
Oct-08      26,364        37,033          28,750
Oct-09      28,630        38,803          31,487

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          8.60%
Five Year         1.91%
Ten Year          1.45%
Since Inception   6.45%

Inception Date 01/04/93

                     Average Annual Total Returns - Class I

One Year           9.01%
Since Inception   -0.50%

Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND I CLASS IS 1.18% AND 0.93%, RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
VALUE FUND                                                      OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

FINANCIALS                                   21%
CONSUMER STAPLES                             15%
ENERGY                                       14%
INDUSTRIALS                                  11%
HEALTH CARE                                  10%
INFORMATION TECHNOLOGY                        9%
CONSUMER DISCRETIONARY                        6%
TELECOMMUNICATION SERVICES                    5%
UTILITIES                                     5%
MATERIALS                                     3%
CASH & NET OTHER ASSETS AND LIABILITIES       1%

% OF TOTAL NET ASSETS

                                                                      MARKET
   SHARES                                                             VALUE
------------                                                      --------------
COMMON STOCKS - 98.77%
               CONSUMER DISCRETIONARY - 6.24%
       7,600   Advance Auto Parts .............................   $      283,176
      22,470   Apollo Group, Class A* .........................        1,283,037
      90,708   Walt Disney ....................................        2,482,678
      91,420   Hasbro .........................................        2,493,023
       5,200   Home Depot .....................................          130,468
       7,855   Johnson Controls ...............................          187,892
      70,868   Macy's .........................................        1,245,151
      44,540   NIKE, Class B ..................................        2,769,497
      10,288   Omnicom Group ..................................          352,673
      30,350   Sherwin-Williams ...............................        1,731,164
      17,948   Staples ........................................          389,472
       4,880   Starwood Hotels & Resorts Worldwide ............          141,813
      12,410   Target .........................................          601,016
                                                                  --------------
                                                                      14,091,060
                                                                  --------------
               CONSUMER STAPLES - 15.35%
       8,900   Campbell Soup ..................................          282,575
       6,320   Clorox .........................................          374,333
      96,192   CVS Caremark ...................................        3,395,578
      25,020   DANONE, SP ADR (France) ........................          300,240
      51,210   Diageo, SP ADR (Britain) .......................        3,329,674
      29,063   General Mills ..................................        1,915,833
      14,020   Heineken, SP ADR (Netherlands) .................          309,281
      40,600   Kimberly-Clark .................................        2,483,096
     117,960   Kroger .........................................        2,728,415
       3,880   Lorillard ......................................          301,554
     126,475   Nestle, SP ADR (Switzerland) ...................        5,883,617
      54,138   PepsiCo ........................................        3,278,056
     163,480   Philip Morris International ....................        7,742,413
      19,147   Procter & Gamble ...............................        1,110,505
       4,471   Smucker (J.M.) .................................          235,756
       5,880   Wal-Mart Stores ................................          292,118
      18,090   Walgreen .......................................          684,345
                                                                  --------------
                                                                      34,647,389
                                                                  --------------

                                                                      MARKET
   SHARES                                                             VALUE
------------                                                      --------------
               ENERGY - 14.13%
       8,950   Anadarko Petroleum .............................   $      545,323
      57,515   Apache .........................................        5,413,312
      78,671   Chevron ........................................        6,021,478
      23,490   Devon Energy ...................................        1,520,038
       3,700   EOG Resources ..................................          302,142
      88,730   Exxon Mobil ....................................        6,359,279
       7,260   Halliburton ....................................          212,065
      70,280   Hess ...........................................        3,847,127
      17,005   Marathon Oil ...................................          543,650
       5,900   Noble ..........................................          240,366
       8,480   Noble Energy ...................................          556,542
      98,280   Total, SP ADR (France) .........................        5,903,679
       6,200   Weatherford International * ....................          108,686
      16,660   Williams .......................................          314,041
                                                                  --------------
                                                                      31,887,728
                                                                  --------------
               FINANCIALS - 21.14%
       5,400   Aflac ..........................................          224,046
      99,880   Allstate .......................................        2,953,451
      54,930   Aon ............................................        2,115,354
      40,270   Bank of America ................................          587,136
     214,567   Bank of New York Mellon ........................        5,720,356
      23,540   Charles Schwab .................................          408,184
      51,042   Chubb ..........................................        2,476,558
      19,680   Deutsche Boerse, ADR (Germany) .................          160,392
       3,383   Franklin Resources .............................          353,963
      41,070   Goldman Sachs Group ............................        6,988,882
     193,740   JPMorgan Chase .................................        8,092,520
     173,870   MetLife ........................................        5,916,796
      28,130   Prudential Financial ...........................        1,272,320
      39,120   Regions Financial ..............................          189,341
      90,570   State Street ...................................        3,802,129
      55,100   Travelers ......................................        2,743,429
     135,160   Wells Fargo ....................................        3,719,603
                                                                  --------------
                                                                      47,724,460
                                                                  --------------
               HEALTH CARE - 10.24%
      85,520   Abbott Laboratories ............................        4,324,746
       4,700   Becton, Dickinson ..............................          321,292
       7,290   Genzyme * ......................................          368,874
      80,760   Johnson & Johnson ..............................        4,768,878
     106,170   Medtronic ......................................        3,790,269
     107,530   Merck ..........................................        3,325,903
      11,260   Merck KGaA, ADR (Germany) ......................          354,915
     301,922   Pfizer .........................................        5,141,732
       4,700   St. Jude Medical * .............................          160,176
       5,680   Waters * .......................................          326,202
       4,935   WellPoint * ....................................          230,761
                                                                  --------------
                                                                      23,113,748
                                                                  --------------
               INDUSTRIALS - 11.27%
      31,650   3M .............................................        2,328,491
       8,260   Danaher ........................................          563,580
      31,125   Eaton ..........................................        1,881,506
       2,400   Fluor ..........................................          106,608
       3,340   Goodrich .......................................          181,529
       4,798   Grainger (W.W.) ................................          449,716
     125,420   Lockheed Martin ................................        8,627,642
     127,845   Northrop Grumman ...............................        6,408,870
       4,880   Rockwell Automation ............................          199,836
       6,280   United Parcel Service, Class B .................          337,110
      70,440   United Technologies ............................        4,328,538
       1,030   Verisk Analytics, Class A * ....................           28,253
                                                                  --------------
                                                                      25,441,679
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VALUE FUND                                                      OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
   SHARES                                                             VALUE
------------                                                      --------------
               INFORMATION TECHNOLOGY - 8.37%
     126,535   Accenture, Class A .............................   $    4,691,918
       6,940   Agilent Technologies * .........................          171,695
       4,210   Automatic Data Processing ......................          167,558
       8,740   Cisco Systems * ................................          199,709
      17,700   Dell * .........................................          256,473
         530   Google, Class A * ..............................          284,144
      19,290   Hewlett-Packard ................................          915,503
     188,060   Intel ..........................................        3,593,827
      31,170   International Business Machines ................        3,759,414
      11,000   National Semiconductor .........................          142,340
      21,180   Nokia, SP ADR (Finland) ........................          267,080
     164,380   Oracle .........................................        3,468,418
      17,260   Tyco Electronics ...............................          366,775
       3,840   Visa, Class A ..................................          290,918
      17,580   Western Union ..................................          319,429
                                                                  --------------
                                                                      18,895,201
                                                                  --------------
               MATERIALS - 2.62%
       7,055   Air Products and Chemicals .....................          544,152
       9,880   Alcoa ..........................................          122,709
      93,130   PPG Industries .................................        5,255,326
                                                                  --------------
                                                                       5,922,187
                                                                  --------------
               TELECOMMUNICATION SERVICES - 5.01%
     253,370   AT&T ...........................................        6,504,008
      10,890   CenturyTel .....................................          353,489
      15,960   Koninklijke (Royal) Kpn NV, SP ADR (Netherlands)          289,355
     187,909   Vodafone Group, SP ADR (Britain) ...............        4,169,701
                                                                  --------------
                                                                      11,316,553
                                                                  --------------
               UTILITIES - 4.40%
       8,340   Allegheny Energy ...............................          190,319
      11,970   American Electric Power ........................          361,733
      10,260   CMS Energy .....................................          136,458
      14,008   FPL Group ......................................          687,793
       4,260   Northeast Utilities ............................           98,193
      14,420   NRG Energy * ...................................          331,516
      87,993   PG&E ...........................................        3,598,034
       8,960   PPL ............................................          263,782
       6,630   Progress Energy ................................          248,824
     117,600   Public Service Enterprise Group ................        3,504,480
       9,990   Sempra Energy ..................................          513,986
                                                                  --------------
                                                                       9,935,118
                                                                  --------------
               TOTAL COMMON STOCKS
                  (Cost $234,720,016) .........................      222,975,123
                                                                  --------------

                                                                      MARKET
   SHARES                                                             VALUE
------------                                                      --------------
INVESTMENT COMPANY - 1.22%
   2,750,721   BlackRock Liquidity Funds TempCash Portfolio ...   $    2,750,721
                                                                  --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $2,750,721) ...........................        2,750,721
                                                                  --------------
TOTAL INVESTMENTS - 99.99%
   (Cost $237,470,737)** ......................................      225,725,844
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.01% ......................           27,697
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $  225,753,541
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $238,877,535.

Gross unrealized appreciation.......  $ 11,023,482
Gross unrealized depreciation.......   (24,175,173)
                                      ------------
Net unrealized depreciation.........  $(13,151,691)
                                      ============

ADR    American Depositary Receipt

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO DIVERSIFIED EQUITY FUND
PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2009

(Formerly the TAMRO All Cap Fund)                              Philip Tasho, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The one-year period ended October 2009 saw tremendous volatility within markets, though stocks posted positive returns overall during the period. The Fund outpaced its Russell 1000(R) Index benchmark by a wide margin. Stock selection in Health Care, Utilities and Energy added to performance, as did sector allocation in Financials. Conversely, stock selection in Consumer Discretionary detracted from performance. The Fund's benchmark changed from the Russell 3000(R) Index to the Russell 1000(R) Index, as it was determined the Russell 1000(R) Index to be a more appropriate broad-based index.

Q.   What were the best performing holdings for the Fund during the period?

A. Cerner, which provides information technology solutions to the health care industry, rose on increasing demand for its products. Salesforce.com, a leading provider of customer service software, saw continued year-over-year growth in revenues as corporations spent to maintain state of the art customer retention products. Rising liquidity in the capital markets led to a quick rebound in profits for Goldman Sachs Group, a leading capital markets company.

Q.   What were the weakest performing holdings?

A. Three investments in the Financials sector detracted the most from performance: Bank of America, JPMorgan Chase and Prudential Financial. All three companies saw declining profitability due to the impairment of assets in their loan portfolios.

Q.   How was the Fund positioned as of October 31, 2009?

A. We believe liquidity injected into the financial system through the Congressional stimulus package, as well as by the Fed, provided the opportunity for the stock market to rebound. The challenge over the next year is funneling the liquidity into the real economy and the resumption of positive GDP growth. The potential economic recovery could be tempered by increases in state, local and eventually Federal taxes, as well as the continued de-leveraging of the consumer. For this reason, we have positioned the portfolio towards best-in-class leaders that have the opportunity to gain traction in a sluggish and increasingly competitive market through superior execution and capital bases that will help enable them to take market share from their peers.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

TAMRO Diversified Equity Fund

                                SP 500               Morningstar
             Tamro All Cap    Citigroup    Russell      Large
               Value Fund    Value Index     3000       Blend
             -------------   -----------   -------   -----------
Nov-00           10,000         10,000      10,000      10,000
Oct-01            9,689          8,141       7,483       8,397
Oct-02            8,525          6,952       6,409       7,162
Oct-03           10,459          8,504       7,928       8,607
Oct-04           11,627          9,298       8,705       9,319
Oct-05           12,788         10,271       9,628      10,226
Oct-06           14,463         11,917      11,204      11,735
Oct-07           16,918         13,708      12,832      13,526
Oct-08           10,701          8,663       8,136       8,498
Oct-09           12,534          9,633       9,017       9,506

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          17.13%
Five Year          1.51%
Since Inception    2.56%

Inception Date 11/30/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
TAMRO DIVERSIFIED EQUITY FUND                                   OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

INFORMATION TECHNOLOGY                    19%
FINANCIALS                                18%
CONSUMER DISCRETIONARY                    14%
HEALTH CARE                               13%
ENERGY                                    11%
INDUSTRIALS                               10%
CONSUMER STAPLES                           6%
MATERIALS                                  3%
CASH & NET OTHER ASSETS AND LIABILITIES    2%
UTILITIES                                  2%
TELECOMMUNICATION SERVICES                 1%
PURCHASED OPTIONS                          1%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 96.97%
            CONSUMER DISCRETIONARY - 14.34%
    1,490   Amazon.com * ......................................   $      177,027
    5,202   BorgWarner ........................................          157,725
    9,884   CarMax * ..........................................          194,418
    4,890   Dollar Tree * .....................................          220,686
   23,296   Domino's Pizza * ..................................          170,993
   16,503   Gannett ...........................................          162,059
    6,056   Grand Canyon Education * ..........................           98,228
    3,010   M.D.C. Holdings ...................................           98,186
    5,232   Mohawk Industries * ...............................          224,086
                                                                  --------------
                                                                       1,503,408
                                                                  --------------
            CONSUMER STAPLES - 5.57%
    6,792   Kraft Foods, Class A ..............................          186,916
    5,502   NBTY * ............................................          200,328
    4,164   Philip Morris International .......................          197,207
                                                                  --------------
                                                                         584,451
                                                                  --------------
            ENERGY - 10.57%
    3,880   Anadarko Petroleum ................................          236,408
    3,720   CONSOL Energy .....................................          159,253
    2,914   Exxon Mobil .......................................          208,846
    4,657   National-Oilwell Varco * ..........................          190,890
    2,130   Range Resources ...................................          106,606
    4,976   XTO Energy ........................................          206,803
                                                                  --------------
                                                                       1,108,806
                                                                  --------------
            FINANCIALS - 18.01%
    7,614   Annaly Capital Management, REIT ...................          128,753
   11,603   Bank of America ...................................          169,172
       50   Berkshire Hathaway, Class B * . ...................          164,150
    7,639   BioMed Realty Trust, REIT .........................          103,661
    2,047   Franklin Resources ................................          214,178
    1,181   Goldman Sachs Group ...............................          200,971
    7,553   JPMorgan Chase ....................................          315,489
    6,630   Loews .............................................          219,453

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            FINANCIALS (CONTINUED)
    4,504   T. Rowe Price Group ...............................   $      219,480
   10,799   Zions Bancorporation ..............................          152,914
                                                                  --------------
                                                                       1,888,221
                                                                  --------------
            HEALTH CARE - 12.70%
    3,575   Allergan ..........................................          201,094
    3,243   Amgen * ...........................................          174,246
    4,444   Cerner * ..........................................          337,922
    4,510   Johnson & Johnson .................................          266,316
    2,119   Laboratory Corp. of America Holdings * ............          145,978
    3,373   Quality Systems                                              205,820
                                                                  --------------
                                                                       1,331,376
                                                                  --------------
            INDUSTRIALS - 10.20%
    7,822   Advisory Board * ..................................          192,734
    3,295   Boeing ............................................          157,501
    2,901   Danaher ...........................................          197,935
    4,007   Joy Global ........................................          201,993
    4,316   Ryanair Holdings, SP ADR * (Ireland) ..............          117,697
    3,279   United Technologies ...............................          201,495
                                                                  --------------
                                                                       1,069,355
                                                                  --------------
            INFORMATION TECHNOLOGY - 18.97%
   36,624   Alcatel-Lucent, SP ADR * (France) .................          135,142
    3,970   ARM Holdings, SP ADR (Britain) ....................           28,862
    6,892   Corning ...........................................          100,692
    6,992   Electronic Arts * .................................          127,534
   13,925   EMC * .............................................          229,345
    3,825   F5 Networks * .....................................          171,704
      555   Google, Class A * .................................          297,547
    9,081   NVIDIA * ..........................................          108,609
    5,455   Salesforce.com * ..................................          309,571
    6,753   Symantec * ........................................          118,718
    3,703   VMware, Class A * .................................          142,306
   13,802   Yahoo! * ..........................................          219,452
                                                                  --------------
                                                                       1,989,482
                                                                  --------------
            MATERIALS - 3.43%
    1,621   DuPont (E. I.) de Nemours .........................           51,580
    3,970   Mosaic ............................................          185,518
    3,081   Nucor .............................................          122,778
                                                                  --------------
                                                                         359,876
                                                                  --------------
            TELECOMMUNICATION SERVICES - 1.08%
    8,488   Cbeyond * .........................................          113,315
                                                                  --------------
            UTILITIES - 2.10%
   16,826   AES * .............................................          219,916
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $8,781,890) ..............................       10,168,206
                                                                  --------------

NUMBER OF
CONTRACTS
---------
PURCHASED OPTIONS - 0.34%
       65   Coca-Cola - Call Strike @ $60
               Exp 01/10 ......................................              975
      118   Kraft Foods, Class A - Call Strike @ $30
               Exp 01/11 ......................................           16,520
      114   Wal-Mart Stores - Call Strike @ $60 Exp 01/11 .....           18,240
                                                                  --------------
            TOTAL PURCHASED OPTIONS
               (Cost $59,737) .................................           35,735
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO DIVERSIFIED EQUITY FUND                                   OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
INVESTMENT COMPANY - 3.01%
  315,928   BlackRock Liquidity Funds
            TempCash Portfolio ................................   $      315,928
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $315,928) ................................          315,928
                                                                  --------------
TOTAL INVESTMENTS - 100.32%
   (Cost $9,157,555)** ........................................       10,519,869
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (0.32)% ....................          (33,897)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   10,485,972
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $9,173,553.

Gross unrealized appreciation...   $1,852,033
Gross unrealized depreciation...     (505,717)
                                   ----------
Net unrealized appreciation.....   $1,346,316
                                   ==========

REIT   Real Estate Investment Trust

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD DIVIDEND ALL CAP VALUE FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

        Henry W. Sanders, III, CFA; Thomas Forsha, CFA & James C. Shircliff, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The past 12 months was a volatile period for investors with equity markets experiencing both a precipitous decline and an equally sharp rebound. The rally that began in March 2009 was fueled in no small part by the liquidity that the Fed pumped into the system, and the aggressive stimulus applied by the US Treasury. The Fund outperformed its Russell 3000(R) Value benchmark during the down months of the period by a significant amount, but lagged once the market turned upward and investors started aggressively buying riskier stocks.

Q.   What were the best performing holdings for the Fund during the period?

A. The two holdings with the largest positive contribution to the Fund's total return were Cracker Barrel and VF. Cracker Barrel operates nearly 600 restaurant/gift shops in 41 states. Like many restaurant operators, the firm rebounded as the economy began to emerge from recession as the company reported strong operating results from better cost controls. The real story behind Cracker Barrel during the period, however, was the $56 million in proceeds the firm received from a sale-leaseback transaction for 15 of its restaurants and one distribution center. The firm still owns the real estate at 400 of its stores and the deal helped to demonstrate the untapped value of its real estate portfolio. VF designs, manufactures, and markets branded apparel in the U.S. and internationally. The company reported results that beat expectations during the period, as poor top-line growth was more than offset by prudent cost cutting and inventory control.

Q.   What were the weakest performing holdings?

A. The two holdings with the highest negative contribution to the Fund's total return were NGP Capital Resources (no longer held) and Integrys Energy Group. NGP Capital Resources is a business development company that invests in small energy companies. During the period, a number of the investments made by the company began to struggle under the weight of the recession and reduced oil prices. As a result, we sold the position from the Fund in accordance with our sell discipline. Integrys Energy Group owns and operates six regulated utilities in the Midwestern U.S. The company also owned a non-regulated energy marketing business that it began winding down in February. The company's stock price has suffered as a result.

Q.   How was the Fund positioned as of October 31, 2009?

A. We have long understood that there will be short periods where our style will move out of favor and this period of aggressive risk accumulation in the market that we have experienced since March 2009 is a good example. Seven months into the rally signs of fatigue are beginning to show and market fundamentals are beginning to take hold. Thus, the Fund remains focused on capturing the long-term potential of a dividend-based all-cap strategy, as we continue to look for companies that have a history of not only paying a high dividend, but also have the willingness and ability to raise it on a regular basis. We are finding a number of good opportunities in the Consumer Staples area, which has become the largest sector in the portfolio both in an absolute sense and relative to the benchmark. Holdings in the Health Care have increased as well, as we have found compelling values in this sector.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

River Road Dividend All Cap Value Fund

              ABN
          AMRO/River
         Road Dynamic      Russell    Morningstar(R)
         Equity Income   3000 Value     Mid Value
             Fund           Index       Category
         -------------   ----------   ---------------
Jun-05       10,000        10,000         10,000
Oct-05       10,030        10,206         10,080
Oct-06       12,408        11,877         11,804
Oct-07       13,759        13,071         13,169
Oct-08       10,069         8,324          8,147
Oct-09       10,505         8,703          9,603

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          4.33%
Since Inception   1.14%

Inception Date 06/28/05

                     Average Annual Total Returns - Class I

One Year            4.59%
Since Inception   -11.31%

Inception Date 06/28/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
RIVER ROAD DIVIDEND ALL CAP VALUE FUND                          OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

CONSUMER STAPLES                          19%
FINANCIALS                                15%
ENERGY                                    14%
CONSUMER DISCRETIONARY                    12%
INDUSTRIALS                               11%
UTILITIES                                  7%
HEALTH CARE                                6%
INFORMATION TECHNOLOGY                     6%
MATERIALS                                  5%
TELECOMMUNICATION SERVICES                 3%
CASH & NET OTHER ASSETS AND LIABILITIES    2%

% OF TOTAL NET ASSETS

                                                                      MARKET
   SHARES                                                              VALUE
------------                                                      --------------
COMMON STOCKS - 98.00%
               CONSUMER DISCRETIONARY - 11.45%
     114,700   Cracker Barrel Old Country Store ...............   $    3,802,305
      45,525   Darden Restaurants .............................        1,379,863
      60,050   Genuine Parts ..................................        2,101,149
     136,400   Hillenbrand ....................................        2,725,272
      42,300   McDonald's .....................................        2,479,203
      75,325   PetSmart .......................................        1,772,397
      19,150   VF .............................................        1,360,416
      78,675   Yum! Brands ....................................        2,592,341
                                                                  --------------
                                                                      18,212,946
                                                                  --------------
               CONSUMER STAPLES - 19.09%
      40,300   Brown-Forman, Class B ..........................        1,967,043
      59,750   Clorox .........................................        3,538,992
      30,350   Diageo, SP ADR (Britain) .......................        1,973,357
      51,075   General Mills ..................................        3,366,864
      20,850   Industrias Bachoco, SP ADR (Mexico) ............          473,712
      41,075   Kimberly-Clark .................................        2,512,147
      94,400   McCormick & Co (Non-Voting Shares) .............        3,304,944
      54,900   PepsiCo ........................................        3,324,195
      45,200   Procter & Gamble ...............................        2,621,600
     138,575   Sara Lee .......................................        1,564,512
      28,300   Smucker (J.M.) .................................        1,492,259
     128,125   Sysco ..........................................        3,388,906
      16,650   Wal-Mart Stores ................................          827,172
                                                                  --------------
                                                                      30,355,703
                                                                  --------------
               ENERGY - 14.05%
      96,775   Alliance Resource Partners LP . ................        3,625,192
      40,300   Chevron ........................................        3,084,562
     169,000   Encore Energy Partners LP ......................        3,042,000
      45,775   Eni, SP ADR (Italy) ............................        2,269,525
      38,719   Enterprise Products Partners LP ................        1,085,681
      76,475   Magellan Midstream Partners LP .................        2,970,289
     142,900   Provident Energy Trust .........................          881,693
     176,025   Spectra Energy .................................        3,365,598
     110,975   Western Gas Partners LP ........................        2,023,074
                                                                  --------------
                                                                      22,347,614
                                                                  --------------

                                                                      MARKET
   SHARES                                                              VALUE
------------                                                      --------------
               FINANCIALS - 15.15%
      88,725   BancorpSouth ...................................   $    2,003,410
      45,025   Bank of Hawaii .................................        1,999,110
      62,850   Chubb ..........................................        3,049,482
      69,150   Cincinnati Financial ...........................        1,753,644
      45,150   Commerce Bancshares ............................        1,731,954
      41,750   Cullen/Frost Bankers ...........................        1,953,482
      18,625   Erie Indemnity, Class A ........................          656,531
     107,965   Gallagher (Arthur J.) ..........................        2,408,699
      29,925   PartnerRe ......................................        2,288,664
     153,100   People's United Financial ......................        2,454,193
      49,925   Safety Insurance Group .........................        1,670,990
      47,675   U.S. Bancorp ...................................        1,107,014
      35,800   Zenith National Insurance ......................        1,021,374
                                                                  --------------
                                                                      24,098,547
                                                                  --------------
               HEALTH CARE - 6.29%
      24,050   Becton, Dickinson ..............................        1,644,058
      48,250   Cardinal Health ................................        1,367,405
      50,400   Johnson & Johnson ..............................        2,976,120
       8,575   National Healthcare ............................          308,443
      38,975   Owens & Minor ..................................        1,593,688
      41,475   Pfizer .........................................          706,319
      65,075   Pharmaceutical Product Development ............         1,402,366
                                                                  --------------
                                                                       9,998,399
                                                                  --------------
               INDUSTRIALS - 11.15%
      22,150   3M ............................................         1,629,576
      26,800   General Dynamics ..............................         1,680,360
      60,875   Honeywell International .......................         2,184,804
      60,800   IESI-BFC ......................................           781,280
      49,575   Norfolk Southern ..............................         2,311,187
      40,575   United Parcel Service, Class B .................        2,178,066
      40,575   United Technologies ...........................         2,493,334
     149,500   Waste Management ..............................         4,467,060
                                                                  --------------
                                                                      17,725,667
                                                                  --------------
               INFORMATION TECHNOLOGY - 6.27%
      74,275   Automatic Data Processing ......................        2,956,145
     160,775   Intel ..........................................        3,072,410
      66,150   Microsoft ......................................        1,834,339
      74,275   Paychex ........................................        2,110,153
                                                                  --------------
                                                                       9,973,047
                                                                  --------------
               MATERIALS - 4.89%
      17,250   Compass Minerals International .................        1,075,020
      57,975   International Flavors & Fragrances .............        2,208,268
      40,650   Nucor ..........................................        1,619,903
     163,250   RPM International ..............................        2,876,465
                                                                  --------------
                                                                       7,779,656
                                                                  --------------
               TELECOMMUNICATION SERVICES - 2.96%
      30,750   BCE ............................................          737,385
     134,375   Verizon Communications .........................        3,976,156
                                                                  --------------
                                                                       4,713,541
                                                                  --------------
               UTILITIES - 6.70%
      40,800   Avista .........................................          773,568
     159,250   Duke Energy ....................................        2,519,335
      29,925   Exelon .........................................        1,405,278
      37,325   Integrys Energy Group ..........................        1,291,445
      17,975   National Fuel Gas ..............................          814,986

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD DIVIDEND ALL CAP VALUE FUND                          OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
   SHARES                                                              VALUE
------------                                                      --------------
               UTILITIES (CONTINUED)
      99,675   Portland General Electric ......................   $    1,852,958
      63,875   Southern .......................................        1,992,261
                                                                  --------------
                                                                      10,649,831
                                                                  --------------
               TOTAL COMMON STOCKS
                  (Cost $141,661,526) .........................      155,854,951
                                                                  --------------
INVESTMENT COMPANY - 1.70%
   2,699,166   BlackRock Liquidity Funds TempFund Portfolio ...        2,699,166
                                                                  --------------
               TOTAL INVESTMENT COMPANY
                   (Cost $2,699,166) ..........................        2,699,166
                                                                  --------------
TOTAL INVESTMENTS - 99.70%
   (Cost $144,360,692)* .......................................      158,554,117
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.30% ......................          473,181
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $  159,027,298
                                                                  ==============

----------
*    Aggregate cost for Federal income tax purposes is $145,948,461.

Gross unrealized appreciation........   $15,425,440
Gross unrealized depreciation........    (2,819,784)
                                        -----------
Net unrealized appreciation..........   $12,605,656
                                        ===========

LP     Limited Partnership

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMETNS.

Aston Funds
OPTIMUM MID CAP FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

                            Thyra E. Zerhusen, Marie L. Lorden & Mary L. Pierson

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The market confusion and resulting turbulence created opportunities for us to add selectively to positions we felt were severely undervalued or oversold. When many in the market were panicking, we reviewed our holdings, made decisions based on specific company fundamentals, and took action.

     From a sector view, the Fund's relative outperformance was helped by its low overall exposure to financial stocks and a complete lack of exposure to the weakest financial industries--banking and real estate investment trusts. Much of the absolute outperformance is attributable to an overweight position in Technology, where strong stock selection played a key role. A headwind to relative performance was an overweight stake in the consumer-related stocks, where the economic slowdown resulted in reduced revenues and cautious outlooks.

Q.   What were the best performing holdings for the Fund during the period?

A. The best performers in the portfolio were Technology stocks led by Akamai Technologies and included Unisys, FactSet Research Systems, and Jabil Circuit. These stocks staged dramatic rebounds from market bottoms in mid-November and again in early March. Other strong performers were energy technology company FMC Technologies, which was insulated from the effects of weak economic conditions due to a strong order backlog, and global staffing company Manpower, which benefited from foreign revenues. Many of these stocks had become significantly undervalued late in 2008 due to indiscriminate selling pressure during the credit crisis.

Q.   What were the weakest performing holdings?

A. Among consumer-related stocks, Southwest Airlines in particular was down sharply due to a combination of weak demand from business travel and volatile fuel costs. Shares of New York Times suffered from a protracted slump in advertising revenue, and Lexmark International Group, a printer and ink supplies manufacturer, declined as weak demand led to pricing pressures. Still, even these stocks rebounded significantly off their March lows, as cost cutting efforts resulted in earnings that exceeded expectations.

Q.   How was the Fund positioned as of October 31, 2009?

A. Stocks have rebounded over the past few months in anticipation of an economic recovery. The risk is that this recovery may be slower than expected and may be interrupted by periods of negative surprises. While we expect a slower growth environment than in past recoveries, we are encouraged by recent signs of economic stabilization in the U.S., Europe, and Asia. As usual, we will closely monitor the near-term progress of the Fund's investments and adhere to our valuation discipline.

     The majority of companies in the portfolio have implemented disciplined cost controls, which have supported profit margins and set the stage for a healthy profit recovery when business improves. Our recent meetings with senior management support our view that stock performance will depend increasingly on company-specific factors, and that execution will be critical to success. With this in mind, we continue to invest in focused companies with attractive valuations, strong balance sheets, proven management, geographic diversification and earnings resilience.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

Optimum Mid Cap Fund


                         S&P 400    Morningstar(R)
         Optimum Mid     Mid-Cap       Mid-Cap
           Cap Fund       Index     Blend Category
         -----------   ----------   --------------
Sep-94      10,000       10,000         10,000
Oct-94      10,250        9,921         10,009
Oct-95      12,189       12,025         11,949
Oct-96      15,420       14,111         14,111
Oct-97      20,582       18,721         18,456
Oct-98      18,413       19,974         18,312
Oct-99      18,840       24,180         22,248
Oct-00      26,201       31,833         27,839
Oct-01      27,097       27,870         24,785
Oct-02      24,963       26,538         22,933
Oct-03      35,359       34,661         30,150
Oct-04      40,338       38,487         33,720
Oct-05      42,124       45,280         38,512
Oct-06      51,136       51,361         44,474
Oct-07      64,981       60,103         51,336
Oct-08      37,361       38,190         31,243
Oct-09      50,662       45,132         36,932

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          35.60%
Five Year          4.66%
Ten Year          10.40%
Since Inception   11.33%

Inception Date 09/19/94

                     Average Annual Total Returns - Class I

One Year          35.97%
Five Year          4.94%
Since Inception    4.07%

Inception Date 07/06/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND CLASS I IS 1.16% AND 0.91% RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
OPTIMUM MID CAP FUND                                            OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

INFORMATION TECHNOLOGY                    28%
CONSUMER DISCRETIONARY                    24%
INDUSTRIALS                               16%
HEALTH CARE                               14%
ENERGY                                     8%
FINANCIALS                                 4%
MATERIALS                                  2%
CONSUMER STAPLES                           2%
CASH & NET OTHER ASSETS AND LIABILITIES    2%

% OF TOTAL NET ASSETS

                                                                      MARKET
   SHARES                                                             VALUE
------------                                                      --------------
COMMON STOCKS - 98.10%
               CONSUMER DISCRETIONARY - 23.81%
   4,263,700   Belo, Class A ..................................   $   20,039,390
     997,040   BorgWarner .....................................       30,230,253
   2,661,600   Gannett ........................................       26,136,912
     860,000   H&R Block ......................................       15,772,400
   2,796,500   Interpublic Group * ............................       16,834,930
   1,332,000   Mattel .........................................       25,214,760
     807,000   McGraw-Hill ....................................       23,225,460
   4,618,645   New York Times, Class A ........................       36,810,601
   1,820,600   Pearson, SP ADR (Britain) ......................       24,778,366
     700,757   Scholastic .....................................       17,427,827
                                                                  --------------
                                                                     236,470,899
                                                                  --------------
               CONSUMER STAPLES - 1.81%
     222,420   Bunge ..........................................       12,691,285
     107,000   Molson Coors Brewing, Class B ..................        5,239,790
                                                                  --------------
                                                                      17,931,075
                                                                  --------------
               ENERGY - 8.26%
   1,183,525   Compagnie Generale de Geophysique-Veritas,
                  SP ADR * (France) ...........................       23,481,138
   1,123,200   Denbury Resources * ............................       16,398,720
     802,246   FMC Technologies * .............................       42,198,140
                                                                  --------------
                                                                      82,077,998
                                                                  --------------
               FINANCIALS - 3.71%
   1,039,895   Cincinnati Financial ...........................       26,371,737
     367,200   Eaton Vance ....................................       10,424,808
                                                                  --------------
                                                                      36,796,545
                                                                  --------------
               HEALTH CARE - 13.79%
     294,100   Beckman Coulter ................................       18,919,453
     681,900   Charles River Laboratories * ...................       24,902,988
     161,600   Edwards Lifesciences * .........................       12,433,504
     781,400   Lincare Holdings * .............................       24,543,774

                                                                      MARKET
   SHARES                                                             VALUE
------------                                                      --------------
               HEALTH CARE (CONTINUED)
   1,092,150   PerkinElmer ....................................   $   20,324,912
     874,800   Varian Medical Systems * .......................       35,849,304
                                                                  --------------
                                                                     136,973,935
                                                                  --------------
               INDUSTRIALS - 15.89%
   2,270,000   Chicago Bridge & Iron ..........................       42,698,700
     570,800   Con-way ........................................       18,830,692
     630,000   Manpower .......................................       29,868,300
   3,446,300   Southwest Airlines .............................       28,948,920
     443,700   URS * ..........................................       17,242,182
   1,079,800   Werner Enterprises .............................       20,246,250
                                                                  --------------
                                                                     157,835,044
                                                                  --------------
               INFORMATION TECHNOLOGY - 28.43%
   2,109,000   Akamai Technologies * ..........................       46,398,000
     303,500   FactSet Research Systems .......................       19,439,175
     727,725   Harris .........................................       30,360,687
     804,500   Intuit * .......................................       23,386,815
   2,147,900   Jabil Circuit ..................................       28,738,902
   1,227,800   Lexmark International Group,
                  Class A * ...................................       31,308,900
   1,226,004   Mentor Graphics * ..............................        8,949,829
   1,265,570   Molex ..........................................       23,628,192
     630,360   Molex, Class A .................................       10,432,458
   1,128,408   Unisys * .......................................       32,881,809
   1,074,655   Zebra Technologies * ...........................       26,866,375
                                                                  --------------
                                                                     282,391,142
                                                                  --------------

               MATERIALS - 2.40%
     466,200   FMC ............................................       23,822,819
                                                                  --------------
               TOTAL COMMON STOCKS
                  (Cost $954,917,972) .........................      974,299,457
                                                                  --------------
INVESTMENT COMPANY - 1.45%
  14,390,969   BlackRock Liquidity Funds
                  TempCash Portfolio ..........................       14,390,969
                                                                  --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $14,390,969) ..........................       14,390,969
                                                                  --------------
TOTAL INVESTMENTS - 99.55%
   (Cost $969,308,941)** ......................................      988,690,426
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.45% ......................        4,495,231
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $  993,185,657
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $969,702,017.

Gross unrealized appreciation .......   $ 129,837,748
Gross unrealized depreciation .......    (110,849,339)
                                        -------------
Net unrealized appreciation .........   $  18,988,409
                                        =============

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL MID CAP GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

                                    M. Scott Thompson, CFA & Andrew W. Jung, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The single biggest factor affecting the Fund's performance during the past 12 months was the "quality" factor. Our bias towards owning higher quality growth companies hampered relative performance in a market that favored lesser quality names. Those companies with low absolute share prices, lower returns on equity, higher levels of debt, and poor earnings trends have been among the best performers since the market bottom in March 2009. According to Bank of America/Merrill Lynch Quantitative Strategy research, for the 12 months ended October 31, 2009, those stocks ranked B or worse in their quality rankings have outperformed those stocks ranked B+ or better by more than 23 percentage points. With only about a quarter of the Fund's holdings ranked B or lower (including those not ranked), our focus on quality has been a strong headwind. Our experience, however, is that over time superior share price performance normally accrues to those companies that can sustain high returns and above-average profit growth without substantial financial leverage.

Q.   What were the best performing holdings for the Fund during the period?

A. Auto parts retailer O'Reilly Automotive was a strong relative performer that benefitted from more cost-conscious consumers driving their cars longer and performing their own maintenance. The company also benefited from the acquisition of one of its competitors. Another strong contributor to performance was data networking equipment supplier F5 Networks, which experienced more-resilient demand for its high-performance application delivery controllers, and recognized for its strategic positioning amid the move towards data center consolidation and virtualization. Mining equipment supplier Joy Global was a strong performer due to a sharp rebound in commodity prices, which supports an improving profit outlook for 2010 and beyond.

Q.   What were the weakest performing holdings?

A. Two of the biggest detractors from performance were companies that, ironically, reported relatively strong results. Both C.R. Bard, a medical device manufacturer, and Varian Medical Systems, a maker of radiation equipment to treat cancer, grew earnings through the recession. The market's appetite for lower quality and more cyclical issues worked against these two stocks during the period. Corrections Corp. of America, the nation's largest private correctional facilities operator, was also a big detractor from performance. We sold shares near their low following an earnings disappointment that led us to question our prior belief that the company would be recession-resistant. In fact, state budget woes temporarily impeded inmate transfers, leading to facility underutilization.

Q.   How was the Fund positioned as of October 31, 2009?

A. The economy is in recovery mode thanks to the efforts of policy makers around the globe to flood the system with liquidity. We expect a combination of a rebound in purchasing and aggressive cost reduction efforts by businesses to lead to a meaningful profit recovery over the next 12 months--which should carry stock prices higher. We believe the portfolio is well positioned with a healthy balance of steady, secular growers and more cyclical growth companies likely to prosper during an economic recovery. Importantly, we anticipate a rotation back to quality stocks to occur as policy makers begin to withdraw stimulus and as the economy shifts from phase one of the cycle, marked by recovery off the bottom, to a more enduring second phase, marked by sustained, albeit below trend line, economic expansion. Growth during this second phase is likely to be more muted than in past recoveries due to the headwind posed by deleveraging. As this rotation occurs, we expect the Fund's quality holdings to perform quite well.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

Montag & Caldwell Mid Cap Growth Fund

                                     Morningstar
                                       Mid Cap
                M&C Mid    Russell      Growth
              Cap Growth   Mid Cap     Category
              ----------   -------   -----------
Nov-07          10,000      10,000      10,000
Apr-08           9,370       9,156       8,912
Oct-08           5,850       5,735       5,792
Apr-09           5,870       5,891       5,743
Oct-09           6,830       7,025       6,738

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                        RETURNS FOR PERIOD ENDED 10/31/09

                      Average Annual Total Return - Class N

One Year           16.75%
Since Inception   -17.36%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
MONTAG & CALDWELL MID CAP GROWTH FUND                           OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

INFORMATION TECHNOLOGY                    20%
INDUSTRIALS                               18%
CONSUMER DISCRETIONARY                    18%
HEALTH CARE                               14%
FINANCIALS                                 9%
ENERGY                                     8%
CONSUMER STAPLES                           6%
MATERIALS                                  5%
CASH & NET OTHER ASSETS AND LIABILITIES    2%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 97.82%
            CONSUMER DISCRETIONARY - 17.93%
    1,500   Bed Bath & Beyond * ...............................   $       52,815
    2,530   Dick's Sporting Goods * ...........................           57,406
    1,060   Kohl's * ..........................................           60,653
    2,080   LKQ * .............................................           35,922
      903   Marriott International, Class A ...................           22,629
    1,620   O'Reilly Automotive * .............................           60,394
      750   Panera Bread, Class A * ...........................           44,985
      990   Polo Ralph Lauren .................................           73,676
    1,770   TJX ...............................................           66,109
    1,250   Tractor Supply * ..................................           55,875
                                                                  --------------
                                                                         530,464
                                                                  --------------
            CONSUMER STAPLES - 5.56%
    1,660   Alberto-Culver ....................................           44,521
    2,220   Avon Products .....................................           71,151
      860   Church & Dwight ...................................           48,917
                                                                  --------------
                                                                         164,589
                                                                  --------------
            ENERGY - 8.38%
    1,770   Cameron International * ...........................           65,437
      575   Core Laboratories .................................           59,973
    1,230   Oceaneering International * .......................           62,853
    1,370   Southwestern Energy * .............................           59,705
                                                                  --------------
                                                                         247,968
                                                                  --------------
            FINANCIALS - 8.69%
    1,180   Affiliated Managers Group * .......................           74,918
    1,100   Eaton Vance .......................................           31,229
    1,370   Lazard, Class A ...................................           51,717
    1,560   MSCI, Class A * ...................................           47,424
      680   PartnerRe .........................................           52,006
                                                                  --------------
                                                                         257,294
                                                                  --------------
            HEALTH CARE - 13.62%
      750   Bard (C.R.) .......................................           56,303
    1,030   Covance * .........................................           53,230

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            HEALTH CARE (CONTINUED)
    1,850   Dentsply International ............................   $       60,976
      570   Edwards Lifesciences * ............................           43,856
      900   St. Jude Medical * ................................           30,672
      550   Techne ............................................           34,380
    1,490   Varian Medical Systems * ..........................           61,060
    1,090   Waters * ..........................................           62,599
                                                                  --------------
                                                                         403,076
                                                                  --------------
            INDUSTRIALS - 18.33%
    1,680   Ametek ............................................           58,615
    1,150   Donaldson .........................................           41,020
    1,570   Expeditors International Washington ...............           50,585
    1,510   Fastenal ..........................................           52,095
      910   FTI Consulting * ..................................           37,137
    1,090   Jacobs Engineering Group * ........................           46,096
    1,780   JB Hunt Transport Services ........................           53,507
    1,360   Joy Global ........................................           68,558
      730   L-3 Communications Holdings .......................           52,772
      920   Roper Industries ..................................           46,506
      680   Stericycle * ......................................           35,612
                                                                  --------------
                                                                         542,503
                                                                  --------------
            INFORMATION TECHNOLOGY - 20.39%
    1,480   Altera ............................................           29,289
    2,360   Amphenol, Class A .................................           94,683
    1,220   ANSYS * ...........................................           49,508
      710   F5 Networks * .....................................           31,872
      850   Factset Research Systems ..........................           54,442
    1,930   Fiserv * ..........................................           88,529
    3,090   Juniper Networks * ................................           78,826
    2,960   Microchip Technology ..............................           70,922
    2,280   Polycom * .........................................           48,952
    2,590   Xilinx ............................................           56,332
                                                                  --------------
                                                                         603,355
                                                                  --------------
            MATERIALS - 4.92%
      860   Air Products and Chemicals ........................           66,332
    1,800   Ecolab ............................................           79,128
                                                                  --------------
                                                                         145,460
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $2,795,222) ..............................        2,894,709
                                                                  --------------
INVESTMENT COMPANY - 3.09%
   91,584   BlackRock Liquidity Funds
               TempCash Portfolio .............................           91,584
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $91,584) .................................           91,584
                                                                  --------------
TOTAL INVESTMENTS - 100.91%
   (Cost $2,886,806)** ........................................        2,986,293
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (0.91)% ....................          (26,919)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $    2,959,374
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $2,927,570.

Gross unrealized appreciation ......   $ 227,745
Gross unrealized depreciation ......    (169,022)
                                       ---------
Net unrealized appreciation ........   $  58,723
                                       =========

MSCI Morgan Stanley Capital International

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
CARDINAL MID CAP VALUE FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

                        Amy K. Minella, Eugene Fox III & Robert Kirkpatrick, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The Fund outpaced its benchmark due to advantageous stock selection in the Consumer Staples sector, little exposure to the poorly performing banking industry, and the absence of Utilities, which badly lagged the benchmark. These factors more than offset adverse stock selection in the Healthcare and Industrials sectors, and the drag from the Fund's cash position.

Q.   What were the best performing holdings for the Fund during the period?

A. Concho Resources was a key contributor, benefitting from higher oil prices and significant production growth. Cable operator Virgin Media rose sharply as much of its debt was refinanced and its operating metrics and cash flow improved. Check Point Software Technlologies was a major positive as demand for security software proved resilient and its acquisition of Nokia's security software business enhanced its future prospects. Fund manager Affiliated Managers Group also increased sharply as assets under management at its affiliates rose with the rally in global equity markets. Clothing retailer American Eagle Outfitters was another standout, as same store sales trends improved and valuation expanded from depressed levels.

Q.   What were the weakest performing holdings?

A. Data provider IMS Health suffered from declining revenue and earnings as customers tightened their budgets with the uncertainty surrounding health care reform. We sold the position as management felt improvement was unlikely anytime soon. Publisher Scholastic Corp. saw pressure on state budgets that crimped earnings and the adoption of e-books clouded its prospects. We sold it early in the year. Broker Investment Technology Group also lagged as lower trading volumes and falling commissions reduced earnings. Pawn lender Cash America International saw its earnings growth reduced by state restrictions on payday lending and weak retail sales. Metal processor Carpenter Technology Group, which we also sold, suffered losses due to lower volumes as a result of the global economic slowdown and higher pension costs.

Q.   How was the Fund positioned as of October 31, 2009?

A. Our current investment outlook is positive, but guarded, as improving economic and credit conditions, and easier earnings comparisons, outweigh more challenging valuations. Economic activity should benefit from inventory restocking and a weaker dollar, but the pace of recovery is likely to be gradual. Very low short-term interest rates and improving credit markets are having a salutary effect on confidence but the recession is likely to have a lasting effect on consumer and business behavior. While the equity market seems to be anticipating a normal economic recovery, such an outcome is far from certain. Nonetheless, funds are likely to continue flowing into equities as long as interest rates remain near zero.

     The investing environment has been volatile as equity investors have recently developed a healthy appetite for risk. As the management teams of most of our more economically sensitive companies have indicated their businesses have stabilized, we have added incrementally to a few of these holdings. We also invested in one agency-only mortgage REIT and a specialty finance company. Other companies in the portfolio remain generally cautious and most are building cash. Our companies have sound business models, prudent balance sheets and the ability to generate substantial free cash flow, which means that they are well prepared to take advantage of opportunities that arise in these challenging economic times.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

Cardinal Mid Cap Value Fund

                                            Morningstar
              Cardinal Mid   Russell Mid   Mid Cap Value
                Cap Value     Cap Value        Funds
              ------------   -----------   -------------
Nov-07           10,000         10,000         10,000
Apr-08            8,960          9,080          8,995
Oct-08            6,230          6,117          6,044
Apr-09            6,324          5,741          5,957
Oct-09            7,255          7,005          7,133

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                        RETURNS FOR PERIOD ENDED 10/31/09

                      Average Annual Total Return - Class N

One Year           16.45%
Since Inception   -14.82%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
CARDINAL MID CAP VALUE FUND                                     OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

INFORMATION TECHNOLOGY                    25%
CONSUMER DISCRETIONARY                    18%
FINANCIALS                                14%
INDUSTRIALS                               11%
HEALTH CARE                               10%
ENERGY                                     8%
MATERIALS                                  5%
CONSUMER STAPLES                           4%
CASH & NET OTHER ASSETS AND LIABILITIES    3%
TELECOMMUNICATION SERVICES                 2%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            COMMON STOCKS - 96.51%
            CONSUMER DISCRETIONARY - 17.77%
    1,211   American Eagle Outfitters .........................   $       21,180
    1,100   Interactive Data ..................................           28,930
      300   International Speedway, Class A ...................            7,653
      350   Jack in the Box * .................................            6,566
       10   NVR * .............................................            6,623
    1,179   Speedway Motorsports ..............................           15,964
      625   Stanley Works .....................................           28,269
      300   Tiffany ...........................................           11,787
    1,824   Virgin Media ......................................           25,481
    2,615   Wendy's/Arby's Group, Class A .....................           10,329
                                                                  --------------
                                                                         162,782
                                                                  --------------
            CONSUMER STAPLES - 4.19%
      250   Alberto-Culver ....................................            6,705
      600   Smucker (J.M.) ....................................           31,638
                                                                  --------------
                                                                          38,343
                                                                  --------------
            ENERGY - 7.57%
      900   Concho Resources * ................................           34,299
      400   Oceaneering International * .......................           20,440
      550   Plains Exploration & Production * .................           14,575
                                                                  --------------
                                                                          69,314
                                                                  --------------
            FINANCIALS - 13.73%
      546   Affiliated Managers Group * .......................           34,665
      500   Annaly Capital Management, REIT ...................            8,455
      617   Cash America International ........................           18,670
      300   Entertainment Properties Trust, REIT ..............           10,206
      351   Gallagher (Arthur J.) .............................            7,831
    1,100   Hudson City Bancorp ...............................           14,454
      300   Investment Technology Group * .....................            6,471
      928   Willis Group Holdings .............................           25,056
                                                                  --------------
                                                                         125,808
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            HEALTH CARE - 10.43%
      300   Beckman Coulter ...................................   $       19,299
      311   Henry Schein * ....................................           16,430
      417   Laboratory Corp of America Holdings * .............           28,727
      376   Quest Diagnostics .................................           21,030
      255   West Pharmaceutical Services ......................           10,065
                                                                  --------------
                                                                          95,551
                                                                  --------------
            INDUSTRIALS - 11.26%
      300   AMETEK ............................................           10,467
      541   Equifax ...........................................           14,812
      100   ITT ...............................................            5,070
      250   J.B. Hunt Transport Services ......................            7,515
      200   L-3 Communications Holdings .......................           14,458
      200   Roper Industries ..................................           10,110
    1,346   RR Donnelley & Sons ...............................           27,028
      400   Teledyne Technologies * ...........................           13,664
                                                                  --------------
                                                                         103,124
                                                                  --------------
            INFORMATION TECHNOLOGY - 25.15%
    1,000   Broadridge Financial Solutions ....................           20,810
      599   Check Point Software Technologies * ...............           18,611
    1,900   Convergys * .......................................           20,615
      600   Fiserv * ..........................................           27,522
      500   Harris ............................................           20,860
      710   Hewitt Associates * ...............................           25,219
    1,010   Intuit * ..........................................           29,361
    1,151   Progress Software * ...............................           26,588
      296   Sybase * ..........................................           11,710
    1,600   Western Union .....................................           29,072
                                                                  --------------
                                                                         230,368
                                                                  --------------
            MATERIALS - 4.78%
      100   FMC ...............................................            5,110
      720   Silgan Holdings ...................................           38,700
                                                                  --------------
                                                                          43,810
                                                                  --------------
            TELECOMMUNICATION SERVICES - 1.63%
    1,553   Windstream ........................................           14,971
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $837,922) ................................          884,071
                                                                  --------------
INVESTMENT COMPANY - 4.58%
   41,991   BlackRock Liquidity Funds TempCash Portfolio ......           41,991
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $41,991) .................................           41,991
                                                                  --------------
TOTAL INVESTMENTS - 101.09%
   (Cost $879,913)** ..........................................          926,062
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (1.09)% ....................           (9,962)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $      916,100
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $879,973.

Gross unrealized appreciation ....   $ 97,775
Gross unrealized depreciation ....    (51,686)
                                     --------
Net unrealized appreciation ......   $ 46,089
                                     ========

REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL-MID CAP FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

             James C. Shircliff, CFA; R. Andrew Beck & Henry W. Sanders III, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The past 12 months was a volatile period for investors with equity markets experiencing both a precipitous decline and an equally sharp rebound. Fortunately, the Fund was positive for the period delivering significant outperformance relative to its benchmark. Five sectors contributed positively to relative performance with the largest contributions to relative performance coming from Consumer holdings, which benefitted from both a higher total return and a significant overweight position. The largest negative contribution was, not surprisingly, within the Information Technology sector. Historically, when this high-volatility, growth-oriented sector leads the market's advance, as it did during the period, the Fund's low-volatility, value-oriented investment style lags the benchmark.

Q.   What were the best performing holdings for the Fund during the period?

A. The two holdings with the largest positive contribution to the Fund's total return during the period were Cracker Barrel and Big Lots. Like many restaurant operators, Cracker Barrel rebounded as the economy began to emerge from recession as the company reported strong operating results from better cost controls. The real story behind Cracker Barrel, however, was the $56 million in proceeds the firm received from a sale-leaseback transaction for 15 of its restaurants and one distribution center. The firm still owns the real estate at 400 of its stores and the deal helped to demonstrate the untapped value of its real estate portfolio.

     Big Lots benefited from strong earnings results, upbeat guidance, and multiple analyst upgrades during the period. Big Lots is the nation's largest broadline closeout retailer with approximately 1,350 stores in 47 states. Last year was the ideal environment for the firm, and the company was able to capitalize on cash-strapped companies forced to liquidate inventory at substantially discounted prices.

Q.   What were the weakest performing holdings?

A. The two holdings with the largest negative contribution to the Fund's total return were American Capital and NACCO Industries. American Capital is a business development company, investing primarily in the debt and equity of private company buyouts. The Fund sold the stock as it appeared that the business model of distributing virtually all cash flow to shareholders and constantly raising new capital for additional investments would no longer be sustainable.

     NACCO Industries is an operating holding company with three main businesses--coal mining, lift trucks, and housewares--that suffered tremendously during the downturn in early 2009, with all of its business lines experiencing significant weakness. We liquidated the Fund's position in the stock as we sought to manage unrealized losses in lower conviction holdings.

Q.   How was the Fund positioned as of October 31, 2009?

A. Last year we noted that while we were concerned about the short-term macro environment, we believed lower commodity prices, unprecedented stimulus, and attractive valuations would drive positive equity returns over the next 12 to 18 months. That belief was largely realized, although in a pattern that was more tumultuous than we imagined. Today, stocks are far less attractively priced than they were one year ago and, over the next 12 to 18 months, policy makers will begin the difficult task of withdrawing stimulus against a backdrop of high secular unemployment, higher taxes, and continuing consumer deleveraging. While we don't believe the U.S. economy will collapse during this process, we do believe that economic growth and earnings growth will be modest. Thus, we are positioning the Fund with an eye toward stocks that are less correlated with the broader market, as well as firms that can prosper in a period of modest economic growth.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

River Road Small-Mid Cap Fund

              River Road                  Morningstar
               Small-Mid   Russell 2500   Small Value
               Cap Fund     Value Index    Category
              ----------   ------------   -----------
Mar-07          10,000        10,000         10,000
Oct-07          10,130         9,736          9,917
Oct-08           7,130         6,461          6,629
Oct-09           7,724         7,013          7,373

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year           8.33%
Since Inception   -9.49%

Inception Date 03/29/2007

                     Average Annual Total Returns - Class I

One Year            8.52%
Since Inception   -12.15%

Inception Date 06/28/2007

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
RIVER ROAD SMALL-MID CAP FUND                                   OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

CONSUMER DISCRETIONARY                      25%
FINANCIALS                                  20%
CONSUMER STAPLES                            13%
INDUSTRIALS                                 13%
MATERIALS                                    7%
HEALTH CARE                                  5%
ENERGY                                       5%
INFORMATION TECHNOLOGY                       5%
UTILITIES                                    3%
CASH AND NET OTHER ASSETS AND LIABILITIES    3%
TELECOMMUNICATION SERVICES                   1%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 96.75%
            CONSUMER DISCRETIONARY - 25.21%
   35,890   Abercrombie & Fitch, Class A ......................   $    1,177,910
   34,640   Bank (Jos. A.) Clothiers * ........................        1,419,547
  115,300   Big Lots * ........................................        2,888,265
  206,390   Brink's Home Security Holdings * ..................        6,393,962
  227,820   CKX * .............................................        1,458,048
  133,620   Cracker Barrel Old Country Store ..................        4,429,503
   86,090   Dollar Tree * .....................................        3,885,242
  103,280   Dress Barn * ......................................        1,864,204
  203,350   Fred's, Class A ...................................        2,407,664
  142,960   Hillenbrand .......................................        2,856,341
   64,500   International Speedway, Class A ...................        1,645,395
   94,050   JAKKS Pacific * ...................................        1,338,332
   87,930   Lincoln Educational Services * ....................        1,742,773
  236,170   OfficeMax .........................................        2,699,423
   78,540   Papa John's International * .......................        1,767,150
  331,210   PetSmart ..........................................        7,793,371
  206,390   Rent-A-Center * ...................................        3,789,320
   75,230   UniFirst ..........................................        3,164,926
                                                                  --------------
                                                                      52,721,376
                                                                  --------------
            CONSUMER STAPLES - 13.14%
   83,786   American Dairy * ..................................        2,424,767
  242,753   Casey's General Stores ............................        7,654,002
   34,300   Coca-Cola Bottling ................................        1,540,413
   81,580   Dean Foods * ......................................        1,487,203
   96,990   Industrias Bachoco, SP ADR (Mexico) ...............        2,203,613
   32,046   J & J Snack Foods .................................        1,255,242
   86,480   National Beverage * ...............................          946,956
  264,750   Ruddick ...........................................        7,074,120
   96,760   Village Super Market, Class A .....................        2,902,800
                                                                  --------------
                                                                      27,489,116
                                                                  --------------
            ENERGY - 4.59%
   37,380   Bristow Group * ...................................        1,089,627
   92,250   Cal Dive International * ..........................          708,480
   98,735   Encore Acquisition * ..............................        3,660,107

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            ENERGY (CONTINUED)
  133,320   Frontier Oil ......................................   $    1,847,815
   88,530   Provident Energy Trust ............................          546,230
  129,080   Rosetta Resources * ...............................        1,746,452
                                                                  --------------
                                                                       9,598,711
                                                                  --------------
            FINANCIALS - 20.59%
   12,641   Alleghany * .......................................        3,160,250
   96,000   BancorpSouth ......................................        2,167,680
   53,640   Bank of Hawaii ....................................        2,381,616
   55,840   Cincinnati Financial ..............................        1,416,102
  103,817   Commerce Bancshares ...............................        3,982,420
   73,130   FirstService * ....................................        1,299,520
  215,620   Hilltop Holdings * ................................        2,552,941
   82,865   Max Capital Group .................................        1,711,162
   61,020   Navigators Group * ................................        3,238,331
   53,960   Oppenheimer Holdings, Class A .....................        1,375,980
   64,340   PartnerRe .........................................        4,920,723
  205,340   People's United Financial .........................        3,291,600
   65,260   UMB Financial .....................................        2,595,390
  238,020   W. R. Berkley .....................................        5,883,854
    7,302   White Mountains Insurance Group ...................        2,259,312
   28,730   Zenith National Insurance .........................          819,667
                                                                  --------------
                                                                      43,056,548
                                                                  --------------
            HEALTH CARE - 4.83%
  103,100   Kindred Healthcare * ..............................        1,515,570
  100,600   Martek Biosciences * ..............................        1,806,776
   19,990   National Healthcare ...............................          719,040
   67,270   Pharmaceutical Product Development ................        1,449,669
   83,290   Res-Care * ........................................        1,001,979
   90,020   STERIS ............................................        2,633,985
   24,700   West Pharmaceutical Services ......................          974,909
                                                                  --------------
                                                                      10,101,928
                                                                  --------------
            INDUSTRIALS - 12.86%
   53,355   AMERCO * ..........................................        2,255,316
  211,340   Brink's ...........................................        5,015,098
   82,480   Copart * ..........................................        2,653,382
   68,780   Corporate Executive Board .........................        1,651,408
  194,640   Equifax ...........................................        5,329,243
  211,740   Geo Group * .......................................        4,478,301
   79,095   Korn/Ferry International * ........................        1,262,356
  223,380   Pike Electric * ...................................        2,803,419
   82,885   Viad ..............................................        1,450,488
                                                                  --------------
                                                                      26,899,011
                                                                  --------------
            INFORMATION TECHNOLOGY - 4.56%
   45,430   Forrester Research * ..............................        1,150,742
   48,040   Hewitt Associates, Class A * ......................        1,706,381
  205,210   Ingram Micro, Class A * ...........................        3,621,957
  104,240   Ituran Location and Control .......................        1,288,406
  199,160   TeleCommunication Systems, Class A * ..............        1,780,490
                                                                  --------------
                                                                       9,547,976
                                                                  --------------
            MATERIALS - 6.84%
   92,990   Airgas ............................................        4,125,036
  220,780   AptarGroup ........................................        7,795,742
  224,990   Glatfelter ........................................        2,378,144
                                                                  --------------
                                                                      14,298,922
                                                                  --------------
            TELECOMMUNICATION SERVICES - 0.58%
   32,920   United States Cellular * ..........................        1,205,201
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL-MID CAP FUND                                   OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            UTILITIES - 3.55%
   66,210   Avista ............................................   $    1,255,342
   32,820   National Fuel Gas .................................        1,488,059
  128,266   Portland General Electric .........................        2,384,465
  105,072   SJW ...............................................        2,287,418
                                                                  --------------
                                                                       7,415,284
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $190,209,338) ............................      202,334,073
                                                                  --------------
INVESTMENT COMPANY - 2.96%
6,201,012   BlackRock Liquidity Funds TempFund Portfolio ......        6,201,012
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $6,201,012) ..............................        6,201,012
                                                                  --------------
TOTAL INVESTMENTS - 99.71%
   (Cost $196,410,350)** ......................................      208,535,085
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.29% ......................          599,790
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $  209,134,875
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposed is $198,190,572.

Gross unrealized appreciation .....   $18,908,224
Gross unrealized depreciation .....    (8,563,711)
                                      -----------
Net unrealized appreciation .......   $10,344,513
                                      ===========

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

            B. Anthony Weber, Charles Mercer, Jr., CFA & Michael E. Johnson, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The volatility that marked the end of 2008 spilled over into 2009 as the market finally bottomed amid a panicked selloff in February and March. Off that bottom, those stocks that had suffered the most and that were most leveraged saw the greatest increase in price, stocks that the Fund generally did not own. Earnings surprise and estimate revision, the core of our strategy, were of little consequence during the period until the third quarter of 2009. It was during that quarter that the Fund outpaced the market and its rivals. Unfortunately, volatility was reintroduced into the market during the fourth quarter as investors became nervous about lackluster GDP growth.

Q.   What were the best performing holdings for the Fund during the period?

A. Technology was king for the Fund during the past year as we saw some giant gains from names like Seagate Technology and Western Digital, two disk drive manufacturers that were up 145% and 156% respectively. Semiconductor stocks stood out as well, as several names saw very nice moves. Overall, the portfolio's performance in Technology doubled that of the benchmark. We also saw strength from the Consumer Discretionary sector, led by names such as Aeropostale (no longer held), Carter's and American Eagle Outfitters (no longer held).

Q.   What were the weakest performing holdings?

A. Airlines, such as Continental and AMR which had been the Fund's best performing industry group during the fourth quarter of 2008, experienced a dramatic selloff during the first three months of 2009, as traffic numbers slumped to levels not seen since the period just after 9/11. As a result, Industrials was the worst sector in the portfolio, as well as in the benchmark. A 50% underweight in Healthcare most of the year avoided the uncertainty around the proposed healthcare reform bill but stock selection in this area struggled from earnings disappointments primarily within biotechnology and medical equipment.

Q.   How was the Fund positioned as of October 31, 2009?

A. The Fund is still overweight early cycle sectors, as Technology and Consumer Discretionary represent the two largest areas of exposure in the portfolio. Semiconductors and related companies make up the bulk in Technology as we are convinced corporate America, which is flush with cash, will lead us out of this recession as we may be at the front edge of a major PC upgrade cycle driven by the launch of Windows 7. Specialty retail and apparel stocks lead the consumer space along with firms leveraged to an upswing in ad revenue. The Industrials sector is driven by a sizable position in car rental stocks where fleets are being reduced and residual values are increasing given the all time highs in used-car prices. We likely will look to move up the portfolio's stake in Healthcare during the course of the next 12 months as the uncertainty surrounding the reform package is removed and we start to look up the food chain for higher quality growth stocks.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

Veredus Aggressive Growth Fund

         ABN AMRO/Veredus                  Morningstar(R)
        Aggressive Growth   Russell 2000    Small Growth
         Fund - Class N     Growth Index      Category
        -----------------   ------------   ---------------
Jun-98        10,000           10,000           10,000
Oct-98         8,620            8,169            8,234
Oct-99        16,630           10,561           11,859
Oct-00        25,502           12,269           16,475
Oct-01        22,931            8,403           11,921
Oct-02        14,961            6,590            9,723
Oct-03        19,913            9,659           13,727
Oct-04        21,246           10,193           14,356
Oct-05        23,977           11,305           16,063
Oct-06        24,094           13,235           18,178
Oct-07        31,324           15,449           21,632
Oct-08        16,330            9,599           12,640
Oct-09        17,602           10,687           14,304

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year           7.79%
Five Year         -3.69%
Ten Year           0.57%
Since Inception    5.11%

Inception Date 06/30/98

                     Average Annual Total Returns - Class I

One Year           8.16%
Five Year         -3.43%
Since Inception   -3.18%

Inception Date 10/05/01

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND CLASS I IS 1.56% AND 1.31% RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

INFORMATION TECHNOLOGY                    33%
CONSUMER DISCRETIONARY                    30%
INDUSTRIALS                               12%
HEALTH CARE                                9%
FINANCIALS                                 7%
ENERGY                                     3%
MATERIALS                                  3%
CASH & NET OTHER ASSETS AND LIABILITIES    3%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 97.07%
            CONSUMER DISCRETIONARY - 30.15%
   61,200   Amerigon * ........................................   $      393,516
   34,500   AnnTaylor Stores * ................................          447,465
   75,825   bebe stores .......................................          474,665
   44,075   Brunswick .........................................          417,831
   31,975   Carter's * ........................................          754,610
   61,700   Chico's FAS * .....................................          737,315
   67,750   Coldwater Creek * .................................          389,563
  101,325   Gannett ...........................................          995,012
   14,225   Guess? ............................................          519,924
   36,600   Lithia Motors, Class A * ..........................          305,244
   30,375   MarineMax * .......................................          206,854
   63,400   MGM MIRAGE * ......................................          587,718
  120,750   New York Times, Class A ...........................          962,378
  127,825   Office Depot * ....................................          773,341
  114,250   Pacific Sunwear of California * ...................          690,070
   31,050   Pier 1 Imports * ..................................          109,296
  194,150   Saks * ............................................        1,089,182
   71,950   Select Comfort * ..................................          393,567
   93,525   Shuffle Master * ..................................          730,430
   24,000   Steak 'n Shake (The) * ............................          279,600
   37,775   Talbots ...........................................          342,619
   25,875   Tempur-Pedic International * ......................          501,199
   56,050   Ulta Salon, Cosmetics & Fragrance * ...............          848,597
   28,600   Under Armour, Class A * ...........................          767,910
                                                                  --------------
                                                                      13,717,906
                                                                  --------------
            ENERGY - 2.92%
   19,300   Carrizo Oil & Gas * ...............................          447,374
    7,300   GMX Resources * ...................................           92,929
   77,075   SandRidge Energy * ................................          788,477
                                                                  --------------
                                                                       1,328,780
                                                                  --------------
            FINANCIALS - 6.67%
    9,125   FBR Capital Markets * .............................           55,663
  109,225   Janus Capital Group ...............................        1,433,032
   24,825   Jefferies Group * .................................          647,933

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            FINANCIALS (CONTINUED)
   87,000   KKR Financial Holdings * ..........................   $      398,460
   29,100   LaSalle Hotel Properties, REIT ....................          499,356
                                                                  --------------
                                                                       3,034,444
                                                                  --------------
            HEALTH CARE - 8.73%
   26,825   Align Technology * ................................          421,689
   10,625   Almost Family * ...................................          322,469
   12,925   Amedisys * ........................................          514,286
   27,750   Brookdale Senior Living * .........................          467,310
   64,850   Clarient * ........................................          210,114
   84,725   LCA-Vision * ......................................          381,263
   16,525   NuVasive * ........................................          599,692
   27,550   RehabCare Group * .................................          516,563
   20,500   WellCare Health Plans * ...........................          535,665
                                                                  --------------
                                                                       3,969,051
                                                                  --------------
            INDUSTRIALS - 12.00%
   88,875   AirTran Holdings * ................................          375,941
   54,500   AMR * .............................................          293,755
  121,575   Avis Budget Group * ...............................        1,021,230
   25,350   CDI ...............................................          308,763
    9,550   Dollar Thrifty Automotive Group * .................          176,771
   17,650   Ener1 * ...........................................           88,074
   21,125   EnerNOC * .........................................          606,921
   50,300   Gol - Linhas Aereas Inteligentes SA, ADR
               (Brazil) .......................................          516,581
   90,325   Hertz Global Holdings * ...........................          840,926
   40,575   Kforce * ..........................................          475,945
   42,850   Tutor Perini * ....................................          756,303
                                                                  --------------
                                                                       5,461,210
                                                                  --------------
            INFORMATION TECHNOLOGY - 33.55%
   25,825   Aixtron AG, SP ADR (Germany) ......................          765,453
  154,675   Amkor Technology * ................................          852,259
   19,025   Avnet * ...........................................          471,440
  103,975   Brightpoint * .....................................          766,296
   23,475   Cavium Networks * .................................          445,086
   27,950   Echo Global Logistics * ...........................          364,748
  103,500   Fairchild Semiconductor International * ...........          774,180
   87,675   Kulicke & Soffa Industries * ......................          407,689
  172,150   LSI * .............................................          881,408
  238,325   LTX-Credence * ....................................          319,356
  142,250   Mattson Technology * ..............................          301,570
   78,525   NetScout Systems * ................................          965,072
   11,200   Newport * .........................................           83,328
  141,550   ON Semiconductor * ................................          946,970
  181,125   RF Micro Devices * ................................          720,878
   80,925   Rubicon Technology * ..............................        1,223,586
   27,625   SAVVIS * ..........................................          408,574
   52,875   Seagate Technology ................................          737,606
  132,250   Sonic Solutions * .................................          642,735
   39,900   Standard Microsystems * ...........................          768,474
  120,800   TriQuint Semiconductor * ..........................          651,112
   51,800   TTM Technologies * ................................          526,806
   22,700   Western Digital * .................................          764,536
   45,425   Xyratex * .........................................          474,691
                                                                  --------------
                                                                      15,263,853
                                                                  --------------
            MATERIALS - 3.05%
   18,525   Globe Specialty Metals *                                     146,718
   14,100   Koppers Holdings                                             368,292

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            MATERIALS (CONTINUED)
   84,600   PolyOne * ........................................    $      472,068
   36,475   Solutia * ........................................           401,217
                                                                  --------------
                                                                       1,388,295
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $39,891,948) ............................        44,163,539
                                                                  --------------
INVESTMENT COMPANY - 4.03%
1,834,636   BlackRock Liquidity Funds
               TempCash Portfolio ............................         1,834,636
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $1,834,636) .............................         1,834,636
                                                                  --------------
TOTAL INVESTMENTS - 101.10%
   (Cost $41,726,584)** ......................................        45,998,175
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (1.10)%                              (501,989)
                                                                  --------------
NET ASSETS - 100.00% .........................................    $   45,496,186
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $41,734,861.

Gross unrealized appreciation ....   $ 6,635,674
Gross unrealized depreciation ....    (2,372,360)
                                     -----------
Net unrealized appreciation ......   $ 4,263,314
                                     ===========

ADR    American Depositary Receipt

REIT   Real Estate Investment Trust

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO SMALL CAP FUND
PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2009

                                                            Philip D. Tasho, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The financial meltdown weighed heavily on stocks during late 2008 and early 2009, but stocks rebounded strongly, recovering into positive territory. While the markets were unusually volatile, the Fund reported positive absolute returns for the one-year period ending October 2009 and positive relative returns versus its benchmark, the Russell 2000(R) Index. Strong stock selection in Energy, Financials, Health Care and Industrials added to performance, as well as positive sector allocation in Consumer Discretionary. Stock selection in Technology and Consumer Discretionary detracted from performance.

Q.   What were the best performing holdings for the Fund during the period?

A. General Cable, an industrial wire and cable company, continued to execute well thanks to its global footprint. For the second year, Quality Systems, a health care systems software company, was another strong performer as demand for its products resonated in the market place. The third largest contributor to performance was F5 Networks, which benefited from a rebound in corporate spending in technology led by demand for productivity enhancement products.

Q.   What were the weakest performing holdings?

A. While ManTech International declined with other defense-related stocks, the loss of its well-respected Chief Operating Officer further depressed its shares. Eclipsys, a health care systems integrator, declined due to poor execution and the replacement of its Chief Financial Officer. SunOpta an organic food concern, needed to restate financials due to certain incorrect accounting treatments. All three positions were eventually sold from the portfolio.

Q.   How was the Fund positioned as of October 31, 2009?

A. We believe liquidity injected into the financial system through the Congressional stimulus package, as well as by the Fed, provided the opportunity for the stock market to rebound. The challenge over the next year is funneling that liquidity into the real economy to spark the resumption of positive GDP growth. The potential economic recovery could be tempered by increases in state, local and eventually Federal taxes, as well as the continued de-leveraging of the consumer. For this reason, we have positioned the portfolio towards best-in-class leaders that have the opportunity to gain traction in a sluggish and increasingly competitive market through superior execution and capital bases that will help enable them to take market share from their peers.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

TAMRO Small Cap Fund

              TAMRO Small   Russell 2000    Morningstar(R) Small
               Cap Fund         Index        Blend Category
             ------------   -----------    -------------------
11/30/2000      10,000         10,000             10,000
Oct-01          10,774          9,729              9,761
Oct-02          10,603          8,603              9,093
Oct-03          15,919         12,334             12,467
Oct-04          17,538         13,780             14,153
Oct-05          19,144         15,445             16,096
Oct-06          24,165         18,531             18,729
Oct-07          27,201         20,248             20,669
Oct-08          18,609         13,332             12,972
Oct-09          20,028         14,193             14,457

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          7.63%
Five Year         2.69%
Since Inception   8.10%

Inception Date 11/30/00

                     Average Annual Total Returns - Class I

One Year          7.94%
Since Inception   1.64%

Inception Date 01/04/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

Aston Funds
TAMRO SMALL CAP FUND                                            OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CONSUMER DISCRETIONARY                    22%
INFORMATION TECHNOLOGY                    19%
FINANCIALS                                18%
INDUTRIALS                                13%
HEALTH CARE                                8%
ENERGY                                     8%
CONSUMER STAPLES                           8%
TELECOMMUNICATION SERVICES                 2%
CASH & NET OTHER ASSETS AND LIABILITIES    2%

% OF TOTAL NET ASSETS

                                                                      MARKET
SHARES                                                                 VALUE
---------                                                         --------------
COMMON STOCKS - 97.89%
            CONSUMER DISCRETIONARY - 21.79%
  580,320   Aaron Rents .......................................   $   14,537,016
1,107,667   BJ's Restaurants * ................................       17,678,365
  212,324   Blue Nile * .......................................       12,750,056
  344,298   Carter's * ........................................        8,125,433
  453,919   Corinthian Colleges * .............................        7,199,155
1,840,311   Domino's Pizza * ..................................       13,507,883
  612,375   DSW, Class A * ....................................       11,757,600
  845,717   E.W. Scripps, Class A .............................        5,378,760
1,256,411   Gannett ...........................................       12,337,956
  563,664   Grand Canyon Education * ..........................        9,142,630
  618,569   Lumber Liquidators * ..............................       13,144,591
  527,194   M.D.C. Holdings ...................................       17,197,068
  211,250   Morningstar * .....................................       10,777,975
  995,525   Winnebago Industries * ............................       11,448,538
                                                                  --------------
                                                                     164,983,026
                                                                  --------------
            CONSUMER STAPLES - 7.54%
  449,354   Lance .............................................       10,838,418
  458,758   NBTY * ............................................       16,703,379
  481,937   TreeHouse Foods * .................................       18,024,444
  476,924   United Natural Foods * ............................       11,498,638
                                                                  --------------
                                                                      57,064,879
                                                                  --------------
            ENERGY - 7.96%
  329,731   Alpha Natural Resources * .........................       11,200,962
  437,324   Bill Barrett * ....................................       13,548,297
  480,230   Holly .............................................       13,931,472
  416,628   Hornbeck Offshore Services * ......................       10,128,227
  875,005   Willbros Group * ..................................       11,497,566
                                                                  --------------
                                                                      60,306,524
                                                                  --------------

                                                                      MARKET
SHARES                                                                VALUE
---------                                                         --------------
            FINANCIALS - 18.44%
  636,185   Bank of the Ozarks ................................   $   14,473,209
  921,113   BioMed Realty Trust, REIT .........................       12,499,503
  456,389   East West Bancorp .................................        4,121,193
  339,719   GAMCO Investors ...................................       14,332,745
  973,612   Glacier Bancorp ...................................       12,744,581
1,032,834   Janus Capital Group ...............................       13,550,782
  790,433   LaSalle Hotel Properties, REIT ....................       13,563,830
  655,735   Raymond James Financial ...........................       15,481,903
  966,501   Redwood Trust, REIT ...............................       13,473,024
    3,991   Teton Advisors (a) ................................           64,347
  568,805   Washington, REIT ..................................       15,187,094
  716,073   Zions Bancorporation ..............................       10,139,594
                                                                  --------------
                                                                     139,631,805
                                                                  --------------
            HEALTH CARE - 8.17%
  342,297   Analogic ..........................................       12,781,370
2,369,421   Health Management Associates, Class A * ...........       14,453,468
  225,063   Perrigo ...........................................        8,370,093
  342,010   Teleflex ..........................................       17,014,998
  216,836   United Therapeutics * .............................        9,224,203
                                                                  --------------
                                                                      61,844,132
                                                                  --------------
            INDUSTRIALS - 12.87%
  580,522   Advisory Board * ..................................       14,304,062
2,521,064   AirTran Holdings * ................................       10,664,101
  652,584   EMCOR Group * .....................................       15,414,034
  272,548   Energy Conversion Devices * .......................        2,935,342
  569,444   Forward Air .......................................       12,151,935
  427,128   General Cable * ...................................       13,300,766
  184,169   Schnitzer Steel Industries, Class A ...............        7,963,468
  507,212   Terex * ...........................................       10,255,827
  283,734   Wabtec ............................................       10,430,062
                                                                  --------------
                                                                      97,419,597
                                                                  --------------
            INFORMATION TECHNOLOGY - 19.24%
1,466,264   3PAR * ............................................       13,797,544
  633,894   Acme Packet * .....................................        6,205,822
  420,424   Blackboard * ......................................       14,912,439
  458,449   F5 Networks * .....................................       20,579,776
  244,262   FactSet Research Systems ..........................       15,644,981
   42,234   LivePerson * ......................................          212,437
   82,901   Netezza * .........................................          766,005
  336,425   Quality Systems ...................................       20,528,653
1,205,128   RightNow Technologies * ...........................       18,390,253
  896,202   SeaChange International * .........................        6,067,288
  768,939   ValueClick * ......................................        7,566,360
1,321,229   VASCO Data Security International * ...............        8,033,072
  805,543   Websense * ........................................       12,937,021
                                                                  --------------
                                                                     145,641,651
                                                                  --------------
            TELECOMMUNICATION SERVICES - 1.88%
1,069,355   Cbeyond * .........................................       14,275,889
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $666,109,823) ............................      741,167,503
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO SMALL CAP FUND                                            OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
  SHARES                                                              VALUE
---------                                                         -------------
INVESTMENT COMPANY - 1.02%
7,727,276   BlackRock Liquidity Funds
               TempCash Portfolio .............................   $    7,727,276
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $7,727,276) ..............................        7,727,276
                                                                  --------------
TOTAL INVESTMENTS - 98.91%
   (Cost $673,837,099)** .....................................       748,894,779
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 1.09% .....................         8,220,687
                                                                  --------------
NET ASSETS - 100.00% .........................................    $  757,115,466
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $684,796,789.

Gross unrealized appreciation .........   $100,380,865
Gross unrealized depreciation .........    (36,282,875)
                                          ------------
Net unrealized appreciation ...........   $ 64,097,990
                                          ============


(a) This security has been determined by the Adviser to be an illiquid security. At October 31, 2009, this security amounted to $64,347 or 0.01% of net assets.

REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL CAP VALUE FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

             James C. Shircliff, CFA; R. Andrew Beck & Henry W. Sanders III, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The past 12 months was a volatile period for investors with equity markets experiencing both a precipitous decline and an equally sharp rebound. Fortunately, the Fund was positive for the period delivering significant outperformance relative to its benchmark. Seven sectors contributed positively to relative performance with the largest contribution to relative performance coming from Consumer Staples, which benefitted from both a higher total return and a significant overweight position. A significant underweight position in the Financials sector also aided returns. The largest negative contribution was, not surprisingly, within the Information Technology sector. Historically, when this high-volatility, growth-oriented sector leads the market's advance, as it did during the period, the Fund's low-volatility, value-oriented investment style lags the benchmark.

Q.   What were the best performing holdings for the Fund during the period?

A. The two holdings with the largest positive contribution to total return during the period were American Dairy and Cracker Barrel. American Dairy, a Utah-registered company, is a premium producer of infant formula in China headquartered in Beijing. In September 2008, it was revealed that much of China's raw milk powder was contaminated with melamine, a toxic chemical that caused six infant deaths and sickened thousands. American Dairy was one of a few companies not implicated in the melamine crisis.

     Cracker Barrel operates nearly 600 restaurant/gift shops in 41 states. Like many restaurant operators, the firm rebounded as the economy began to emerge from recession as the company reported strong operating results from better cost controls. The real story behind Cracker Barrel, however, was the $56 million in proceeds the firm received from a sale-leaseback transaction for 15 of its restaurants and one distribution center. The firm still owns the real estate at 400 of its stores and the deal helped to demonstrate the untapped value of its real estate portfolio.

Q.   What were the weakest performing holdings?

A. The two holdings with the largest negative contribution to the Fund's total return were NACCO Industries and JAKKS Pacific. NACCO Industries is an operating holding company with three main businesses--coal mining, lift trucks, and house wares--that suffered tremendously during the downturn in early 2009, with all of its business lines experiencing significant weakness. We liquidated the Fund's position in the stock as we sought to manage unrealized losses in lower conviction holdings.

     JAKKS Pacific underperformed the market and its peer group last year. Like most retailers, JAKKS Pacific struggled to grow sales. Strong brands such as Hannah Montana, WWE, and Pokemon experienced significant declines in shelf space and ultimately revenue. Fortunately, new products such as Girl Gourmet and Spa Factory have achieved expanded distribution that should lead to better results this Christmas. We trimmed the portfolio's holding in JAKKS but continue to maintain a small position.

Q.   How was the Fund positioned as of October 31, 2009?

A. Last year we noted that while we were concerned about the short-term macro environment, we believed lower commodity prices, unprecedented stimulus, and attractive valuations would drive positive equity returns over the next 12 to 18 months. That belief was largely realized, although in a pattern that was more tumultuous than we imagined. Today, stocks are far less attractively priced than they were one year ago and, over the next 12 to 18 months, policy makers will begin the difficult task of withdrawing stimulus against a backdrop of high secular unemployment, higher taxes, and continuing consumer deleveraging. While we don't believe the US economy will collapse during this process, we do believe that economic growth and earnings growth will be modest. Thus, we are positioning the Fund with an eye toward stocks that are less correlated with the broader market, as well as firms that can prosper in a period of modest economic growth.

                        GROWTH OF A HYPOTHETICAL $10,000
                               INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

River Road Small Cap Value Fund

         River Road                   Morningstar(R)
          Small Cap   Russell 2000      Small Cap
         Value Fund    Value Index    Value Category
         ----------   ------------   ---------------
Jun-05      10,000         10,000           10,000
Oct-05      10,280         10,050           10,123
Oct-06      13,460         12,352           11,808
Oct-07      14,553         12,605           12,464
Oct-08       9,821          8,755            8,332
Oct-09      10,803          8,927            9,267

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          9.99%
Since Inception   1.79%

Inception Date 06/28/05

                     Average Annual Total Returns - Class I

One Year          10.31%
Since Inception   -8.43%

Inception Date 12/13/06

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

Aston Funds
RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CONSUMER DISCRETIONARY                    27%
CONSUMER STAPLES                          16%
FINANCIALS                                14%
INDUSTRIALS                               12%
HEALTH CARE                                7%
INFORMATION TECHNOLOGY                     6%
ENERGY                                     6%
MATERIALS                                  5%
CASH & NET OTHER ASSETS AND LIABILITIES    4%
UTILITIES                                  3%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                              VALUE
----------                                                        --------------
COMMON STOCKS - 95.59%
             CONSUMER DISCRETIONARY - 26.75%
    82,973   Bank (Jos. A.) Clothiers * .......................   $    3,400,234
   279,100   Big Lots * .......................................        6,991,455
   505,836   Brink's Home Security Holdings * .................       15,670,799
   606,350   CKX * ............................................        3,880,640
   339,566   Cracker Barrel Old Country Store .................       11,256,613
   144,121   Dollar Tree * ....................................        6,504,181
   265,559   Dress Barn * .....................................        4,793,340
   616,208   Fred's, Class A ..................................        7,295,903
   152,762   Frisch's Restaurants .............................        3,582,269
   177,174   Hampshire Group * (a) ............................          531,522
   380,860   Hillenbrand ......................................        7,609,583
   190,290   International Speedway, Class A ..................        4,854,298
   271,296   JAKKS Pacific * ..................................        3,860,542
   295,970   Lincoln Educational Services * ...................        5,866,125
   645,588   Mac-Gray * .......................................        5,248,630
   210,680   Monarch Casino & Resort * ........................        1,462,119
    96,194   Nathan's Famous * ................................        1,394,813
   561,440   OfficeMax * ......................................        6,417,259
   205,488   Papa John's International * ......................        4,623,480
   284,817   PetMed Express ...................................        4,468,779
   246,750   PetSmart .........................................        5,806,027
   462,325   Rent-A-Center * ..................................        8,488,287
   223,883   UniFirst .........................................        9,418,758
                                                                  --------------
                                                                     133,425,656
                                                                  --------------
             CONSUMER STAPLES - 15.95%
   274,391   American Dairy * .................................        7,940,876
   605,519   Casey's General Stores ...........................       19,092,014
    85,906   Coca-Cola Bottling ...............................        3,858,038
   319,138   HQ Sustainable Maritime Industries * .............        2,415,875
   382,851   Industrias Bachoco, SP ADR (Mexico) ..............        8,698,375
    91,883   J & J Snack Foods ................................        3,599,057
   295,816   National Beverage * ..............................        3,239,185

                                                                      MARKET
  SHARES                                                              VALUE
----------                                                        --------------
             CONSUMER STAPLES (CONTINUED)
   639,341   Ruddick ..........................................   $   17,083,192
   300,699   Village Super Market, Class A ....................        9,020,970
   674,893   Zapata * .........................................        4,609,519
                                                                  --------------
                                                                      79,557,101
                                                                  --------------
             ENERGY - 5.78%
   112,110   Bristow Group * ..................................        3,268,006
   216,852   Cal Dive International * .........................        1,665,423
    65,454   Eastern American Natural Gas Trust ...............        1,583,987
   255,280   Encore Acquisition * .............................        9,463,230
   859,179   Evolution Petroleum * ............................        2,929,800
   338,450   Frontier Oil .....................................        4,690,917
   231,910   Provident Energy Trust ...........................        1,430,885
   279,050   Rosetta Resources * ..............................        3,775,546
                                                                  --------------
                                                                      28,807,794
                                                                  --------------
             FINANCIALS - 14.52%
     7,701   BancFirst ........................................          278,083
   286,050   BancorpSouth .....................................        6,459,009
   157,730   Bank of Hawaii ...................................        7,003,212
    72,350   Dime Community Bancshares ........................          795,126
    48,745   First Citizens BancShares, Class A ...............        7,263,005
   177,120   FirstService * ...................................        3,147,422
    30,009   Gyrodyne Company of America REIT * ...............        1,245,373
   523,150   Hilltop Holdings * ...............................        6,194,096
   209,101   Max Capital Group ................................        4,317,936
   710,199   Medallion Financial ..............................        5,575,062
   183,357   Navigators Group * ...............................        9,730,756
   163,409   Oppenheimer Holdings, Class A ....................        4,166,929
   215,650   UMB Financial ....................................        8,576,400
    18,540   White Mountains Insurance Group ..................        5,736,461
    68,020   Zenith National Insurance ........................        1,940,611
                                                                  --------------
                                                                      72,429,481
                                                                  --------------
             HEALTH CARE - 6.78%
    90,630   Air Methods * ....................................        2,767,840
   317,966   Chindex International * ..........................        4,432,446
   122,750   Ensign Group .....................................        1,814,245
   229,210   Kindred Healthcare * .............................        3,369,387
   274,370   Martek Biosciences * .............................        4,927,685
    55,940   National Healthcare ..............................        2,012,162
   276,740   Res-Care * .......................................        3,329,182
   241,140   STERIS ...........................................        7,055,756
   104,450   West Pharmaceutical Services .....................        4,122,642
                                                                  --------------
                                                                      33,831,345
                                                                  --------------
             INDUSTRIALS - 12.21%
   130,950   AMERCO * .........................................        5,535,256
   395,056   Brink's ..........................................        9,374,679
   149,280   Copart * .........................................        4,802,338
    98,060   Cornell * ........................................        2,239,690
   167,000   Corporate Executive Board ........................        4,009,670
   494,920   Geo Group * ......................................       10,467,558
   299,153   Korn/Ferry International * .......................        4,774,482
   540,210   Pike Electric * ..................................        6,779,635
   186,290   Sterling Construction * ..........................        3,004,858
   239,673   Viad .............................................        4,194,278
   447,860   Volt Information Sciences * ......................        3,632,145
   512,944   WCA Waste * ......................................        2,056,905
                                                                  --------------
                                                                      60,871,494
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
  SHARES                                                              VALUE
----------                                                        --------------
             INFORMATION TECHNOLOGY - 5.87%
   405,480   BigBand Networks * ...............................   $    1,500,276
    67,179   Cass Information Systems .........................        1,997,232
    48,820   Computer Services (a) ............................        1,745,315
   362,980   Electro Rent .....................................        3,887,516
   140,230   Forrester Research * .............................        3,552,026
   382,783   Ingram Micro, Class A * ..........................        6,756,120
   355,310   Ituran Location and Control ......................        4,391,632
   606,490   TeleCommunication Systems, Class A * .............        5,422,021
                                                                  --------------
                                                                      29,252,138
                                                                  --------------
             MATERIALS - 5.10%
   571,716   AptarGroup .......................................       20,187,292
   498,326   Glatfelter .......................................        5,267,306
                                                                  --------------
                                                                      25,454,598
                                                                  --------------
             UTILITIES - 2.63%
    83,430   Avista ...........................................        1,581,833
   342,140   Portland General Electric ........................        6,360,383
   237,676   SJW ..............................................        5,174,207
                                                                  --------------
                                                                      13,116,423
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $453,355,465) ...........................      476,746,030
                                                                  --------------
INVESTMENT COMPANY - 5.00%
24,936,205   BlackRock Liquidity Funds
                TempCash Portfolio ............................       24,936,205
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $24,936,205) ............................       24,936,205
                                                                  --------------
TOTAL INVESTMENTS - 100.59%
   (Cost $478,291,670)** ......................................      501,682,235
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (0.59)% ....................       (2,919,110)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $  498,763,125
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $480,455,920.

Gross unrealized appreciation...   $ 49,764,679
Gross unrealized depreciation...    (28,538,364)
                                   ------------
Net unrealized appreciation.....   $ 21,226,315
                                   ============

(a) These securities have been determined by the Adviser to be illiquid securities. At October 31, 2009, these securities amounted to $2,276,837 or 0.46% of net assets.

REIT   Real Estate Investment Trust

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEPTUNE INTERNATIONAL FUND
PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2009

                                                                    Robin Geffen

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. After a volatile start to the period, global markets hit their lows during the first quarter of 2009 and began to make significant gains in response to a number of catalysts, including the impact of fiscal stimulus and aggressive monetary policies.

     While these catalysts were positive in many respects, the Fund adopted a cautious approach to the recovery in equity markets while we assessed the stability of the Financials sector. We began to invest the portfolio's defensive cash weighting at the beginning of May, reflecting our view that the banking system losses had largely been factored into prices and the global economy's rate of decline had reached its peak. That cautious approach and the timing of the reinvestment of cash cost the Fund some performance. However, given the volatility experienced across global markets over the past year, we felt this careful approach warranted.

     The savage de-rating of Emerging Markets during the final months of 2008, also negatively affected the performance of the Fund. While disappointing, our belief in the potential for Emerging Markets remains unshaken and we maintained the portfolio's high weightings into 2009. This has proven beneficial with Emerging Markets thus far significantly outperformed developed markets.

Q.   What were the best performing holdings for the Fund during the period?

A. Within Emerging Markets, some of the Fund's best performing stocks were long-term plays on the Chinese consumer theme, in particular Chinese Internet stocks. The Internet penetration level in China remains very low--just over 20% compared with nearly 80% in the US--and as penetration levels increase, the potential growth of these internet companies is immense on top of very good profits made in the portfolio's holdings to date.

     With the recovery of the price of oil in 2009, the Fund also benefited from its exposure to Energy. Positions in bellwether energy stocks, such as Gazprom, Rosneft Oil and PetroChina were central to generating performance, as was an overweight stance in Materials. In addition, Russian stocks--both in Energy and Consumer names such as Wimm-Bill-Dann Foods and X5 Retail Group--have performed well during 2009. We also increased exposure to select Financials, buying banks such as HSBC Holdings and Standard Chartered to good effect.

Q.   What were the weakest performing holdings?

A. As risk appetites increased at the start of the year, the market turned its collective back on traditionally defensive areas like Healthcare and Consumer Staples. Holdings in British American Tobacco and pharmaceutical stocks Roche Holding and AstraZeneca were negative contributors to performance. In September, Japan's newly elected government announced surprising measures that will put some cash back in the Japanese consumer's pockets at the cost, in our opinion, of the Japanese multinational companies that we had been favoring.

Q.   How was the Fund positioned as of October 31, 2009?

A. Utilizing a combination of Neptune's in-house global sector research and rigorous bottom-up stockpicking, the Fund is fully invested and in a strong position to take advantage of further potential upside. In the medium term, we anticipate a low growth environment among developed countries with difficult operating conditions. Therefore, the Fund remains invested in high-quality stocks able to weather these conditions.

     We continue to believe that Emerging Markets will play an increasingly central role in the global economy. Indeed, we believe that over the coming years they will provide greater investment returns compared with their developed market peers due to the extensive growth potential available.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

                               (PERFORMANCE GRAPH)

Neptune International Fund

                 Neptune       MSCI EAFE &      Moringstar
              International      Emerging     Foreign Large
              Fund - Class I     Markets     Growth Category
              --------------   -----------   ---------------
Aug-07            10,000          10,000          10,000
Oct-07            12,230          11,019          11,239
Oct-08             5,925           5,649           5,641
Oct-09             7,242           7,597           7,277

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments made in securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year           21.94%
Since Inception   -27.68%

Inception Date 06/17/08

                     Average Annual Total Returns - Class I

One Year           22.23%
Since Inception   -13.39%

Inception Date 08/06/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
NEPTUNE INTERNATIONAL FUND                                      OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

CONSUMER STAPLES                          21%
ENERGY                                    18%
FINANCIALS                                16%
MATERIALS                                 14%
INFORMATION TECHNOLOGY                     8%
HEALTH CARE                                7%
TELECOMMUNICATION SERVICES                 6%
INDUSTRIALS                                5%
CONSUMER DISCRETIONARY                     4%
CASH & NET OTHER ASSETS AND LIABILITIES    1%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 99.15%
            AUSTRALIA - 1.65%
    5,000   Foster's Group (a) ................................   $       24,521
                                                                  --------------
            BRAZIL - 3.11%
    1,000   Petroleo Brasileiro, ADR ..........................           46,220
                                                                  --------------
            CHINA - 28.49%
      200   Baidu, SP ADR * ...................................           75,584
   45,000   Bank of China (a) .................................           26,104
   35,000   China Construction Bank (a) .......................           30,175
   10,000   China Life Insurance (a) ..........................           45,978
    5,000   China Mobile (a) ..................................           46,872
   25,000   China Oilfield Services (a) .......................           27,013
   20,000   China South Locomotive and Rolling Stock (a) ......           11,091
   25,000   CNOOC (a) .........................................           37,441
   20,000   Mandarin Oriental International ...................           25,400
   35,000   PetroChina (a) ....................................           42,115
   20,000   Shangri-La Asia (a) ...............................           38,469
    1,000   Tencent Holdings (a) ..............................           17,413
                                                                  --------------
                                                                         423,655
                                                                  --------------
            ITALY - 1.67%
    1,000   Eni (a) ...........................................           24,767
                                                                  --------------
            JAPAN - 3.23%
    1,000   Komatsu (a) .......................................           19,495
    5,000   Toray Industries (a) ..............................           28,484
                                                                  --------------
                                                                          47,979
                                                                  --------------
            LUXEMBOURG - 0.82%
      500   Evraz Group, GDR * (a) ............................           12,115
                                                                  --------------
            NETHERLANDS - 3.97%
    1,000   Akzo Nobel (a) ....................................           59,044
                                                                  --------------
            NORWAY - 2.22%
    1,000   Yara International (a) ............................           33,057
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            RUSSIA - 17.99%
    1,000   Gazprom, SP ADR ...................................   $       23,630
      500   LUKOIL, SP ADR ....................................           28,605
    2,000   Mining and Metallurgical Company Norilsk
               Nickel, ADR * ..................................           25,640
      500   Mobile TeleSystems, SP ADR ........................           22,650
    2,000   Polyus Gold, SP ADR ...............................           53,340
    5,000   Rosneft Oil, GDR (a) ..............................           38,019
    1,000   Vimpel-Communications, SP ADR * ...................           17,930
      500   Wimm-Bill-Dann Foods, ADR * .......................           33,790
    1,000   X 5 Retail Group, GDR * (a) .......................           23,885
                                                                  --------------
                                                                         267,489
                                                                  --------------
            SWITZERLAND - 3.81%
      250   Roche Holding (a) .................................           40,041
    1,000   UBS (a) ...........................................           16,675
                                                                  --------------
                                                                          56,716
                                                                  --------------
            TAIWAN - 1.28%
    2,000   Taiwan Semiconductor Manufacturing, SP ADR ........           19,080
                                                                  --------------
            UNITED KINGDOM - 30.91%
    1,000   AstraZeneca (a) ...................................           44,892
    1,000   British American Tobacco PLC (a) ..................           31,866
    5,000   Diageo (a) ........................................           81,440
    1,000   GlaxoSmithKline (a) ...............................           20,513
    3,000   HSBC Holdings PLC (a) .............................           33,147
    5,000   ICAP (a) ..........................................           33,231
    1,000   Imperial Tobacco Group (a) ........................           29,469
    5,000   Rolls-Royce Group PLC (a) .........................           36,874
  300,000   Rolls-Royce Group PLC, C Shares * (a) (b) .........              492
    1,500   Standard Chartered PLC (a) ........................           36,798
    5,000   Tesco PLC (a) .....................................           33,339
    3,000   Tullett Prebon PLC (a) ............................           17,805
    2,000   Unilever (a) ......................................           59,752
                                                                  --------------
                                                                         459,618
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $1,758,018) ..............................        1,474,261
                                                                  --------------
TOTAL INVESTMENTS - 99.15%
   (Cost $1,758,018)** ........................................        1,474,261
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.85% ......................           12,589
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $    1,486,850
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $1,758,018.

Gross unrealized appreciation ....   $  85,737
Gross unrealized depreciation ....    (369,494)
                                     ---------
Net unrealized depreciation ......   $(283,757)
                                     =========

(a) Securities with a total aggregate market value of $1,102,392 or 74.14% of the net assets, were valued under the fair value procedures established by the Funds' Board of Trustees.

(b) This security has been determined by the Adviser to be an illiquid security. At October 31, 2009, this security amounted to $492 or 0.03% of net assets.

ADR    American Depositary Receipt

GDR    Global Depositary Receipt

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BARINGS INTERNATIONAL FUND
PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2009

                                                            David Bertocchi, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The past 12 months have been a period of extreme volatility for International Equity markets, with several substantial macro economic factors affecting both absolute and relative performance. The Fund's total return during the period was more than 27% in US Dollar terms, approximately 2% ahead of the benchmark. During the November to March period, relative performance was very strong. The focus on cash generative and stable growth companies at the expense of those with cyclical exposure, as well as banks, helped performance as the developing financial crisis caused economic growth to collapse around the world. Following the lows of March, relative performance suffered as Western banks and Industrial companies with high leverage to a recovery rallied strongly in anticipation of improved fundamentals. Relative performance turned positive once more from the end of August as companies with strong growth prospects were rewarded. In addition, the aggressively expansionary fiscal and monetary policies pursued by the U.S. government and the Fed helped push gold prices to all-time highs, boosting the gold miners held in the Fund.

Q.   What were the best performing holdings for the Fund during the period?

A. The Materials sector provided the best performing holdings during the period. In particular, gold miners Petropavlovsk (previously Peter Hambro Mining), Randgold Resources, and Lihir Gold (no longer held) all rose strongly, driven by record gold prices. Both have strong production profiles in coming years and so are not entirely dependent on the outlook for the price of gold. Diversified miner Xstrata was also a very strong performer, rising more than 150% from purchase in December 2008 as base metal prices recovered due to strong demand from China. In addition, Canadian based oil and gas explorer Niko Resources performed well, as production began at its giant gas field and it continued to enjoy exploration success in the region.

Q.   What were the weakest performing holdings?

A. The worst performing stock was Genmab, the Danish biotechnology company. Despite gaining approvals for some indications of their key cancer drug, poor design of other key tests have substantially delayed development and revenues, leading us to sell the stock. Emaar Properties, a UAE property developer, was also a weak performer as the financial crisis sent Dubai into oversupply. Nintendo performed poorly, and was sold, as software sales failed to offset anticipated lower console sales. We sold Stagecoach Group, as the outlook deteriorated due to lower passenger volumes and a more difficult regulatory environment. German medical technology company Fresenius underperformed owing to what we believe was due to a rotation towards cyclical stocks and the Fund retained the holding, which has performed well in recent weeks.

Q.   How was the Fund positioned as of October 31, 2009?

A. Our expectation for Western economies is for lower growth over the coming years relative to the past decade. Households remain highly indebted, while populations are aging. Because of these headwinds we remain significantly underweight the Consumer Discretionary sector. At the same time, we believe companies able to deliver strong top-line growth will outperform in a slower economic environment. Growth stocks have been overlooked during the course of 2009 and offer significant value relative to history and the broader market, and so we are increasing our weighting to secular growth companies. The offset of the subdued economic growth is that fiscal and monetary conditions are set to remain extremely loose for some time to come. In this environment, "real assets" with limited supply, such as gold, metals and oil should continue to inflate as creditors seek higher returns. As a result, we retain significant overweight positions in the Materials and Energy sectors. Finally, the combination of stronger economic growth and lower debt levels lead us to favor Asian and Emerging Market financials over Western and Japanese counterparts.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

                               (PERFORMANCE GRAPH)

Barings International Fund

                  Neptune      MSCI EAFE &      Moringstar
               International     Emerging     Foreign Large
              Fund - Class I     Markets     Growth Category
              --------------   -----------   ---------------
Nov-07            10,000          10,000          10,000
Apr-08             9,040           9,078           8,968
Oct-08             5,080           5,337           5,234
Apr-09             5,166           5,196           5,062
Oct-09             6,457           6,816           6,540

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments made in securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class I

One Year           27.11%
Since Inception   -19.64%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE I CLASS IS 3.36%, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
BARINGS INTERNATIONAL FUND                                      OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

FINANCIALS                                24%
MATERIALS                                 17%
ENERGY                                    12%
INDUSTRIALS                               12%
HEALTH CARE                                8%
TELECOMMUNICATION SERVICES                 8%
CONSUMER STAPLES                           7%
INFORMATION TECHNOLOGY                     5%
CASH & NET OTHER ASSETS AND LIABILITIES    2%
EXCHANGE TRADED FUND                       2%
UTILITIES                                  2%
CONSUMER DISCRETIONARY                     1%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 95.60%
            AUSTRALIA - 3.55%
  275,144   Centamin Egypt * (a) ..............................   $      548,461
    8,216   Rio Tinto (a) .....................................          455,419
                                                                  --------------
                                                                       1,003,880
                                                                  --------------
            BELGIUM - 1.86%
   11,229   Anheuser-Busch InBev (a) ..........................          527,203
                                                                  --------------
            BRAZIL - 4.44%
   24,313   Itau Unibanco Banco Multiplo, ADR .................          465,351
    9,180   Petroleo Brasileiro, ADR ..........................          424,300
   24,900   Redecard ..........................................          365,528
                                                                  --------------
                                                                       1,255,179
                                                                  --------------
            CANADA - 1.62%
    5,655   Niko Resources ....................................          457,814
                                                                  --------------
            CHINA - 1.40%
  184,000   China National Building Material (a) ..............          395,057
                                                                  --------------
            FRANCE - 5.74%
    6,437   BNP Paribas (a) ...................................          484,941
    4,368   Compagnie de Saint-Gobain (a) .....................          212,851
   21,519   Suez Environnement (a) ............................          478,207
    7,477   Total (a) .........................................          447,426
                                                                  --------------
                                                                       1,623,425
                                                                  --------------
            GERMANY - 9.27%
    7,045   Bayer (a) .........................................          488,785
    5,227   Deutsche Boerse (a) ...............................          423,348
   30,420   Deutsche Telekom (a) ..............................          415,701
    7,737   Fresenius (a) .....................................          449,480
    7,363   K+S (a) ...........................................          401,921
    2,787   Muenchener Rueckversicherungs-Gesellschaft (a) ....          440,939
                                                                  --------------
                                                                       2,620,174
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            HONG KONG - 3.85%
  248,500   BOC Hong Kong Holdings (a) ........................   $      572,018
   34,000   Sun Hung Kai Properties (a) .......................          515,117
                                                                  --------------
                                                                       1,087,135
                                                                  --------------
            JAPAN - 14.72%
    6,100   East Japan Railway (a) ............................          390,637
   42,000   Hitachi Metals (a) ................................          400,709
   11,400   Kurita Water Industries (a) .......................          348,656
   32,400   Mitsui (a) ........................................          425,508
    6,300   Nidec (a) .........................................          531,926
   62,700   Nomura Holdings (a) ...............................          441,924
      246   NTT DoCoMo (a) ....................................          356,765
    9,100   Secom (a) .........................................          424,584
    7,400   Shin-Etsu Chemical (a) ............................          392,432
    4,700   UniCharm (a) ......................................          450,421
                                                                  --------------
                                                                       4,163,562
                                                                  --------------
            NETHERLANDS - 6.13%
    5,853   Akzo Nobel (a) ....................................          345,587
   29,693   Koninklijke (Royal) (a) ...........................          538,593
    5,700   Koninklijke Vopak * (a) ...........................          384,563
   15,052   Unilever (a) ......................................          463,798
                                                                  --------------
                                                                       1,732,541
                                                                  --------------
            NORWAY - 1.55%
   13,259   Yara International (a) ............................          438,304
                                                                  --------------
            PAGUA NEW GUINEA - 1.54%
   84,143   Oil Search (a) ....................................          436,395
                                                                  --------------
            RUSSIA - 1.77%
   21,224   Gazprom, SP ADR ...................................          501,523
                                                                  --------------
            SINGAPORE - 1.56%
   48,000   DBS Group Holdings (a) ............................          439,563
                                                                  --------------
            SPAIN - 3.28%
   27,262   Banco Santander (a) ...............................          438,707
   17,547   Telefonica (a) ....................................          490,026
                                                                  --------------
                                                                         928,733
                                                                  --------------
            SWITZERLAND - 8.34%
    7,465   Actelion * (a) ....................................          411,493
   11,298   Julius Baer Group .................................          425,313
    3,858   Lonza Group (a) ...................................          300,004
    1,629   Syngenta (a) ......................................          385,717
   24,315   UBS * (a) .........................................          405,446
    1,875   Zurich Financial Services (a) .....................          429,361
                                                                  --------------
                                                                       2,357,334
                                                                  --------------
            UNITED KINGDOM - 24.98%
   23,478   Admiral Group (a) .................................          394,661
   18,842   Autonomy * (a) ....................................          414,274
   23,996   BG Group (a) ......................................          413,051
  222,500   BT Group (a) ......................................          476,808
   17,500   Capita Group (a) ..................................          218,569
   17,579   Dana Petroleum * (a) ..............................          367,792
   25,673   De La Rue (a) .....................................          384,514
   45,600   HSBC Holdings (a) .................................          503,550
   35,454   Petropavlovsk * (a) ...............................          608,833
   50,138   Prudential (a) ....................................          455,424
    8,521   Reckitt Benckiser Group (a) .......................          423,280
   59,003   Rolls-Royce Group (a) .............................          435,137
3,540,180   Rolls-Royce Group, C Shares * (a) (b) .............            5,810
   27,325   Shire (a) .........................................          483,262

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BARINGS INTERNATIONAL FUND                                      OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            UNITED KINGDOM (CONTINUED)
  103,441   Tui Travel (a) ....................................   $      394,139
   18,400   Tullow Oil (a) ....................................          356,445
   14,626   Wolseley * (a) ....................................          295,855
   30,064   Xstrata * (a) .....................................          433,029
                                                                  --------------
                                                                       7,064,433
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $22,712,766) .............................       27,032,255
                                                                  --------------
EXCHANGE TRADED FUND - 2.49%
            UNITED STATES - 2.49%
   13,200   iShares MSCI EAFE Index Fund ......................          703,560
                                                                  --------------
            TOTAL EXCHANGE TRADED FUND
               (Cost $715,003) ................................          703,560
                                                                  --------------
INVESTMENT COMPANY - 1.48%
  419,474   BlackRock Liquidity Funds TempCash Portfolio ......          419,474
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $419,474) ................................          419,474
                                                                  --------------
TOTAL INVESTMENTS - 99.57%
   (Cost $23,847,243)** .......................................       28,155,289
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.43% ......................          121,403
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   28,276,692
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $24,695,882.

Gross unrealized appreciation ...   $4,288,988
Gross unrealized depreciation ...     (829,581)
                                    ----------
Net unrealized appreciation .....   $3,459,407
                                    ==========

(a) Securities with a total aggregate market value of $24,392,426 or 86.26% of the net assets, were valued under the fair value procedures established by the Funds' Board of Trustees.

(b) This security has been determined by the Adviser to be an illiquid security. At October 31, 2009, this security amounted to $5,810 or 0.02% of net assets.

ADR    American Depositary Receipt

EAFE   Europe, Australasia, and Far East

MSCI   Morgan Stanley Capital International

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
DYNAMIC ALLOCATION FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

(Formerly the Smart Portfolios Fund)    Bryce James, Shawn Bird & John Rosenthal

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The global economic crisis of the past 12 months affected all segments of the global market, but not all identically. The crisis fits the definition of an extreme or "fat tail" market event, the sort of event that the Fund's investment model is designed to monitor and forecast. Our strategy seeks to dynamically reallocate investments to different areas of the overall market when and where it forecasts best risk-adjusted returns and change its degree of conservatism or aggressiveness. The Fund was down 4.4% for the first four months of the period and up 16.7% for the next eight compared with a composite Index of domestic equity, fixed income, and foreign equity that was down 14.4% and up 27.9%, respectively. The Fund was down 30% as much as the index in the first four months and up 60% as much as the index in the last eight months. That difference--half the participation in a negative market than in a positive market--reflects the strategy's design and objectives. Overall, the Fund's increase of 13% equaled 90% of the Index's 14.4% return, but with significantly less volatility and was achieved while having had, on average, 63% of the portfolio invested defensively in cash and a 1-3 year Treasury ETF.

     The Fund's year can be summarized by its average allocations, by category and by period (first four and last eight months). Foreign equities represented 9% of assets during the first four months, and 15% during the last eight; broad domestic equities 6% and 10% respectively; sector-specific equities 3% and 6%; fixed-income (other than the 1-3 year Treasury ETF) 2% and 4%; non-Energy-related commodities 1% and 4%; Real Estate 5% during both periods; and Energy-related (equity plus commodity) less than 1% in both periods. All categories contributed positively for the full year except energy-related.

Q.   What were the best performing holdings for the Fund during the period?

A. International Equities were the strongest performers by a wide margin led by Brazil, iShares MSCI Brazil Index fund EWZ (no longer held), South Korea, and broad Latin America. Non-energy commodities came next, led by the Powershares DB Silver Fund (DBS) and base metals. Some broad domestic equities did well and others poorly, led by two value-oriented ETFs, the iShares Russell 2000(R) Value Index Fund (IWN) and the iShares S&P Small Cap 600 Value Index Fund (IJS), and by a growth fund, the iShares Morningstar Mid Growth Index Fund (JKH). Sector-specific equity and other fixed-income were other contributing categories.

Q.   What were the weakest performing holdings?

A. The energy-related category, combining commodity ETFs and energy industry stock ETFs, were major negative contributors during the past twelve months.

Q.   How was the Fund positioned as of October 31, 2009?

A. As of October 31, 2009, the Fund was still positioned cautiously, with 36% of assets in cash and 1-3 year Treasuries. Relatively high caution was still called for by the investment model's own analysis and by the degree of market choppiness seen in recent weeks. Roughly 18% remained invested in broad Domestic Equities, 17% in International Equities, 10% in Commodities, 8% in sector-specific equities, 7% in other fixed-income, and 2% in Real Estate.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

Dynamic Allocation Fund

                           35% Russell
                            3000, 35%
                           MSCI World                        Barclays
                           Ex US, 30%                        Capital
               Dynamic      Barclays                MSCI       U.S.      Morningstar
             Allocation   Capital U.S.   Russell    World   Aggregate   Conservative
               Fund -       Aggregate      3000     Ex US      Bond      Allocation
              Class N      Bond Index     Index     Index     Index       Category
             ----------   ------------   -------   ------   ---------   ------------
Jan-08         10,000        10,000       10,000   10,000     10,000       10,000
Apr-08          9,990         9,770        9,019    9,635     10,408        9,799
Oct-08          8,302         7,141        6,340    5,471     10,031        8,175
Apr-09          8,336         7,082        5,867    5,341     10,807        8,276
Oct-09          9,379         8,442        7,027    6,993     11,413        9,468

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments in ETFs are subject to higher costs than investing directly in the underlying security. There are also certain investment limitations with fund of funds.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          12.98%
Since Inception   -3.48%

Inception Date 01/10/08

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS IS 3.79%, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
DYNAMIC ALLOCATION FUND                                         OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

DOMESTIC FIXED INCOME                     43%
DOMESTIC EQUITIES                         26%
INTERNATIONAL EQUITIES                    17%
COMMODITIES                               10%
REAL ESTATE                                2%
CASH & NET OTHER ASSETS AND LIABILITIES    2%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
EXCHANGE TRADED FUNDS - 97.54%
            COMMODITIES - 9.89%
   20,087   iPATH Dow Jones-UBS Commodity Index Total
               Return ETN * ...................................   $      801,672
   31,233   PowerShares DB Agriculture Fund * .................          798,628
   32,593   PowerShares DB Commodity Index Tracking Fund * ....          768,706
   21,337   PowerShares DB Precious Metals Fund * .............          770,692
   25,260   PowerShares DB Silver Fund * ......................          737,845
                                                                  --------------
                                                                       3,877,543
                                                                  --------------
            DOMESTIC EQUITIES - 26.29%
   24,321   Ishares Dow Jones US Basic Materials Sector
               Index Fund .....................................        1,284,635
   14,028   iShares Russell 2000 Value Index Fund .............          741,660
   44,346   iShares Russell Midcap Value Index Fund ...........        1,491,799
   18,851   iShares S&P MidCap 400 Value Index Fund ...........        1,119,372
   14,131   iShares S&P SmallCap 600 Value Index Fund .........          745,128
   15,657   Midcap SPDR Trust Series 1 ........................        1,871,638
   53,914   Utilities Select Sector SPDR Fund .................        1,530,619
   15,321   Vanguard Health Care ETF ..........................          763,139
   15,966   Vanguard Industrials ETF ..........................          753,116
                                                                  --------------
                                                                      10,301,106
                                                                  --------------
            DOMESTIC FIXED INCOME - 42.71%
  166,146   iShares Barclays 1-3 Year Treasury Bond Fund ......       13,966,233
    7,735   iShares Barclays Aggregate Bond Fund ..............          810,705
   18,572   iShares iBoxx $ Investment Grade Corporate
               Bond Fund ......................................        1,962,689
                                                                  --------------
                                                                      16,739,627
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            INTERNATIONAL EQUITIES - 16.69%
   44,941   iShares FTSE/Xinhua China 25 Index Fund ...........   $    1,874,489
   77,123   iShares MSCI Canada Index Fund ....................        1,839,384
   21,546   iShares MSCI EAFE Index Fund ......................        1,148,402
   22,005   iSHares MSCI South Korea Index Fund ...............          943,574
   17,050   iShares S&P Latin America 40 Index Fund ...........          734,344
                                                                  --------------
                                                                       6,540,193
                                                                  --------------
            REAL ESTATE - 1.96%
   16,639   iShares Cohen & Steers Realty Majors Index Fund ...          769,055
                                                                  --------------
            TOTAL EXCHANGE TRADED FUNDS
               (Cost $38,101,698) .............................       38,227,524
                                                                  --------------
INVESTMENT COMPANY - 2.08%
  816,012   BlackRock Liquidity Funds TempCash Portfolio ......          816,012
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $816,012) ................................          816,012
                                                                  --------------
TOTAL INVESTMENTS - 99.62%
   (Cost $38,917,710)** .......................................       39,043,536
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.38% ......................          147,081
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   39,190,617
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $38,966,418.

Gross unrealized appreciation ..   $ 777,599
Gross unrealized depreciation ..    (700,481)
                                   ---------
Net unrealized appreciation ....   $  77,118
                                   =========

DB   Deutsche Bank

EAFE Europe, Australasia, and Far East

ETF  Exchange-Traded Fund

ETN  Exchange-Traded Note

FTSE Financial Times Stock Exchange

MSCI Morgan Stanley Capital International

S&P  Standard & Poor

SPDR Standard & Poor's Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEW CENTURY ABSOLUTE RETURN ETF FUND
PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2009

                                                                   Jim R. Porter

Q. What were the most significant factors affecting Fund performance from November 1, 2008 through October 31, 2009?

A. During the last year, the most significant factor has been the sharp market decline from the end of 2008 through the first two months of 2009 that turned into a strong market advance which lasted for the remainder of the period. In order to deal with such a move, the strategy had to rotate from being aggressively defensive to being aggressively offensive. That transition had to be performed amid a highly volatile market, both during the decline and the advance. The most difficult period to compete against a benchmark, which by definition is fully invested, is during such transition periods, and the Fund lagged during those periods.

Q.   What were the best-performing holdings for the Fund during the period?

A. In evaluating the best-performing holdings during the period, it is necessary to break the period into two parts, the decline and the advance. The major advantage of exchange traded funds ("ETFs") is the ability to invest in a variety of asset classes at various times in an economic cycle. During the decline, our best performing holdings were the various Treasury bond ETFs. The strategy held the T-Bill, the 1-3 year, the 3-5 year, 7-10 year, and the 20+ year T-bond ETFs. Large cash positions also enhanced returns relative to the benchmark, but the most effective offensive part of the strategy during the decline were hedging positions using inverse ETFs to capitalize on a market decline.

     As the market rebounded beginning in early March, leadership totally changed initially to Domestic Equities. As the market advance continued, our systems began to favor International Equities along with Domestic Equities. Favored among those were the Emerging Market ETFs and various regions such the Pacific Basin without Japan, Latin America, and some specific countries such as China, Brazil, and Australia. Over a number of weeks ETFs beyond the broad indices were added in a variety of narrower sectors and industries such as Basic Materials, Transportation, Pharmaceuticals, Biotech, Software, and Technology. In addition, the strategy invested in Foreign Currencies and Commodities, notably the Australian Dollar and industrial materials, as the US Dollar continued its decline that began in February of 2009.

Q.   What were the weakest-performing holdings?

A. The weakest holdings were the sector ETFs that were the better performers at the beginning of the market recovery. Those became stagnate as the advance continued and leading indicators became more confusing or disappointing. Those sectors included Telecommunication, Real Estate, Financial, and Consumer ETFs, which were ultimately removed from the portfolio after the initial enthusiasm faded into mediocre performance.

Q.   How was the portfolio positioned as of October 31, 2009?

A. At the end of October, the portfolio held the smallest cash positions of the eight month period following the market bottom. Domestically, the portfolio held mostly Equity ETFs, with no Fixed Income ETFs. The International Equity segment held the largest position it has held historically at just over 25% of assets. The growing number of International ETFs available has made it possible to structure such a global posture. The portfolio is weighted toward the growth style with a distribution across the large-, mid-, and small-capitalization segments. Large-cap equities are just over 50% of the Domestic Equity weighting, and every element of the style grid is represented by no less than 4% of an allocation. The portfolio has 2% real estate, 2% natural resources, one foreign currency at 2%, and although the portfolio frequently has commodities, there were none in the portfolio at the end of the period.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

New Century Absolute Return ETF Fund

           New Century                 Morningstar
            Absolute        Russell     Moderate
         Return Class N   3000 Index   Allocation
         --------------   ----------   -----------
Mar-08       10,000         10,000        10,000
Apr-08       10,360         10,438        10,226
Oct-08        8,640          7,338         7,735
Apr-09        7,852          6,791         7,642
Oct-09        8,972          8,133         8,945

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments in ETFs are subject to higher costs than investing directly in the underlying security. There are also certain investment limitations with fund of funds.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year           3.85%
Since Inception   -6.31%

Inception Date 03/04/08

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
NEW CENTURY ABSOLUTE RETURN ETF FUND                            OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

DOMESTIC EQUITIES                         51%
INTERNATIONAL EQUITIES                    25%
CASH & NET OTHER ASSETS AND LIABILITIES   20%
ASSET ALLOCATION                           2%
REAL ESTATE                                2%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
EXCHANGE TRADED FUNDS - 80.15%
            ASSET ALLOCATION - 2.12%
    4,160   CurrencyShares Australian Dollar Trust ............   $      375,232
                                                                  --------------
                                                                         375,232
                                                                  --------------
            DOMESTIC EQUITIES - 50.64%
    6,580   Consumer Staples Select Sector SPDR Fund ..........          169,961
    3,040   Energy Select Sector SPDR Fund ....................          168,294
   12,170   Financial Select Sector SPDR Fund .................          170,623
    9,800   First Trust NASDAQ - 100 Equal Weighted
               Index Fund * ...................................          173,264
    6,720   Industrial Select Sector SPDR Fund ................          169,814
   13,290   iShares Dow Jones U.S. Insurance Index Fund .......          338,762
    6,890   iShares Dow Jones U.S. Technology Sector
               Index Fund .....................................          354,490
    4,950   iShares Dow Jones U.S. Transportation Average
               Index Fund .....................................          320,314
    6,450   iShares Russell 1000 Value Index Fund .............          346,430
    3,150   iShares Russell 2000 Growth Index Fund ............          192,497
    5,970   iShares Russell 2000 Index Fund ...................          336,410
    9,660   iShares Russell 2000 Value Index Fund .............          510,724
    9,410   iShares Russell Microcap Index Fund ...............          337,348
    4,230   iShares Russell Midcap Growth Index Fund ..........          172,796
   10,190   iShares Russell Midcap Value Index Fund ...........          342,792
    4,990   iShares S&P MidCap 400 Growth Index Fund ..........          355,538

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            DOMESTIC EQUITIES (CONTINUED)
    8,280   iShares S&P North American Technology-Software
            Index Fund * ......................................   $      357,199
    3,420   iShares S&P SmallCap 600 Growth Index Fund ........          176,164
    4,910   KBW Insurance ETF .................................          163,847
    4,410   Market Vectors Agribusiness ETF ...................          168,197
    5,910   Market Vectors-Coal ETF ...........................          177,891
    5,880   Materials Select Sector SPDR Trust ................          172,225
    1,460   Midcap SPDR Trust Series 1 ........................          174,528
    3,100   Oil Service HOLDRS Trust ..........................          362,886
    2,800   Pharmaceutical HOLDRs Trust .......................          170,996
   10,350   PowerShares Financial Preferred Portfolio .........          158,459
   12,090   PowerShares Preferred Portfolio ...................          158,016
    8,480   PowerShares QQQ ...................................          347,341
   16,270   Powershares Wilderhill Clean Energy Portfolio * ...          157,331
    4,930   Rydex S&P Equal Weight ETF ........................          177,086
    8,050   SPDR KBW Regional Banking ETF .....................          163,657
   12,490   SPDR S&P Homebuilders ETF .........................          172,237
    3,850   SPDR S&P Metals & Mining ETF ......................          163,625
    6,650   SPDR S&P Oil & Gas Equipment & Services ETF .......          181,479
    5,000   SPDR S&P Oil & Gas Exploration & Production ETF ...          192,250
   10,780   SPDR S&P Retail ETF ...............................          363,933
    4,120   Ultra Technology ProShares Fund ...................          174,688
    3,160   Vanguard Mid-Cap ETF ..............................          171,841
                                                                  --------------
                                                                       8,965,933
                                                                  --------------
            INTERNATIONAL EQUITIES - 25.46%
    4,460   BLDRS Emerging Markets 50 ADR Index Fund ..........          180,541
    8,620   iShares FTSE/Xinhua China 25 Index Fund ...........          359,540
    8,400   iShares MSCI Australia Index Fund .................          184,212
    8,300   iShares MSCI Brazil Index Fund ....................          571,289
    7,120   iShares MSCI Canada Index Fund ....................          169,812
    5,370   iShares MSCI Emerging Markets Index Fund ..........          201,697
    8,410   iShares MSCI Germany Index Fund ...................          177,367
   13,720   iShares MSCI Pacific ex-Japan Index Fund ..........          543,175
    4,030   iShares MSCI South Korea Index Fund ...............          172,806
    7,290   IShares MSCI Spain Index Fund .....................          353,419
   15,120   iShares MSCI Taiwan Index Fund ....................          175,543
    4,660   iShares S&P Asia 50 Index Fund ....................          172,280
    4,370   iShares S&P Latin American 40 Index Fund ..........          188,216
    4,350   Market Vectors Brazil Small-Cap ETF * .............          180,047
    2,260   Vanguard FTSE All World ex-US Index Fund * ........          176,619
    4,210   Vanguard FTSE All World ex-US Small-Cap ETF .......          176,104

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEW CENTURY ABSOLUTE RETURN ETF FUND                            OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            INTERNATIONAL EQUITIES (CONTINUED)
    9,010   WisdomTree India Earnings Fund ....................   $      173,082
   12,620   WisdomTree International Real Estate Fund .........          352,729
                                                                  --------------
                                                                       4,508,478
                                                                  --------------
            REAL ESTATE - 1.93%
    7,410   iShares Cohen & Steers Realty Majors Index
               Fund ...........................................          342,490
                                                                  --------------
                                                                         342,490
                                                                  --------------
            TOTAL EXCHANGE TRADED FUNDS
               (Cost $13,011,455) .............................       14,192,133
                                                                  --------------
INVESTMENT COMPANY - 19.85%
3,514,061   BlackRock Liquidity Funds TempCash Portfolio ......        3,514,061
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $3,514,061) ..............................        3,514,061
                                                                  --------------
TOTAL INVESTMENTS - 100.00%
   (Cost $16,525,516)** .......................................       17,706,194
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.00% ......................              212
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   17,706,406
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $16,551,262.

Gross unrealized appreciation ...   $1,349,521
Gross unrealized depreciation ...    (194,589)
                                    ----------
Net unrealized appreciation .....   $1,154,932
                                    ==========

ADR    American Depositary Receipt

BLDRS  Baskets of Listed Depositary Receipts

ETF    Exchange-Traded Fund

FTSE   Financial Times Stock Exchange

HOLDRS Holding Company Depositary Receipts

MSCI   Morgan Stanley Capital International

NASDAQ National Association of Securities Dealers Automated Quotations

S&P    Standard & Poor

SPDR   Standard & Poor's Depositary Receipt

Transactions in written call options for the year ended October 31, 2009 were as follows:

                                NUMBER OF
                                CONTRACTS    PREMIUM
                                ---------   --------
BEGINNING OF PERIOD                  0      $      0
CALL OPTIONS WRITTEN               160        53,600
CALL OPTIONS CLOSED               (160)      (53,600)
                                  ----      --------
OUTSTANDING, OCTOBER 31, 2009        0      $      0
                                  ====      ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
M.D. SASS ENHANCED EQUITY FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                      OCTOBER 31, 2009

(Formerly the MB Enhanced Equity Income Fund)  Ronald L. Altman & Martin D. Sass

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The Fund's solid returns relative to the S&P 500 during the period came equally from stock selection and sector allocation for the equity-only portion of the strategy. Selling call options against individual holdings provided a significant boost during the first half of the fiscal year, but became a slight drag during the second half as the extended market rally caused a number of stocks in the portfolio to exceed the strike price of the call options that we sold. From a sector point of view, Energy and Consumer Staples were the biggest positive contributors, while Financials was the worst area.

Q.   What were the best performing holdings for the Fund during the period?

A. In terms of individual holdings, the top five contributors were Caterpillar, Corning, Transocean, American Express and Kohls.

Q.   What were the weakest performing holdings?

A. In terms of individual holdings, the bottom five weakest contributors were Citigroup, Dow Chemical, SunTrust, Wells Fargo and General Electric.

Q.   How was the Fund positioned as of October 31, 2009?

A. As we assessed the portfolio in September, amid the strong extended market rally, we concluded that it was time to begin to reposition holdings given the change in the risk environment. We sold several positions from the Fund that exceeded price targets, and where the value of the calls written had little return potential in selling at their intrinsic value. In addition, we reviewed the list of equities that fit our criteria for investment and found several companies that appeared better suited to the strategy. Interestingly, the equities added tended to have much higher current dividend yields and lower price/earnings ratios than the portfolio average, so we began to rotate the portfolio in that direction.

     In the process, stakes in Consumer Discretionary, Industrials, and Technology decreased, while we increased holdings in Telecommunications and established a position in electrical utilities. Within Healthcare, Abbot Labs replaced PPDI, and serves as a prime example of how a change lowered the portfolio's average price/earnings and increased its average yield. We continue to assess the portfolio's current holdings in light of the shifts that have occurred in the overall distribution of values within the equity market, which at the beginning of the year favored lower yielding stocks but today suggests that the higher yielding sectors are more attractive.

     In terms of risk, we began to buy put options on the S&P 500 Index as a risk control because the cost of that insurance became reasonable compared with any time in the previous 12 months. We view these puts, which comprise 1% of Fund assets, as a potential hedge against any unforeseen events that should occur in this still uncertain economic environment. Combined with the shift we recently made in individual holdings, we believe the risk profile of the Fund has been reduced significantly. Therefore, if the market advance continues, we would expect the Fund to lag the broader market slightly, though it should hold its value much more effectively than most if we enter another corrective phase.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

M.D. Sass Enhanced Equity Fund

                              50% S&P
                          500 Index / 50%
              M.D. Sass      Citigroup                    Citigroup
               Enhanced        Broad                        Broad         Morningstar
               Equity -      Investment      S&P 500      Investment      Large-Blend
               Class N    Grade Bond Index    Index    Grade Bond Index     Category
              ---------   ----------------   -------   ----------------   -----------
Jan-08          10,000          10,000        10,000         10,000          10,000
Apr-08          10,596           9,911         9,497         10,443          10,106
Oct-08           8,210           8,243         6,717         10,112           7,043
Apr-09           8,155           8,257         6,145         10,966           6,570
Oct-09           9,512           9,287         7,375         11,535           7,876

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investing in covered call options involves the risk of a lack of liquidity and can be negatively impacted by market price fluctuations.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          15.86%
Since Inception   -2.75%

Inception Date 01/15/08

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
M.D. SASS ENHANCED EQUITY FUND                                  OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

INDUSTRIALS                  22%
INFORMATION TECHNOLOGY       17%
ENERGY                       12%
FINANCIALS                   10%
TELECOMMUNICATION SERVICES    9%
UTILITIES                     8%
CONSUMER DISCRETIONARY        8%
HEALTH CARE                   7%
MATERIALS                     6%
PURCHASED OPTIONS             1%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 99.87%
            CONSUMER DISCRETIONARY - 8.22%
   18,000   Carnival (a) ......................................   $      524,160
   27,000   Home Depot (a) ....................................          677,430
   30,000   Staples (a) .......................................          651,000
                                                                  --------------
                                                                       1,852,590
                                                                  --------------
            ENERGY - 11.82%
   24,000   Halliburton (a) ...................................          701,040
   11,000   Schlumberger (a) ..................................          684,200
   22,000   Smith International (a) ...........................          610,060
    8,000   Transcocean * (a) .................................          671,280
                                                                  --------------
                                                                       2,666,580
                                                                  --------------
            FINANCIALS - 9.72%
   18,800   American Express (a) ..............................          654,992
   17,004   Bank of America (a) ...............................          247,918
   30,000   Citigroup (a) .....................................          122,700
   18,000   Comerica (a) ......................................          499,500
   12,000   SunTrust Banks (a) ................................          229,320
   15,902   Wells Fargo (a) ...................................          437,623
                                                                  --------------
                                                                       2,192,053
                                                                  --------------
            HEALTH CARE - 6.68%
   15,000   Abbott Laboratories (a) ...........................          758,550
   22,000   Eli Lilly (a) .....................................          748,220
                                                                  --------------
                                                                       1,506,770
                                                                  --------------
            INDUSTRIALS - 22.51%
   12,000   Caterpillar (a) ...................................          660,720
   12,000   Fluor (a) .........................................          533,040
   29,500   General Electric (a) ..............................          420,670
   13,000   Jacobs Engineering Group * (a) ....................          549,770
   13,000   Norfolk Southern (a) ..............................          606,060
   25,000   Quanta Services * (a) .............................          530,000
   15,000   Raytheon ..........................................          679,200
   25,000   Shaw Group * ......................................          641,500
    8,500   United Parcel Service, Class B (a) ................          456,280
                                                                  --------------
                                                                       5,077,240
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            INFORMATION TECHNOLOGY - 17.42%
   15,000   Automatic Data Processing (a) .....................   $      597,000
   48,000   Corning (a) .......................................          701,280
   40,000   EMC * (a) .........................................          658,800
   35,000   Intel (a) .........................................          668,850
   25,000   Microsoft (a) .....................................          693,250
   28,000   Xilinx (a) ........................................          609,000
                                                                  --------------
                                                                       3,928,180
                                                                  --------------
            MATERIALS - 5.83%
   20,000   duPont (E. I.) de Nemours (a) .....................          636,400
   12,000   PPG Industries (a) ................................          677,160
                                                                  --------------
                                                                       1,313,560
                                                                  --------------
            TELECOMMUNICATION SERVICES - 9.12%
   26,000   AT&T (a) ..........................................          667,420
   20,000   CenturyTel (a) ....................................          649,200
   25,000   Verizon Communications (a) ........................          739,750
                                                                  --------------
                                                                       2,056,370
                                                                  --------------
            UTILITIES - 8.55%
   17,000   Dominion Resources (a) ............................          579,530
   16,000   FirstEnergy (a) ...................................          692,480
   22,000   Public Service Enterprise Group ...................          655,600
                                                                  --------------
                                                                       1,927,610
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $24,095,685) .............................       22,520,953
                                                                  --------------


NUMBER OF
CONTRACTS
---------
PURCHASED OPTIONS - 1.11%
            SPDR Trust Series I
    1,300   Strike @ $93 Exp 12/09 ............................          153,400
      500   Strike @ $93 Exp 01/10 ............................           97,500
                                                                  --------------
            TOTAL PURCHASED OPTIONS
               (Cost $272,907) ................................          250,900
                                                                  --------------

  SHARES
---------
INVESTMENT COMPANY - 5.70%
1,285,564   BlackRock Liquidity Funds FedFund Portfolio .......        1,285,564
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $1,285,564) ..............................        1,285,564
                                                                  --------------
TOTAL INVESTMENTS - 106.68%
   (Cost $25,654,156)** .......................................       24,057,417
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (6.68)% ....................       (1,505,602)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   22,551,815
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $25,748,849.

Gross unrealized appreciation ....   $ 1,235,408
Gross unrealized depreciation ....    (2,926,840)
                                     -----------
Net unrealized depreciation ......   $(1,691,432)
                                     ===========

(a)  These securities are pledged as collateral for call options written.

SPDR Standard & Poor's Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
M.D. SASS ENHANCED EQUITY FUND                                  OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

Transactions in written call options for the period ended October 31, 2009 were as follows:

                                 NUMBER OF
                                 CONTRACTS     PREMIUM
                                 ---------   -----------
BEGINNING OF PERIOD                 4,003    $   705,618
CALL OPTIONS WRITTEN               29,946      4,150,753
CALL OPTIONS CLOSED OR EXPIRED    (26,959)    (4,010,336)
CALL OPTIONS EXERCISED                (75)        (5,617)
                                  -------    -----------
OUTSTANDING, OCTOBER 31, 2009       6,915    $   840,418
                                  =======    ===========

Premiums received and value of written equity options outstanding as of October 31, 2009.

NUMBER OF                                      PREMIUM     MARKET
CONTRACTS   DESCRIPTION                       RECEIVED      VALUE
---------   -------------------------------   --------   ----------
            Abbott Laboratories
    50      Strike @ $52.5 Exp 05/10 ......   $  6,125   $   12,750
   100      Strike @ $55 Exp 05/10 ........     10,999       16,500
            American Express
   188      Strike @ $26 Exp 01/10 ........     37,316      174,840
            AT&T
   180      Strike @ $29 Exp 04/10 ........     11,139        9,000
            Automatic Data Processing
   100      Strike @ $40 Exp 02/10 ........     13,999       19,250
    50      Strike @ $41 Exp 02/10 ........      6,125        7,750
            Bank of America
   100      Strike @ $18 Exp 02/10 ........      8,349        6,700
    70      Strike @ $20 Exp 02/10 ........      3,464        2,380
            Carnival
   140      Strike @ $30 Exp 01/10 ........     19,949       26,600
    40      Strike @ $36 Exp 04/10 ........      5,295        4,400
            Caterpillar
   120      Strike @ $50 Exp 02/10 ........     15,979       96,000
            CenturyTel
   200      Strike @ $35 Exp 04/10 ........     23,249       16,000
            Citigroup
   300      Strike @ $7 Exp 03/10 .........      6,726        1,800
            Comerica
   142      Strike @ $25 Exp 01/10 ........     25,061       59,640
    38      Strike @ $30 Exp 01/10 ........      3,553        5,700
            Corning
   250      Strike @ $19 Exp 05/10 ........     18,373       10,000
   230      Strike @ $20 Exp 05/10 ........     12,304        5,750
            Dominion Resources
   170      Strike @ $35 Exp 04/10 ........     28,574       22,100
            duPont (E.I.) de Nemours
   100      Strike @ $32 Exp 01/10 ........     10,549       17,500
   100      Strike @ $33 Exp 01/10 ........     10,299       14,000
            Eli Lilly
   100      Strike @ $37.5 Exp 04/10 ......      8,849        7,500
            EMC
   400      Strike @ $16 Exp 01/10 ........     17,612       54,000

NUMBER OF                                      PREMIUM     MARKET
CONTRACTS   DESCRIPTION                       RECEIVED      VALUE
---------   -------------------------------   --------   ----------
            FirstEnergy
   150      Strike @ $50 Exp 04/10 ........    $24,624      $12,000
            Fluor
   120      Strike @ $60 Exp 04/10 ........     40,412       12,600
            General Electric
   295      Strike @ $20 Exp 03/10 ........     20,055        5,605
            Halliburton
   140      Strike @ $26 Exp 01/10 ........     14,619       58,800
   100      Strike @ $27 Exp 01/10 ........      9,499       34,400
            Home Depot
    50      Strike @ $27.5 Exp 01/10 ......      5,625        3,000
    70      Strike @ $27 Exp 02/10 ........      8,924        6,650
   100      Strike @ $30 Exp 02/10 ........      5,849        2,700
    50      Strike @ $29 Exp 05/10 ........      4,475        4,225
            Intel
   110      Strike @ $19 Exp 01/10 ........      7,864       12,980
   220      Strike @ $20 Exp 01/10 ........     18,038       16,280
            Jacobs Engineering Group
    82      Strike @ $50 Exp 01/10 ........     15,184        6,970
    48      Strike @ $55 Exp 01/10 ........      4,680        2,160
            Microsoft
   115      Strike @ $24 Exp 01/10 ........     16,389       45,425
   135      Strike @ $26 Exp 01/10 ........     10,056       32,535
            Norfolk Southern
   130      Strike @ $45 Exp 12/09 ........     28,209       41,080
            PPG Industries
   120      Strike @ $50 Exp 01/10 ........     22,199       84,000
            Quanta Services
   150      Strike @ $25 Exp 05/10 ........     25,374       20,250
   100      Strike @ $30 Exp 05/10 ........      6,849        4,500
            Schlumberger
   110      Strike @ $60 Exp 01/10 ........     35,913       64,900
            Smith International
   150      Strike @ $30 Exp 01/10 ........     19,874       22,500
    20      Strike @ $31 Exp 01/10 ........      3,450        2,550
    50      Strike @ $35 Exp 01/10 ........      3,675        2,250
            Staples
    20      Strike @ $24 Exp 03/10 ........      3,045        1,800
   268      Strike @ $24 Exp 06/10 ........     38,188       37,520
            SunTrust Banks
   120      Strike @ $25 Exp 01/10 ........      7,794        4,200
            Transocean
    80      Strike @ $90 Exp 02/10 ........     23,799       40,400
            United Parcel Service, Class B
    50      Strike @ $55 Exp 01/10 ........     11,999        9,600
    35      Strike @ $60 Exp 01/10 ........      4,112        1,785
            Verizon Communications
   150      Strike @ $32 Exp 04/10 ........     12,149       10,800
            Wells Fargo
   159      Strike @ $26 Exp 01/10 ........     53,660       55,650
            Xilinx
    50      Strike @ $20 Exp 12/09 ........      8,750       10,250
   100      Strike @ $22.5 Exp 01/10 ......     12,249       10,500
   100      Strike @ $23 Exp 03/10 ........      8,949       12,600
                                              --------   ----------
            TOTAL WRITTEN CALL OPTIONS ....   $840,418   $1,283,625
                                              ========   ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
LAKE PARTNERS LASSO ALTERNATIVES FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

                                              Frederick C. Lake & Ronald A. Lake

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark since the Fund's inception on April 1, 2009?

A. The Fund outperformed its benchmark, the HFRX Equity Hedge Index, gaining 11.5% versus 8.3%, as it took advantage of improvements in the equity and credit markets. From the Fund's launch on April 1, 2009 through October 31, there was a significant rebound in the financial markets, not only in the U.S. but also globally, as investors steadily regained their confidence that the world economy was on the mend. Furthermore, inflation concerns receded into the background, which was supportive of equities and bonds. In contrast, fears over rising US Federal debts weighed down the US dollar.

     While fundamentals appear to be improving, albeit slowly, markets have been stimulated by another important but sometimes overlooked factor. With short-term interest rates pinned at rock-bottom levels by the Federal Reserve Board, investors have been motivated to seek returns elsewhere. Quite simply, the "flight to safety" has become the flight to returns or the flight to risk.

Q.   What were the best performing holdings for the Fund during the period?

A. The greatest contributors to returns included funds in three broad strategy categories: 1) long-biased equity, 2) multi-asset hedged, and 3) hedged high-yield and strategic income.

     Among equity-oriented funds, JPMorgan US Large Cap Core Plus benefited from the general market uptrend and Needham Growth focused on opportunities in small-caps and technology.

     Mainstay 130/30 High Yield benefited from the improvement in credit markets and the narrowing of spreads as it took a selective approach within the hedged high-yield and strategic income group. JPMorgan Strategic Income Opportunities and Driehaus Active Income followed more broadly diversified and actively hedged approaches.

     Within the multi-asset hedged funds category, BlackRock Global Allocation took advantage of the rise in U.S. as well as international equities, and also capitalized on trends in sovereign yields and major currencies. FPA Crescent was cautious and selective in its approach to domestic equities and corporate debt.

Q.   What were the weakest performing holdings?

A. Given the upward market trends, highly hedged and short-biased funds lagged. However the allocation to these funds was not large, so the impact on performance was limited. An allocation to a Hedged Commodities fund proved to be ineffective and was eliminated, resulting in a small loss.

Q.   How was the Fund positioned as of October 31, 2009?

A. Markets have enjoyed an extended run, the question is will momentum continue to carry prices higher or is a correction likely? If there is a correction, will it be a short-lived episode of profit taking or will fears that the markets have "gone too far too fast" relative to fundamentals lead to a significant step backwards?

     Factors supporting the market include interest-rates near zero, improving liquidity, and substantial investor cash reserves. On the other hand, the economic recovery remains labored, except in Emerging Markets. Investors are still waiting nervously for signs of top-line growth in corporate revenues as cost-cutting alone does not appear capable of sustaining equity valuations.

     The tension between these plusses and minuses is likely to result in heightened volatility in all markets, not just equities. Therefore, we continue to position the Fund to dampen the risk of conventional asset classes while maintaining the potential to generate relatively stable returns via less conventional strategies. By the end of October we had adjusted the portfolio by paring back allocations to Long/Short Equity Strategies and increasing Hedged Fixed-Income and Arbitrage. As a result, net equity exposure roughly ranged from 30% to 35%.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

                              (PERFORMANCE GRAPH)

Lake Partners LASSO Alternatives Fund

                 Lake
               Partners
                 LASSO                     Morningstar
             Alternatives    HFRX Equity   Long/Short
            Fund - Class I   Hedge Index    Category
            --------------   -----------   -----------
4/2/2009         10,000         10,000        10,000
Apr-09           10,150         10,102        10,266
Jul-09           10,800         10,600        10,826
Oct-09           11,150         10,830        11,043

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Fund-of-funds that invest in funds using alternative or hedging strategies may be exposed to potentially dramatic changes in the value of certain of its portfolio holdings. Investments in fund-of-funds are subject to higher costs than investing directly in the underlying funds.

                        RETURNS FOR PERIOD ENDED 10/31/09

                             Total Returns - Class I

Cumulative since Inception   11.50%

Inception Date 04/01/09*

* The Fund commenced operations on April 1, 2009. Because the Fund invests primarily in open-end investment companies which are priced as of the close of the NYSE, performance is shown from April 2, 2009.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT.

Aston Funds
LAKE PARTNERS LASSO ALTERNATIVES FUND                           OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

LONG/SHORT STRATEGIES                     47%
HEDGED FIXED INCOME                       30%
ARBITRAGE                                 17%
CASH & NET OTHER ASSETS AND LIABILITIES    3%
MARKET NEUTRAL                             2%
OPTION HEDGING                             1%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
INVESTMENT COMPANIES - 98.88%
            ARBITRAGE - 17.04%
   20,601   AQR Diversified Arbitrage Fund-N * ................   $      221,869
    6,022   Merger Fund .......................................           92,613
                                                                  --------------
                                                                         314,482
                                                                  --------------
            HEDGED FIXED INCOME - 29.75%
   13,639   Driehaus Active Income Fund .......................          166,806
    8,929   Eaton Vance Global Macro Absolute Return Fund-A ...           92,508
   14,419   JPMorgan Strategic Income Opportunities Fund ......          166,102
   10,273   MainStay 130/30 High Yield Fund-A .................          111,971
      250   ProShares UltraShort 20+ Year Treasury ............           11,415
                                                                  --------------
                                                                         548,802
                                                                  --------------
            LONG/SHORT STRATEGIES - 46.72%
    7,945   BlackRock Global Allocation Fund ..................          138,395
    1,728   Caldwell & Orkin Market Opportunity Fund ..........           34,750
   11,544   FPA Crescent Fund-I ...............................          276,720
   13,506   JPMorgan U.S. Large Cap Core Plus Fund-S ..........          228,655
    4,505   Needham Growth Fund ...............................          121,557
    4,437   Royce Global Select Fund-INV ......................           61,805
                                                                  --------------
                                                                         861,882
                                                                  --------------
            MARKET NEUTRAL - 2.51%
    2,948   JPMorgan Market Neutral Fund-IN ...................           46,247
                                                                  --------------
            OPTION HEDGING - 0.97%
    1,387   Hussman Strategic Growth Fund .....................           17,977
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            CASH EQUIVALENTS - 1.89%
   34,858   BlackRock Liquidity Funds TempCash Portfolio ......   $       34,858
                                                                  --------------
            TOTAL INVESTMENT COMPANIES
               (Cost $1,766,710) ..............................        1,824,248
                                                                  --------------
TOTAL INVESTMENTS - 98.88%
   (Cost $1,766,710)** ........................................        1,824,248
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 1.12% ......................           20,586
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $    1,844,834
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $1,768,522.

Gross unrealized appreciation ...   $60,148
Gross unrealized depreciation ...    (4,422)
                                    -------
Net unrealized appreciation .....   $55,726
                                    =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FORTIS REAL ESTATE FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

                                                  Joseph Pavnica & James Hardman

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The period between November 2008 and the beginning of March 2009 saw US REITs fall more than 50% as the global collapse in confidence in the financial sector hit the real estate market across the board. As credit markets froze, the REIT sector experienced its most volatile period in history. The economic recession also played out badly for real estate, though the fortunes of the real estate market have recovered sharply since March as the banking sector recovered somewhat and opened up to real estate companies seeking to raise billions of dollars in equity to repair over-leveraged balance sheets. The Fund underperformed its benchmark due to a combination of allocation and stock selection. Performance benefited from an underweight to diversified companies as well as investments in shopping centers. An underweight to the Healthcare sector, which has benefited from its perception as a defensive play amid challenging market circumstances and our preferences within the health care group, also contributed negatively to returns.

Q.   What were the best performing holdings for the Fund during the period?

A. Kimco Realty, a shopping center REIT, was traded during the period to take advantage of fluctuating sentiment towards the group and the stock, and was a positive influence on relative performance. A large overweight stake in National Retail Properties, due to its attractive valuation relative to peers, was also a significant contributor to performance.

Q.   What were the weakest performing holdings?

A. The Fund timed its move into Prologis, an international industrial developer and landlord, incorrectly in January 2009 as the name subsequently underperformed the index significantly. A large underweight position in Healthcare REIT Ventas detracted from performance as that group outperformed. Host Hotels turned in a disappointing return during the period despite the lodgings sector having outperformed.

Q.   How was the Fund positioned as of October 31, 2009?

A. In summary, the outlook for real estate remains cautious with portfolio preferences being driven largely by bottom-up research focused on companies well-positioned to not only withstand the current environment, but also benefit disproportionately when opportunities arise in the future. At the country level, the Fund remains essentially neutral weighted to both Canada and the U.S., liking the relative stability that Canada provides at certain points in the cycle, but recognizing that valuations appear stretched. Some sector preferences emerged towards the end of the period, such as an underweight to the Multifamily sector where the prospects look difficult given the state of the jobs market and that government credits make home ownership more affordable. As it has for some time now, the Healthcare sector remains the largest underweight, as valuations appear relatively unattractive across the sector. Trends in the Office sector seem attractive, albeit in select markets, as they have held up better than expected.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

Fortis Real Estate Fund

                                                    Morningstar(R)
          ABN AMRO Real Estate   MSCI US REIT   Specialty-Real Estate
         Fund - Class N Shares   Equity Index         Category
         ---------------------   ------------   ---------------------
Dec-97          10,000              10,000             10,000
Dec-98           8,721               8,310              8,441
Dec-99           8,431               7,932              8,208
Dec-00          10,856              10,059             10,426
Oct-01          10,806              10,453             10,658
Oct-02          11,522              11,152             11,426
Oct-03          15,406              14,937             15,242
Oct-04          20,141              19,344             19,683
Oct-05          23,777              22,756             23,097
Oct-06          33,096              31,351             31,194
Oct-07          32,629              31,260             32,105
Oct-08          18,352              18,612             17,966
Oct-09          18,087              18,698             18,568

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying property and defaults by borrowers.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          -1.44%
Five Year         -2.13%
Ten Year           8.24%
Since Inception    5.13%

Inception Date 12/30/97

                     Average Annual Total Returns - Class I

One Year          -1.27%
Since Inception   -6.78%

Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND I CLASS IS 1.57% AND 1.32% RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
FORTIS REAL ESTATE FUND                                         OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

RETAIL                                    30%
OFFICE PROPERTIES                         15%
RESIDENTIAL                               14%
HEALTH CARE                               11%
DIVERSIFIED                                9%
STORAGE                                    8%
INDUSTRIAL                                 7%
HOTELS                                     4%
CASH & NET OTHER ASSETS AND LIABILITIES    1%
FOREIGN COMMON STOCKS                      1%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 97.55%
            DIVERSIFIED - 8.65%
   17,834   Digital Realty Trust ..............................   $      804,848
   13,560   Entertainment Properties Trust ....................          461,311
   16,382   Vornado Realty Trust ..............................          975,712
                                                                  --------------
                                                                       2,241,871
                                                                  --------------
            HEALTH CARE - 11.02%
    7,882   HCP ...............................................          233,228
   13,145   Health Care, REIT .................................          583,244
   24,771   Nationwide Health Properties ......................          798,865
   30,896   Ventas ............................................        1,239,857
                                                                  --------------
                                                                       2,855,194
                                                                  --------------
            HOTELS - 3.79%
   68,659   Host Hotels & Resorts .............................          694,143
    9,943   Starwood Hotels & Resorts Worldwide ...............          288,944
                                                                  --------------
                                                                         983,087
                                                                  --------------
            INDUSTRIAL - 6.60%
   14,224   AMB Property ......................................          312,644
   11,350   EastGroup Properties ..............................          417,794
   86,585   ProLogis Trust ....................................          981,008
                                                                  --------------
                                                                       1,711,446
                                                                  --------------
            OFFICE PROPERTIES - 15.05%
   22,982   Boston Properties .................................        1,396,616
   56,381   Brookfield Properties .............................          572,831
   84,409   Douglas Emmett ....................................          996,026
   15,949   Kilroy Realty .....................................          440,511
   12,728   SL Green Realty ...................................          493,337
                                                                  --------------
                                                                       3,899,321
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            RESIDENTIAL - 13.87%
   15,043   AvalonBay Communities .............................   $    1,034,657
   31,824   Camden Property Trust .............................        1,153,620
   32,656   Equity Residential Properties Trust ...............          943,105
   11,851   Home Properties ...................................          464,322
                                                                  --------------
                                                                       3,595,704
                                                                  --------------
            RETAIL - 30.14%
   23,273   Federal Realty Investment Trust ...................        1,373,805
  116,333   Kimco Realty ......................................        1,470,449
   26,601   National Retail Properties ........................          515,527
   51,833   Simon Property Group ..............................        3,518,942
   13,638   Tanger Factory Outlet Centers .....................          519,199
   13,549   Taubman Centers ...................................          413,380
                                                                  --------------
                                                                       7,811,302
                                                                  --------------
            STORAGE - 8.43%
   29,679   Public Storage ....................................        2,184,374
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $24,671,002) .............................       25,282,299
                                                                  --------------
FOREIGN COMMON STOCKS - 1.55%
            CANADA - 1.55%
   27,790   Brookfield Properties .............................          288,931
    4,714   Canadian Real Estate Investment Trust .............          111,310
                                                                  --------------
            TOTAL FOREIGN COMMON STOCKS
               (Cost $395,727) ................................          400,241
                                                                  --------------
INVESTMENT COMPANY - 0.23%
   59,877   BlackRock Liquidity Funds TempCash Portfolio ......           59,877
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $59,877) .................................           59,877
                                                                  --------------
TOTAL INVESTMENTS - 99.33%
   (Cost $25,126,606)** .......................................       25,742,417
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.67% ......................          173,825
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   25,916,242
                                                                  ==============

----------
**   Aggregate cost for Federal income tax purposes is $29,152,447.

Gross unrealized appreciation ..........................   $   845,865
Gross unrealized depreciation ..........................    (4,255,895)
                                                           -----------
Net unrealized depreciation ............................   $(3,410,030)
                                                           ===========

REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL BALANCED FUND
PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2009

                                                   Ronald E. Canakaris, CFA, CIC

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. After selling off sharply, the stock market experienced a remarkable rally beginning in March 2009 in anticipation of a recovery in economic activity. In this environment, many of the stocks that helped the Fund significantly outperform during the previous two years were a short-term drag on relative performance given a resurgence in more beaten down stocks and an apparent increase in investors' appetite for risk. In our work, valuations of many of the more cyclical and lesser quality stocks appear extended based on 2010 earnings. The biggest detractors came from the Consumer Discretionary and Financials sectors. We would note both of these areas were contributors to the Fund's 2008 positive relative returns. The Fund benefited from strong stock selection in the Technology, Energy, and Healthcare sectors.

     The bond portion of the Fund performed better than the Barclay's Capital U.S. Government/Credit Bond Index during the period, primarily due to an overweight position in high-quality corporate bonds. Corporate bond spreads had widened tremendously during the financial crises of 2008-2009, and we took advantage of attractive yield levels by reducing the portfolio's weighting in Treasury and agency bonds and by purchasing high-quality corporate bonds.

Q.   What were the best performing holdings for the Fund during the period?

A. Apple and Google aided performance within Technology. Apple's iPhone continued to drive growth in earnings, and the company benefited from better than expected sales of both its computers and iPods, while top-line growth resumed at Google and its management demonstrated an ability to restrain spending. Cameron International performed well on a recovery in the price of oil and a secular trend towards deep-water oil exploration. Within Healthcare, Schering-Plough was one of the portfolio's best performers after it accepted an offer to be acquired by Merck. Also, Allergan benefited from an expectation that its earnings would improve with increased expenditures on discretionary healthcare items such as cosmetic surgery.

Q.   What were the weakest performing holdings?

A. Stryker's performance lagged in 2009 as the company had several unresolved regulatory issues. Wells Fargo hurt the Fund's results during the year as we sold it and built a position in JPMorgan Chase. Devon Energy was negatively affected by ongoing weakness in the price of natural gas, which did not recover. Gilead Sciences and Procter & Gamble were among our better performers in 2008 but did not do well in 2009 due to an investor preference for more cyclical issues.

Q.   How was the Fund positioned as of October 31, 2009?

A. We continue to believe the stock market reached a bear market low on March 9, 2009, and that a cyclical bull market is under way. While the S&P 500 is more fairly valued after a nearly 60% increase, we are still finding plenty of attractively valued stocks. Furthermore, there is ample fiscal and monetary liquidity to support financial markets and promote economic growth. In our opinion, a synchronized global economic recovery is under way amid low inflation that should contribute to higher share prices and mitigate the stock market's risk. Still, because the market is more fairly valued and technically overbought, we do see an increasing risk of a market correction over the short-term, though we would view that development as merely a correction within a bull market.

     The Fund continues to be overweight high-quality corporate bonds as we believe the demand for yield and the recovery in corporate profits will continue to cause spreads to narrow. The portfolio is underweight the long end of the yield curve as we remain concerned that yields on longer-maturity bonds will rise as the economic recovery takes hold.

                        GROWTH OF A HYPOTHETICAL $10,000
                               INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

Montag and Caldwell Balanced Fund

                                60% S&P 500
                                Index/40%
                             Barclays Capital               Barclays Capital      Morningstar(R)
            Montage and     Government Credit   SP 500(R)   U.S. Government    Moderate Allocation
         Caldwell Balaned       Bond Index       Index     Credit Bond Index        Category
         ----------------   -----------------   ------     ------------------      -----------
Nov-94        10,000              10,000        10,000          10,000              10,000
Oct-95        12,375              12,227        12,641          11,616              11,823
Oct-96        14,895              14,228        15,685          12,242              13,633
Oct-97        18,509              17,436        20,720          13,321              16,401
Oct-98        21,185              20,550        25,276          14,690              17,872
Oct-99        24,962              23,554        31,759          14,593              20,111
Oct-00        25,472              25,154        33,690          15,634              22,010
Oct-01        23,857              22,563        25,305          18,029              19,837
Oct-02        21,849              21,054        21,484          19,018              18,181
Oct-03        23,332              24,237        25,950          20,192              21,124
Oct-04        24,067              26,156        28,392          21,316              22,742
Oct-05        25,334              27,629        30,868          21,493              24,482
Oct-06        26,995              30,853        35,909          22,542              27,408
Oct-07        31,753              34,219        41,134          23,753              30,768
Oct-08        25,128              26,215        26,293          23,501              21,882
Oct-09        28,977              29,458        28,869          26,932              25,324

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          15.32%
Five Year          3.78%
Ten Year           1.50%
Since Inception    7.35%

Inception Date 11/02/94

                     Average Annual Total Returns - Class I

One Year          15.53%
Five Year          4.00%
Ten Year           1.74%
Since Inception    2.24%

Inception Date 12/31/98

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND I CLASS IS 1.75% AND 1.50% RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

COMMON STOCKS                             64%
CORPORATE NOTES AND BONDS                 23%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS    11%
CASH & NET OTHER ASSETS AND LIABILITIES    2%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 63.88%
            CONSUMER DISCRETIONARY - 6.76%
    7,100   McDonald's ........................................   $      416,126
    3,750   NIKE, Class B .....................................          233,175
    7,350   TJX ...............................................          274,523
    6,000   Walt Disney .......................................          164,220
                                                                  --------------
                                                                       1,088,044
                                                                  --------------
            CONSUMER STAPLES - 14.41%
    8,800   Coca-Cola .........................................          469,128
    3,850   Colgate-Palmolive .................................          302,726
    5,650   Costco Wholesale ..................................          321,203
    5,000   CVS Caremark ......................................          176,500
    6,920   PepsiCo ...........................................          419,006
    3,950   Procter & Gamble ..................................          229,100
    8,050   Wal-Mart Stores ...................................          399,924
                                                                  --------------
                                                                       2,317,587
                                                                  --------------
            ENERGY - 6.03%
    8,100   Cameron International * ...........................          299,457
    3,350   Occidental Petroleum ..............................          254,198
    6,700   Schlumberger ......................................          416,740
                                                                  --------------
                                                                         970,395
                                                                  --------------
            FINANCIALS - 3.72%
   20,400   Charles Schwab ....................................          353,736
    5,850   JPMorgan Chase ....................................          244,355
                                                                  --------------
                                                                         598,091
                                                                  --------------
            HEALTH CARE - 10.36%
    8,600   Abbott Laboratories ...............................          434,902
    5,250   Allergan ..........................................          295,313
    7,350   Gilead Sciences * .................................          312,743
   16,250   Schering-Plough ...................................          458,250
    3,600   Stryker ...........................................          165,600
                                                                  --------------
                                                                       1,666,808
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            INDUSTRIALS - 4.25%
    3,600   3M ................................................   $      264,852
    1,750   Burlington Northern Santa Fe ......................          131,810
    2,950   Emerson Electric ..................................          111,363
    3,950   Fluor .............................................          175,459
                                                                  --------------
                                                                         683,484
                                                                  --------------
            INFORMATION TECHNOLOGY - 17.81%
    2,750   Apple * ...........................................          518,375
      973   Google, Class A * .................................          521,645
   10,500   Hewlett-Packard ...................................          498,330
    9,350   Juniper Networks * ................................          238,519
   10,300   QUALCOMM ..........................................          426,523
    3,450   Research In Motion * ..............................          202,619
    6,050   Visa, Class A .....................................          458,348
                                                                  --------------
                                                                       2,864,359
                                                                  --------------
            MATERIALS - 0.54%
    1,300   Monsanto                                                      87,334
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $9,723,389)                                      10,276,102
                                                                  --------------

PAR VALUE
---------
CORPORATE NOTES AND BONDS - 23.34%
            CONSUMER STAPLES - 5.10%
$ 250,000   Coca-Cola (The)
               5.350%, 11/15/17 ...............................          271,998
  250,000   PepsiCo
               5.000%, 06/01/18 ...............................          266,562
  275,000   Wal-Mart Stores
               4.125%, 07/01/10 ...............................          281,713
                                                                  --------------
                                                                         820,273
                                                                  --------------
            ENERGY - 1.34%
  200,000   ConocoPhillips
               4.750%, 02/01/14 ...............................          214,949
                                                                  --------------
            FINANCIALS - 5.55%
  175,000   General Electric Capital,
            MTN, Series A
               5.875%, 02/15/12 ...............................          188,790
  225,000   Goldman Sachs Group
               5.150%, 01/15/14 ...............................          237,924
  250,000   JPMorgan Chase
               4.750%, 05/01/13 ...............................          265,105
  200,000   Wells Fargo
               4.200%, 01/15/10 ...............................          201,261
                                                                  --------------
                                                                         893,080
                                                                  --------------
            HEALTH CARE - 4.35%
  250,000   Abbott Laboratories
               4.350%, 03/15/14 ...............................          263,544
  200,000   Johnson & Johnson
               5.950%, 08/15/37 ...............................          224,926
  200,000   Pfizer
               4.450%, 03/15/12 ...............................          212,200
                                                                  --------------
                                                                         700,670
                                                                  --------------
            INFORMATION TECHNOLOGY - 4.05%
  200,000   Cisco Systems
               5.500%, 02/22/16 ...............................          220,109
  200,000   Hewlett-Packard
               4.500%, 03/01/13 ...............................          214,207

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                       MARKET
PAR VALUE                                                              VALUE
---------                                                         --------------
            INFORMATION TECHNOLOGY (CONTINUED)
$ 200,000   Oracle
               4.950%, 04/15/13 ...............................   $      216,684
                                                                  --------------
                                                                         651,000
                                                                  --------------
            TELECOMMUNICATION SERVICES - 2.95%
  200,000   BellSouth Capital Funding
               7.750%, 02/15/10 ...............................          204,135
  250,000   Verizon Communications
               5.550%, 02/15/16 ...............................          270,985
                                                                  --------------
                                                                         475,120
                                                                  --------------
            TOTAL CORPORATE NOTES AND BONDS
               (Cost $3,595,366) ..............................        3,755,092
                                                                  --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.10%
            FANNIE MAE - 1.17%
  100,000   6.000%, 05/15/11 ..................................          107,901
   75,000   4.375%, 09/15/12 ..................................           80,711
                                                                  --------------
                                                                         188,612
                                                                  --------------
            FREDDIE MAC - 1.01%
  150,000   4.500%, 01/15/13 ..................................          163,108
                                                                  --------------
            U.S. TREASURY BONDS - 3.62%
  150,000   8.125%, 08/15/19 ..................................          208,313
  100,000   8.000%, 11/15/21 ..................................          140,859
  200,000   5.375%, 02/15/31 ..................................          232,344
                                                                  --------------
                                                                         581,516
                                                                  --------------
            U.S. TREASURY NOTES - 5.30%
  175,000   4.000%, 02/15/15 ..................................          188,918
  225,000   4.500%, 02/15/16 ..................................          247,922
  225,000   2.625%, 04/30/16 ..................................          222,047
  175,000   4.625%, 02/15/17 ..................................          193,416
                                                                  --------------
                                                                         852,303
                                                                  --------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $1,673,356) ..............................        1,785,539
                                                                  --------------
TOTAL INVESTMENTS - 98.32%
   (Cost $14,992,111)** .......................................       15,816,733
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 1.68% ......................          269,681
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   16,086,414
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $15,345,575.

Gross unrealized appreciation .....   $ 795,318
Gross unrealized depreciation .....    (324,160)
                                      ---------
Net unrealized appreciation .......   $ 471,158
                                      =========

MTN   Medium Term Note

PORTFOLIO COMPOSITION

Common Stocks .........................................    65%
U.S. Government Obligations ...........................     9%
U.S. Government Agency Obligations ....................     2%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
   Aaa ................................................     2%
   Aa .................................................     8%
   A ..................................................    14%
                                                          ---
                                                          100%
                                                          ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BALANCED FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

                         Robert E. Canakaris, CFA, CIC; Tere Alvarez Canida, CFA
                                        William J. Canida, CFA & Alan M. Habecht

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. After selling off sharply, the stock market experienced a remarkable rally beginning in March 2009 in anticipation of a recovery in economic activity. In this environment, many of the stocks that helped the Fund significantly outperform during the previous two years were a short-term drag on relative performance given a resurgence in more beaten down stocks and an apparent increase in investors' appetite for risk. In our work, valuations of many of the more cyclical and lesser quality stocks appear extended based on 2010 earnings. The biggest detractors came from the Consumer Discretionary and Financials sectors. We would note both of these areas were contributors to the Fund's 2008 positive relative returns. The Fund benefited from strong stock selection in the Technology, Energy, and Healthcare sectors.

     The bond portion of the portfolio outperformed due to an overweight position in Corporate bonds and underweight stake in US Treasuries. Above-average exposure to lower-quality investment-grade Corporates also added to returns as systemic risk declined with the broader economy. A barbell approach to credit that emphasized Corporates on the long end of the curve and higher-quality floating-rate notes on the short end, enhanced returns as well.

Q.   What were the best performing holdings for the Fund during the period?

A. Apple and Google aided performance within Technology. Apple's iPhone continued to drive growth in earnings, and the company benefited from better than expected sales of both its computers and iPods, while top-line growth resumed at Google and its management demonstrated an ability to restrain spending. Cameron International performed well on a recovery in the price of oil and a secular trend towards deep-water oil exploration. Within Healthcare, Schering-Plough was one of the portfolio's best performers after it accepted an offer to be acquired by Merck. Also, Allergan benefited from an expectation that its earnings would improve with increased expenditures on discretionary healthcare items such as cosmetic surgery.

Q.   What were the weakest performing holdings?

A. Stryker's performance lagged in 2009 as the company had several unresolved regulatory issues. Wells Fargo hurt the Fund's results during the year as we sold it and built a position in JPMorgan Chase. Devon Energy was negatively affected by ongoing weakness in the price of natural gas, which did not recover. Gilead Sciences and Procter & Gamble were among our better performers in 2008 but did not do well in 2009 due to an investor preference for more cyclical issues.

Q.   How was the Fund positioned as of October 31, 2009?

A. We continue to believe the stock market reached a bear market low on March 9, 2009, and that a cyclical bull market is under way. While the S&P 500 is more fairly valued after a nearly 60% increase, we are still finding plenty of attractively valued stocks. Furthermore, there is ample fiscal and monetary liquidity to support financial markets and promote economic growth. In our opinion, a synchronized global economic recovery is under way amid low inflation that should contribute to higher share prices and mitigate the stock market's risk. We do see an increasing risk of a market correction over the short-term, though we would view that development as merely a correction within a bull market.

     The Fund continues to maintain an above-market commitment to Corporate bonds in anticipation of further spread compression over time. We have reduced investments in Fannie Mae and Freddie Mac securities given that the pending resolution of the final structure of government-sponsored enterprises (GSE) remains a key risk for fixed-income investors. Without greater clarity on a likely outcome, we do not believe investors are being compensated appropriately for the uncertainty.

                        GROWTH OF A HYPOTHETICAL $10,000
                               INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

Balanced Fund

                            60% S&P 500
                            Index/ 40%                                                Barclays
                         Barclays Capital                                              Capital
                          Aggregate Bond    Morningstar(R) Moderate       S&P      Aggregate Bond
         Balanced Fund         Index          Allocation Category      500 Index       Index
         -------------   ----------------   -----------------------   ----------   --------------
Sep-95       10,000            10.000                10,000             10,000         10,000
Oct-96       11,847            11,692                10,722             12,364         11,372
Oct-97       14,229            14,334                11,675             16,333         13,113
Oct-98       16,862            16,835                12,766             19,928         15,775
Oct-99       19,772            19,390                12,833             25,041         17,190
Oct-00       22,701            20,715                13,770             26,564         19,344
Oct-01       19,658            18,529                15,775             19,952         21,170
Oct-02       18,805            17,308                16,704             16,939         19,081
Oct-03       20,917            19,819                17,523             20,461         22,170
Oct-04       21,696            21,383                18,492             22,386         23,868
Oct-05       22,390            22,608                18,701             24,338         25,694
Oct-06       23,583            25,274                19,671             28,313         28,764
Oct-07       26,051            28,031                20,730             32,432         32,291
Oct-08       19,600            21,595                20,792             20,731         22,965
Oct-09       22,834            24,193                23,659             22,762         26,578

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          16.50%
Five Year          1.03%
Ten Year           1.45%
Since Inception    6.03%

Inception Date 09/21/95

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS IS 1.50% AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
BALANCED FUND                                                   OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

COMMON STOCKS                             59%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS    18%
CORPORATE NOTES AND BONDS                 18%
CASH & NET OTHER ASSETS AND LIABILITIES    5%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
COMMON STOCKS - 59.19%
            CONSUMER DISCRETIONARY - 6.44%
    7,100   McDonald's ........................................   $      416,131
    3,650   NIKE, Class B .....................................          226,957
    7,550   TJX ...............................................          281,993
    5,750   Walt Disney .......................................          157,378
                                                                  --------------
                                                                       1,082,459
                                                                  --------------
            CONSUMER STAPLES - 13.31%
    8,450   Coca-Cola .........................................          450,470
    4,050   Colgate-Palmolive .................................          318,451
    5,450   Costco Wholesale ..................................          309,832
    4,500   CVS Caremark ......................................          158,850
    6,600   PepsiCo ...........................................          399,630
    3,700   Procter & Gamble ..................................          214,600
    7,750   Wal-Mart Stores ...................................          385,020
                                                                  --------------
                                                                       2,236,853
                                                                  --------------
            ENERGY - 5.53%
    7,600   Cameron International * ...........................          280,972
    3,300   Occidental Petroleum ..............................          250,404
    6,400   Schlumberger ......................................          398,080
                                                                  --------------
                                                                         929,456
                                                                  --------------
            FINANCIALS - 3.42%
   19,650   Charles Schwab ....................................          340,731
    5,600   JPMorgan Chase ....................................          233,912
                                                                  --------------
                                                                         574,643
                                                                  --------------
            HEALTH CARE - 9.71%
    8,300   Abbott Laboratories ...............................          419,731
    5,500   Allergan ..........................................          309,375
    7,100   Gilead Sciences * .................................          302,105
   15,650   Schering-Plough ...................................          441,330
    3,450   Stryker ...........................................          158,700
                                                                  --------------
                                                                       1,631,241
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
---------                                                         --------------
            INDUSTRIALS - 3.89%
    3,500   3M ................................................   $      257,495
    1,700   Burlington Northern Santa Fe ......................          128,044
    2,800   Emerson Electric ..................................          105,700
    3,650   Fluor .............................................          162,133
                                                                  --------------
                                                                         653,372
                                                                  --------------
            INFORMATION TECHNOLOGY - 16.41%
    2,650   Apple * ...........................................          499,525
      910   Google, Class A * .................................          487,869
   10,100   Hewlett-Packard ...................................          479,346
    9,000   Juniper Networks * ................................          229,590
    9,850   QUALCOMM ..........................................          407,888
    3,650   Research In Motion * ..............................          214,365
    5,800   Visa, Class A .....................................          439,408
                                                                  --------------
                                                                       2,757,991
                                                                  --------------
            MATERIALS - 0.48%
    1,200   Monsanto ..........................................           80,616
                                                                  --------------
            TOTAL COMMON STOCKS
               (Cost $8,816,902) ..............................        9,946,631
                                                                  --------------

PAR VALUE
---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 17.55%
            FANNIE MAE - 5.31%
$  41,516   7.500%, 02/01/35,
               Pool # 787557 ..................................           45,988
   17,629   7.500%, 04/01/35,
               Pool # 819231 ..................................           19,529
  146,302   6.000%, 11/01/35,
               Pool # 844078 ..................................          156,071
  271,600   6.000%, 12/01/36,
               Pool # 888029 ..................................          289,311
  166,682   5.500%, 06/01/37,
               Pool # 918778 ..................................          175,696
  195,407   5.500%, 03/01/38,
               Pool # 962344 ..................................          205,944
                                                                  --------------
                                                                         892,539
                                                                  --------------
            FREDDIE MAC - 4.32%
  244,995   5.500%, 11/01/20,
               Gold Pool # G18083 .............................          261,491
   43,472   5.500%, 12/01/20,
               Gold Pool # G11820 .............................           46,399
  180,529   5.500%, 09/01/37,
               Gold Pool # G03202 .............................          190,433
  218,420   5.000%, 04/01/38,
               Gold Pool # G04334 .............................          226,662
                                                                  --------------
                                                                         724,985
                                                                  --------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.97%
  193,827   5.000%, 08/20/37,
               Pool # 4015 ....................................          201,756
  122,394   5.500%, 02/15/39,
               Pool # 698060 ..................................          129,430
                                                                  --------------
                                                                         331,186
                                                                  --------------
            U.S. TREASURY BILLS - 5.95%
  500,000   0.140%, 12/03/09 (a) ..............................          499,982
  500,000   0.060%, 01/28/10 (a) ..............................          499,939
                                                                  --------------
                                                                         999,921
                                                                  --------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $2,827,184) ..............................        2,948,631
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BALANCED FUND                                                   OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                       MARKET
PAR VALUE                                                              VALUE
---------                                                         --------------
CORPORATE NOTES AND BONDS - 17.52%
            CONSUMER DISCRETIONARY - 2.96%
$  70,000   Darden Restaurants
               Senior Unsecured Notes
               6.800%, 10/15/37 ...............................   $       72,456
   50,000   Home Depot
               Senior Unsecured Notes
               5.875%, 12/16/36 ...............................           48,935
  250,000   Macy's Retail Holdings
               6.375%, 03/15/37 ...............................          205,000
   50,000   Time Warner Cable
               8.250%, 02/14/14 ...............................           58,682
   50,000   Whirlpool, MTN
               Senior Unsecured Notes
               8.600%, 05/01/14 ...............................           57,118
   60,000   Wyndham Worldwide
               Senior Unsecured Notes
               6.000%, 12/01/16 ...............................           54,695
                                                                  --------------
                                                                         496,886
                                                                  --------------
            CONSUMER STAPLES - 0.62%
   50,000   Kroger
               8.050%, 02/01/10 ...............................           50,837
   50,000   Reynolds American
               7.750%, 06/01/18 ...............................           54,073
                                                                  --------------
                                                                         104,910
                                                                  --------------
            ENERGY - 3.15%
            Hess
   50,000      Senior Unsecured Notes
               8.125%, 02/15/19 ...............................           60,756
   50,000      Senior Unsecured Notes
               7.875%, 10/01/29 ...............................           59,082
   50,000   Kinder Morgan Energy Partners
               Senior Unsecured Notes
               9.000%, 02/01/19 ...............................           61,017
   50,000   Marathon Oil Canada
               Senior Secured Notes
               8.375%, 05/01/12 ...............................           56,526
   50,000   Nabors Industries
               9.250%, 01/15/19 ...............................           60,463
  125,000   Nexen
               Senior Unsecured Notes
               7.500%, 07/30/39 ...............................          138,430
   25,000   Trans-Canada Pipelines
               Senior Unsecured Notes
               7.625%, 01/15/39 ...............................           32,001
   50,000   Weatherford International
               9.625%, 03/01/19 ...............................           61,962
                                                                  --------------
                                                                         530,237
                                                                  --------------
            FINANCIALS - 4.18%
   50,000   American Financial Group
               Senior Unsecured Notes
               9.875%, 06/15/19 ...............................           56,666
  100,000   Blackstone Holdings Finance (b)
               6.625%, 08/15/19 ...............................          100,919
  150,000   Goldman Sachs Capital I
               6.345%, 02/15/34 ...............................          142,519
  100,000   Jefferies Group
               Senior Unsecured Notes
               8.500%, 07/15/19 ...............................          108,706
   50,000   Marsh & McLennan
               Senior Unsecured Notes
               9.250%, 04/15/19 ...............................           62,305

                                                                      MARKET
PAR VALUE                                                             VALUE
---------                                                         --------------
            FINANCIALS (CONTINUED)
$  50,000   Rio Tinto Finance
               8.950%, 05/01/14 ...............................   $       59,136
  250,000   SLM, MTN
               Senior Unsecured Notes
               5.625%, 08/01/33 ...............................          171,549
                                                                  --------------
                                                                         701,800
                                                                  --------------
            HEALTH CARE - 2.26%
  110,000   Boston Scientific
               Senior Unsecured Notes
               7.000%, 11/15/35 ...............................          107,800
   50,000   McKesson
               Senior Unsecured Notes
               7.500%, 02/15/19 ...............................           58,880
   50,000   Medtronic
               Senior Unsecured Notes
               6.500%, 03/15/39 ...............................           58,339
  100,000   UnitedHealth Group
               Senior Unsecured Notes
               1.768%, 02/07/11 (c) ...........................          100,163
   50,000   WellPoint
               Senior Unsecured Notes
               6.800%, 08/01/12 ...............................           55,003
                                                                  --------------
                                                                         380,185
                                                                  --------------
            INDUSTRIALS - 1.54%
  100,000   Embraer Overseas
               6.375%, 01/15/20 ...............................           95,250
   50,000   FedEx
               Senior Notes
               8.000%, 01/15/19 ...............................           60,637
  100,000   Tyco International Finance
               4.125%, 10/15/14 ...............................          102,267
                                                                  --------------
                                                                         258,154
                                                                  --------------
            INFORMATION TECHNOLOGY - 0.25%
   50,000   Motorola
               Senior Unsecured Notes
               6.625%, 11/15/37 ...............................           42,748
                                                                  --------------
            MATERIALS - 0.90%
  100,000   ArcelorMittal
               Senior Unsecured Notes
               7.000%, 10/15/39 ...............................           94,812
   50,000   Bemis
               Senior Unsecured Notes
               6.800%, 08/01/19 ...............................           56,107
                                                                  --------------
                                                                         150,919
                                                                  --------------
            TELECOMMUNICATION SERVICES - 0.63%
   50,000   Rogers Wireless
               Senior Subordinated Notes
               8.000%, 12/15/12 ...............................           51,510
   50,000   Telus
               Senior Unsecured Notes
               8.000%, 06/01/11 ...............................           54,527
                                                                  --------------
                                                                         106,037
                                                                  --------------
            UTILITIES - 1.03%
   50,000   Allegheny Energy Supply (b)
               Senior Unsecured Notes
               6.750%, 10/15/39 ...............................           48,053
   50,000   FPL Group Capital
               7.875%, 12/15/15 ...............................           60,807

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BALANCED FUND                                                   OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
PAR VALUE                                                             VALUE
---------                                                         --------------
            UTILITIES (CONTINUED)
$  50,000   Sempra Energy
               Senior Unsecured Notes
               9.800%, 02/15/19 ...............................   $       63,886
                                                                  --------------
                                                                         172,746
                                                                  --------------
            TOTAL CORPORATE NOTES AND BONDS
               (Cost $2,796,334) ..............................        2,944,622
                                                                  --------------

  SHARES
---------
INVESTMENT COMPANY - 5.73%
  962,607   BlackRock Liquidity Funds
               TempCash Portfolio .............................          962,607
                                                                  --------------
            TOTAL INVESTMENT COMPANY
               (Cost $962,607) ................................          962,607
                                                                  --------------
TOTAL INVESTMENTS - 99.99%
   (Cost $15,403,027)** .......................................       16,802,491
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.01% ......................            2,479
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   16,804,970
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $15,649,935.

Gross unrealized appreciation...   $1,577,111
Gross unrealized depreciation...    (424,555)
                                   ----------
Net unrealized appreciation.....   $1,152,556
                                   ==========

(a)  Annualized yield at the time of purchase.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2009, these securities amounted to $148,972 or 0.89% of net assets. These securities have been determined by the Adviser to be liquid securities.

(c) Floating rate note. The interest rate shown reflects the rate in effect at October 31, 2009.

MTN Medium Term Note

PORTFOLIO COMPOSITION

Common Stocks .........................................    59%
Investment Company ....................................     6%
U.S. Government Obligations ...........................     6%
U.S. Government Agency Obligations ....................    12%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
   A ..................................................     2%
   Baa ................................................    12%
   Ba .................................................     3%
                                                          ---
                                                          100%
                                                          ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND
PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2009

              Tere Alvarez Canida, CFA; Alan M. Habecht & William J. Canida, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. An overweight position in Corporate bonds and underweight stake in US Treasuries aided performance as Corporates delivered outsized returns versus Treasuries during the period. The Fund's above-market exposure to lower-quality investment-grade Corporates also added to returns on both an absolute and a duration-adjusted basis as systemic risk declined with the broader economy showing signs of stabilizing. Overall, the structure of the portfolio enhanced returns as well, as we maintained a barbell approach to credit, emphasizing lower-quality investment-grade Corporates on the long end of the curve and higher-quality floating-rate notes on the short end. Valuations in floating-rate notes improved along with a sharp narrowing in credit spreads and a marked increase in liquidity.

Q.   What were the best performing holdings for the Fund during the period?

A. The portfolio's best performing holdings included Corporate bonds issued by financial institutions, as the Financials sector was the best performing area of the credit market. Longer dated securities, lower-quality investment-grade securities, and floating-rate notes boosted returns as well.

Q.   What were the weakest performing holdings?

A. Positions in US Treasury securities were among the weakest performers in the Fund.

Q.   How was the Fund positioned as of October 31, 2009?

A. We have maintained an above-market commitment to Corporate bonds in anticipation of further spread compression over time. We think Corporates remain attractive in a risk-reward context. The unprecedented narrowing in credit spreads throughout 2009 reflects the diminution of systemic risk. We believe Corporate bond valuations are attractive, particularly ahead of heightened regulation and strengthened capital requirements. We anticipate further spread compression in 2010.

     In anticipation of rising Treasury yields, we have emphasized Treasury Inflation Protected Securities (TIPS) within the Treasury allocation. Notwithstanding the expectation for deflationary pressures over the near-term, we believe the massive stimulus of credit easing and increased government deficit spending will prove inflationary over time. Accordingly, we believe TIPS will outperform nominal Treasuries with similar maturities in 2010.

     We have reduced investments in Fannie Mae and Freddie Mac given that the pending resolution for the final structure of government-sponsored enterprises (GSE) remains a key risk for fixed-income investors. We believe the most likely outcome for the GSEs incorporates some combination of a public utility model with covered bonds for funding purposes. Still, without greater clarity on a likely outcome, we do not believe investors are being compensated appropriately for the uncertainty.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

TCH Fixed Income Fund

            TCH Fixed       Morningstar(R)
          Income Fund -   Intermediate-Term     Barclays Capital
         Class N Shares     Bond Category     Aggregate Bond Index
         --------------   -----------------   --------------------
Dec-93       10,000             10,000               10,000
Oct-94        9,677              9,535                9,636
Oct-95       11,117             11,026               11,066
Oct-96       11,758             11,671               11,659
Oct-97       12,797             12,709               12,652
Oct-98       13,778             13,895               13,614
Oct-99       13,919             13,969               13,617
Oct-00       14,891             14,989               14,411
Oct-01       16,840             17,171               16,359
Oct-02       17,310             18,183               16,953
Oct-03       18,103             19,074               17,992
Oct-04       19,129             20,129               18,893
Oct-05       19,205             20,356               19,056
Oct-06       20,052             21,412               19,952
Oct-07       21,368             22,564               20,787
Oct-08       19,896             22,632               19,291
Oct-09       24,470             25,753               22,736

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund's value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

                        RETURNS FOR PERIOD ENDED 10/31/09

                     Average Annual Total Returns - Class N

One Year          22.99%
Five Year          5.05%
Ten Year           5.80%
Since Inception    5.80%

Inception Date 12/13/93

                     Average Annual Total Returns - Class I

One Year          23.14%
Five Year          5.29%
Since Inception    6.06%

Inception Date 07/31/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE TOTAL EXPENSE RATIO FOR THE N CLASS AND I CLASS IS 1.08% AND 0.83%, RESPECTIVELY, AS DISCLOSED IN THE PROSPECTUS DATED MARCH 1, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF WAIVERS HAD NOT BEEN IN EFFECT. PLEASE REFER TO THE FINANCIAL HIGHLIGHTS SECTION IN THIS REPORT FOR MORE 2009 FISCAL YEAR END RELATED INFORMATION.

Aston Funds
TCH FIXED INCOME FUND                                           OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CORPORATE NOTES AND BONDS                 53%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS    38%
CASH & NET OTHER ASSETS AND LIABILITIES    6%
COMMERCIAL MORTGAGE-BACKED SECURITIES      3%

% OF TOTAL NET ASSETS

                                                                      MARKET
 PAR VALUE                                                            VALUE
----------                                                        --------------
CORPORATE NOTES AND BONDS - 52.50%
             CONSUMER DISCRETIONARY - 6.83%
$  250,000   CBS
                8.875%, 05/15/19 ..............................   $      282,659
   500,000   JC Penney
                6.375%, 10/15/36 ..............................          423,750
 1,000,000   Limited Brands
             Senior Unsecured Notes
                7.600%, 07/15/37 ..............................          862,500
             Macy's Retail Holdings
   100,000      8.875%, 07/15/15 (a) ..........................          106,250
   500,000      6.375%, 03/15/37 ..............................          410,000
   250,000   Staples
                Senior Unsecured Notes
                9.750%, 01/15/14 ..............................          303,232
   450,000   Time Warner Cable
                8.250%, 02/14/14 ..............................          528,142
   250,000   TJX
                Senior Unsecured Notes
                6.950%, 04/15/19 ..............................          293,978
   250,000   Tyco Electronics Group
                7.125%, 10/01/37 ..............................          257,091
   250,000   Viacom
                Senior Unsecured Notes
                6.125%, 10/05/17 ..............................          267,807
   450,000   Whirlpool, MTN
                Senior Unsecured Notes
                8.600%, 05/01/14 ..............................          514,065
   200,000   Wyndham Worldwide
                Senior Unsecured Notes
                6.000%, 12/01/16 ..............................          182,318
   150,000   Yum! Brands
                Senior Unsecured Notes
                6.875%, 11/15/37 ..............................          164,121
                                                                  --------------
                                                                       4,595,913
                                                                  --------------

                                                                      MARKET
 PAR VALUE                                                            VALUE
----------                                                        --------------
             CONSUMER STAPLES - 4.64%
             Altria Group
$  500,000      8.500%, 11/10/13 ..............................   $      580,608
   200,000      10.200%, 02/06/39 .............................          267,357
   250,000   CVS Caremark
                6.600%, 03/15/19 ..............................          279,105
 1,000,000   Kraft Foods
                Senior Unsecured Notes
                7.000%, 08/11/37 ..............................        1,096,030
             Kroger
   200,000      8.050%, 02/01/10 ..............................          203,348
   250,000      6.900%, 04/15/38 ..............................          291,391
   150,000   Pepsico
                Senior Unsecured Notes
                7.900%, 11/01/18 ..............................          188,703
   200,000   Reynolds American
                7.750%, 06/01/18 ..............................          216,290
                                                                  --------------
                                                                       3,122,832
                                                                  --------------
             ENERGY - 8.28%
   500,000   Ecopetrol SA
                7.625%, 07/23/19 ..............................          547,500
   250,000   Energy Transfer Partners
                Senior Unsecured Notes
                9.000%, 04/15/19 ..............................          302,368
   250,000   Halliburton
                Senior Unsecured Notes
                7.450%, 09/15/39 ..............................          312,614
             Hess
                Senior Unsecured Notes
   400,000      8.125%, 02/15/19 ..............................          486,047
   100,000      7.875%, 10/01/29 ..............................          118,164
   400,000   Kinder Morgan Energy Partners
                Senior Unsecured Notes
                9.000%, 02/01/19 ..............................          488,135
 1,005,000   Marathon Oil Canada
                Senior Secured Notes
                8.375%, 05/01/12 ..............................        1,136,165
   450,000   Nabors Industries
                9.250%, 01/15/19 ..............................          544,163
   500,000   Nexen
                Senior Unsecured Notes
                7.500%, 07/30/39 ..............................          553,720
   225,000   Trans-Canada Pipelines
                Senior Unsecured Notes
                7.625%, 01/15/39 ..............................          288,007
   250,000   Valero Energy
                Senior Unsecured Notes
                9.375%, 03/15/19 ..............................          296,169
   400,000   Weatherford International
                9.625%, 03/01/19 ..............................          495,698
                                                                  --------------
                                                                       5,568,750
                                                                  --------------
             FINANCIALS - 12.70%
   250,000   AFLAC
                Senior Notes
                8.500%, 05/15/19 ..............................          293,858
   450,000   American Financial Group
                Senior Unsecured Notes
                9.875%, 06/15/19 ..............................          509,990
   250,000   Bank of America
                Senior Unsecured Notes
                0.799%, 09/11/12 (c) ..........................          244,643
 1,500,000   Bear Stearns, MTN
                Senior Unsecured Notes
                0.809%, 11/21/16 (c) ..........................        1,393,371

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND                                           OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
 PAR VALUE                                                            VALUE
----------                                                        --------------
             FINANCIALS (CONTINUED)
$  150,000   Blackstone Holdings Finance
                6.625%, 08/15/19 (b) ..........................   $      151,379
   250,000   Bunge Ltd Finance
                8.500%, 06/15/19 ..............................          291,667
 2,000,000   Citigroup
                Subordinated Notes
                0.943%, 08/25/36 (c) ..........................        1,129,794
   500,000   General Electric Capital, MTN,
                Series A
                0.852%, 05/05/26 (c) ..........................          393,989
   800,000   Goldman Sachs Capital I
                6.345%, 02/15/34 ..............................          760,103
   500,000   Jefferies Group
                Senior Unsecured Notes
                8.500%, 07/15/19 ..............................          543,531
   300,000   Marsh & McLennan
                Senior Unsecured Notes
                9.250%, 04/15/19 ..............................          373,833
   750,000   Merrill Lynch, MTN
                6.875%, 04/25/18 ..............................          808,307
 1,000,000   NB Capital Trust II
                7.830%, 12/15/26 ..............................          965,000
 1,000,000   SLM, MTN
                Senior Unsecured Notes
                5.625%, 08/01/33 ..............................          686,195
                                                                  --------------
                                                                       8,545,660
                                                                  --------------
             HEALTH CARE - 6.55%
   500,000   Biogen Idec
                Senior Unsecured Notes
                6.875%, 03/01/18 ..............................          546,251
   300,000   Boston Scientific
                Senior Unsecured Notes
                6.250%, 11/15/35 ..............................          294,000
   250,000   Express Scripts
                Senior Unsecured Notes
                6.250%, 06/15/14 ..............................          274,963
   200,000   Hospira
                Senior Unsecured Notes, GMTN
                6.400%, 05/15/15 ..............................          222,516
   250,000   Humana
                Senior Unsecured Notes
                8.150%, 06/15/38 ..............................          232,699
   750,000   McKesson
                Senior Unsecured Notes
                7.500%, 02/15/19 ..............................          883,205
   450,000   Medtronic
                Senior Unsecured Notes
                6.500%, 03/15/39 ..............................          525,049
   250,000   Pfizer
                Senior Unsecured Notes
                7.200%, 03/15/39 ..............................          315,223
   500,000   Roche Holdings
                Senior Unsecured Notes
                7.000%, 03/01/39 (b) ..........................          616,614
   450,000   WellPoint
                Senior Unsecured Notes
                6.800%, 08/01/12 ..............................          495,027
                                                                  --------------
                                                                       4,405,547
                                                                  --------------
             INDUSTRIALS - 2.21%
   250,000   Caterpillar
                7.000%, 12/15/13 ..............................          286,595

                                                                      MARKET
 PAR VALUE                                                            VALUE
----------                                                        --------------
             INDUSTRIALS (CONTINUED)
$  300,000   Embraer Overseas
                6.375%, 01/15/20 ..............................   $      285,750
   250,000   FedEx
                Senior Notes
                8.000%, 01/15/19 ..............................          303,183
   200,000   Ingersoll-Rand Global Holding
                6.875%, 08/15/18 ..............................          221,496
   100,000   Tyco International Finance
                4.125%, 10/15/14 ..............................          102,267
   250,000   Waste Management
                7.375%, 03/11/19 ..............................          291,765
                                                                  --------------
                                                                       1,491,056
                                                                  --------------
             INFORMATION TECHNOLOGY - 1.51%
   250,000   KLA Instruments
                Senior Unsecured Notes
                6.900%, 05/01/18 ..............................          262,342
   200,000   Motorola
                Senior Unsecured Notes
                6.625%, 11/15/37 ..............................          170,992
   500,000   Telecom Italia Capital SA
                7.721%, 06/04/38 ..............................          581,409
                                                                  --------------
                                                                       1,014,743
                                                                  --------------
             MATERIALS - 3.84%
   300,000   ArcelorMittal
                Senior Unsecured Notes
                7.000%, 10/15/39 ..............................          284,436
   700,000   Bemis
             Senior Unsecured Notes
                6.800%, 08/01/19 ..............................          785,495
   250,000   Dow Chemical (The)
                Senior Unsecured Notes
                8.550%, 05/15/19 ..............................          285,692
   500,000   International Paper
                8.700%, 06/15/38 ..............................          577,785
   550,000   Rio Tinto Finance
                8.950%, 05/01/14 ..............................          650,497
                                                                  --------------
                                                                       2,583,905
                                                                  --------------
             TELECOMMUNICATION SERVICES - 1.42%
   450,000   Rogers Wireless
                Senior Subordinated Notes
                8.000%, 12/15/12 ..............................          463,593
   450,000   Telus
                Senior Unsecured Notes
                8.000%, 06/01/11 ..............................          490,748
                                                                  --------------
                                                                         954,341
                                                                  --------------
             UTILITIES - 4.52%
   200,000   Allegheny Energy Supply
                Senior Unsecured Notes
                6.750%, 10/15/39 (b) ..........................          192,211
   995,000   CenterPoint Energy
                Senior Notes, Series B
                7.250%, 09/01/10 ..............................        1,020,318
   450,000   FPL Group Capital
                7.875%, 12/15/15 ..............................          547,260
   250,000   Oncor Electric Delivery
                7.500%, 09/01/38 ..............................          304,518
   150,000   Pacific Gas & Electric
                8.250%, 10/15/18 ..............................          188,863
   450,000   Sempra Energy
                Senior Unsecured Notes
                9.800%, 02/15/19 ..............................          574,978

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND                                           OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
 PAR VALUE                                                            VALUE
----------                                                        --------------
             UTILITIES (CONTINUED)
$  150,000   Virginia Electric and Power
                Senior Unsecured Notes
                8.875%, 11/15/38 ..............................   $      212,630
                                                                  --------------
                                                                       3,040,778
                                                                  --------------
             TOTAL CORPORATE NOTES AND BONDS
                (Cost $33,270,786) ............................       35,323,525
                                                                  --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.35%
             FANNIE MAE - 16.92%
   614,127   6.000%, 11/01/17,
                Pool # 662854 .................................          663,346
   338,458   6.000%, 04/01/18,
                Pool # 725175 .................................          365,690
   502,665   5.500%, 11/01/18,
                Pool # 748886 .................................          540,438
   289,192   4.500%, 06/01/19,
                Pool # 747860 .................................          305,416
 1,298,279   6.000%, 01/01/21,
                Pool # 850787 .................................        1,397,867
 1,000,000   6.000%, 07/02/24 .................................        1,001,001
   729,065   6.000%, 09/01/32,
                Pool # 847899 .................................          783,443
   229,514   6.000%, 02/01/34,
                Pool # 771952 .................................          245,915
   264,808   7.500%, 02/01/35,
                Pool # 787557 .................................          293,336
   112,418   7.500%, 04/01/35,
                Pool # 819231 .................................          124,528
   822,323   6.000%, 11/01/35,
                Pool # 844078 .................................          877,232
   695,629   5.000%, 05/01/36,
                Pool # 745581 .................................          722,895
   543,201   6.000%, 12/01/36,
                Pool # 888029 .................................          578,623
   666,729   5.500%, 06/01/37,
                Pool # 918778 .................................          702,785
   671,216   6.500%, 10/01/37,
                Pool # 888890 .................................          721,672
 1,954,070   5.500%, 03/01/38,
                Pool # 962344 .................................        2,059,438
                                                                  --------------
                                                                      11,383,625
                                                                  --------------
             FREDDIE MAC - 12.20%
 1,377,190   5.500%, 11/01/20,
                Gold Pool # G18083 ............................        1,469,920
   244,446   5.500%, 12/01/20,
                Gold Pool # G11820 ............................          260,906
   247,449   6.000%, 10/01/35,
                Gold Pool # A47772 ............................          264,127
   705,769   5.500%, 05/01/37,
                Pool # A60048 .................................          744,488
 1,444,232   5.500%, 09/01/37,
                Gold Pool # G03202 ............................        1,523,463
 1,622,160   5.000%, 02/01/38,
                Gold Pool # A73409 ............................        1,683,372
 2,184,198   5.000%, 04/01/38,
                Gold Pool # G04334 ............................        2,266,618
                                                                  --------------
                                                                       8,212,894
                                                                  --------------

                                                                      MARKET
 PAR VALUE                                                            VALUE
----------                                                        --------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.05%
$  718,198   5.000%, 05/01/37,
                Pool # 782156 .................................   $      747,620
 1,550,615   5.000%, 08/20/37,
                Pool # 4015 ...................................        1,614,050
 1,354,381   6.000%, 07/20/38,
                Pool # 4195 ...................................        1,441,749
   882,433   6.000%, 01/15/39,
                Pool # 698036 .................................          938,161
                                                                  --------------
                                                                       4,741,580
                                                                  --------------
             U.S. TREASURY BILLS (D) - 0.76%
   500,000   3.875%, 05/15/10 .................................          509,824
                                                                  --------------
             U.S. TREASURY INFLATION INDEX NOTE - 1.42%
   924,086   2.375%, 04/15/11 .................................          956,645
                                                                  --------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                (Cost $24,379,750) ............................       25,804,568
                                                                  --------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.58%
   275,000   Bear Stearns Commercial
                Mortgage Securities
                Series 2007-T28, Class A4
                5.742%, 09/11/42 (e) ..........................          277,320
   500,000   CS First Boston Mortgage
                Securites
                Series 2005-C5, Class A2
                5.100%, 08/15/38 (e) ..........................          509,255
   940,000   JP Morgan Chase Commercial
                Mortgage Securities
                Series 2005-CB13, Class A2
                5.247%, 01/12/43 (e) ..........................          946,007
                                                                  --------------
             TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                (Cost $1,547,434) .............................        1,732,582
                                                                  --------------

 SHARES
---------
INVESTMENT COMPANY - 5.22%
3,515,024   BlackRock Liquidity Funds
                TempCash Portfolio ............................        3,515,024
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $3,515,024) .............................        3,515,024
                                                                  --------------
TOTAL INVESTMENTS - 98.65%
   (Cost $62,712,994)* ........................................       66,375,699
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 1.35% ......................          907,802
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   67,283,501
                                                                  ==============

----------
*    Aggregate cost for Federal income tax purposes is $62,700,552.

Gross unrealized appreciation.....   $ 5,342,983
Gross unrealized depreciation.....    (1,667,836)
                                     -----------
Net unrealized appreciation.......   $ 3,675,147
                                     ===========

(a) Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate was 8.375% until April 17, 2009 and is 8.875% thereafter.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND                                           OCTOBER 31, 2009
SCHEDULE OF INVESTMENTS - CONTINUED

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2009, these securities amounted to $960,204 or 1.43% of net assets. These securities have been determined by the Sub-Adviser to be liquid securities.

(c) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2009.

(d)  Annualized yield at the time of purchase.

(e) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

GMTN  Global Medium Term Note

MTN   Medium Term Note

PORTFOLIO COMPOSITION

Investment Company ......................................     5%
U.S. Government Obligations .............................     2%
U.S. Government Agency Obligations ......................    36%
Corporate Notes and Bonds (Moody's Ratings (e) unaudited)
   Aaa ..................................................     3%
   Aa ...................................................     3%
   A ....................................................     9%
   Baa ..................................................    36%
   Ba ...................................................     6%
                                                            ---
                                                            100%
                                                            ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
                                                                OCTOBER 31, 2009
STATEMENT OF ASSETS AND LIABILITIES


                                                                                           MONTAG & CALDWELL   VEREDUS SELECT
                                                                                             GROWTH FUND         GROWTH FUND
                                                                                           -----------------   --------------
ASSETS:
Investments:
      Investments at cost ..............................................................    $2,218,157,211      $ 81,328,976
      Net unrealized appreciation (depreciation) .......................................       268,930,401         4,985,278
                                                                                            --------------      ------------
         Total investments at value ....................................................     2,487,087,612        86,314,254
Receivables:
      Dividends and interest ...........................................................         2,234,274            22,566
      Dividend reclaims ................................................................                --                --
      Fund shares sold .................................................................         7,410,071           165,645
      Investments sold .................................................................        15,194,801         3,888,176
      Due from Adviser, net (Note G) ...................................................                --                --
Other assets ...........................................................................            15,871               948
                                                                                            --------------      ------------
         Total assets ..................................................................     2,511,942,629        90,391,589
                                                                                            --------------      ------------
LIABILITIES:
Payables:
      Dividend distribution ............................................................                --                --
      Investments purchased ............................................................        19,420,456         2,870,636
      Fund shares redeemed .............................................................         3,685,804           270,994
      Due to Adviser, net (Note G) .....................................................         1,425,526            74,040
      Administration fees (Note G) .....................................................           105,284             5,892
      Distribution fees (Note G) .......................................................            99,493             3,177
      Audit and tax fees ...............................................................            24,917            15,024
      Custodian fees ...................................................................            23,421             2,919
      Transfer agent fees ..............................................................           149,235             5,833
      Trustees fees and related expenses (Note G) ......................................             3,389                --
      Accrued expenses and other payables ..............................................           181,789             6,614
                                                                                            --------------      ------------
         Total liabilities .............................................................        25,119,314         3,255,129
                                                                                            --------------      ------------
NET ASSETS .............................................................................    $2,486,823,315      $ 87,136,460
                                                                                            ==============      ============
NET ASSETS CONSIST OF:
   Paid in capital .....................................................................    $2,320,799,613      $121,419,447
   Accumulated undistributed (distribution in excess of) net investment income (loss) ..         7,373,004                --
   Accumulated net realized loss on investments, purchased options and payments by
      affiliates .......................................................................      (110,279,703)      (39,268,265)
   Net unrealized appreciation (depreciation) on investments and purchased options .....       268,930,401         4,985,278
                                                                                            --------------      ------------
TOTAL NET ASSETS .......................................................................    $2,486,823,315      $ 87,136,460
                                                                                            ==============      ============
CLASS N:
   Net Assets ..........................................................................    $1,277,345,869      $ 39,437,033
   Shares of beneficial interest outstanding (unlimited authorization) .................        61,198,083         4,346,721
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ...............................................    $        20.87      $       9.07
                                                                                            ==============      ============
CLASS I:
   Net Assets ..........................................................................    $1,205,637,140      $ 47,699,427
   Shares of beneficial interest outstanding (unlimited authorization) .................        57,491,570         5,209,752
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ...............................................    $        20.97      $       9.16
                                                                                            ==============      ============
CLASS R:
   Net Assets ..........................................................................    $    3,840,306      $         --
   Shares of beneficial interest outstanding (unlimited authorization) .................           185,293                --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ...............................................    $        20.73      $         --
                                                                                            ==============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                    OPTIMUM                         TAMRO        RIVER ROAD         OPTIMUM      MONTAG & CALDWELL
                   LARGE CAP          VALUE      DIVERSIFIED    DIVIDEND ALL        MID CAP           MID CAP
 GROWTH FUND   OPPORTUNITY FUND       FUND       EQUITY FUND   CAP VALUE FUND        FUND           GROWTH FUND
------------   ----------------   ------------   -----------   --------------   --------------   -----------------


$195,391,684     $ 4,063,647      $237,470,737   $ 9,157,555    $144,360,692    $  969,308,941      $2,886,806
   7,046,648         137,519       (11,744,893)    1,362,314      14,193,425        19,381,485          99,487
------------     -----------      ------------   -----------    ------------    --------------      ----------
 202,438,332       4,201,166       225,725,844    10,519,869     158,554,117       988,690,426       2,986,293

     180,064           6,797           336,969         1,195         376,962           179,558             754
          --              --               820            --          18,942                --              --
      11,496               2            19,312        28,915         143,394         3,557,789              29
   1,287,484         194,658         1,781,059            --       1,093,392         8,113,867              --
          --              --                --            --              --                --           5,519
       2,170              38             2,398         1,257             617             6,780             488
------------     -----------      ------------   -----------    ------------    --------------      ----------
 203,919,546       4,402,661       227,866,402    10,551,236     160,187,424     1,000,548,420       2,993,083
------------     -----------      ------------   -----------    ------------    --------------      ----------


          --              --                --            --          47,750                --              --
   1,815,790              --         1,907,816        13,875         747,582         3,745,396          13,983
     201,992          32,945             1,903        23,262         216,333         2,667,995              --
     117,872          12,730           136,929         4,143          98,428           631,219              --
       9,572           1,410            13,681         1,938           8,181            44,864           1,599
       4,494             344             1,573            --           6,366            67,060             232
      19,158          14,570            17,714        14,836          14,930            19,010          15,006
       6,837           1,727             6,303         1,491           5,938            11,786           1,011
      15,595           2,920             5,928         4,948          10,644            87,699           1,642
       1,036             204               697           123             997             4,045              76
      29,786           2,147            20,317           648           2,977            83,689             160
------------     -----------      ------------   -----------    ------------    --------------      ----------
   2,222,132          68,997         2,112,861        65,264       1,160,126         7,362,763          33,709
------------     -----------      ------------   -----------    ------------    --------------      ----------
$201,697,414     $ 4,333,664      $225,753,541   $10,485,972    $159,027,298    $  993,185,657      $2,959,374
============     ===========      ============   ===========    ============    ==============      ==========

$235,595,035     $10,555,948      $268,565,684   $10,583,495    $157,199,713    $  974,476,191      $3,657,885
     767,143           8,948           263,036            --          27,627           130,625              --

 (41,711,412)     (6,368,751)      (31,330,286)   (1,459,837)    (12,393,467)         (802,644)       (797,998)
   7,046,648         137,519       (11,744,893)    1,362,314      14,193,425        19,381,485          99,487
------------     -----------      ------------   -----------    ------------    --------------      ----------
$201,697,414     $ 4,333,664      $225,753,541   $10,485,972    $159,027,298    $  993,185,657      $2,959,374
============     ===========      ============   ===========    ============    ==============      ==========

$ 56,304,527     $ 4,333,664      $ 20,173,483   $10,485,972    $ 81,842,162    $  842,232,804      $2,959,374
   4,447,220         548,361         2,426,944     1,079,033       9,540,484        37,051,190         433,457

$      12.66     $      7.90      $       8.31   $      9.72    $       8.58    $        22.73      $     6.83
============     ===========      ============   ===========    ============    ==============      ==========

$144,805,253     $        --      $205,580,058   $        --    $ 77,185,136    $  150,952,853      $       --
  11,228,146              --        24,742,783            --       9,002,008         6,563,216              --

$      12.90     $        --      $       8.31   $        --    $       8.57    $        23.00      $       --
============     ===========      ============   ===========    ============    ==============      ==========

$    587,634     $        --      $         --   $        --    $         --    $           --      $       --
      47,183              --                --            --              --                --              --

$      12.45     $        --      $         --   $        --    $         --    $           --      $       --
============     ===========      ============   ===========    ============    ==============      ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
                                                                OCTOBER 31, 2009
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

                                                                                                 CARDINAL     RIVER ROAD
                                                                                                  MID CAP      SMALL-MID
                                                                                                VALUE FUND     CAP FUND
                                                                                                ----------   ------------
ASSETS:
Investments:
      Investments at cost ...................................................................   $  879,913   $196,410,350
      Net unrealized appreciation (depreciation) ............................................       46,149     12,124,735
                                                                                                ----------   ------------
         Total investments at value .........................................................      926,062    208,535,085
Receivables:
      Dividends and interest ................................................................           43        191,969
      Dividend reclaims .....................................................................           --             --
      Fund shares sold ......................................................................        3,500        351,300
      Investments and foreign currency sold .................................................           --        778,584
      Due from Adviser, net (Note G) ........................................................        5,382             --
Other assets ................................................................................           16          1,276
                                                                                                ----------   ------------
         Total assets .......................................................................      935,003    209,858,214
                                                                                                ----------   ------------
LIABILITIES:
Payables:
      Due to custodian ......................................................................           --             --
      Investments and foreign currency purchased ............................................           --        299,876
      Fund shares redeemed ..................................................................           --        169,541
      Due to Adviser, net (Note G) ..........................................................           --        197,858
      Administration fees (Note G) ..........................................................        1,430         11,453
      Distribution fees (Note G) ............................................................           71          3,248
      Audit and tax fees ....................................................................       14,303         16,167
      Custodian fees ........................................................................          818         11,711
      Transfer agent fees ...................................................................        1,552          5,287
      Trustees fees and related expenses (Note G) ...........................................           98            574
      Accrued expenses and other payables ...................................................          631          7,624
                                                                                                ----------   ------------
         Total liabilities ..................................................................       18,903        723,339
                                                                                                ----------   ------------
NET ASSETS ..................................................................................   $  916,100   $209,134,875
                                                                                                ==========   ============
NET ASSETS CONSIST OF:
   Paid in capital ..........................................................................   $1,245,142   $214,371,346
   Accumulated undistributed (distribution in excess of) net investment income (loss) .......          904        174,467
   Accumulated net realized gain (loss) on investments, foreign currency transactions and
      payments by affiliates ................................................................     (376,095)   (17,535,673)
   Net unrealized appreciation (depreciation) on investments and translation of assets and
      liabilities denominated in foreign currency ...........................................       46,149     12,124,735
                                                                                                ----------   ------------
TOTAL NET ASSETS ............................................................................   $  916,100   $209,134,875
                                                                                                ==========   ============
CLASS N:
   Net Assets ...............................................................................   $  916,100   $ 41,800,657
   Shares of beneficial interest outstanding (unlimited authorization) ......................      127,774      5,421,561
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ....................................................   $     7.17   $       7.71
                                                                                                ==========   ============
CLASS I:
   Net Assets ...............................................................................   $       --   $167,334,218
   Shares of beneficial interest outstanding (unlimited authorization) ......................           --     21,633,827
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ....................................................   $       --   $       7.73
                                                                                                ==========   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

   VEREDUS         TAMRO       RIVER ROAD       NEPTUNE         BARINGS        DYNAMIC
 AGGRESSIVE      SMALL CAP      SMALL CAP    INTERNATIONAL   INTERNATIONAL    ALLOCATION
 GROWTH FUND       FUND        VALUE FUND         FUND            FUND           FUND
------------   ------------   ------------   -------------   -------------   -----------


$ 41,726,584   $673,837,099   $478,291,670    $ 1,758,018     $23,847,243    $38,917,710
   4,271,591     75,057,680     23,390,565       (283,757)      4,308,046        125,826
------------   ------------   ------------    -----------     -----------    -----------
  45,998,175    748,894,779    501,682,235      1,474,261      28,155,289     39,043,536

          45         83,320        353,686         34,229          34,657             51
          --             --             --          3,356          18,813             --
      14,673      7,892,659      1,248,941             --              --        191,456
     649,921      8,263,371      1,604,178      1,134,863         922,583             --
          --             --             --          4,275              --             --
         615          4,438          3,177            100              67             96
------------   ------------   ------------    -----------     -----------    -----------
  46,663,429    765,138,567    504,892,217      2,651,084      29,131,409     39,235,139
------------   ------------   ------------    -----------     -----------    -----------


          --             --             --      1,132,309              --             --
   1,034,194      6,019,595      4,929,428             --         799,691             --
      17,443      1,139,321        609,398             --              --          6,578
      50,741        625,127        395,019             --          11,935          9,635
       4,134         34,551         23,382          2,591           3,959          3,373
       2,699         19,019         16,913             24              --          3,011
      17,784         18,120         17,946         16,030          15,319         14,599
       4,283         19,830         15,333          5,533          20,116            697
      10,949        107,488         78,240          2,736           1,405          5,663
         250          2,828          2,129             66             102             48
      24,766         37,222         41,304          4,945           2,190            918
------------   ------------   ------------    -----------     -----------    -----------
   1,167,243      8,023,101      6,129,092      1,164,234         854,717         44,522
------------   ------------   ------------    -----------     -----------    -----------
$ 45,496,186   $757,115,466   $498,763,125    $ 1,486,850     $28,276,692    $39,190,617
============   ============   ============    ===========     ===========    ===========

$ 80,177,959   $780,477,887   $549,283,489    $ 5,099,029     $27,597,422    $36,204,154
          --         90,254        373,360         84,460         114,467         23,038

 (38,953,364)   (98,510,355)   (74,284,289)    (3,413,386)     (3,738,470)     2,837,599

   4,271,591     75,057,680     23,390,565       (283,253)      4,303,273        125,826
------------   ------------   ------------    -----------     -----------    -----------
$ 45,496,186   $757,115,466   $498,763,125    $ 1,486,850     $28,276,692    $39,190,617
============   ============   ============    ===========     ===========    ===========

$ 32,140,369   $241,523,881   $216,220,978    $   293,294     $        --    $39,190,617
   3,583,615     16,463,174     21,154,200         41,388              --      4,275,951

$       8.97   $      14.67   $      10.22    $      7.09     $        --    $      9.17
============   ============   ============    ===========     ===========    ===========

$ 13,355,817   $515,591,585   $282,542,147    $ 1,193,556     $28,276,692    $        --
   1,444,218     34,682,721     27,604,824        168,302       4,389,485             --

$       9.25   $      14.87   $      10.24    $      7.09     $      6.44    $        --
============   ============   ============    ===========     ===========    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
                                                                OCTOBER 31, 2009
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

                                                                                                       NEW CENTURY      M.D. SASS
                                                                                                     ABSOLUTE RETURN     ENHANCED
                                                                                                         ETF FUND      EQUITY FUND
                                                                                                     ---------------   -----------
ASSETS:
Investments:
      Investments at cost ........................................................................     $16,525,516     $25,654,156
      Net unrealized appreciation (depreciation) .................................................       1,180,678      (1,596,739)
                                                                                                       -----------     -----------
         Total investments at value ..............................................................      17,706,194      24,057,417
Foreign currency (Cost $351) .....................................................................              --              --
Cash .............................................................................................              --              --
Receivables:
      Dividends and interest .....................................................................           1,418          33,013
      Fund shares sold ...........................................................................          21,598          52,598
      Investments and foreign currency sold ......................................................              --          47,958
      Due from Adviser, net (Note G) .............................................................           6,250           1,115
Deferred offering costs (Note B-11) ..............................................................              --              --
Other assets .....................................................................................             168             173
                                                                                                       -----------     -----------
         Total assets ............................................................................      17,735,628      24,192,274
                                                                                                       -----------     -----------
LIABILITIES:
Payables:
      Due to custodian ...........................................................................              --              --
      Dividend distribution ......................................................................              --              --
      Investments and foreign currency purchased .................................................              --         317,127
      Fund shares redeemed .......................................................................           5,218           4,097
      Due to Adviser, net (Note G) ...............................................................              --              --
      Administration fees (Note G) ...............................................................           2,892           2,298
      Distribution fees (Note G) .................................................................           1,396           1,720
      Audit and tax fees .........................................................................          14,002          16,038
      Custodian fees .............................................................................           1,304           7,858
      Transfer agent fees ........................................................................           3,820           4,334
      Trustees fees and related expenses (Note G) ................................................             355             491
      Accrued expenses and other payables ........................................................             235           2,871
Outstanding options written, at value (premiums received $840,418) ...............................              --       1,283,625
                                                                                                       -----------     -----------
         Total liabilities .......................................................................          29,222       1,640,459
                                                                                                       -----------     -----------
NET ASSETS .......................................................................................     $17,706,406     $22,551,815
                                                                                                       ===========     ===========
NET ASSETS CONSIST OF:
   Paid in capital ...............................................................................     $19,014,536     $24,846,734
   Accumulated undistributed (distribution in excess of) net investment income (loss) ............          23,030          12,570
   Accumulated net realized gain (loss) on investments, purchased and written options and
      foreign currency transactions ..............................................................      (2,511,838)       (267,543)
   Net unrealized appreciation (depreciation) on investments, purchased and written options and
      translation of assets and liabilities denominated in foreign currency ......................       1,180,678      (2,039,946)
                                                                                                       -----------     -----------
TOTAL NET ASSETS .................................................................................     $17,706,406     $22,551,815
                                                                                                       ===========     ===========
CLASS N:
   Net Assets ....................................................................................     $17,706,406     $22,551,815
   Shares of beneficial interest outstanding (unlimited authorization) ...........................       1,991,112       2,630,861
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .........................................................     $      8.89     $      8.57
                                                                                                       ===========     ===========
CLASS I:
   Net Assets ....................................................................................     $        --     $        --
   Shares of beneficial interest outstanding (unlimited authorization) ...........................              --              --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .........................................................     $        --     $        --
                                                                                                       ===========     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

   LAKE PARTNERS        FORTIS                                             TCH
LASSO ALTERNATIVES    REAL ESTATE   MONTAG & CALDWELL     BALANCED    FIXED INCOME
       FUND              FUND         BALANCED FUND         FUND          FUND
------------------   ------------   -----------------   -----------   ------------


    $1,766,710       $ 25,126,606      $14,992,111      $15,403,027   $62,712,994
        57,538            615,811          824,622        1,399,464     3,662,705
    ----------       ------------      -----------      -----------   -----------
     1,824,248         25,742,417       15,816,733       16,802,491    66,375,699
            --                346               --               --            --
            --                 --               --               --       200,000

           823             15,616           79,216           68,988       771,785
            --              1,740            5,686            2,821        39,272
            --            292,356          531,874           62,197            --
        10,225                 --               --               --            --
        32,121                 --               --               --            --
            --                300              221              208           882
    ----------       ------------      -----------      -----------   -----------
     1,867,417         26,052,775       16,433,730       16,936,705    67,387,638
    ----------       ------------      -----------      -----------   -----------


            --                 --           82,961               --            --
            --                 --               --               --        17,036
            --             79,204           38,402           90,377            --
            --              7,291          190,420               --        38,979
            --             15,134            4,612           10,088        10,949
         1,931              6,361            2,723            3,184         3,265
            --                310               --               --            --
        14,273             16,745           17,848           17,717        17,979
         1,480              2,447            1,617            1,966         2,267
         2,768              4,277            6,438            4,195         7,406
            42                278              157              201           244
         2,089              4,486            2,138            4,007         6,012
            --                 --               --               --            --
    ----------       ------------      -----------      -----------   -----------
        22,583            136,533          347,316          131,735       104,137
    ----------       ------------      -----------      -----------   -----------
    $1,844,834       $ 25,916,242      $16,086,414      $16,804,970   $67,283,501
    ==========       ============      ===========      ===========   ===========

    $1,752,946       $ 52,591,927      $23,304,810      $18,178,289   $72,944,973
         1,231            341,014         (232,269)         295,561        30,935

        33,119        (27,632,503)      (7,810,749)      (3,068,344)   (9,355,112)

        57,538            615,804          824,622        1,399,464     3,662,705
    ----------       ------------      -----------      -----------   -----------
    $1,844,834       $ 25,916,242      $16,086,414      $16,804,970   $67,283,501
    ==========       ============      ===========      ===========   ===========

    $       --       $  4,011,176      $14,937,504      $16,804,970   $47,007,817
            --            695,153          842,474        3,032,269     4,690,769

    $       --       $       5.77      $     17.73      $      5.54   $     10.02
    ==========       ============      ===========      ===========   ===========

    $1,844,834       $ 21,905,066      $ 1,148,910      $        --   $20,275,684
       165,447          3,818,773           64,972               --     2,023,266

    $    11.15       $       5.74      $     17.68      $        --   $     10.02
    ==========       ============      ===========      ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FOR THE YEAR ENDED OCTOBER 31, 2009
STATEMENT OF OPERATIONS


                                                             MONTAG & CALDWELL   VEREDUS SELECT
                                                                GROWTH FUND        GROWTH FUND
                                                             -----------------   --------------
INVESTMENT INCOME:
   Dividends .............................................     $ 27,797,774       $    879,267
   Less: foreign taxes withheld ..........................               --            (17,928)
   Interest ..............................................               --                807
                                                               ------------       ------------
      Total investment income ............................       27,797,774            862,146
                                                               ------------       ------------
EXPENSES:
   Investment advisory fees (Note G) .....................       12,553,027            609,135
   Distribution expenses (Note G)(a) .....................        2,272,323             84,183
   Transfer agent fees (Note G) ..........................        1,281,883             94,966
   Administration fees (Note G) ..........................          965,190             54,966
   Registration expenses .................................          154,140             28,128
   Custodian fees ........................................           75,453              7,404
   Audit and tax fees ....................................           30,099             18,922
   Legal fees ............................................          121,502              4,692
   Reports to shareholder expense ........................          280,492             15,838
   Trustees fees and related expenses (Note G) ...........           90,491              4,817
   Interest expense (Note H) .............................               --                 --
   Other expenses ........................................          204,836             11,820
                                                               ------------       ------------
      Total expenses before waivers/reimbursements .......       18,029,436            934,871
                                                               ------------       ------------
      Less: Investment advisory fees waived (Note G) .....               --            (51,192)
      Less: Expenses reimbursed (Note G) .................               --                 --
                                                               ------------       ------------
      Net expenses .......................................       18,029,436            883,679
                                                               ------------       ------------
NET INVESTMENT INCOME (LOSS) .............................        9,768,338            (21,533)
                                                               ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments ......................      (96,925,383)       (16,636,677)
   Net realized loss on purchased options(b) .............               --                 --
   Payments by affiliates (Note G) .......................               --                 --
   Net change in unrealized appreciation of investments ..      456,976,612         19,891,920
                                                               ------------       ------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .......      360,051,229          3,255,243
                                                               ------------       ------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS ............     $369,819,567       $  3,233,710
                                                               ============       ============

----------
(a) Distribution expense is incurred at the Class N level for all funds except Montag & Caldwell Growth Fund and Growth Fund. The distribution expense for Class N and R of the Montag & Caldwell Growth Fund is $2,265,537 and $6,786 respectively. The distribution expense for Class N and R of the Growth Fund is $137,049 and $2,771, respectively.

(b)  Primary risk exposure is equity contracts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                    OPTIMUM                         TAMRO        RIVER ROAD        OPTIMUM     MONTAG & CALDWELL
                   LARGE CAP          VALUE      DIVERSIFIED    DIVIDEND ALL       MID CAP          MID CAP
 GROWTH FUND   OPPORTUNITY FUND       FUND       EQUITY FUND   CAP VALUE FUND       FUND          GROWTH FUND
------------   ----------------   ------------   -----------   --------------   ------------   -----------------

$  2,868,519     $    49,741      $  6,081,424   $   103,022    $ 4,872,821     $ 11,619,425       $  19,700
          --            (240)          (76,286)           --        (56,100)        (141,199)            (94)
          --              --                --            --             --               --              --
------------     -----------      ------------   -----------    -----------     ------------       ---------
   2,868,519          49,501         6,005,138       103,022      4,816,721       11,478,226          19,606
------------     -----------      ------------   -----------    -----------     ------------       ---------

   1,272,184          27,352         1,613,311        69,775        736,901        5,092,843          18,726
     139,820           8,547            48,689         2,509        174,738        1,444,927           5,508
     127,791          19,463            51,025        30,655        101,306          705,979          18,734
     110,909          15,451           125,511        20,298         70,790          379,159          16,404
      40,743          11,387            31,552        16,010         32,837           46,854          22,201
       9,844           1,410            20,870         3,881         19,764           37,943           5,434
      24,684          19,728            22,592        18,741         19,502           23,393          19,132
       6,009             252             9,328           588          4,772           40,177             128
      23,423           1,857            21,195         1,314          7,842          127,760             197
       7,485             420             7,555           665          6,784           45,749             206
          --              --                --            --             --            2,901              --
      44,204           3,025            27,549         5,267         13,737           88,247           3,821
------------     -----------      ------------   -----------    -----------     ------------       ---------
   1,807,096         108,892         1,979,177       169,703      1,188,973        8,035,932         110,491
------------     -----------      ------------   -----------    -----------     ------------       ---------
     (23,157)        (27,352)         (276,845)      (65,041)            --               --         (18,726)
          --         (40,987)               --            --             --               --         (60,922)
------------     -----------      ------------   -----------    -----------     ------------       ---------
   1,783,939          40,553         1,702,332       104,662      1,188,973        8,035,932          30,843
------------     -----------      ------------   -----------    -----------     ------------       ---------
   1,084,580           8,948         4,302,806        (1,640)     3,627,748        3,442,294         (11,237)
------------     -----------      ------------   -----------    -----------     ------------       ---------

 (27,518,574)     (1,308,390)      (27,626,230)   (1,034,659)    (8,621,021)        (545,644)       (403,883)
          --              --                --       (14,760)            --               --              --
          11              --                --            --             --               --              --
  53,995,312       1,778,793        41,983,428     2,484,282     24,704,160      233,642,408         841,452
------------     -----------      ------------   -----------    -----------     ------------       ---------
  26,476,749         470,403        14,357,198     1,434,863     16,083,139      233,096,764         437,569
------------     -----------      ------------   -----------    -----------     ------------       ---------
$ 27,561,329     $   479,351      $ 18,660,004   $ 1,433,223    $19,710,887     $236,539,058       $ 426,332
============     ===========      ============   ===========    ===========     ============       =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FOR THE YEAR ENDED OCTOBER 31, 2009
STATEMENT OF OPERATIONS - CONTINUED

                                                                                    CARDINAL      RIVER ROAD
                                                                                     MID CAP    SMALL-MID CAP
                                                                                   VALUE FUND        FUND
                                                                                   ----------   -------------
INVESTMENT INCOME:
   Dividends ...................................................................   $  13,461    $  2,420,881
   Less: foreign taxes withheld ................................................          --          (5,896)
                                                                                   ---------    ------------
      Total investment income ..................................................      13,461       2,414,985
                                                                                   ---------    ------------
EXPENSES:
   Investment advisory fees (Note G) ...........................................       7,138       1,630,828
   Distribution expenses (Note G) ..............................................       1,983         101,349
   Transfer agent fees (Note G) ................................................      17,257          53,553
   Administration fees (Note G) ................................................      15,279         102,619
   Registration expenses .......................................................      21,896          35,849
   Custodian fees ..............................................................       2,431          32,046
   Audit and tax fees ..........................................................      19,131          23,795
   Legal fees ..................................................................          44           7,585
   Amortization of offering costs (Note B-11) ..................................          --              --
   Reports to shareholder expense ..............................................          95          18,646
   Trustees fees and related expenses (Note G) .................................          47          10,256
   Interest expense (Note H) ...................................................          --              --
   Other expenses ..............................................................       3,366          20,934
                                                                                   ---------    ------------
      Total expenses before waivers/reimbursements .............................      88,667       2,037,460
                                                                                   ---------    ------------
      Less: Investment advisory fees waived (Note G) ...........................      (7,138)             --
      Less: Expenses reimbursed (Note G) .......................................     (70,425)             --
      Plus: Net expenses recouped (Note G) .....................................          --         102,394
                                                                                   ---------    ------------
      Net expenses .............................................................      11,104       2,139,854
                                                                                   ---------    ------------
NET INVESTMENT INCOME (LOSS) ...................................................       2,357         275,131
                                                                                   ---------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments .....................................    (294,095)    (12,229,527)
   Net realized loss on foreign currency transactions ..........................          --              --
   Payments by affiliates (Note G) .............................................          --              --
   Net change in unrealized appreciation of investments ........................     421,964      32,098,705
   Net change in unrealized appreciation (depreciation) on translation of assets
      and liabilities denominated in foreign currency ..........................          --              --
                                                                                   ---------    ------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................     127,869      19,869,178
                                                                                   ---------    ------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS ..................................   $ 130,226    $ 20,144,309
                                                                                   =========    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

   VEREDUS         TAMRO       RIVER ROAD       NEPTUNE         BARINGS        DYNAMIC
 AGGRESSIVE      SMALL CAP      SMALL CAP    INTERNATIONAL   INTERNATIONAL   ALLOCATION
 GROWTH FUND       FUND        VALUE FUND         FUND            FUND          FUND
------------   ------------   ------------   -------------   -------------   ----------

$    157,131   $  5,120,523   $  5,302,861    $   248,316     $   499,282    $  479,393
          --             --        (16,535)       (14,009)        (40,680)           --
------------   ------------   ------------    -----------     -----------    ----------
     157,131      5,120,523      5,286,326        234,307         458,602       479,393
------------   ------------   ------------    -----------     -----------    ----------

     456,014      4,785,733      3,273,962         86,401         163,062       184,297
      81,912        407,526        419,799            563              --        57,593
     102,624        578,980        462,333         28,619          16,495        48,381
      40,069        291,462        206,140         27,971          40,933        26,311
      26,207         40,507         49,780         25,996          21,309        25,130
       8,439         42,331         37,826          6,500          56,787         3,777
      23,019         23,298         22,818         21,801          20,718        19,694
       3,770         28,119         20,565            588             873         1,428
          --             --             --             --              --        15,434
      22,876         74,659         68,233            821             546         3,187
       3,195         34,182         22,092            615             864         1,079
         627             --             --             --              --            --
      30,749         57,094         34,629          6,817           5,689         2,998
------------   ------------   ------------    -----------     -----------    ----------
     799,501      6,363,891      4,618,177        206,692         327,276       389,309
------------   ------------   ------------    -----------     -----------    ----------
    (151,505)       (63,074)            --        (86,401)       (139,755)      (89,827)
          --             --             --        (31,599)             --            --
          --             --             --             --              --            --
------------   ------------   ------------    -----------     -----------    ----------
     647,996      6,300,817      4,618,177         88,692         187,521       299,482
------------   ------------   ------------    -----------     -----------    ----------
    (490,865)    (1,180,294)       668,149        145,615         271,081       179,911
------------   ------------   ------------    -----------     -----------    ----------

 (14,966,950)   (67,769,370)   (37,285,006)    (2,673,799)     (1,329,857)    3,123,476
          --             --             --        (61,124)       (162,713)           --
          --             --             --             13          10,678            67
  17,053,720    132,865,248     90,342,485      5,428,068       6,645,313       732,438

          --             --             --          4,719          (2,253)           --
------------   ------------   ------------    -----------     -----------    ----------
   2,086,770     65,095,878     53,057,479      2,697,877       5,161,168     3,855,981
------------   ------------   ------------    -----------     -----------    ----------
$  1,595,905   $ 63,915,584   $ 53,725,628    $ 2,843,492     $ 5,432,249    $4,035,892
============   ============   ============    ===========     ===========    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FOR THE YEAR ENDED OCTOBER 31, 2009
STATEMENT OF OPERATIONS - CONTINUED

                                                                          NEW CENTURY        M.D. SASS
                                                                        ABSOLUTE RETURN   ENHANCED EQUITY
                                                                            ETF FUND            FUND
                                                                        ---------------   ---------------
INVESTMENT INCOME:
   Dividends ........................................................     $   250,275      $   441,781
   Less: foreign taxes withheld .....................................             (28)              --
   Interest .........................................................              --               --
                                                                          -----------      -----------
      Total investment income .......................................         250,247          441,781
                                                                          -----------      -----------
EXPENSES:
   Investment advisory fees (Note G) ................................          40,481          116,321
   Distribution expenses (Note G) ...................................          36,548           41,543
   Transfer agent fees (Note G) .....................................          35,238           38,009
   Administration fees (Note G) .....................................          22,956           26,217
   Registration expenses ............................................          19,814           19,897
   Custodian fees ...................................................           4,081           27,370
   Audit and tax fees ...............................................          20,345           25,157
   Legal fees .......................................................           1,477           27,836
   Amortization of offering costs (Note B-11) .......................          30,970           13,509
   Reports to shareholder expense ...................................           3,721            3,657
   Trustees fees and related expenses (Note G) ......................           1,169            7,340
   Other expenses ...................................................           3,443            3,319
                                                                          -----------      -----------
      Total expenses before waivers/reimbursements ..................         220,243          350,175
                                                                          -----------      -----------
      Less: Investment advisory fees waived (Note G) ................         (38,745)        (116,321)
      Less: Expenses reimbursed (Note G) ............................          (5,128)         (26,892)
                                                                          -----------      -----------
      Net expenses ..................................................         176,370          206,962
                                                                          -----------      -----------
NET INVESTMENT INCOME (LOSS) ........................................          73,877          234,819
                                                                          -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ..........................      (2,068,146)        (708,995)
   Net realized loss on purchased options(b) ........................              --         (305,547)
   Net realized gain on written option transactions(b) ..............          21,259          837,949
   Net realized loss on foreign currency transactions ...............              --               --
   Net change in unrealized appreciation of investments .............       2,779,288        2,973,896
   Net change in unrealized depreciation on purchased options(b) ....              --          (22,007)
   Net change in unrealized depreciation on written options(b) ......              --         (332,264)
   Net change in unrealized appreciation on translation of assets and
      liabilities denominated in foreign currency ...................              --               --
                                                                          -----------      -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...........         732,401        2,443,032
                                                                          -----------      -----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ............     $   806,278      $ 2,677,851
                                                                          ===========      ===========

----------
(a) Lake Partners LASSO Alternative Fund commenced investment operations on April 1, 2009.

(b)  Primary risk exposure is equity contracts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

   LAKE PARTNERS        FORTIS                                             TCH
LASSO ALTERNATIVES    REAL ESTATE   MONTAG & CALDWELL     BALANCED    FIXED INCOME
     FUND (a)            FUND         BALANCED FUND         FUND          FUND
------------------   ------------   -----------------   -----------   ------------

     $  6,925        $    985,635      $  178,581       $   176,256   $    36,342
           --              (1,898)             --                --            --
           --                  --         268,327           308,053     3,976,994
     --------        ------------      ----------       -----------   -----------
        6,925             983,737         446,908           484,309     4,013,336
     --------        ------------      ----------       -----------   -----------

        5,595             219,082         131,614           115,902       374,455
           --               9,713          26,926             5,447        53,720
       11,317              45,023          50,943            28,095        49,124
        9,714              32,127          27,338            39,568        58,975
        6,218              26,475          25,122            16,047        26,572
        2,420               7,877           4,146             5,411         6,639
       18,662              22,141          23,404            23,209        23,471
        2,024               1,759           1,299             1,229         5,530
       43,171                  --              --                --            --
          441               3,792           2,431             2,438         8,494
           67               1,699           1,281               900         4,618
        1,995              10,577           8,710             8,782        12,753
     --------        ------------      ----------       -----------   -----------
      101,624             380,265         303,214           247,028       624,351
     --------        ------------      ----------       -----------   -----------
       (5,595)           (125,181)        (83,255)               --      (237,026)
      (88,476)                 --              --                --            --
     --------        ------------      ----------       -----------   -----------
        7,553             255,084         219,959           247,028       387,325
     --------        ------------      ----------       -----------   -----------
         (628)            728,653         226,949           237,281     3,626,011
     --------        ------------      ----------       -----------   -----------

       33,119         (13,453,895)       (505,443)       (1,968,862)   (1,327,665)
           --                  --              --                --            --
           --                  --              --                --            --
           --             (25,434)             --                --            --
       57,538          11,546,797       2,858,743         4,255,574    11,829,836
           --                  --              --                --            --
           --                  --              --                --            --

           --                 601              --                --            --
     --------        ------------      ----------       -----------   -----------
       90,657          (1,931,931)      2,353,300         2,286,712    10,502,171
     --------        ------------      ----------       -----------   -----------
     $ 90,029        $ (1,203,278)     $2,580,249       $ 2,523,993   $14,128,182
     ========        ============      ==========       ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  MONTAG & CALDWELL                VEREDUS SELECT
                                                                     GROWTH FUND                    GROWTH FUND
                                                          -------------------------------   ---------------------------
                                                               YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
                                                          -------------------------------   ---------------------------
                                                                2009            2008            2009             2008
                                                          --------------   --------------   ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD .....................   $1,357,841,579   $2,018,011,931   $ 83,181,659   $ 53,999,458
                                                          --------------   --------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) .......................        9,768,338        7,359,892        (21,533)      (366,716)
   Net realized gain (loss) on investments and payments
      by affiliates ...................................      (96,925,383)      32,523,865    (16,636,677)   (22,610,581)
   Net change in unrealized appreciation (depreciation)
      on investments ..................................      456,976,612     (664,627,304)    19,891,920    (20,130,969)
                                                          --------------   --------------   ------------   ------------
      Net increase (decrease) in net assets from
         operations ...................................      369,819,567     (624,743,547)     3,233,710    (43,108,266)
                                                          --------------   --------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .........................................       (1,824,308)      (1,193,382)            --             --
      Class I .........................................       (4,451,761)      (2,957,565)            --             --
      Class R .........................................               --           (3,674)            --             --
   Net realized gain on investments:
      Class N .........................................      (19,144,013)     (98,653,826)            --     (7,627,866)
      Class I .........................................      (23,968,862)    (164,914,941)            --       (486,367)
      Class R .........................................           (9,145)        (522,637)            --             --
                                                          --------------   --------------   ------------   ------------
         Total distributions ..........................      (49,398,089)    (268,246,025)            --     (8,114,233)
                                                          --------------   --------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .........................................      840,785,556      359,177,323     12,155,911     21,160,777
      Class I .........................................      507,027,301      320,234,151     11,156,007     66,159,989
      Class R .........................................        4,289,265        3,226,527             --             --
   Proceeds from reinvestment of distributions:
      Class N .........................................       20,185,047       94,326,188             --      7,520,953
      Class I .........................................       25,893,503      152,386,318             --        486,367
      Class R .........................................            9,071          524,046             --             --
   Cost of shares redeemed:
      Class N .........................................     (366,430,503)    (244,529,342)   (11,304,011)   (10,945,698)
      Class I .........................................     (222,156,312)    (446,205,259)   (11,286,816)    (3,977,688)
      Class R .........................................       (1,042,670)      (6,320,732)            --             --
                                                          --------------   --------------   ------------   ------------
         Net increase (decrease) from capital share
            transactions ..............................      808,560,258      232,819,220        721,091     80,404,700
                                                          --------------   --------------   ------------   ------------
         Total increase (decrease) in net assets ......    1,128,981,736     (660,170,352)     3,954,801     29,182,201
                                                          --------------   --------------   ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........   $2,486,823,315   $1,357,841,579   $ 87,136,460   $ 83,181,659
                                                          ==============   ==============   ============   ============
   (A) Undistributed (distributions in excess of) net
      investment income (loss) ........................   $    7,373,004   $    3,887,167   $         --   $         --
                                                          ==============   ==============   ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                    OPTIMUM LARGE CAP
        GROWTH FUND                 OPPORTUNITY FUND                 VALUE FUND
----------------------------   --------------------------   ----------------------------
   YEARS ENDED OCTOBER 31,       YEARS ENDED OCTOBER 31,       YEARS ENDED OCTOBER 31,
----------------------------   --------------------------   ----------------------------
    2009            2008          2009           2008           2009           2008
------------   -------------   -----------   ------------   ------------   -------------
$188,961,200   $ 420,377,974   $ 3,690,736   $ 40,563,288   $208,391,708   $ 419,500,562
------------   -------------   -----------   ------------   ------------   -------------

   1,084,580         734,558         8,948        (13,504)     4,302,806       5,014,180

 (27,518,563)     (8,478,353)   (1,308,390)    (4,158,617)   (27,626,230)     24,041,461

  53,995,312    (103,383,285)    1,778,793     (4,452,110)    41,983,428    (150,192,000)
------------   -------------   -----------   ------------   ------------   -------------

  27,561,329    (111,127,080)      479,351     (8,624,231)    18,660,004    (121,136,359)
------------   -------------   -----------   ------------   ------------   -------------


    (123,518)        (19,419)           --        (26,900)    (3,870,466)       (913,797)
    (722,501)       (478,591)           --             --       (367,357)     (4,054,890)
        (469)             --            --             --             --              --

          --     (40,457,129)           --             --    (24,382,406)    (11,662,570)
          --     (59,169,640)           --             --     (2,607,605)    (26,129,365)
          --        (173,029)           --             --             --              --
------------   -------------   -----------   ------------   ------------   -------------
    (846,488)   (100,297,808)           --        (26,900)   (31,227,834)    (42,760,622)
------------   -------------   -----------   ------------   ------------   -------------


   3,840,712      11,902,983     1,871,676      4,077,900      5,005,683      27,856,409
     186,658         261,560            --             --             --          10,002
      31,305         363,288            --             --             --              --

     118,511      35,329,298            --         25,914      2,912,811      12,541,877
     722,100      58,833,489            --             --     28,252,872      30,184,255
         216         103,773            --             --             --              --

 (17,626,369)    (75,324,977)   (1,708,099)   (32,325,235)    (6,241,703)   (117,804,416)
  (1,162,484)    (51,257,529)           --             --             --              --
     (89,276)       (203,771)           --             --             --              --
------------   -------------   -----------   ------------   ------------   -------------

 (13,978,627)    (19,991,886)      163,577    (28,221,421)    29,929,663     (47,211,873)
------------   -------------   -----------   ------------   ------------   -------------
  12,736,214    (231,416,774)      642,928    (36,872,552)    17,361,833    (211,108,854)
------------   -------------   -----------   ------------   ------------   -------------
$201,697,414   $ 188,961,200   $ 4,333,664   $  3,690,736   $225,753,541   $ 208,391,708
============   =============   ===========   ============   ============   =============

$    767,143   $     529,040   $     8,948   $         --   $    263,036   $     198,951
============   =============   ===========   ============   ============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                              TAMRO DIVERSIFIED          RIVER ROAD DIVIDEND
                                                                 EQUITY FUND              ALL CAP VALUE FUND
                                                          -------------------------   ---------------------------
                                                           YEARS ENDED OCTOBER 31,      YEARS ENDED OCTOBER 31,
                                                          -------------------------   ---------------------------
                                                              2009          2008          2009           2008
                                                          -----------   -----------   ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD .....................   $ 8,562,093   $15,358,608   $ 51,648,751   $ 32,510,238
                                                          -----------   -----------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) .......................        (1,640)       38,314      3,627,748      1,708,975
   Net realized gain (loss) on investments ............    (1,049,419)     (360,343)    (8,621,021)    (4,811,635)
   Net change in unrealized appreciation (depreciation)
      on investments ..................................     2,484,282    (4,928,345)    24,704,160    (11,651,941)
                                                          -----------   -----------   ------------   ------------
      Net increase (decrease) in net assets from
         operations ...................................     1,433,223    (5,250,374)    19,710,887    (14,754,601)
                                                          -----------   -----------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .........................................       (38,534)       (8,963)    (1,721,842)    (1,335,727)
      Class I .........................................            --            --       (954,273)        (5,757)
   Return of Capital:
      Class N .........................................            --            --             --        (24,094)
      Class I .........................................            --            --             --           (104)
   Net realized gain on investments:
      Class N .........................................            --    (1,219,876)            --     (1,677,293)
      Class I .........................................            --            --             --        (10,432)
                                                          -----------   -----------   ------------   ------------
         Total distributions ..........................       (38,534)   (1,228,839)    (2,676,115)    (3,053,407)
                                                          -----------   -----------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .........................................     2,135,995     1,073,875     62,751,999     56,532,683
      Class I .........................................            --            --     66,394,520          1,511
   Proceeds from reinvestment of distributions:
      Class N .........................................        38,207     1,188,304      1,657,312      2,762,921
      Class I .........................................            --            --        529,398         16,293
   Cost of shares redeemed:
      Class N .........................................    (1,645,012)   (2,579,481)   (39,807,148)   (22,366,887)
      Class I .........................................            --            --     (1,182,306)            --
                                                          -----------   -----------   ------------   ------------
         Net increase (decrease) from capital share
            transactions ..............................       529,190      (317,302)    90,343,775     36,946,521
                                                          -----------   -----------   ------------   ------------
         Total increase (decrease) in net assets ......     1,923,879    (6,796,515)   107,378,547     19,138,513
                                                          -----------   -----------   ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........   $10,485,972   $ 8,562,093   $159,027,298   $ 51,648,751
                                                          ===========   ===========   ============   ============
   (A) Undistributed (distributions in excess of) net
      investment income (loss) ........................   $        --   $    30,808   $     27,627   $     (3,961)
                                                          ===========   ===========   ============   ============

----------
(a) Montag & Caldwell Mid Cap Growth Fund commenced investment operations on November 2, 2007.

(b) Cardinal Mid Cap Value Fund commenced investment operations on November 2, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                     MONTAG & CALDWELL            CARDINAL MID CAP
                                    MID CAP GROWTH FUND             VALUE FUND
    OPTIMUM MID CAP FUND        --------------------------   --------------------------
-----------------------------   YEAR ENDED    PERIOD ENDED   YEARS ENDED   PERIOD ENDED
   YEARS ENDED OCTOBER 31,      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
-----------------------------   -----------   ------------   -----------   ------------
    2009             2008           2009         2008(a)         2009          2008(b)
-------------   -------------   -----------   ------------   -----------   ------------
$ 602,061,413   $ 949,727,581   $1,814,569    $        --     $ 782,776     $       --
-------------   -------------   ----------    -----------     ---------     ----------

    3,442,294       1,964,622      (11,237)       (15,118)        2,357          1,726
     (545,644)     10,654,411     (403,883)      (394,115)     (294,095)       (82,000)

  233,642,408    (454,980,690)     841,452       (741,965)      421,964       (375,815)
-------------   -------------   ----------    -----------     ---------     ----------

  236,539,058    (442,361,657)     426,332     (1,151,198)      130,226       (456,089)
-------------   -------------   ----------    -----------     ---------     ----------


   (4,132,092)             --           --             --        (8,532)            --
   (1,143,451)             --           --             --            --             --

           --              --           --             --            --             --
           --              --           --             --            --             --

   (8,736,848)    (56,429,414)          --             --            --             --
   (1,689,593)     (8,542,028)          --             --            --             --
-------------   -------------   ----------    -----------     ---------     ----------
  (15,701,984)    (64,971,442)          --             --        (8,532)            --
-------------   -------------   ----------    -----------     ---------     ----------


  319,711,144     382,563,505      793,491      3,025,312        25,746      1,238,874
   64,914,636      68,718,434           --             --            --             --

   12,136,985      53,046,328           --             --         1,742             --
    2,654,628       7,190,803           --             --            --             --

 (181,783,742)   (317,844,577)     (75,018)       (59,545)      (15,858)            (9)
  (47,346,481)    (34,007,562)          --             --            --             --
-------------   -------------   ----------    -----------     ---------     ----------

  170,287,170     159,666,931      718,473      2,965,767        11,630      1,238,865
-------------   -------------   ----------    -----------     ---------     ----------
  391,124,244    (347,666,168)   1,144,805      1,814,569       133,324        782,776
-------------   -------------   ----------    -----------     ---------     ----------
$ 993,185,657   $ 602,061,413   $2,959,374    $ 1,814,569     $ 916,100     $  782,776
=============   =============   ==========    ===========     =========     ==========

$     130,625   $   1,964,622   $       --    $    18,374     $     904     $   38,007
=============   =============   ==========    ===========     =========     ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                    RIVER ROAD                VEREDUS AGGRESSIVE
                                                               SMALL-MID CAP FUND                GROWTH FUND
                                                          ---------------------------   ----------------------------
                                                             YEARS ENDED OCTOBER 31,        YEARS ENDED OCTOBER 31,
                                                          ---------------------------   ----------------------------
                                                              2009           2008           2009            2008
                                                          ------------   ------------   ------------   -------------
NET ASSETS AT BEGINNING OF PERIOD .....................   $110,715,839   $ 17,774,666   $ 59,868,093   $ 230,745,446
                                                          ------------   ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) .......................        275,131        156,056       (490,865)     (1,408,310)
   Net realized loss on investments, foreign currency
      transactions and payments by affiliates .........    (12,229,527)    (5,039,800)   (14,966,950)    (23,155,591)
   Net change in unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities denominated in foreign currency .....     32,098,705    (20,074,564)    17,053,720     (58,256,376)
                                                          ------------   ------------   ------------   -------------
      Net increase (decrease) in net assets from
         operations ...................................     20,144,309    (24,958,308)     1,595,905     (82,820,277)
                                                          ------------   ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .........................................        (80,194)            --             --              --
      Class I .........................................       (188,448)       (58,969)            --              --
   Net realized gain on investments:
      Class N .........................................             --             --       (241,471)    (27,985,957)
      Class I .........................................             --             --        (88,235)    (26,198,976)
                                                          ------------   ------------   ------------   -------------
         Total distributions ..........................       (268,642)       (58,969)      (329,706)    (54,184,933)
                                                          ------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .........................................     42,964,602     25,523,544      3,773,701      10,616,263
      Class I .........................................     96,650,247    118,090,164        453,913      23,833,681
   Proceeds from reinvestment of distributions:
      Class N .........................................         79,361             --        233,197      26,256,385
      Class I .........................................        141,129         54,508         87,459      24,448,984
   Cost of shares redeemed:
      Class N .........................................    (32,256,463)    (7,792,472)   (16,017,794)    (32,951,858)
      Class I .........................................    (29,035,507)   (17,917,294)    (4,168,582)    (86,075,598)
                                                          ------------   ------------   ------------   -------------
         Net increase (decrease) from capital share
            transactions ..............................     78,543,369    117,958,450    (15,638,106)    (33,872,143)
                                                          ------------   ------------   ------------   -------------
         Total increase (decrease) in net assets ......     98,419,036     92,941,173    (14,371,907)   (170,877,353)
                                                          ------------   ------------   ------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........   $209,134,875   $110,715,839   $ 45,496,186   $  59,868,093
                                                          ============   ============   ============   =============
   (A) Undistributed (distributions in excess of) net
       investment income (loss) .......................   $    174,467   $    167,978   $         --   $          --
                                                          ============   ============   ============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

            TAMRO                        RIVER ROAD                    NEPTUNE
       SMALL CAP FUND               SMALL CAP VALUE FUND          INTERNATIONAL FUND
-----------------------------   ----------------------------   -------------------------
   YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,      YEARS ENDED OCTOBER 31,
-----------------------------   ----------------------------   -------------------------
     2009            2008           2009            2008           2009           2008
-------------   -------------   ------------   -------------   -----------   -----------
$ 398,363,783   $ 372,301,855   $274,911,304   $ 302,220,867   $ 8,602,575   $ 2,369,665
-------------   -------------   ------------   -------------   -----------   -----------

   (1,180,294)      1,588,393        668,149         452,511       145,615       157,948

  (67,769,370)    (31,736,542)   (37,285,006)    (36,422,487)   (2,734,910)     (847,310)


  132,865,248    (127,226,809)    90,342,485     (83,796,022)    5,432,787    (6,126,595)
-------------   -------------   ------------   -------------   -----------   -----------

   63,915,584    (157,374,958)    53,725,628    (119,765,998)    2,843,492    (6,815,957)
-------------   -------------   ------------   -------------   -----------   -----------


           --              --       (130,237)        (37,949)       (1,002)           --
     (343,822)             --       (454,107)        (44,332)      (64,620)      (28,222)

           --     (10,737,284)            --      (8,476,846)           --            --
           --      (6,479,414)            --      (2,898,349)           --            --
-------------   -------------   ------------   -------------   -----------   -----------
     (343,822)    (17,216,698)      (584,344)    (11,457,476)      (65,622)      (28,222)
-------------   -------------   ------------   -------------   -----------   -----------


  135,349,839     109,183,845    109,581,610     102,025,124        79,336       432,275
  337,277,664     245,253,420    177,743,809     106,971,828        29,066    13,051,300

           --       9,961,962        127,352       7,800,405         1,002            --
      192,771       3,216,594        353,414       2,357,643         6,234        22,153

  (63,379,709)   (109,019,877)   (70,119,952)   (101,232,051)      (56,971)       (1,731)
 (114,260,644)    (57,942,360)   (46,975,696)    (14,009,038)   (9,952,262)     (426,908)
-------------   -------------   ------------   -------------   -----------   -----------

  295,179,921     200,653,584    170,710,537     103,913,911    (9,893,595)   13,077,089
-------------   -------------   ------------   -------------   -----------   -----------
  358,751,683      26,061,928    223,851,821     (27,309,563)   (7,115,725)    6,232,910
-------------   -------------   ------------   -------------   -----------   -----------
$ 757,115,466   $ 398,363,783   $498,763,125   $ 274,911,304   $ 1,486,850   $ 8,602,575
=============   =============   ============   =============   ===========   ===========

$      90,254   $     607,640   $    373,360   $     282,201   $    84,460   $    86,551
=============   =============   ============   =============   ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                        BARINGS                      DYNAMIC
                                                                   INTERNATIONAL FUND             ALLOCATION FUND
                                                               --------------------------   --------------------------
                                                                YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                   2009         2008(a)         2009         2008(b)
                                                               -----------   ------------   -----------   ------------
NET ASSETS AT BEGINNING OF PERIOD ..........................   $ 5,517,433   $        --    $ 6,070,423   $        --
                                                               -----------   -----------    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ............................       271,081       104,279        179,911        36,586
   Net realized gain (loss) on investments, foreign currency
      transactions and payments by affiliates ..............    (1,481,892)   (2,571,858)     3,123,543      (285,877)
   Net change in unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities denominated in foreign currency ..........     6,643,060    (2,339,787)       732,438      (606,612)
                                                               -----------   -----------    -----------   -----------
      Net increase (decrease) in net assets from
         operations ........................................     5,432,249    (4,807,366)     4,035,892      (855,903)
                                                               -----------   -----------    -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ..............................................            --            --       (187,961)      (37,610)
      Class I ..............................................        (4,815)           --             --            --
   Net realized gain on investments:
      Class N ..............................................            --            --             --            --
                                                               -----------   -----------    -----------   -----------
         Total distributions ...............................        (4,815)           --       (187,961)      (37,610)
                                                               -----------   -----------    -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ..............................................            --            --     36,466,180    10,231,848
      Class I ..............................................    20,249,535    13,102,841             --            --
   Proceeds from reinvestment of distributions:
      Class N ..............................................            --            --        187,829        37,578
      Class I ..............................................         2,023            --             --            --
   Cost of shares redeemed:
      Class N ..............................................            --            --     (7,381,746)   (3,305,490)
      Class I ..............................................    (2,919,733)   (2,778,042)            --            --
                                                               -----------   -----------    -----------   -----------
         Net increase from capital share transactions ......    17,331,825    10,324,799     29,272,263     6,963,936
                                                               -----------   -----------    -----------   -----------
         Total increase in net assets ......................    22,759,259     5,517,433     33,120,194     6,070,423
                                                               -----------   -----------    -----------   -----------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .............   $28,276,692   $ 5,517,433    $39,190,617   $ 6,070,423
                                                               ===========   ===========    ===========   ===========
   (A) Undistributed (distributions in excess of) net
      investment income (loss) .............................   $   114,467   $        --    $    23,038   $    53,712
                                                               ===========   ===========    ===========   ===========

----------
(a) Barings International Fund commenced investment operations on November 2, 2007.

(b)  Dynamic Allocation Fund commenced investment operations on January 10,
     2008.

(c) New Century Absolute Return Fund commenced investment operations on March 4, 2008.

(d) M.D. Sass Enhanced Equity Fund commenced investment operations on January 15, 2008.

(e) Lake Partners LASSO Alternative Fund commenced investment operations on April 1, 2009.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                          LAKE PARTNERS
        NEW CENTURY                   M.D. SASS               LASSO
      ABSOLUTE RETURN              ENHANCED EQUITY         ALTERNATIVES
          ETF FUND                      FUND                   FUND
--------------------------   --------------------------   -------------
YEAR ENDED    PERIOD ENDED    YEAR ENDED   PERIOD ENDED   PERIOD ENDED
OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
   2009          2008(c)         2009         2008(d)        2009(e)
-----------   ------------   -----------   ------------   -------------
$13,747,979   $        --    $14,388,959   $        --     $       --
-----------   -----------    -----------   -----------     ----------

     73,877        10,826        234,819       213,651           (628)

 (2,046,887)     (464,951)      (176,593)      938,753         33,119


  2,779,288    (1,598,610)     2,619,625    (4,659,571)        57,538
-----------   -----------    -----------   -----------     ----------

    806,278    (2,052,735)     2,677,851    (3,507,167)        90,029
-----------   -----------    -----------   -----------     ----------


   (121,220)           --       (267,832)     (210,633)            --
         --            --             --            --             --

         --            --     (1,029,769)           --             --
-----------   -----------    -----------   -----------     ----------
   (121,220)           --     (1,297,601)     (210,633)            --
-----------   -----------    -----------   -----------     ----------


 11,470,790    18,396,559      8,226,815    18,939,337             --
         --            --             --            --      2,017,587

     91,694            --        890,192        80,537             --
         --            --             --            --             --

 (8,289,115)   (2,595,845)    (2,334,401)     (913,115)            --
         --            --             --            --       (262,782)
-----------   -----------    -----------   -----------     ----------
  3,273,369    15,800,714      6,782,606    18,106,759      1,754,805
-----------   -----------    -----------   -----------     ----------
  3,958,427    13,747,979      8,162,856    14,388,959      1,844,834
-----------   -----------    -----------   -----------     ----------
$17,706,406   $13,747,979    $22,551,815   $14,388,959     $1,844,834
===========   ===========    ===========   ===========     ==========

$    23,030   $    63,413    $    12,570   $    49,900     $    1,231
===========   ===========    ===========   ===========     ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                        FORTIS                 MONTAG & CALDWELL
                                                                   REAL ESTATE FUND              BALANCED FUND
                                                             ---------------------------   -------------------------
                                                               YEARS ENDED OCTOBER 31,      YEARS ENDED OCTOBER 31,
                                                             ---------------------------   -------------------------
                                                                 2009           2008           2009          2008
                                                             ------------   ------------   -----------   -----------
NET ASSETS AT BEGINNING OF PERIOD ........................   $ 29,440,875   $ 90,668,373   $17,504,601   $17,860,943
                                                             ------------   ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .................................        728,653        470,371       226,949       210,680
   Net realized gain (loss) on investments and foreign
      currency transactions ..............................    (13,479,329)   (13,985,524)     (505,443)      120,418
   Net change in unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities denominated in foreign currency ........     11,547,398    (14,563,027)    2,858,743    (5,028,369)
                                                             ------------   ------------   -----------   -----------
      Net increase (decrease) in net assets from
         operations ......................................     (1,203,278)   (28,078,180)    2,580,249    (4,697,271)
                                                             ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ............................................       (169,447)      (262,056)     (249,501)     (226,864)
      Class I ............................................       (807,903)      (337,509)      (16,924)      (16,943)
   Net realized gain on investments:
      Class N ............................................             --    (12,004,865)           --            --
      Class I ............................................             --    (10,600,029)           --            --
                                                             ------------   ------------   -----------   -----------
         Total distributions .............................       (977,350)   (23,204,459)     (266,425)     (243,807)
                                                             ------------   ------------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ............................................        485,760      4,653,383     2,450,539    10,014,274
      Class I ............................................             --             --       116,672       103,774
   Proceeds from reinvestment of distributions:
      Class N ............................................        163,314     12,082,216       179,931       205,276
      Class I ............................................        807,903     10,937,524        16,883        16,798
   Cost of shares redeemed:
      Class N ............................................     (1,833,927)   (37,617,982)   (6,460,170)   (5,661,808)
      Class I ............................................       (967,055)            --       (35,866)      (93,578)
                                                             ------------   ------------   -----------   -----------
         Net increase (decrease) from capital share
            transactions .................................     (1,344,005)    (9,944,859)   (3,732,011)    4,584,736
                                                             ------------   ------------   -----------   -----------
         Total decrease in net assets ....................     (3,524,633)   (61,227,498)   (1,418,187)     (356,342)
                                                             ------------   ------------   -----------   -----------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...........   $ 25,916,242   $ 29,440,875   $16,086,414   $17,504,601
                                                             ============   ============   ===========   ===========
   (A) Undistributed (distributions in excess of) net
       investment income (loss) ..........................   $    341,014   $    615,145   $  (232,269)  $  (333,969)
                                                             ============   ============   ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

       BALANCED FUND            TCH FIXED INCOME FUND
--------------------------   ---------------------------
  YEARS ENDED OCTOBER 31,      YEARS ENDED OCTOBER 31,
--------------------------   ---------------------------
    2009          2008           2009           2008
-----------   ------------   ------------   ------------
$17,673,382   $ 35,923,985   $ 68,655,177   $ 91,979,543
-----------   ------------   ------------   ------------

    237,281        349,764      3,626,011      4,280,277

 (1,968,862)      (559,417)    (1,327,665)    (1,680,037)


  4,255,574     (6,647,417)    11,829,836     (7,551,902)
-----------   ------------   ------------   ------------

  2,523,993     (6,857,070)    14,128,182     (4,951,662)
-----------   ------------   ------------   ------------


   (255,186)      (396,405)    (2,378,032)    (2,622,635)
         --             --     (1,340,088)    (1,780,523)

       (142)    (5,993,129)            --             --
         --             --             --             --
-----------   ------------   ------------   ------------
   (255,328)    (6,389,534)    (3,718,120)    (4,403,158)
-----------   ------------   ------------   ------------



    910,432      1,669,881      9,530,426     12,409,629
         --             --      2,287,740      4,645,377

    253,470      6,366,439      2,291,237      2,489,637
         --             --      1,215,866      1,264,040

 (4,300,979)   (13,040,319)   (14,228,978)   (19,017,029)
         --             --    (12,878,029)   (15,761,200)
-----------   ------------   ------------   ------------

 (3,137,077)    (5,003,999)   (11,781,738)   (13,969,546)
-----------   ------------   ------------   ------------
   (868,412)   (18,250,603)    (1,371,676)   (23,324,366)
-----------   ------------   ------------   ------------
$16,804,970   $ 17,673,382   $ 67,283,501   $ 68,655,177
===========   ============   ============   ============

$   295,561   $    186,323   $     30,935   $    179,929
===========   ============   ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL GROWTH FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                     YEAR          YEAR         YEAR         YEAR         YEAR
                                                                     ENDED         ENDED        ENDED        ENDED        ENDED
                                                                   10/31/09      10/31/08     10/31/07     10/31/06     10/31/05
                                                                  ----------     --------     --------     --------     --------
Net Asset Value, Beginning of period ..........................   $    18.84     $  31.51     $  25.15     $  23.35     $  21.53
                                                                  ----------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................         0.08(a)      0.07(a)      0.06(a)      0.07(a)      0.05(a)
      Net realized and unrealized gain (loss) on investments ..         2.61        (8.66)        6.54         1.80         1.83
                                                                  ----------     --------     --------     --------     --------
         Total from investment operations .....................         2.69        (8.59)        6.60         1.87         1.88
                                                                  ----------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ....................................        (0.06)       (0.05)       (0.06)       (0.07)       (0.06)
      Distributions from net realized gain on investments .....        (0.60)       (4.03)       (0.18)          --           --
                                                                  ----------     --------     --------     --------     --------
         Total distributions ..................................        (0.66)       (4.08)       (0.24)       (0.07)       (0.06)
                                                                  ----------     --------     --------     --------     --------
Net increase (decrease) in net asset value ....................         2.03       (12.67)        6.36         1.80         1.82
                                                                  ----------     --------     --------     --------     --------
Net Asset Value, End of period ................................   $    20.87     $  18.84     $  31.51     $  25.15     $  23.35
                                                                  ==========     ========     ========     ========     ========
TOTAL RETURN ..................................................        15.08%      (31.13)%      26.41%        8.02%        8.72%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $1,277,346     $602,905     $759,567     $846,100     $992,229
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................         1.11%        1.08%(b)     1.07%(b)     1.06%(b)     1.03%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................         1.11%        1.08%(b)     1.07%(b)     1.06%(b)     1.03%
      Ratios of net investment income
         to average net assets:
         Before reimbursement and/or waiver of
            expenses by Adviser ...............................         0.41%        0.26%        0.23%        0.28%        0.20%
         After reimbursement and/or waiver of
            expenses by Adviser ...............................         0.41%        0.26%        0.23%        0.28%        0.20%
         Portfolio Turnover ...................................        35.09%(c)    52.32%       69.02%       68.74%       52.16%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL GROWTH FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                    YEAR          YEAR          YEAR           YEAR           YEAR
                                                    ENDED         ENDED         ENDED          ENDED          ENDED
                                                  10/31/09      10/31/08      10/31/07       10/31/06       10/31/05
                                                 ----------     --------     ----------     ----------     ----------
Net Asset Value, Beginning of period .........   $    18.94     $  31.61     $    25.24     $    23.44     $    21.61
                                                 ----------     --------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..................         0.12(a)      0.13(a)        0.14(a)        0.13(a)        0.11(a)
      Net realized and unrealized gain (loss)
         on investments ......................         2.62        (8.70)          6.55           1.82           1.83
                                                 ----------     --------     ----------     ----------     ----------
         Total from investment operations ....         2.74        (8.57)          6.69           1.95           1.94
                                                 ----------     --------     ----------     ----------     ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ...................        (0.11)       (0.07)         (0.14)         (0.15)         (0.11)
      Distributions from net realized gain on
            investments ......................        (0.60)       (4.03)         (0.18)            --             --
                                                 ----------     --------     ----------     ----------     ----------
         Total distributions .................        (0.71)       (4.10)         (0.32)         (0.15)         (0.11)
                                                 ----------     --------     ----------     ----------     ----------
Net increase (decrease) in net asset value ...         2.03       (12.67)          6.37           1.80           1.83
                                                 ----------     --------     ----------     ----------     ----------
Net Asset Value, End of period ...............   $    20.97     $  18.94     $    31.61     $    25.24     $    23.44
                                                 ==========     ========     ==========     ==========     ==========
TOTAL RETURN .................................        15.36%      (30.96)%        26.72%          8.36%          8.99%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ......   $1,205,637     $754,671     $1,254,382     $1,246,683     $1,727,848
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .................         0.86%        0.83%(b)       0.79%(b)       0.78%(b)       0.75%
      After reimbursement and/or waiver of
         expenses by Adviser .................         0.86%        0.83%(b)       0.79%(b)       0.78%(b)       0.75%
      Ratios of net investment income to
         average net assets:
         Before reimbursement and/or waiver of
            expenses by Adviser ..............         0.66%        0.51%          0.51%          0.56%          0.48%
         After reimbursement and/or waiver of
            expenses by Adviser ..............         0.66%        0.51%          0.51%          0.56%          0.48%
      Portfolio Turnover .....................        35.09%(c)    52.32%         69.02%         68.74%         52.16%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL GROWTH FUND - CLASS R
                                                               OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                    YEAR       YEAR          YEAR         YEAR       YEAR
                                                                    ENDED      ENDED         ENDED        ENDED      ENDED
                                                                  10/31/09   10/31/08      10/31/07     10/31/06   10/31/05
                                                                  --------   --------      --------     --------   --------
Net Asset Value, Beginning of period ..........................   $18.69     $ 31.33       $25.04       $23.23     $21.43
                                                                  ------     -------       ------       ------     ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ............................     0.03(a)       --(a)(b)     --(a)(b)   0.01(a)   (0.01)(a)
      Net realized and unrealized gain (loss) on investments ..     2.61       (8.58)        6.49         1.80       1.83
                                                                  ------     -------       ------       ------     ------
         Total from investment operations .....................     2.64       (8.58)        6.49         1.81       1.82
                                                                  ------     -------       ------       ------     ------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ....................................       --       (0.03)       (0.02)          --      (0.02)
      Distributions from net realized gain on investments .....    (0.60)      (4.03)       (0.18)          --         --
                                                                  ------     -------       ------       ------     ------
         Total distributions ..................................    (0.60)      (4.06)       (0.20)          --      (0.02)
                                                                  ------     -------       ------       ------     ------
Net increase (decrease) in net asset value ....................     2.04      (12.64)        6.29         1.81       1.80
                                                                  ------     -------       ------       ------     ------
Net Asset Value, End of period ................................   $20.73     $ 18.69       $31.33       $25.04     $23.23
                                                                  ======     =======       ======       ======     ======
TOTAL RETURN ..................................................    14.87%     (31.28)%      26.06%        7.79%      8.50%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $3,840     $   266       $4,062       $  693     $  703
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................     1.36%       1.33%(c)     1.29%(c)     1.28%(c)   1.25%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................     1.36%       1.33%(c)     1.29%(c)     1.28%(c)   1.25%
   Ratios of net investment income (loss)
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................     0.16%       0.01%        0.01%        0.06%     (0.02)%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................     0.16%       0.01%        0.01%        0.06%     (0.02)%
   Portfolio Turnover .........................................    35.09%(d)   52.32%       69.02%       68.74%     52.16%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)  Represents less than $0.005 per share.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d) Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS SELECT GROWTH FUND - CLASS N
                                                               OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                    YEAR       YEAR       YEAR       YEAR        YEAR
                                                                    ENDED      ENDED      ENDED      ENDED       ENDED
                                                                  10/31/09   10/31/08   10/31/07   10/31/06    10/31/05
                                                                  --------   --------   --------   --------    --------
Net Asset Value, Beginning of period ..........................   $  8.69    $ 16.77    $ 13.08    $ 11.88     $ 10.31
                                                                  -------    -------    -------    -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .....................................     (0.01)     (0.06)     (0.08)     (0.03)(a)   (0.02)
      Net realized and unrealized gain (loss) on investments ..      0.39      (5.60)      3.77       1.24        1.59
                                                                  -------    -------    -------    -------     -------
         Total from investment operations .....................      0.38      (5.66)      3.69       1.21        1.57
                                                                  -------    -------    -------    -------     -------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investments .....        --      (2.42)        --      (0.01)         --
                                                                  -------    -------    -------    -------     -------
         Total distributions ..................................        --      (2.42)        --      (0.01)         --
                                                                  -------    -------    -------    -------     -------
Net increase (decrease) in net asset value ....................      0.38      (8.08)      3.69       1.20        1.57
                                                                  -------    -------    -------    -------     -------
Net Asset Value, End of period ................................   $  9.07    $  8.69    $ 16.77    $ 13.08     $ 11.88
                                                                  =======    =======    =======    =======     =======
TOTAL RETURN ..................................................      4.37%    (39.09)%    28.14%     10.22%      15.23%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $39,437    $37,142    $50,783    $34,687     $13,270
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................      1.37%      1.34%      1.52%      1.75%       2.57%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................      1.30%      1.30%      1.30%      1.30%       1.30%
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................     (0.24)%    (0.55)%    (0.81)%    (0.72)%     (1.76)%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................     (0.17)%    (0.51)%    (0.59)%    (0.27)%     (0.49)%
   Portfolio Turnover .........................................    331.55%    387.57%    283.38%    269.88%     202.37%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS SELECT GROWTH FUND - CLASS I
                                                               OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR       YEAR       YEAR        PERIOD
                                                                        ENDED      ENDED      ENDED       ENDED
                                                                      10/31/09   10/31/08   10/31/07   10/31/06(a)
                                                                      --------   --------   --------   -----------
Net Asset Value, Beginning of period ..............................   $  8.74    $ 16.83    $ 13.08    $ 11.97
                                                                      -------    -------    -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ................................      0.01      (0.02)     (0.02)        --(b)(c)
      Net realized and unrealized gain (loss) on investments ......      0.41      (5.65)      3.77       1.11
                                                                      -------    -------    -------    -------
         Total from investment operations .........................      0.42      (5.67)      3.75       1.11
                                                                      -------    -------    -------    -------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investments .........        --      (2.42)        --         --
                                                                      -------    -------    -------    -------
         Total distributions ......................................        --      (2.42)        --         --
                                                                      -------    -------    -------    -------
Net increase (decrease) in net asset value ........................      0.42      (8.09)      3.75       1.11
                                                                      -------    -------    -------    -------
Net Asset Value, End of period ....................................   $  9.16    $  8.74    $ 16.83    $ 13.08
                                                                      =======    =======    =======    =======
TOTAL RETURN ......................................................      4.81%    (38.96)%    28.52%      9.27%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $47,699    $46,040    $ 3,216    $ 1,015
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...      1.12%      1.09%      1.19%      1.43%(e)
      After reimbursement and/or waiver of expenses by Adviser ....      1.05%      1.05%      0.97%      0.98%(e)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...      0.01%     (0.30)%    (0.48)%    (0.55)%(e)
      After reimbursement and/or waiver of expenses by Adviser ....      0.08%     (0.26)%    (0.26)%    (0.10)%(e)
   Portfolio Turnover .............................................    331.55%    387.57%    283.38%    269.88%

----------
(a) Veredus Select Growth Fund, Class I, commenced investment operations on September 11, 2006.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Represents less than $(0.005) per share.

(d)  Not Annualized.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
GROWTH FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                    YEAR        YEAR        YEAR         YEAR         YEAR
                                                                    ENDED       ENDED       ENDED        ENDED        ENDED
                                                                  10/31/09    10/31/08    10/31/07     10/31/06     10/31/05
                                                                  --------    --------    --------     --------     --------
Net Asset Value, Beginning of period ..........................   $ 10.95     $ 22.49     $  22.82     $  22.66     $  21.76
                                                                  -------     -------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................      0.05(a)     0.02         0.05(a)     --(b)         0.05(a)
      Net realized and unrealized gain (loss) on investments ..      1.68(c)    (5.93)        2.39         1.25         0.90
                                                                  -------     -------     --------     --------     --------
         Total from investment operations .....................      1.73       (5.91)        2.44         1.25         0.95
                                                                  -------     -------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ....................................     (0.02)         --        (0.03)          --        (0.05)
      Distributions from net realized gain on investments .....        --       (5.63)       (2.74)       (1.09)          --
                                                                  -------     -------     --------     --------     --------
         Total distributions ..................................     (0.02)      (5.63)       (2.77)       (1.09)       (0.05)
                                                                  -------     -------     --------     --------     --------
Net increase (decrease) in net asset value ....................      1.71      (11.54)       (0.33)        0.16         0.90
                                                                  -------     -------     --------     --------     --------
Net Asset Value, End of period ................................   $ 12.66     $ 10.95     $  22.49     $  22.82     $  22.66
                                                                  =======     =======     ========     ========     ========
TOTAL RETURN ..................................................     15.87%     (33.76)%      11.85%        5.55%        4.38%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $56,305     $62,674     $172,436     $446,884     $888,248
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................      1.16%       1.15%(e)     1.11%(e)     1.10%(e)     1.10%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................      1.15%(d)    1.15%(e)     1.11%(e)     1.10%(e)     1.10%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................      0.41%       0.09%        0.23%        0.01%        0.21%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................      0.42%       0.09%        0.23%        0.01%        0.21%
   Portfolio Turnover .........................................     37.59%     122.68%       47.46%       29.07%       31.30%(f)

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)  Represents less than $0.005 per share.

(c)  Includes payment by affiliates which is less than $0.005 per share.

(d) The Adviser voluntarily waived 0.01% of their fees through October 31, 2009.

(e) Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
GROWTH FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                    YEAR         YEAR         YEAR         YEAR         YEAR
                                                                    ENDED        ENDED        ENDED        ENDED        ENDED
                                                                  10/31/09     10/31/08     10/31/07     10/31/06     10/31/05
                                                                  --------     --------     --------     --------     --------
Net Asset Value, Beginning of period ..........................   $  11.17     $  22.83     $  23.14     $  22.97     $  22.02
                                                                  --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................       0.08(a)      0.06         0.11(a)      0.07         0.11(a)
      Net realized and unrealized gain (loss) on investments ..       1.71(b)     (6.04)        2.43         1.27         0.92
                                                                  --------     --------     --------     --------     --------
         Total from investment operations .....................       1.79        (5.98)        2.54         1.34         1.03
                                                                  --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ....................................      (0.06)       (0.05)       (0.11)       (0.08)       (0.08)
      Distributions from net realized gain on investments .....         --        (5.63)       (2.74)       (1.09)          --
                                                                  --------     --------     --------     --------     --------
         Total distributions ..................................      (0.06)       (5.68)       (2.85)       (1.17)       (0.08)
                                                                  --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ....................       1.73       (11.66)       (0.31)        0.17         0.95
                                                                  --------     --------     --------     --------     --------
Net Asset Value, End of period ................................   $  12.90     $  11.17     $  22.83     $  23.14     $  22.97
                                                                  ========     ========     ========     ========     ========
TOTAL RETURN ..................................................      16.21%      (33.61)%      12.19%        5.87%        4.69%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $144,805     $125,727     $247,258     $459,965     $449,492
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................       0.91%        0.90%(d)     0.83%(d)     0.81%(d)     0.82%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................       0.90%(c)     0.90%(d)     0.83%(d)     0.81%(d)     0.82%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................       0.66%        0.34%        0.51%        0.30%        0.49%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................       0.67%        0.34%        0.51%        0.30%        0.49%
   Portfolio Turnover .........................................      37.59%      122.68%       47.46%       29.07%       31.30%(e)

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)  Includes payment by affiliates which is less than $0.005 per share.

(c) The Adviser voluntarily waived 0.01% of their fees through October 31, 2009.

(d) Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
GROWTH FUND - CLASS R
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                    YEAR       YEAR        YEAR            YEAR       YEAR
                                                                    ENDED      ENDED       ENDED          ENDED       ENDED
                                                                  10/31/09   10/31/08    10/31/07        10/31/06   10/31/05
                                                                  --------   --------    --------        --------   --------
Net Asset Value, Beginning of period ..........................   $10.78     $ 22.28     $22.64          $22.53     $21.66
                                                                  ------     -------     ------          ------     ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ............................     0.02(a)     0.04         --(a)(b)     (0.04)        --(a)(b)
      Net realized and unrealized gain (loss) on investments ..     1.66(c)    (5.91)      2.38            1.24       0.90
                                                                  ------     -------     ------          ------     ------
         Total from investment operations .....................     1.68       (5.87)      2.38            1.20       0.90
                                                                  ------     -------     ------          ------     ------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ....................................    (0.01)         --         --              --      (0.03)
      Distributions from net realized gain on investments .....       --       (5.63)     (2.74)          (1.09)        --
                                                                  ------     -------     ------          ------     ------
         Total distributions ..................................    (0.01)      (5.63)     (2.74)          (1.09)     (0.03)
                                                                  ------     -------     ------          ------     ------
Net increase (decrease) in net asset value ....................     1.67      (11.50)     (0.36)           0.11       0.87
                                                                  ------     -------     ------          ------     ------
Net Asset Value, End of period ................................   $12.45     $ 10.78     $22.28          $22.64     $22.53
                                                                  ======     =======     ======          ======     ======
TOTAL RETURN ..................................................    15.69%     (33.93)%    11.61%           5.35%      4.16%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $  588     $   560     $  684          $1,679     $1,122
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................     1.41%       1.40%(e)   1.32%(e)        1.31%(e)   1.31%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................     1.40%(d)    1.40%(e)   1.32%(e)        1.31%(e)   1.31%
   Ratios of net investment income (loss)
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................................     0.16%      (0.16)%     0.01%          (0.20)%     0.00%
      After reimbursement and/or waiver of
         expenses by Adviser ..................................     0.17%      (0.16)%     0.01%          (0.20)%     0.00%
   Portfolio Turnover .........................................    37.59%     122.68%     47.46%          29.07%     31.30%(f)

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)  Represents less than $0.005 per share.

(c)  Includes payment by affiliates which is less than $0.005 per share.

(d) The Adviser voluntarily waived 0.01% of their fees through October 31, 2009.

(e) Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
OPTIMUM LARGE CAP OPPORTUNITY FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR       YEAR         PERIOD
                                                                        ENDED      ENDED        ENDED
                                                                      10/31/09   10/31/08    10/31/07(a)
                                                                      --------   --------    -----------
Net Asset Value, Beginning of period ..............................   $ 6.79     $ 12.56     $ 10.00
                                                                      ------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ................................     0.02       (0.02)      (0.01)
      Net realized and unrealized gain (loss) on investments ......     1.09       (5.74)       2.57
                                                                      ------     -------     -------
         Total from investment operations .........................     1.11       (5.76)       2.56
                                                                      ------     -------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of
         net investment income ....................................       --       (0.01)         --
                                                                      ------     -------     -------
         Total distributions ......................................       --       (0.01)         --
                                                                      ------     -------     -------
Net increase (decrease) in net asset value ........................     1.11       (5.77)       2.56
                                                                      ------     -------     -------
Net Asset Value, End of period ....................................   $ 7.90     $  6.79     $ 12.56
                                                                      ======     =======     =======
TOTAL RETURN ......................................................    16.35%     (45.90)%     25.60%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $4,334     $ 3,691     $40,563
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...     3.18        1.89%(d)    2.30%(d)(e)
      After reimbursement and/or waiver of expenses by Adviser ....     1.19(c)     1.12%(d)    1.13%(d)(e)(f)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...    (1.73)      (0.86)%     (1.31)%(e)
      After reimbursement and/or waiver of expenses by Adviser ....     0.26       (0.09)%     (0.14)%(e)
   Portfolio Turnover .............................................    76.59%      48.87%      76.40%(b)

----------
(a) Optimum Large Cap Opportunity Fund, Class N, commenced investment operations on December 28, 2006.

(b)  Not Annualized.

(c) Effective March 1, 2009, the Adviser removed the voluntary expense limitation of 1.10%, the contractual expense limitation is 1.22%.

(d) Ratios of expenses to average net assets include interest expense of 0.02% for the year ended October 31, 2008 and the period ended October 31, 2007, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)  Annualized.

(f) The Adviser's expense reimbursement level, which affects the net expense ratio, was implemented on May 1, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VALUE FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                 YEAR        YEAR        YEAR       YEAR       YEAR
                                                                 ENDED       ENDED       ENDED      ENDED      ENDED
                                                               10/31/09    10/31/08    10/31/07   10/31/06   10/31/05
                                                               --------    --------    --------   --------   --------
Net Asset Value, Beginning of period .......................   $  9.07     $ 15.57     $  14.06   $  12.15   $ 11.05
                                                               -------     -------     --------   --------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................................      0.15        0.15         0.19       0.21      0.17(a)
      Net realized and unrealized gain (loss)
         on investments ....................................      0.41       (5.08)        2.09       2.09      1.10
                                                               -------     -------     --------   --------   -------
         Total from investment operations ..................      0.56       (4.93)        2.28       2.30      1.27
                                                               -------     -------     --------   --------   -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income .................................     (0.15)      (0.16)       (0.20)     (0.20)    (0.17)
      Distributions from net realized gain on investments ..     (1.17)      (1.41)       (0.57)     (0.19)       --
                                                               -------     -------     --------   --------   -------
         Total distributions ...............................     (1.32)      (1.57)       (0.77)     (0.39)    (0.17)
                                                               -------     -------     --------   --------   -------
Net increase (decrease) in net asset value .................     (0.76)      (6.50)        1.51       1.91      1.10
                                                               -------     -------     --------   --------   -------
Net Asset Value, End of period .............................   $  8.31     $  9.07     $  15.57   $  14.06   $ 12.15
                                                               =======     =======     ========   ========   =======
TOTAL RETURN ...............................................      8.60%     (34.85)%      16.77%     19.35%    11.48%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ....................   $20,173     $19,704     $130,476   $103,819   $95,624
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...............................      1.21%       1.18%(c)     1.16%      1.16%     1.16%
      After reimbursement and/or waiver of
         expenses by Adviser ...............................      1.07%(b)    1.02%(c)     0.94%      0.94%     0.94%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...............................      1.77%       1.22%        1.06%      1.37%     1.19%
      After reimbursement and/or waiver of
         expenses by Adviser ...............................      1.91%       1.38%        1.28%      1.59%     1.41%
   Portfolio Turnover ......................................     39.00%      67.57%       28.05%     26.86%    21.84%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The Adviser removed the contractual expense limitation, not including interest expense or acquired fund fees and expenses, and implemented a voluntary expense limitation of 1.07% effective March 1, 2009.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VALUE FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                     YEAR          YEAR          YEAR       YEAR        PERIOD
                                                                     ENDED         ENDED         ENDED      ENDED       ENDED
                                                                   10/31/09      10/31/08      10/31/07   10/31/06   10/31/05(a)
                                                                   --------      --------      --------   --------   -----------
Net Asset Value, Beginning of period ...........................   $   9.06      $  15.57      $  14.07   $  12.16   $  12.36
                                                                   --------      --------      --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ....................................       0.17          0.20          0.23       0.24       0.01(b)
      Net realized and unrealized gain (loss) on investments ...       0.42         (5.10)         2.07       2.09      (0.21)
                                                                   --------      --------      --------   --------   --------
         Total from investment operations ......................       0.59         (4.90)         2.30       2.33      (0.20)
                                                                   --------      --------      --------   --------   --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ................................................      (0.17)        (0.20)        (0.23)     (0.23)        --
      Distributions from net realized gain on investments ......      (1.17)        (1.41)        (0.57)     (0.19)        --
                                                                   --------      --------      --------   --------   --------
         Total distributions ...................................      (1.34)        (1.61)        (0.80)     (0.42)        --
                                                                   --------      --------      --------   --------   --------
Net increase (decrease) in net asset value .....................      (0.75)        (6.51)         1.50       1.91      (0.20)
                                                                   --------      --------      --------   --------   --------
Net Asset Value, End of period .................................   $   8.31      $   9.06      $  15.57   $  14.07   $  12.16
                                                                   ========      ========      ========   ========   ========
TOTAL RETURN ...................................................       9.01%       (34.73)%       16.98%     19.64%     (1.62)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................   $205,580      $188,688      $289,024   $247,667   $192,662
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................       0.96%         0.93%(e)      0.91%      0.91%      0.91%(f)
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................       0.82%(d)      0.77%(e)      0.69%      0.69%      0.69%(f)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................       2.02%         1.47%         1.31%      1.62%      0.40%(f)
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................       2.16%         1.63%         1.53%      1.84%      0.62%(f)
   Portfolio Turnover ..........................................      39.00%        67.57%        28.05%     26.86%     21.84%

----------
(a)  Value Fund, Class I, commenced investment operations on September 20, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d) The Adviser removed the contractual expense limitation, not including interest expense or acquired fund fees and expenses, and implemented a voluntary expense limitation of 0.82% effective March 1, 2009.

(e) Ratios of expense to average net assets included interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expenses is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO DIVERSIFIED EQUITY FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                     YEAR       YEAR       YEAR         YEAR         YEAR
                                                                     ENDED      ENDED      ENDED        ENDED        ENDED
                                                                   10/31/09   10/31/08   10/31/07     10/31/06     10/31/05
                                                                   --------   --------   --------     --------     --------
Net Asset Value, Beginning of period ...........................   $  8.34    $ 14.41    $ 13.91      $ 12.40      $ 11.35
                                                                   -------    -------    -------      -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) .............................        --(a)    0.04       0.03         0.09         0.08
      Net realized and unrealized gain (loss) on investments ...      1.42      (4.94)      2.13         1.53         1.05
                                                                   -------    -------    -------      -------      -------
         Total from investment operations ......................      1.42      (4.90)      2.16         1.62         1.13
                                                                   -------    -------    -------      -------      -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ................................................     (0.04)     (0.01)     (0.03)       (0.11)       (0.08)
      Distributions from net realized gain on investments ......        --      (1.16)     (1.63)          --           --
                                                                   -------    -------    -------      -------      -------
         Total distributions ...................................     (0.04)     (1.17)     (1.66)       (0.11)       (0.08)
                                                                   -------    -------    -------      -------      -------
Net increase (decrease) in net asset value .....................      1.38      (6.07)      0.50         1.51         1.05
                                                                   -------    -------    -------      -------      -------
Net Asset Value, End of period .................................   $  9.72    $  8.34    $ 14.41      $ 13.91      $ 12.40
                                                                   =======    =======    =======      =======      =======
TOTAL RETURN ...................................................     17.13%    (36.75)%    16.98%       13.10%        9.98%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................   $10,486    $ 8,562    $15,359      $15,864      $21,590
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................      1.95%      1.88%      1.74%(b)     1.54%(b)     1.54%
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................      1.20%      1.20%      1.20%(b)     1.22%(b)     1.20%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................     (0.77)%    (0.37)%    (0.30)%       0.36%        0.35%
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................     (0.02)%     0.31%      0.24%        0.68%        0.69%
   Portfolio Turnover ..........................................     85.49%     93.82%     37.87%       43.88%       36.84%

----------
(a)  Represents less than $(0.005) per share.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and 0.02% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD DIVIDEND ALL CAP VALUE FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                     YEAR        YEAR         YEAR        YEAR         PERIOD
                                                                     ENDED       ENDED        ENDED      ENDED         ENDED
                                                                   10/31/09    10/31/08     10/31/07    10/31/06    10/31/05(a)
                                                                   --------    --------     --------    --------    -----------
Net Asset Value, Beginning of period ...........................   $  8.43     $ 12.58      $ 11.81     $  9.91      $10.00
                                                                   -------     -------      -------     -------      ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ....................................      0.26(b)     0.38         0.46(b)     0.42        0.13
      Short-term capital gains distributions received ..........        --          --           --          --(c)       --
      Net realized and unrealized gain (loss) on investments ...      0.08       (3.54)        0.81        1.89       (0.10)
                                                                   -------     -------      -------     -------      ------
         Total from investment operations ......................      0.34       (3.16)        1.27        2.31        0.03
                                                                   -------     -------      -------     -------      ------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ................................................     (0.19)      (0.32)       (0.37)      (0.41)      (0.12)
      Return of Capital ........................................        --       (0.01)          --          --          --
      Distributions from net realized gain on investments ......        --       (0.66)       (0.13)         --          --
                                                                   -------     -------      -------     -------      ------
         Total distributions ...................................     (0.19)      (0.99)       (0.50)      (0.41)      (0.12)
                                                                   -------     -------      -------     -------      ------
Net increase (decrease) in net asset value .....................      0.15       (4.15)        0.77        1.90       (0.09)
                                                                   -------     -------      -------     -------      ------
Net Asset Value, End of period .................................   $  8.58     $  8.43      $ 12.58     $ 11.81      $ 9.91
                                                                   =======     =======      =======     =======      ======
TOTAL RETURN ...................................................      4.33%     (26.82)%      10.89%      23.71%       0.30%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................   $81,842     $51,504      $32,313     $15,899      $5,326
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................      1.21%       1.35%(e)     1.53%       2.48%       2.71%(f)
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................      1.21%       1.30%(e)     1.30%       1.30%       1.30%(f)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................      3.36%       3.81%        3.48%       2.77%       2.65%(f)
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................      3.36%       3.86%        3.71%       3.95%       4.06%(f)
   Portfolio Turnover ..........................................     47.34%      48.95%      114.56%      45.50%      14.37%(d)

----------
(a) River Road Dividend All Cap Value Fund, Class N, commenced investment operations on June 28, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Represents less than $0.005 per share.

(d)  Not Annualized.

(e) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD DIVIDEND ALL CAP VALUE FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                     YEAR        YEAR          PERIOD
                                                                     ENDED       ENDED         ENDED
                                                                   10/31/09    10/31/08     10/31/07(a)
                                                                   --------    --------     -----------
Net Asset Value, Beginning of period ...........................   $  8.42     $ 12.57      $ 12.94
                                                                   -------     -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ....................................      0.29(b)     0.41         0.16(b)
      Net realized and unrealized gain (loss) on investments ...      0.07       (3.55)       (0.37)
                                                                   -------     -------      -------
         Total from investment operations ......................      0.36       (3.14)       (0.21)
                                                                   -------     -------      -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ................................................     (0.21)      (0.34)       (0.16)
      Return of Capital ........................................        --       (0.01)          --
      Distributions from net realized gain on investments ......        --       (0.66)          --
                                                                   -------     -------      -------
         Total distributions ...................................     (0.21)      (1.01)       (0.16)
                                                                   -------     -------      -------
Net increase (decrease) in net asset value .....................      0.15       (4.15)       (0.37)
                                                                   -------     -------      -------
Net Asset Value, End of period .................................   $  8.57     $  8.42      $ 12.57
                                                                   =======     =======      =======
TOTAL RETURN ...................................................      4.59%     (26.66)%      (1.58)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................   $77,185     $   144      $   197
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................      0.96%       1.10%(d)     1.42%(e)
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................      0.96%       1.05%(d)     0.96%(e)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................      3.61%       4.06%        2.86%(e)
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................      3.61%       4.11%        3.33%(e)
   Portfolio Turnover ..........................................     47.34%      48.95%      114.56%

----------
(a) River Road Dividend All Cap Value Fund, Class I, commenced investment operations on June 28, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
OPTIMUM MID CAP FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                     YEAR          YEAR          YEAR          YEAR        YEAR
                                                                     ENDED         ENDED         ENDED         ENDED       ENDED
                                                                   10/31/09      10/31/08      10/31/07      10/31/06    10/31/05
                                                                   --------      --------      --------      --------    --------
Net Asset Value, Beginning of period ...........................   $  17.25      $  32.32      $  27.16      $  23.21    $  22.93
                                                                   --------      --------      --------      --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) .............................       0.09          0.05         (0.02)        (0.02)      (0.02)
      Net realized and unrealized gain (loss) on investments ...       5.82        (12.93)         7.01          4.88        1.04
                                                                   --------      --------      --------      --------    --------
         Total from investment operations ......................       5.91        (12.88)         6.99          4.86        1.02
                                                                   --------      --------      --------      --------    --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ................................................      (0.14)           --            --            --          --
      Distributions from net realized gain on investments ......      (0.29)        (2.19)        (1.83)        (0.91)      (0.74)
                                                                   --------      --------      --------      --------    --------
         Total distributions ...................................      (0.43)        (2.19)        (1.83)        (0.91)      (0.74)
                                                                   --------      --------      --------      --------    --------
Net increase (decrease) in net asset value .....................       5.48        (15.07)         5.16          3.95        0.28
                                                                   --------      --------      --------      --------    --------
Net Asset Value, End of period .................................   $  22.73      $  17.25      $  32.32      $  27.16    $  23.21
                                                                   ========      ========      ========      ========    ========
TOTAL RETURN ...................................................      35.60%       (42.50)%       27.08%        21.39%       4.43%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................   $842,233      $508,886      $823,036      $577,891    $548,595
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................       1.20%(a)      1.16%(a)      1.15%(a)      1.16%       1.23%
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................       1.20%(a)      1.16%(a)      1.15%(a)      1.16%       1.23%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................       0.46%         0.18%        (0.09)%       (0.09)%     (0.08)%
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................       0.46%         0.18%        (0.09)%       (0.09)%     (0.08)%
   Portfolio Turnover ..........................................      17.72%        22.58%        26.15%        30.65%      27.42%

----------
(a) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2009, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
OPTIMUM MID CAP FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                     YEAR          YEAR         YEAR          YEAR       YEAR
                                                                     ENDED         ENDED        ENDED         ENDED      ENDED
                                                                   10/31/09      10/31/08     10/31/07      10/31/06   10/31/05
                                                                   --------      --------     --------      --------   --------
Net Asset Value, Beginning of period ...........................   $  17.47      $ 32.64      $  27.34      $ 23.30    $ 22.96
                                                                   --------      -------      --------      -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ....................................       0.13         0.11          0.05         0.05       0.04
      Net realized and unrealized gain (loss) on investments ...       5.89       (13.09)         7.08         4.90       1.04
                                                                   --------      -------      --------      -------    -------
         Total from investment operations ......................       6.02       (12.98)         7.13         4.95       1.08
                                                                   --------      -------      --------      -------    -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ................................................      (0.20)          --            --           --         --
      Distributions from net realized gain on investment .......      (0.29)       (2.19)        (1.83)       (0.91)     (0.74)
                                                                   --------      -------      --------      -------    -------
         Total distributions ...................................      (0.49)       (2.19)        (1.83)       (0.91)     (0.74)
                                                                   --------      -------      --------      -------    -------
Net increase (decrease) in net asset value .....................       5.53       (15.17)         5.30         4.04       0.34
                                                                   --------      -------      --------      -------    -------
Net Asset Value, End of period .................................   $  23.00      $ 17.47      $  32.64      $ 27.34    $ 23.30
                                                                   ========      =======      ========      =======    =======
TOTAL RETURN ...................................................      35.97%      (42.39)%       27.43%       21.76%      4.69%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................   $150,953      $93,176      $126,691      $81,670    $73,293
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................       0.95%(a)     0.91%(a)      0.87%(a)     0.89%      0.94%
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................       0.95%(a)     0.91%(a)      0.87%(a)     0.89%      0.94%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................       0.71%        0.43%         0.19%        0.18%      0.21%
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................       0.71%        0.43%         0.19%        0.18%      0.21%
   Portfolio Turnover ..........................................      17.72%       22.58%        26.15%       30.65%     27.42%

----------
(a) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2009, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL MID CAP GROWTH FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                     YEAR        PERIOD
                                                                     ENDED       ENDED
                                                                   10/31/09   10/31/08(a)
                                                                   --------   -----------
Net Asset Value, Beginning of period ...........................   $ 5.85     $ 10.00
                                                                   ------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ......................................    (0.04)      (0.05)
      Net realized and unrealized gain (loss) on investments ...     1.02       (4.10)
                                                                   ------     -------
         Total from investment operations ......................     0.98       (4.15)
                                                                   ------     -------
Net increase (decrease) in net asset value .....................     0.98       (4.15)
                                                                   ------     -------
Net Asset Value, End of period .................................   $ 6.83     $  5.85
                                                                   ======     =======
TOTAL RETURN ...................................................    16.75%     (41.50)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................   $2,959     $ 1,815
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................     5.02%       5.80%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................     1.40%       1.40%(c)
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...............................................    (4.13)%     (5.07)%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ...............................................    (0.51)%     (0.67)%(c)
   Portfolio Turnover ..........................................    54.37%      63.66%(b)

----------
(a) Montag & Caldwell Mid Cap Growth Fund, Class N, commenced investment operations on November 2, 2007.

(b)  Not Annualized.

(c)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
CARDINAL MID CAP VALUE FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                     YEAR        PERIOD
                                                                     ENDED       ENDED
                                                                   10/31/09   10/31/08(a)
                                                                   --------   -----------
Net Asset Value, Beginning of period ...........................   $  6.23    $ 10.00
                                                                   -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ....................................      0.02       0.01
      Net realized and unrealized gain (loss) on investments ...      0.99      (3.78)
                                                                   -------    -------
         Total from investment operations ......................      1.01      (3.77)
                                                                   -------    -------
   LESS DISTRIBUTIONS:
      Distributions from net investment income .................     (0.07)        --
                                                                   -------    -------
         Total distributions ...................................     (0.07)        --
                                                                   -------    -------
Net increase (decrease) in net asset value .....................      0.94      (3.77)
                                                                   -------    -------
Net Asset Value, End of period .................................   $  7.17    $  6.23
                                                                   =======    =======
TOTAL RETURN ...................................................     16.45%    (37.70)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................   $   916    $   783
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser      11.18%     11.20%(c)
      After reimbursement and/or waiver of expenses by Adviser .      1.40%      1.40%(c)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser      (9.48)%    (9.64)%(c)
      After reimbursement and/or waiver of expenses by Adviser .      0.30%      0.16%(c)
   Portfolio Turnover ..........................................     65.55%     50.79%(b)

----------
(a) Cardinal Mid Cap Value Fund, Class N, commenced investment operations on November 2, 2007.

(b)  Not Annualized.

(c)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL-MID CAP FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                      YEAR           YEAR           PERIOD
                                                                      ENDED          ENDED           ENDED
                                                                    10/31/09       10/31/08       10/31/07(a)
                                                                    --------       --------       -----------
Net Asset Value, Beginning of period ............................   $  7.13        $ 10.13        $ 10.00
                                                                    -------        -------        -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ..............................        --(b)(c)       --(b)(c)     0.01
      Net realized and unrealized gain (loss) on investments ....      0.59          (3.00)          0.12
                                                                    -------        -------        -------
         Total from investment operations .......................      0.59          (3.00)          0.13
                                                                    -------        -------        -------
   LESS DISTRIBUTIONS:
      Distributions from net investment income ..................     (0.01)            --             --
                                                                    -------        -------        -------
         Total distribution .....................................     (0.01)            --             --
                                                                    -------        -------        -------
Net increase (decrease) in net asset value ......................      0.58          (3.00)          0.13
                                                                    -------        -------        -------
Net Asset Value, End of period ..................................   $  7.71        $  7.13        $ 10.13
                                                                    =======        =======        =======
TOTAL RETURN ....................................................      8.33%        (29.62)%         1.30%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .........................   $41,801        $26,714        $10,292
   Ratios of expenses to average net assets:
      Before recoupment and/or waiver of expenses by Adviser ....      1.44%          1.56%          3.18%(e)
      After recoupment and/or waiver of expenses by Adviser .....      1.50%          1.50%          1.50%(e)
   Ratios of net investment income (loss) to average net
      assets:
      Before recoupment and/or waiver of expenses by Adviser ....      0.04%         (0.08)%        (1.43)%(e)
      After recoupment and/or waiver of expenses by Adviser .....     (0.02)%        (0.02)%         0.25%(e)
   Portfolio Turnover ...........................................     44.09%         54.93%         41.51%(d)

----------
(a) River Road Small-Mid Cap Fund, Class N, commenced investment operations on March 29, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Represents less than $(0.005) per share.

(d)  Not Annualized.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL-MID CAP FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                      YEAR         YEAR         PERIOD
                                                                     ENDED        ENDED          ENDED
                                                                    10/31/09     10/31/08    10/31/07(a)
                                                                    --------     --------    -----------
Net Asset Value, Beginning of period ............................   $   7.14     $ 10.13       $10.51
                                                                    --------     -------       ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................................       0.02(b)     0.02(b)      0.01
      Net realized and unrealized gain (loss) on investments ....       0.59       (3.00)       (0.39)
                                                                    --------     -------       ------
         Total from investment operations .......................       0.61       (2.98)       (0.38)
                                                                    --------     -------       ------
   LESS DISTRIBUTIONS:
      Distributions from net investment income ..................      (0.02)      (0.01)          --
                                                                    --------     -------       ------
         Total distributions ....................................      (0.02)      (0.01)          --
                                                                    --------     -------       ------
Net increase (decrease) in net asset value ......................       0.59       (2.99)       (0.38)
                                                                    --------     -------       ------
Net Asset Value, End of period ..................................   $   7.73     $  7.14       $10.13
                                                                    ========     =======       ======
TOTAL RETURN ....................................................       8.52%     (29.49)%      (3.52)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .........................   $167,334     $84,002       $7,482
   Ratios of expenses to average net assets:
      Before recoupment and/or waiver of expenses by Adviser ....       1.19%       1.31%        2.57%(d)
      After recoupment and/or waiver of expenses by Adviser .....       1.25%       1.25%        1.24%(d)
   Ratios of net investment income (loss) to average net
      assets:
      Before recoupment and/or waiver of expenses by Adviser ....       0.29%       0.17%       (0.91)%(d)
      After recoupment and/or waiver of expenses by Adviser .....       0.23%       0.23%        0.42%(d)
   Portfolio Turnover ...........................................      44.09%      54.93%       41.51%(c)

----------
(a) River Road Small-Mid Cap Fund, Class I, commenced investment operations on June 28, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS AGGRESSIVE GROWTH FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR        YEAR        YEAR         YEAR         YEAR
                                                                       ENDED       ENDED        ENDED        ENDED        ENDED
                                                                      10/31/09    10/31/08    10/31/07     10/31/06     10/31/05
                                                                      --------    --------    --------     --------     --------
Net Asset Value, Beginning of period ..............................   $  8.38     $ 22.42     $  18.44     $  18.35     $  16.26
                                                                      -------     -------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .........................................     (0.10)      (0.17)       (0.24)(a)    (0.22)(a)    (0.20)
      Net realized and unrealized gain (loss) on investments ......      0.74       (8.31)        5.45         0.31         2.29
                                                                      -------     -------     --------     --------     --------
         Total from investment operations .........................      0.64       (8.48)        5.21         0.09         2.09
                                                                      -------     -------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investments .........     (0.05)      (5.56)       (1.23)          --           --
                                                                      -------     -------     --------     --------     --------
         Total distributions ......................................     (0.05)      (5.56)       (1.23)          --           --
                                                                      -------     -------     --------     --------     --------
Net increase (decrease) in net asset value ........................      0.59      (14.04)        3.98         0.09         2.09
                                                                      -------     -------     --------     --------     --------
Net Asset Value, End of period ....................................   $  8.97     $  8.38     $  22.42     $  18.44     $  18.35
                                                                      =======     =======     ========     ========     ========
TOTAL RETURN ......................................................      7.79%     (47.87)%      30.01%        0.49%       12.85%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $32,140     $43,149     $114,803     $367,113     $549,452
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...      1.82%(b)    1.55%(b)     1.48%(b)     1.41%(b)     1.42%
      After reimbursement and/or waiver of expenses by Adviser ....      1.49%(b)    1.49%(b)     1.48%(b)     1.41%(b)     1.42%
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...     (1.48)%     (1.21)%      (1.27)%      (1.15)%      (1.06)%
      After reimbursement and/or waiver of expenses by Adviser ....     (1.15)%     (1.15)%      (1.27)%      (1.15)%      (1.06)%
   Portfolio Turnover .............................................    264.98%     166.19%      126.54%      133.21%      140.04%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2009 and October 31, 2008, 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS AGGRESSIVE GROWTH FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR        YEAR        YEAR         YEAR         YEAR
                                                                        ENDED       ENDED       ENDED        ENDED        ENDED
                                                                      10/31/09    10/31/08    10/31/07     10/31/06     10/31/05
                                                                      --------    --------    --------     --------     --------
Net Asset Value, Beginning of period ..............................   $  8.61     $ 22.83     $  18.71     $  18.57     $  16.40
                                                                      -------     -------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .........................................     (0.08)      (0.21)       (0.19)(a)    (0.17)(a)    (0.12)
      Net realized and unrealized gain (loss) on investments ......      0.77       (8.45)        5.54         0.31         2.29
                                                                      -------     -------     --------     --------     --------
         Total from investment operations .........................      0.69       (8.66)        5.35         0.14         2.17
                                                                      -------     -------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investments .........     (0.05)      (5.56)       (1.23)          --           --
                                                                      -------     -------     --------     --------     --------
         Total distributions ......................................     (0.05)      (5.56)       (1.23)          --           --
                                                                      -------     -------     --------     --------     --------
Net increase (decrease) in net asset value ........................      0.64      (14.22)        4.12         0.14         2.17
                                                                      -------     -------     --------     --------     --------
Net Asset Value, End of period ....................................   $  9.25     $  8.61     $  22.83     $  18.71     $  18.57
                                                                      =======     =======     ========     ========     ========
TOTAL RETURN ......................................................      8.16%     (47.77)%      30.34%        0.75%       13.23%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $13,356     $16,719     $115,942     $150,697     $156,286
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...      1.57%(b)    1.30%(b)     1.19%(b)     1.13%(b)     1.14%
      After reimbursement and/or waiver of expenses by Adviser ....      1.24%(b)    1.24%(b)     1.19%(b)     1.13%(b)     1.14%
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...     (1.23)%     (0.96)%      (0.98)%      (0.87)%      (0.78)%
      After reimbursement and/or waiver of expenses by Adviser ....     (0.90)%     (0.90)%      (0.98)%      (0.87)%      (0.78)%
   Portfolio Turnover .............................................    264.98%     166.19%      126.54%      133.21%      140.04%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2009 and October 31, 2008, 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO SMALL CAP FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR         YEAR       YEAR         YEAR         YEAR
                                                                        ENDED        ENDED      ENDED        ENDED        ENDED
                                                                      10/31/09     10/31/08   10/31/07     10/31/06     10/31/05
                                                                      --------     --------   --------     --------     --------
Net Asset Value, Beginning of period ..............................   $  13.64     $  20.99   $  19.73     $  15.63     $  15.25
                                                                      --------     --------   --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ................................      (0.05)(a)     0.05      (0.08)(a)    (0.07)(a)    (0.07)(a)
      Net realized and unrealized gain (loss) on investments ......       1.08        (6.43)      2.48         4.17         1.45
                                                                      --------     --------   --------     --------     --------
         Total from investment operations .........................       1.03        (6.38)      2.40         4.10         1.38
                                                                      --------     --------   --------     --------     --------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investments .........         --        (0.97)     (1.14)          --        (1.00)
                                                                      --------     --------   --------     --------     --------
         Total distributions ......................................         --        (0.97)     (1.14)          --        (1.00)
                                                                      --------     --------   --------     --------     --------
Net increase (decrease) in net asset value ........................       1.03        (7.35)      1.26         4.10         0.38
                                                                      --------     --------   --------     --------     --------
Net Asset Value, End of period ....................................   $  14.67     $  13.64   $  20.99     $  19.73     $  15.63
                                                                      ========     ========   ========     ========     ========
TOTAL RETURN ......................................................       7.63%      (31.58)%    12.56%       26.23%        9.16%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $241,524     $159,965   $235,242     $182,462     $148,950
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       1.37%        1.32%      1.33%(c)     1.42%        1.41%
      After reimbursement and/or waiver of expenses by Adviser ....       1.36%(b)     1.30%      1.30%(c)     1.30%        1.30%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...      (0.41)%       0.29%     (0.42)%      (0.51)%      (0.58)%
      After reimbursement and/or waiver of expenses by Adviser ....      (0.40)%       0.31%     (0.39)%      (0.39)%      (0.47)%
   Portfolio Turnover .............................................      89.92%       66.65%     58.88%       58.28%       56.28%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The Adviser removed the contractual expense limitation of 1.30%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

(c) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO SMALL CAP FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR         YEAR       YEAR         YEAR         PERIOD
                                                                        ENDED        ENDED      ENDED        ENDED        ENDED
                                                                      10/31/09     10/31/08   10/31/07     10/31/06    10/31/05(a)
                                                                      --------     --------   --------     --------    -----------
Net Asset Value, Beginning of period ..............................   $  13.79     $  21.16   $  19.83     $ 15.67     $ 15.32
                                                                      --------     --------   --------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ................................      (0.02)(b)     0.02      (0.02)(b)   (0.02)(b)   (0.04)(b)
      Net realized and unrealized gain (loss) on investments ......       1.12        (6.42)      2.49        4.18        0.39
                                                                      --------     --------   --------     -------     -------
         Total from investment operations .........................       1.10        (6.40)      2.47        4.16        0.35
                                                                      --------     --------   --------     -------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ...      (0.02)          --         --          --          --
      Distributions from net realized gain on investments .........         --        (0.97)     (1.14)         --          --
                                                                      --------     --------   --------     -------     -------
         Total distributions ......................................      (0.02)       (0.97)     (1.14)         --          --
                                                                      --------     --------   --------     -------     -------
Net increase (decrease) in net asset value ........................       1.08        (7.37)      1.33        4.16        0.35
                                                                      --------     --------   --------     -------     -------
Net Asset Value, End of period ....................................   $  14.87     $  13.79   $  21.16     $ 19.83     $ 15.67
                                                                      ========     ========   ========     =======     =======
TOTAL RETURN ......................................................       7.94%      (31.42)%    12.86%      26.55%       2.28%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $515,592     $238,399   $137,059     $63,982     $11,432
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       1.12%        1.07%      1.05%(e)    1.11%       1.16%(f)
      After reimbursement and/or waiver of expenses by Adviser ....       1.11%(d)     1.05%      1.02%(e)    0.99%       1.05%(f)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...      (0.16)%       0.54%     (0.14)%     (0.20)%     (0.39)%(f)
      After reimbursement and/or waiver of expenses by Adviser ....      (0.15)%       0.56%     (0.11)%     (0.08)%     (0.28)%(f)
   Portfolio Turnover .............................................      89.92%       66.65%     58.88%      58.28%      56.28%

----------
(a) TAMRO Small Cap Fund, Class I, commenced investment operations on January 4, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d) The Adviser removed the contractual expense limitation of 1.05%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

(e) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL CAP VALUE FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR         YEAR         YEAR         YEAR        YEAR
                                                                        ENDED        ENDED        ENDED        ENDED       ENDED
                                                                      10/31/09     10/31/08     10/31/07     10/31/06  10/31/05(a)
                                                                      --------     --------     --------     --------  -----------
Net Asset Value, Beginning of period ..............................   $   9.30     $  14.37     $  13.46     $  10.28  $10.00
                                                                      --------     --------     --------     --------  ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................       0.01         0.01(b)      0.05(b)      0.02      --(c)
      Net realized and unrealized gain (loss) on investments ......       0.92        (4.54)        1.04         3.16    0.28
                                                                      --------     --------     --------     --------  ------
         Total from investment operations .........................       0.93        (4.53)        1.09         3.18    0.28
                                                                      --------     --------     --------     --------  ------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ...      (0.01)          --        (0.05)          --      --
      Distributions from net realized gain on investments .........         --        (0.54)       (0.13)          --      --
                                                                      --------     --------     --------     --------  ------
         Total distributions ......................................      (0.01)       (0.54)       (0.18)          --      --
                                                                      --------     --------     --------     --------  ------
Net increase (decrease) in net asset value ........................       0.92        (5.07)        0.91         3.18    0.28
                                                                      --------     --------     --------     --------  ------
Net Asset Value, End of period ....................................   $  10.22     $   9.30     $  14.37     $  13.46  $10.28
                                                                      ========     ========     ========     ========  ======
TOTAL RETURN ......................................................       9.99%      (32.51)%       8.12%       30.93%   2.80%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $216,221     $160,245     $237,695     $167,438  $6,299
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       1.40%        1.45%(f)     1.44%(f)     1.78%   2.86%(g)
      After reimbursement and/or waiver of expenses by Adviser ....       1.40%(e)     1.45%(f)     1.44%(f)     1.43%   1.50%(g)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       0.05%        0.08%        0.38%        0.25%  (1.41)%(g)
      After reimbursement and/or waiver of expenses by Adviser ....       0.05%        0.08%        0.38%        0.60%  (0.05)%(g)
   Portfolio Turnover .............................................      35.83%       57.32%       74.18%       51.63%  20.82%(d)(h)

----------
(a) River Road Small Cap Value Fund, Class N, commenced investment operations on June 28, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Represents less than $(0.005) per share.

(d)  Not Annualized.

(e) The Adviser removed the contractual expense limitation of 1.50%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

(f) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the years ended October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(g)  Annualized.

(h) Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL CAP VALUE FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR         YEAR          YEAR
                                                                        ENDED        ENDED         ENDED
                                                                      10/31/09     10/31/08     10/31/07(a)
                                                                      --------     --------     -----------
Net Asset Value, Beginning of period ..............................   $   9.32     $  14.37     $ 14.04
                                                                      --------     --------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................       0.03         0.04(b)     0.09(b)
      Net realized and unrealized gain (loss) on investments ......       0.92        (4.54)       0.46
                                                                      --------     --------     -------
         Total from investment operations .........................       0.95        (4.50)       0.55
                                                                      --------     --------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ...      (0.03)       (0.01)      (0.09)
      Distributions from net realized gain on investments .........       --          (0.54)      (0.13)
                                                                      --------     --------     -------
         Total distributions ......................................      (0.03)       (0.55)      (0.22)
                                                                      --------     --------     -------
Net increase (decrease) in net asset value ........................       0.92        (5.05)       0.33
                                                                      --------     --------     -------
Net Asset Value, End of period ....................................   $  10.24     $   9.32     $ 14.37
                                                                      ========     ========     =======
TOTAL RETURN ......................................................      10.31%      (32.34)%      3.91%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $282,542     $114,666     $64,525
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       1.15%        1.20%(e)    1.16%(e)(f)
      After reimbursement and/or waiver of expenses by Adviser ....       1.15%(d)     1.20%(e)    1.16%(e)(f)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       0.30%        0.33%       0.31%(f)
      After reimbursement and/or waiver of expenses by Adviser ....       0.30%        0.33%       0.31%(f)
   Portfolio Turnover .............................................      35.83%       57.32%      74.18%

----------
(a) River Road Small Cap Value Fund, Class I, commenced investment operations on December 13, 2006.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d) The Adviser removed the contractual expense limitation of 1.25%, not including interest expense or acquired fund fees and expenses, effective March 1, 2009.

(e) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2008 and the period ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEPTUNE INTERNATIONAL FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                            YEAR         PERIOD
                                                                            ENDED        ENDED
                                                                          10/31/09    10/31/08(a)
                                                                          ---------   -----------
Net Asset Value, Beginning of period ..................................   $ 5.85      $ 11.14
                                                                          ------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...........................................     0.09(b)      0.02(b)
      Net realized and unrealized gain (loss) on investments ..........     1.18(c)     (5.31)
                                                                          ------      -------
         Total from investment operations .............................     1.27        (5.29)
                                                                          ------      -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .......    (0.03)          --
                                                                          ------      -------
         Total distributions ..........................................    (0.03)          --
                                                                          ------      -------
Net increase (decrease) in net asset value ............................     1.24        (5.29)
                                                                          ------      -------
Net Asset Value, End of period ........................................   $ 7.09      $  5.85
                                                                          ======      =======
TOTAL RETURN ..........................................................    21.94%      (47.49)%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...............................   $  293      $   225
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .......     2.64%        3.15%(e)
      After reimbursement and/or waiver of expenses by Adviser ........     1.27%        1.27%(e)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .......     0.07%      (1.24)%(e)
      After reimbursement and/or waiver of expenses by Adviser ........     1.44%        0.64%(e)
   Portfolio Turnover .................................................    42.65%        7.39%

----------
(a) Neptune International Fund, Class N, commenced investment operations on June 18, 2008.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Includes payments by affiliates which is less than $0.005 per share.

(d)  Not Annualized.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEPTUNE INTERNATIONAL FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                             YEAR       YEAR       PERIOD
                                                                            ENDED       ENDED       ENDED
                                                                           10/31/09   10/31/08   10/31/07(a)
                                                                          ---------   --------   -----------
Net Asset Value, Beginning of period ..................................   $ 5.85      $ 12.24    $10.00
                                                                          ------      -------    ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...........................................     0.10(b)      0.17(b)   0.03
      Net realized and unrealized gain (loss) on investments ..........     1.19(c)     (6.42)     2.21
                                                                          ------      -------    ------
         Total from investment operations .............................     1.29        (6.25)     2.24
                                                                          ------      -------    ------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .......    (0.05)       (0.14)       --
                                                                          ------      -------    ------
         Total distributions ..........................................    (0.05)       (0.14)       --
                                                                          ------      -------    ------
Net increase (decrease) in net asset value ............................     1.24        (6.39)     2.24
                                                                          ------      -------    ------
Net Asset Value, End of period ........................................   $ 7.09      $  5.85    $12.24
                                                                          ======      =======    ======
TOTAL RETURN ..........................................................    22.23%      (51.55)%   22.30%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...............................   $1,194      $ 8,378    $2,370
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .......     2.39%        3.02%    11.72%(f)
      After reimbursement and/or waiver of expenses by Adviser ........     1.02%        1.04%(e)  1.25%(f)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .......     0.32%       (0.24)%   (9.21)%(f)
      After reimbursement and/or waiver of expenses by Adviser ........     1.69%        1.74%     1.26%(f)
   Portfolio Turnover .................................................    42.65%        7.39%     5.14%(d)

----------
(a) Neptune International Fund, Class I, commenced investment operations on August 6, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Includes payments by affiliates which is less than $0.005 per share.

(d)  Not Annualized.

(e) Effective February 11, 2008, the contractual expense limitation of 1.40% was removed and Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Fund so that the net expense ratio is no more than 1.02% for Class I Shares. This voluntary waiver became the contractual expense limitation on February 29, 2008.

(f)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BARINGS INTERNATIONAL FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                             YEAR       PERIOD
                                                                            ENDED        ENDED
                                                                           10/31/09   10/31/08(a)
                                                                          ---------   -----------
Net Asset Value, Beginning of period ..................................   $  5.08     $ 10.00
                                                                          -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...........................................      0.10(b)     0.10
      Net realized and unrealized gain (loss) on investments ..........      1.27(c)    (5.02)
                                                                          -------     -------
         Total from investment operations .............................      1.37       (4.92)
                                                                          -------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .......     (0.01)         --
                                                                          -------     -------
         Total distributions ..........................................     (0.01)         --
                                                                          -------     -------
Net increase (decrease) in net asset value ............................      1.36       (4.92)
                                                                          -------     -------
Net Asset Value, End of period ........................................   $  6.44     $  5.08
                                                                          =======     =======
TOTAL RETURN ..........................................................     27.11%     (49.20)%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...............................   $28,277     $ 5,517
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .......      2.01%       3.95%(e)(f)
      After reimbursement and/or waiver of expenses by Adviser ........      1.15%       1.18%(e)(f)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .......      0.80%      (1.11)%(f)
      After reimbursement and/or waiver of expenses by Adviser ........      1.66%       1.66%(f)
   Portfolio Turnover .................................................    115.51%     121.99%(d)

----------
(a) Barings International Fund, Class I, commenced investment operations on November 2, 2007

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Includes payments by affiliates which is less than $0.005 per share.

(d)  Not Annualized.

(e) Ratios of expenses to average net assets include interest expense of less than 0.01% for the period ended October 31, 2008, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
DYNAMIC ALLOCATION FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                            YEAR       PERIOD
                                                                            ENDED       ENDED
                                                                          10/31/09   10/31/08(a)
                                                                          --------   -----------
Net Asset Value, Beginning of period ..................................   $  8.24    $ 10.00
                                                                          -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...........................................      0.06       0.07
      Net realized and unrealized income (loss) on investments ........      0.99(b)   (1.76)
                                                                          -------    -------
         Total from investment operations .............................      1.05      (1.69)
                                                                          -------    -------
LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .......     (0.12)     (0.07)
                                                                          -------    -------
         Total distributions ..........................................     (0.12)     (0.07)
                                                                          -------    -------
Net increase (decrease) in net asset value ............................      0.93      (1.76)
                                                                          -------    -------
Net Asset Value, End of period ........................................   $  9.17    $  8.24
                                                                          =======    =======
TOTAL RETURN ..........................................................     12.98%    (16.98)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...............................   $39,191    $ 6,070
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser (d) ...      1.69%      5.11%(e)(f)
      After reimbursement and/or waiver of expenses by Adviser (d) ....      1.30%      1.31%(e)(f)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .......      0.39%    (2.48)%(e)(f)
      After reimbursement and/or waiver of expenses by Adviser ........      0.78%      1.32%(e)(f)
   Portfolio Turnover .................................................    365.93%    498.68%(c)

----------
(a) Dynamic Allocation Fund, Class N, commenced investment operations on January 10, 2008.

(b)  Includes payments by affiliates which is less than $0.005 per share.

(c)  Not Annualized.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) Ratios of expenses to average net assets include interest expense of 0.01% for the period ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEW CENTURY ABSOLUTE RETURN ETF FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                           YEAR         PERIOD
                                                                           ENDED        ENDED
                                                                         10/31/09    10/31/08(a)
                                                                         --------    -----------
Net Asset Value, Beginning of period .................................   $  8.64     $ 10.00
                                                                         -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..........................................      0.04        0.01
      Net realized and unrealized gain (loss) on investments .........      0.28       (1.37)
                                                                         -------     -------
         Total from investment operations ............................      0.32       (1.36)
                                                                         -------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ......     (0.07)         --
                                                                         -------     -------
         Total distributions .........................................     (0.07)         --
                                                                         -------     -------
Net increase (decrease) in net asset value ...........................      0.25       (1.36)
                                                                         -------     -------
Net Asset Value, End of period .......................................   $  8.89     $  8.64
                                                                         =======     =======
TOTAL Return .........................................................      3.85%     (13.60)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..............................   $17,706     $13,748
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser (c) ..      1.51%       3.77%(e)
      After reimbursement and/or waiver of expenses by Adviser (c) ...      1.21%(d)    1.50%(e)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......      0.21%      (2.02)%(e)
      After reimbursement and/or waiver of expenses by Adviser .......      0.51%       0.25%(e)
   Portfolio Turnover ................................................    325.31%     172.11%(b)

----------
(a) New Century Absolute Return ETF Fund, Class N, commenced investment operations on March 4, 2008.

(b)  Not Annualized.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) The Sub-Adviser has agreed that for any full calendar year of operations, if any such period the Fund had a total return (before taxes) of less than zero then the Sub-Adviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the Adviser has agreed to reduce its advisory fee to 0.15%. For the period ended December 31, 2008, the Fund's total return was less than zero, therefore the Adviser reduced its advisory fee to 0.15% for the 2009 calendar year. The Adviser voluntarily waived 0.12% of its advisory fees through October 31, 2009.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
M.D. SASS ENHANCED EQUITY FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                           YEAR        PERIOD
                                                                           ENDED        ENDED
                                                                         10/31/09    10/31/08(a)
                                                                         --------    -----------
Net Asset Value, Beginning of period .................................   $  8.09     $  10.00
                                                                         -------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..........................................      0.11         0.14
      Net realized and unrealized gain (loss) on investments .........      1.02        (1.91)
                                                                         -------     --------
         Total from investment operations ............................      1.13        (1.77)
                                                                         -------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ......     (0.13)       (0.14)
      Distributions from net realized gain on investments ............     (0.52)          --
                                                                         -------     --------
         Total distributions .........................................     (0.65)       (0.14)
                                                                         -------     --------
Net increase (decrease)in net asset value ............................      0.48        (1.91)
                                                                         -------     --------
Net Asset Value, End of period .......................................   $  8.57     $   8.09
                                                                         =======     ========
TOTAL Return .........................................................     15.86%      (17.91)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..............................   $22,552     $ 14,389
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......      2.11%        2.38%(d)
      After reimbursement and/or waiver of expenses by Adviser .......      1.25%(c)     1.10%(d)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......      0.55%        0.86%(d)
      After reimbursement and/or waiver of expenses by Adviser .......      1.41%        2.14%(d)
   Portfolio Turnover ................................................     51.56%       23.68%(b)

----------
(a) M.D. Sass Enhanced Equity Fund, Class N, commenced investment operations on January 15, 2008.

(b)  Not Annualized.

(c) Effective June 1, 2009, the contractual expense limitation was increased from 1.10% to 1.40% due to the change in Sub-Adviser.

(d)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
LAKE PARTNERS LASSO ALTERNATIVES FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                            PERIOD
                                                                            ENDED
                                                                         10/31/09(a)
                                                                         -----------
Net Asset Value, Beginning of period .................................   $  10.00
                                                                         --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ............................................        --(b)
      Net realized and unrealized gain on investments ................       1.15
                                                                         --------
         Total from investment operations ............................       1.15
                                                                         --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ......         --
                                                                         --------
         Total distributions .........................................         --
                                                                         --------
Net increase in net asset value ......................................       1.15
                                                                         --------
Net Asset Value, End of period .......................................   $  11.15
                                                                         ========
TOTAL Return .........................................................      11.50%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..............................   $  1,845
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser(d) ...      18.16%(e)
      After reimbursement and/or waiver of expenses by Adviser(d) ....       1.35%(e)
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......    (16.92)%(e)
      After reimbursement and/or waiver of expenses by Adviser .......     (0.11)%(e)
Portfolio Turnover ...................................................      65.93%(c)

----------
(a) Lake Partners LASSO Alternatives Fund, Class I, commenced investment operations on April 1, 2009.

(b)  Represents less than $(0.005) per share.

(c)  Not Annualized.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FORTIS REAL ESTATE FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                                                        ENDED       ENDED       ENDED      ENDED        ENDED
                                                                      10/31/09    10/31/08    10/31/07    10/31/06    10/31/05
                                                                      --------    --------    --------    --------    --------
Net Asset Value, Beginning of period ..............................   $  6.08     $ 15.59     $ 19.99     $ 16.23     $ 14.56
                                                                      -------     -------     -------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................      0.15(a)     0.07(a)     0.30(a)     0.32(a)     0.46(a)
      Net realized and unrealized gain (loss) on investments ......     (0.28)      (5.50)      (0.40)       5.42        2.10
                                                                      -------     -------     -------     -------     -------
         Total from investment operations .........................     (0.13)      (5.43)      (0.10)       5.74        2.56
                                                                      -------     -------     -------     -------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ........................................     (0.18)      (0.09)      (0.05)      (0.13)      (0.26)
      Distributions from net realized gain on investments .........        --       (3.99)      (4.25)      (1.85)      (0.63)
                                                                      -------     -------     -------     -------     -------
         Total distributions ......................................     (0.18)      (4.08)      (4.30)      (1.98)      (0.89)
                                                                      -------     -------     -------     -------     -------
Net increase (decrease) in net asset value ........................     (0.31)      (9.51)      (4.40)       3.76        1.67
                                                                      -------     -------     -------     -------     -------
Net Asset Value, End of period ....................................   $  5.77     $  6.08     $ 15.59     $ 19.99     $ 16.23
                                                                      =======     =======     =======     =======     =======
TOTAL RETURN ......................................................     (1.44)%    (43.76)%     (1.41)%     39.19%      18.06%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $ 4,011     $ 6,030     $49,123     $72,506     $54,851
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................................      1.94%       1.57%(b)    1.46%(b)    1.46%(b)    1.45%
      After reimbursement and/or waiver of
         expenses by Adviser ......................................      1.37%       1.37%(b)    1.37%(b)    1.37%(b)    1.37%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................................      2.55%       0.49%       1.73%       1.77%       2.91%
      After reimbursement and/or waiver of
         expenses by Adviser ......................................      3.12%       0.69%       1.82%       1.86%       2.99%
      Portfolio Turnover ..........................................    139.76%      85.08%      88.75%      83.15%      43.14%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FORTIS REAL ESTATE FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR        YEAR        YEAR        YEAR        PERIOD
                                                                        ENDED       ENDED       ENDED       ENDED        ENDED
                                                                      10/31/09    10/31/08    10/31/07    10/31/06    10/31/05(a)
                                                                      --------    --------    --------    --------    -----------
Net Asset Value, Beginning of period ..............................   $  6.08     $ 15.62     $ 20.00     $ 16.23     $ 16.64
                                                                      -------     -------     -------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................      0.16(b)     0.09(b)     0.34(b)     0.36(b)     0.10(b)
      Net realized and unrealized gain (loss) on investments ......     (0.28)      (5.51)      (0.40)       5.42       (0.51)
                                                                      -------     -------     -------     -------     -------
         Total from investment operations .........................     (0.12)      (5.42)      (0.06)       5.78       (0.41)
                                                                      -------     -------     -------     -------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ........................................     (0.22)      (0.13)      (0.07)      (0.16)         --
      Distributions from net realized gain on investments .........        --       (3.99)      (4.25)      (1.85)         --
                                                                      -------     -------     -------     -------     -------
         Total distributions ......................................     (0.22)      (4.12)      (4.32)      (2.01)         --
                                                                      -------     -------     -------     -------     -------
Net increase (decrease) in net asset value ........................     (0.34)      (9.54)      (4.38)       3.77       (0.41)
                                                                      -------     -------     -------     -------     -------
Net Asset Value, End of period ....................................   $  5.74        6.08     $ 15.62     $ 20.00     $ 16.23
                                                                      =======     =======     =======     =======     =======
TOTAL RETURN ......................................................     (1.27)%    (43.58)%     (1.18)%     39.54%      (2.46)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $21,905     $23,411     $41,545     $46,025     $32,711
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................................      1.69%       1.32%(d)    1.20%(d)    1.21%(d)    1.32%(e)
      After reimbursement and/or waiver of
         expenses by Adviser ......................................      1.12%       1.12%(d)    1.11%(d)    1.12%(d)    1.11%(e)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................................      2.80%       0.74%       1.99%       2.02%       5.11%(e)
      After reimbursement and/or waiver of
         expenses by Adviser ......................................      3.37%       0.94%       2.08%       2.11%       5.32%(e)
   Portfolio Turnover .............................................    139.76%      85.08%      88.75%      83.15%      43.14%

----------
(a) Fortis Real Estate Fund, Class I, commenced investment operations on September 20, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL BALANCED FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                                                        ENDED       ENDED       ENDED       ENDED       ENDED
                                                                      10/31/09    10/31/08    10/31/07    10/31/06    10/31/05
                                                                      --------    --------    --------    --------    --------
Net Asset Value, Beginning of period ..............................   $ 15.61     $ 19.98     $ 17.21     $ 16.41     $ 15.81
                                                                      -------     -------     -------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................      0.21(a)     0.29        0.19(a)     0.18(a)     0.17(a)
      Net realized and unrealized gain (loss) on investments ......      2.15       (4.42)       2.82        0.87        0.67
                                                                      -------     -------     -------     -------     -------
         Total from investment operations .........................      2.36       (4.13)       3.01        1.05        0.84
                                                                      -------     -------     -------     -------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ........................................     (0.24)      (0.24)      (0.24)      (0.25)      (0.24)
                                                                      -------     -------     -------     -------     -------
         Total distributions ......................................     (0.24)      (0.24)      (0.24)      (0.25)      (0.24)
                                                                      -------     -------     -------     -------     -------
Net increase (decrease) in net asset value ........................      2.12       (4.37)       2.77        0.80        0.60
                                                                      -------     -------     -------     -------     -------
Net Asset Value, End of period ....................................   $ 17.73     $ 15.61     $ 19.98     $ 17.21     $ 16.41
                                                                      =======     =======     =======     =======     =======
TOTAL RETURN ......................................................     15.32%     (20.87)%     17.63%       6.56%       5.27%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $14,938     $16,586     $16,703     $23,355     $48,759
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................................      1.73%       1.74%       1.72%(b)    1.33%(b)    1.16%
      After reimbursement and/or waiver of
         expenses by Adviser ......................................      1.26%       1.35%       1.36%(b)    1.33%(b)    1.16%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................................      0.81%       0.74%       0.71%       1.07%       1.04%
      After reimbursement and/or waiver of
         expenses by Adviser ......................................      1.28%       1.13%       1.07%       1.07%       1.04%
   Portfolio Turnover .............................................     38.72%      43.65%      36.25%      33.70%      33.43%

----------
(a) The selected per share data was calculated using the weighed average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL BALANCED FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                                                        ENDED       ENDED       ENDED       ENDED       ENDED
                                                                      10/31/09    10/31/08    10/31/07    10/31/06    10/31/05
                                                                      --------    --------    --------    --------    --------
Net Asset Value, Beginning of period ..............................   $15.57      $ 19.94     $17.19      $16.39      $ 15.81
                                                                      ------      -------     ------      ------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................     0.23(a)      0.27       0.24(a)     0.22(a)      0.21(a)
      Net realized and unrealized gain (loss) on investments ......     2.16        (4.35)      2.80        0.88         0.66
                                                                      ------      -------     ------      ------      -------
         Total from investment operations .........................     2.39        (4.08)      3.04        1.10         0.87
                                                                      ------      -------     ------      ------      -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ........................................    (0.28)       (0.29)     (0.29)      (0.30)       (0.29)
                                                                      ------      -------     ------      ------      -------
         Total distributions ......................................    (0.28)       (0.29)     (0.29)      (0.30)       (0.29)
                                                                      ------      -------     ------      ------      -------
Net increase (decrease) in net asset value ........................     2.11        (4.37)      2.75        0.80         0.58
                                                                      ------      -------     ------      ------      -------
Net Asset Value, End of period ....................................   $17.68      $ 15.57     $19.94      $17.19      $ 16.39
                                                                      ======      =======     ======      ======      =======
TOTAL RETURN ......................................................    15.53%      (20.71)%    17.87%       6.80%        5.50%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $1,149      $   919     $1,158      $7,640      $19,609
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................................     1.57%        1.49%      1.44%(b)    1.07%(b)     0.91%
      After reimbursement and/or waiver of
         expenses by Adviser ......................................     1.10%        1.10%      1.08%(b)    1.07%(b)     0.91%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................................     0.97%        0.99%      0.99%       1.33%        1.29%
      After reimbursement and/or waiver of
         expenses by Adviser ......................................     1.44%        1.38%      1.35%       1.33%        1.29%
   Portfolio Turnover .............................................    38.72%       43.65%     36.25%      33.70%       33.43%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BALANCED FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                                                        ENDED       ENDED       ENDED       ENDED       ENDED
                                                                      10/31/09    10/31/08    10/31/07    10/31/06    10/31/05
                                                                      --------    --------    --------    --------    --------
Net Asset Value, Beginning of period ..............................   $  4.83     $  7.97     $ 10.65     $ 10.84     $  11.32
                                                                      -------     -------     -------     -------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................      0.08        0.08        0.12        0.12         0.16
      Net realized and unrealized gain (loss) on investments ......      0.71       (1.73)       0.69        0.45         0.20
                                                                      -------     -------     -------     -------     --------
         Total from investment operations .........................      0.79       (1.65)       0.81        0.57         0.36
                                                                      -------     -------     -------     -------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ........................................     (0.08)      (0.09)      (0.14)      (0.17)       (0.19)
      Distributions from net realized gain on investments .........        --       (1.40)      (3.35)      (0.59)       (0.65)
                                                                      -------     -------     -------     -------     --------
         Total distributions ......................................     (0.08)      (1.49)      (3.49)      (0.76)       (0.84)
                                                                      -------     -------     -------     -------     --------
Net increase (decrease) in net asset value ........................      0.71       (3.14)      (2.68)      (0.19)       (0.48)
                                                                      -------     -------     -------     -------     --------
Net Asset Value, End of period ....................................   $  5.54     $  4.83     $  7.97     $ 10.65     $  10.84
                                                                      =======     =======     =======     =======     ========
TOTAL RETURN ......................................................     16.50%     (24.76)%     10.47%       5.33%        3.20%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $16,805     $17,673     $35,924     $60,831     $173,051
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................................      1.49%       1.50%(a)    1.31%(a)    1.14%(a)     1.09%
      After reimbursement and/or waiver of
         expenses by Adviser ......................................      1.49%       1.50%(a)    1.31%(a)    1.14%(a)     1.09%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................................      1.43%       1.33%       1.48%       1.38%        1.53%
      After reimbursement and/or waiver of
         expenses by Adviser ......................................      1.43%       1.33%       1.48%       1.38%        1.53%
   Portfolio Turnover .............................................     43.33%     106.18%      60.93%      36.66%       28.76%

----------
(a) Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND - CLASS N
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                 YEAR       YEAR        YEAR           YEAR        YEAR
                                                                 ENDED      ENDED       ENDED          ENDED       ENDED
                                                               10/31/09   10/31/08    10/31/07       10/31/06    10/31/05
                                                               --------   --------    --------       --------    --------
Net Asset Value, Beginning of period .......................   $  8.60    $  9.73     $  9.62        $  9.69     $  10.13
                                                               -------    -------     -------        -------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................................      0.49(a)    0.47        0.48(a)        0.45(a)      0.42(a)
      Net realized and unrealized gain (loss) on
         investments .......................................      1.44      (1.10)       0.14          (0.04)       (0.38)
                                                               -------    -------     -------        -------     --------
         Total from investment operations ..................      1.93      (0.63)       0.62           0.41         0.04
                                                               -------    -------     -------        -------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ............................................     (0.51)     (0.50)      (0.51)         (0.48)       (0.48)
                                                               -------    -------     -------        -------     --------
         Total distributions ...............................     (0.51)     (0.50)      (0.51)         (0.48)       (0.48)
                                                               -------    -------     -------        -------     --------
Net increase (decrease) in net asset value .................      1.42      (1.13)       0.11          (0.07)       (0.44)
                                                               -------    -------     -------        -------     --------
Net Asset Value, End of period .............................   $ 10.02    $  8.60     $  9.73        $  9.62     $   9.69
                                                               =======    =======     =======        =======     ========
TOTAL RETURN ...............................................     22.99%     (6.89)%      6.56%          4.42%        0.40%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ....................   $47,008    $42,765     $52,662        $77,096     $138,807
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...........................................      0.96%      1.06%       1.04%(b)       0.96%(b)     0.95%
      After reimbursement and/or waiver of expenses by
         Adviser ...........................................      0.61%      0.65%(c)    0.73%(b)(c)    0.75%(b)     0.74%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...........................................      4.93%      4.59%       4.63%          4.45%        3.98%
      After reimbursement and/or waiver of expenses by
         Adviser ...........................................      5.28%      5.00%       4.94%          4.66%        4.19%
   Portfolio Turnover ......................................     40.81%     78.39%      71.61%         71.19%       41.33%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's expense reimbursement level, which affects the net expense ratio was changed from 0.74% to 0.64% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser's expense reimbursement level changed from 0.64% to 0.74%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND - CLASS I
                                                                OCTOBER 31, 2009
FINANCIAL HIGHLIGHTS

                                                                 YEAR       YEAR        YEAR           YEAR        YEAR
                                                                 ENDED      ENDED       ENDED          ENDED       ENDED
                                                               10/31/09   10/31/08    10/31/07       10/31/06    10/31/05
                                                               --------   --------    --------       --------    --------
Net Asset Value, Beginning of period .......................   $  8.60    $  9.73     $  9.62        $  9.69     $ 10.13
                                                               -------    -------     -------        -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................................      0.50(a)    0.48        0.51(a)        0.47(a)     0.44(a)
      Net realized and unrealized gain (loss) on
         investments .......................................      1.44      (1.09)       0.13          (0.03)      (0.37)
                                                               -------    -------     -------        -------     -------
         Total from investment operations ..................      1.94      (0.61)       0.64           0.44        0.07
                                                               -------    -------     -------        -------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ............................................     (0.52)     (0.52)      (0.53)         (0.51)      (0.51)
                                                               -------    -------     -------        -------     -------
      Total distributions ..................................     (0.52)     (0.52)      (0.53)         (0.51)      (0.51)
                                                               -------    -------     -------        -------     -------
Net increase (decrease) in net asset value .................      1.42      (1.13)       0.11          (0.07)      (0.44)
                                                               -------    -------     -------        -------     -------
Net Asset Value, End of period .............................   $ 10.02    $  8.60     $  9.73        $  9.62     $  9.69
                                                               =======    =======     =======        =======     =======
TOTAL RETURN ...............................................     23.14%     (6.65)%      6.84%          4.68%       0.65%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ....................   $20,276    $25,891     $39,318        $43,148     $72,876
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...........................................      0.84%      0.81%       0.78%(b)       0.71%(b)    0.70%
      After reimbursement and/or waiver of expenses by
         Adviser ...........................................      0.49%      0.40%(c)    0.47%(b)(c)    0.50%(b)    0.49%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ...........................................      5.05%      4.84%       4.89%          4.70%       4.23%
      After reimbursement and/or waiver of expenses by
         Adviser ...........................................      5.40%      5.25%       5.20%          4.91%       4.44%
   Portfolio Turnover ......................................     40.81%     78.39%      71.61%         71.19%      41.33%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's expense reimbursement level, which affects the net expense ratio, was changed from 0.49% to 0.39% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser's expense reimbursement level changed from 0.39% to 0.49%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS

NOTE (A) FUND ORGANIZATION: The Aston Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company with 24 separate portfolios established by the Board of Trustees as of October 31, 2009.

Aston Asset Management LLC ("Aston"), the investment adviser to each Fund included in these financial statements and the administrator to all of the Funds, manages each Fund by retaining one or more Sub-Advisers to manage each Fund. The following 24 portfolios of the Trust are included in these financial statements:

Aston/Montag & Caldwell Growth Fund (the "M&C Growth Fund")

Aston/Veredus Select Growth Fund (the "Veredus Select Growth Fund")

Aston Growth Fund (the "Growth Fund")

Aston/Optimum Large Cap Opportunity Fund (the "Optimum Large Cap Opportunity Fund")

Aston Value Fund (the "Value Fund")

Aston/TAMRO Diversified Equity Fund, formerly known as Aston/TAMRO All Cap Fund (the "TAMRO Diversified Equity Fund")

Aston/River Road Dividend All Cap Value Fund, (the "River Road Dividend All Cap Value Fund")

Aston/Optimum Mid Cap Fund (the "Optimum Mid Cap Fund")

Aston/Montag & Caldwell Mid Cap Growth Fund (the "M&C Mid Cap Growth Fund")

Aston/Cardinal Mid Cap Value Fund (the "Cardinal Mid Cap Value Fund")

Aston/River Road Small-Mid Cap Fund (the "River Road Small-Mid Cap Fund")

Aston/Veredus Aggressive Growth Fund (the "Veredus Aggressive Growth Fund")

Aston/TAMRO Small Cap Fund (the "TAMRO Small Cap Fund")

Aston/River Road Small Cap Value Fund (the "River Road Small Cap Value Fund")

Aston/Neptune International Fund (the "Neptune International Fund")

Aston/Barings International Fund (the "Barings International Fund")

Aston Dynamic Allocation Fund, formerly known as Aston/Smart Portfolios Fund (the "Dynamic Allocation Fund")

Aston/New Century Absolute Return ETF Fund (the "New Century Absolute Return ETF Fund")

Aston/M.D. Sass Enhanced Equity Fund, formerly known as Aston/MB Enhanced Equity Income Fund (the "M.D. Sass Enhanced Equity Fund")

Aston/Lake Partners LASSO Alternatives Fund (the "Lake Partners LASSO Alternatives Fund")

Aston/Fortis Real Estate Fund (the "Fortis Real Estate Fund")

Aston/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund")

Aston Balanced Fund (the "Balanced Fund")

Aston/TCH Fixed Income Fund (the "TCH Fixed Income Fund")

M&C Growth Fund and Growth Fund are authorized to issue three classes of shares (Class N Shares, Class I Shares and Class R Shares). Veredus Select Growth Fund, Value Fund, River Road Dividend All Cap Value Fund, Optimum Mid Cap Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, Neptune International Fund, Barings International Fund, Fortis Real Estate Fund, M&C Balanced Fund, Balanced Fund and TCH Fixed Income Fund are each authorized to issue two classes of shares (Class N Shares and Class I Shares). Optimum Large Cap Opportunity Fund, TAMRO Diversified Equity Fund, M&C Mid Cap Growth Fund, Cardinal Mid Cap Value Fund, Dynamic Allocation Fund, New Century Absolute Return ETF Fund, M.D. Sass Enhanced Equity Fund and Lake Partners LASSO Alternatives Fund are each authorized to issue one class of shares (Class I Shares for Lake Partners LASSO Alternatives Fund, Class N Shares for all others). Currently Barings International Fund offers only Class I Shares and Balanced Fund offers only Class N Shares. Each class of shares is substantially the same except that certain classes of shares bear class specific expenses, which include distribution fees. TAMRO Small Cap Fund and River Road Small Cap Value Fund are closed to new investors until further notice.

The investment objectives of the Funds are as follows:

M&C GROWTH FUND        Long-term capital appreciation and, secondarily, current
                       income, by investing primarily in common stocks and
                       convertible securities.

VEREDUS SELECT         Capital appreciation.
   GROWTH FUND

GROWTH FUND            Long-term total return through a combination of capital
                       appreciation and current income by investing primarily in
                       a combination of stocks and bonds.

OPTIMUM LARGE CAP      Long-term capital appreciation.
   OPPORTUNITY FUND

VALUE FUND             Total return through long-term capital appreciation and
                       current income.

TAMRO DIVERSIFIED      Long-term capital appreciation.
   EQUITY FUND

RIVER ROAD DIVIDEND    High current income and, secondarily, long-term capital
   ALL CAP VALUE FUND  appreciation.

OPTIMUM MID CAP        Long-term total return through capital appreciation by
   FUND                investing primarily in common and preferred stocks and
                       convertible securities.

M&C MID CAP            Long-term capital appreciation and secondarily, current
   GROWTH FUND         income, by investing primarily in common stocks and
                       convertible securities.

CARDINAL MID CAP       High level of total return.
   VALUE FUND

RIVER ROAD SMALL-MID   Long-term capital appreciation.
   CAP FUND

VEREDUS AGGRESSIVE     Capital appreciation.
   GROWTH FUND

TAMRO SMALL CAP        Long-term capital appreciation.
   FUND

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

RIVER ROAD SMALL        Long-term capital appreciation.
   CAP VALUE FUND
NEPTUNE                 Long-term capital appreciation.
   INTERNATIONAL FUND
BARINGS                 Total return.
   INTERNATIONAL FUND
DYNAMIC ALLOCATION      Long-term capital appreciation.
   FUND
NEW CENTURY             Positive total return.
   ABSOLUTE RETURN
   ETF FUND
M.D. SASS ENHANCED      Total return through a combination of a high level
   EQUITY FUND          of current income and capital appreciation.
LAKE PARTNERS LASSO     Long term total return with reduced correlation
   ALTERNATIVES FUND    to the conventional stock and bond markets.
FORTIS REAL ESTATE      Total return through a combination of growth and
   FUND                 income.
M&C BALANCED FUND       Long-term total return.
BALANCED FUND           Growth of capital with current income by investing
                        in a combination of equity and fixed income
                        securities.
TCH FIXED INCOME        High current income consistent with prudent risk
   FUND                 of capital.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles.

(1) SECURITY VALUATION: Equity securities, closed-end funds and index options traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price ("NOCP"), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices may be used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by a pricing service when such prices are believed by the Adviser to reflect the current market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with maturities of 60 days or less, are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost. Investments in money market funds are valued at the underlying fund's net asset value ("NAV") at the date of valuation. Foreign securities are valued at the last sales price on the primary exchange where the security is traded. Under the fair value procedures adopted by the Board of Trustees, the Funds may utilize the services of an independent pricing service to determine fair value prices for foreign securities if certain market events occur.

Certain Funds invest in exchange traded funds ("ETFs"), which are shares of other investment companies ("underlying funds"). An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. When a Fund invests in an underlying fund, shareholders of the Fund bear their proportionate share of the other underlying fund's fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Funds' fees and expenses.

Certain Funds invest in securities of other investment companies, including ETFs, open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the Funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund's fees and expenses.

FAIR VALUE MEASUREMENTS - The inputs and valuations techniques used to measure fair value of the Funds' net assets are summarized into three levels as described in the hierarchy below:

     - Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of October 31, 2009 is as follows:

                                                                                    Level 2        Level 3
                                                     Total           Level 1      Significant    Significant
                                                   Value at          Quoted        Observable   Unobservable
FUNDS                                              10/31/09           Price          Input          Input
-----                                           --------------   --------------   -----------   ------------
M&C GROWTH FUND
   Investments in Securities* ...............   $2,487,087,612   $2,487,087,612   $        --      $   --
                                                ==============   ==============   ===========      ======
VEREDUS SELECT GROWTH FUND
   Investments in Securities* ...............   $   86,314,254   $   86,314,254   $        --      $   --
                                                ==============   ==============   ===========      ======
GROWTH FUND
   Investments in Securities* ...............   $  202,438,332   $  202,438,332   $        --      $   --
                                                ==============   ==============   ===========      ======
OPTIMUM LARGE CAP OPPORTUNITY FUND
   Investments in Securities* ...............   $    4,201,166   $    4,201,166   $        --      $   --
                                                ==============   ==============   ===========      ======
VALUE FUND
   Investments in Securities* ...............   $  225,725,844   $  225,725,844   $        --      $   --
                                                ==============   ==============   ===========      ======
TAMRO DIVERSIFIED EQUITY FUND
   Investments in Securities* ...............   $   10,519,869   $   10,519,869   $        --      $   --
                                                ==============   ==============   ===========      ======
RIVER ROAD DIVIDEND ALL CAP VALUE FUND
   Investments in Securities* ...............   $  158,554,117   $  158,554,117   $        --      $   --
                                                ==============   ==============   ===========      ======
OPTIMUM MID CAP FUND
   Investments in Securities* ...............   $  988,690,426   $  988,690,426   $        --      $   --
                                                ==============   ==============   ===========      ======
M&C MID CAP GROWTH FUND
   Investments in Securities* ...............   $    2,986,293   $    2,986,293   $        --      $   --
                                                ==============   ==============   ===========      ======
CARDINAL MID CAP VALUE FUND
   Investments in Securities* ...............   $      926,062   $      926,062   $        --      $   --
                                                ==============   ==============   ===========      ======
RIVER ROAD SMALL-MID CAP FUND
   Investments in Securities* ...............   $  208,535,085   $  208,535,085   $        --      $   --
                                                ==============   ==============   ===========      ======
VEREDUS AGGRESSIVE GROWTH FUND
   Investments in Securities* ...............   $   45,998,175   $   45,998,175   $        --      $   --
                                                ==============   ==============   ===========      ======
TAMRO SMALL CAP
   Common Stocks
   Consumer Discretionary ...................   $  164,983,026   $  164,983,026   $        --      $   --
   Consumer Staples .........................       57,064,879       57,064,879            --          --
   Energy ...................................       60,306,524       60,306,524            --          --
   Financials ...............................      139,631,805      139,567,458        64,347          --
   Health Care ..............................       61,844,132       61,844,132            --          --
   Industrials ..............................       97,419,597       97,419,597            --          --
   Information Technology ...................      145,641,651      145,641,651            --          --
   Telecommunication Services ...............       14,275,889       14,275,889            --          --
                                                --------------   --------------   -----------      ------
                                                   741,167,503      741,103,156        64,347          --
                                                --------------   --------------   -----------      ------
   Investment Company* ......................        7,727,276        7,727,276            --          --
                                                --------------   --------------   -----------      ------
   Total ....................................   $  748,894,779   $  748,830,432   $    64,347      $   --
                                                ==============   ==============   ===========      ======
RIVER ROAD SMALL CAP VALUE FUND
   Common Stocks
   Consumer Discretionary ...................   $  133,425,656   $  132,894,134   $   531,522      $   --
   Consumer Staples .........................       79,557,101       79,557,101            --          --
   Energy ...................................       28,807,794       28,807,794            --          --
   Financials ...............................       72,429,481       72,429,481            --          --
   Health Care ..............................       33,831,345       33,831,345            --          --
   Industrials ..............................       60,871,494       60,871,494            --          --
   Information Technology ...................       29,252,138       27,506,823     1,745,315          --
   Materials ................................       25,454,598       25,454,598            --          --
   Utilities ................................       13,116,423       13,116,423            --          --
                                                --------------   --------------   -----------      ------
                                                   476,746,030      474,469,193     2,276,837          --
                                                --------------   --------------   -----------      ------
   Investment Company* ......................       24,936,205       24,936,205            --          --
                                                --------------   --------------   -----------      ------
   Total ....................................   $  501,682,235   $  499,405,398   $ 2,276,837      $   --
                                                ==============   ==============   ===========      ======

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                                    Level 2        Level 3
                                                     Total           Level 1      Significant    Significant
                                                   Value at          Quoted        Observable   Unobservable
FUNDS                                              10/31/09           Price          Input          Input
-----                                           --------------   --------------   -----------   ------------
NEPTUNE INTERNATIONAL FUND
   Common Stocks
   Australia ................................   $       24,521   $           --     $  24,521      $   --
   Brazil ...................................           46,220           46,220            --          --
   China ....................................          423,655          100,984       322,671          --
   Italy ....................................           24,767               --        24,767          --
   Japan ....................................           47,979               --        47,979          --
   Luxembourg ...............................           12,115               --        12,115          --
   Netherlands ..............................           59,044               --        59,044          --
   Norway ...................................           33,057               --        33,057          --
   Russia ...................................          267,489          205,585        61,904          --
   Switzerland ..............................           56,716               --        56,716          --
   Taiwan ...................................           19,080           19,080            --          --
   United Kingdom ...........................          459,618               --       459,126         492
                                                --------------   --------------   -----------      ------
   Total ....................................   $    1,474,261   $      371,869   $ 1,101,900      $  492
                                                ==============   ==============   ===========      ======
BARINGS INTERNATIONAL FUND
   Common Stocks
   Australia ................................   $    1,003,880   $           --   $ 1,003,880      $   --
   Belgium ..................................          527,203               --       527,203          --
   Brazil ...................................        1,255,179        1,255,179            --          --
   Canada ...................................          457,814          457,814            --          --
   China ....................................          395,057               --       395,057          --
   France ...................................        1,623,425               --     1,623,425          --
   Germany ..................................        2,620,174               --     2,620,174          --
   Hong Kong ................................        1,087,135               --     1,087,135          --
   Japan ....................................        4,163,562               --     4,163,562          --
   Netherlands ..............................        1,732,541               --     1,732,541          --
   Norway ...................................          438,304               --       438,304          --
   Papua New Guinea .........................          436,395               --       436,395          --
   Russia ...................................          501,523          501,523            --          --
   Singapore ................................          439,563               --       439,563          --
   Spain ....................................          928,733               --       928,733          --
   Switzerland ..............................        2,357,334          425,313     1,932,021          --
   United Kingdom ...........................        7,064,433               --     7,058,623       5,810
                                                --------------   --------------   -----------      ------
                                                    27,032,255        2,639,829    24,386,616       5,810
                                                --------------   --------------   -----------      ------
   Exchange Traded Fund .....................          703,560          703,560            --          --
   Investment Company* ......................          419,474          419,474            --          --
                                                --------------   --------------   -----------      ------
   Total ....................................   $   28,155,289   $    3,762,863   $24,386,616      $5,810
                                                ==============   ==============   ===========      ======
DYNAMIC ALLOCATION FUND
   Investments in Securities* ...............   $   39,043,536   $   39,043,536   $        --      $   --
                                                ==============   ==============   ===========      ======
NEW CENTURY ABSOLUTE RETURN ETF FUND
   Investments in Securities* ...............   $   17,706,194   $   17,706,194   $        --      $   --
                                                ==============   ==============   ===========      ======
M.D. SASS ENHANCED EQUITY FUND
   Common Stocks* ...........................   $   22,520,953   $   22,520,953   $        --      $   --
   Purchased Options ........................          250,900          250,900            --          --
   Investment Company* ......................        1,285,564        1,285,564            --          --
   Other Financial Instruments** ............       (1,283,625)      (1,283,625)           --          --
                                                --------------   --------------   -----------      ------
   Total ....................................   $   22,773,792   $   22,773,792   $        --      $   --
                                                ==============   ==============   ===========      ======
LAKE PARTNERS LASSO ALTERNATIVE FUND
   Investments in Securities* ...............   $    1,824,248   $    1,824,248   $        --      $   --
                                                ==============   ==============   ===========      ======
FORTIS REAL ESTATE FUND
   Investments in Securities* ...............   $   25,742,417   $   25,742,417   $        --      $   --
                                                ==============   ==============   ===========      ======
M&C BALANCED FUND
   Common Stocks* ...........................   $   10,276,102   $   10,276,102   $        --      $   --
   Corporate Notes and Bonds ................        3,755,092               --     3,755,092          --
   U.S. Government and Agency Obligations ...        1,785,539               --     1,785,539          --
                                                --------------   --------------   -----------      ------
Total .......................................   $   15,816,733   $   10,276,102   $ 5,540,631      $   --
                                                ==============   ==============   ===========      ======

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                                    Level 2        Level 3
                                                     Total           Level 1      Significant    Significant
                                                   Value at          Quoted        Observable   Unobservable
FUNDS                                              10/31/09           Price          Input          Input
-----                                           --------------   --------------   -----------   ------------
BALANCED FUND
   Common Stocks* ...........................   $    9,946,631   $    9,946,631   $        --      $   --
   U.S. Government and Agency Obligations ...        2,948,631               --     2,948,631          --
   Corporate Notes and Bonds ................        2,944,622               --     2,944,622          --
   Investment Company* ......................          962,607          962,607            --          --
                                                --------------   --------------   -----------      ------
   Total ....................................   $   16,802,491   $   10,909,238   $ 5,893,253      $   --
                                                ==============   ==============   ===========      ======
TCH FIXED INCOME FUND
   Corporate Notes and Bonds ................   $   35,323,525   $           --   $35,323,525      $   --
   U.S. Government and Agency Obligations ...       25,804,568               --    25,804,568          --
   Commercial Mortgage-Backed Securities ....        1,732,582               --     1,732,582          --
   Investment Company* ......................        3,515,024        3,515,024            --          --
                                                --------------   --------------   -----------      ------
   Total ....................................   $   66,375,699   $    3,515,024   $62,860,675      $   --
                                                ==============   ==============   ===========      ======

* Common Stocks and Investment Companies are Level 1. Please refer to the Schedule of Investments for industry, sector or country breakout.

** Other financial instruments include written options for the M.D. Sass Enhanced Equity Fund.

Level 3 holdings were valued using internal valuation techniques which took into consideration factors including previous experience with similar securities of the same issuer, conversion ratio and security terms.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of October 31, 2009:

                                                               Investments in
                                                                 Securities
                                                               --------------
NEPTUNE INTERNATIONAL FUND
   Fair Value, beginning of period .........................       $    --
   Net purchases (sales) ...................................          (252)
   Total net realized gains (losses) .......................           743
   Total change in unrealized appreciation (depreciation) ..             1
                                                                   -------
   Fair Value, end of period ...............................       $   492
                                                                   =======
   Change in net unrealized appreciation (depreciation)
      on Level 3 holdings held at end of period ............       $     1
                                                                   =======
BARINGS INTERNATIONAL FUND
   Fair Value, beginning of period .........................       $    --
   Net purchases (sales) ...................................         5,116
   Total net realized gains (losses) .......................           680
   Total change in unrealized appreciation (depreciation) ..            14
                                                                   -------
   Fair Value, end of period ...............................       $ 5,810
                                                                   =======
   Change in net unrealized appreciation (depreciation)
      on Level 3 holdings held at end of period ............       $    14
                                                                   =======

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser or Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller. At October 31, 2009, the Funds did not own any repurchase agreements.

(3) WHEN ISSUED/DELAYED DELIVERY SECURITIES: Each Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. At October 31, 2009, the Funds did not own any when issued or delayed delivery securities.

(4) MORTGAGE-BACKED SECURITIES: M&C Balanced Fund, Balanced Fund and TCH Fixed Income Fund may invest in mortgage-backed securities ("MBS"), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) are supported only by the credit of the issuer.

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. The Funds previously listed may also invest in collateralized mortgage obligations ("CMO") and real estate mortgage investment conduits ("REMIC"). A CMO is a bond that is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

(5) OPTIONS CONTRACTS: In the normal course of pursuing its investment objectives, certain Funds are subject to price volatility risk. Certain Funds may write and/or purchase call and put options on securities for hedging purposes only. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund's Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value, based on the quoted daily settlement price, of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid. Options were traded during the year in the TAMRO Diversified Equity, M.D. Sass Enhanced Equity and New Century Absolute Return ETF Funds. The fair value of purchased options in the TAMRO Diversified Equity Fund is included in the Investments at Cost line in the Statement of Assets and Liabilities. The premiums received and the fair value of written equity options outstanding in the M.D. Sass Enhanced Equity Fund are included in a separate line item in the Statement of Assets and Liabilities. Net realized and unrealized gain/loss amounts are included in separate line items in the Statements of Operations for these respective funds. See the Schedules of Investments for open options contracts held by TAMRO Diversified Equity and M.D. Sass Enhanced Equity Funds at October 31, 2009. There were no outstanding options purchased or written for the New Century Absolute Return ETF Fund at October 31, 2009. The contract volumes indicated within are indicative of activity for the year ended October 31, 2009.

(6) FORWARD FOREIGN CURRENCY CONTRACTS: In the normal course of pursuing their investment objectives, certain Funds are subject to foreign investment and currency risk. Certain Funds may enter into forward foreign currency contracts ("forward contracts") for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve a Fund's investment goal. These contracts are marked-to-market daily at the applicable translation rates. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. As of October 31, 2009, there were no open forward foreign currency contracts.

(7) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily and is captured in dividends and interest receivable. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Securities are accounted for on a trade date basis. The cost of securities sold is determined using the identified cost method for the Optimum Mid Cap Fund and First In First Out ("FIFO") method for all other Funds.

(8) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

(9) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2009, the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended:

                               2010        2011      2012     2013     2014        2015        2016          2017          TOTAL
                            ---------   ---------   -------   ----   ---------   --------   -----------   -----------   -----------
M&C Growth Fund .........   $      --   $      --   $    --   $--    $      --   $     --   $        --   $86,434,151   $86,434,151
Veredus Select
   Growth Fund ..........          --          --        --    --           --         --    20,645,901    18,622,364    39,268,265
Growth Fund .............          --          --        --    --           --         --    11,375,824    27,330,965    38,706,789
Optimum Large Cap
   Opportunity Fund .....          --          --        --    --           --    900,934     4,340,402     1,110,827     6,352,163
Value Fund ..............          --          --        --    --           --         --            --    29,923,488    29,923,488
TAMRO Diversified
   Equity Fund ..........          --          --        --    --           --         --       323,950     1,119,889     1,443,839
River Road Dividend
   All Cap Value Fund ...          --          --        --    --           --         --     3,845,894     6,959,803    10,805,697
Optimum Mid Cap Fund ....          --          --        --    --           --         --            --       409,568       409,568
M&C Mid Cap
   Growth Fund ..........          --          --        --    --           --         --       343,633       413,601       757,234
Cardinal Mid Cap
   Value Fund ...........          --          --        --    --           --         --        81,755       294,280       376,035
River Road Small-Mid
   Cap Fund .............          --          --        --    --           --    171,820     4,200,696    11,382,935    15,755,451
Veredus Aggressive
   Growth Fund ..........          --          --        --    --           --         --    22,597,198    16,347,889    38,945,087
TAMRO Small Cap Fund ....          --          --        --    --           --         --    24,563,509    63,071,540    87,635,049
River Road Small Cap
   Value Fund ...........          --          --        --    --           --         --    35,323,830    36,796,207    72,120,037
Neptune International
   Fund .................          --          --        --    --           --      7,221       732,365     2,673,800     3,413,386
Barings International
   Fund .................          --          --        --    --           --         --     1,923,797       966,034     2,889,831
New Century Absolute
   Return ETF Fund ......          --          --        --    --           --         --       454,248     2,031,844     2,486,092
M.D. Sass Enhanced
   Equity Fund ..........          --          --        --    --           --         --            --       152,602       152,602
Fortis Real Estate
  Fund ..................          --          --        --    --           --         --    12,378,561    11,228,100    23,606,661
M&C Balanced Fund .......   4,092,594   2,978,228        --    --           --         --            --       638,828     7,709,650
Balanced Fund ...........          --          --        --    --           --         --       455,967     2,088,044     2,544,011
TCH Fixed Income Fund ...      15,377          --   139,950    --    5,274,089         --     2,654,917     1,270,779     9,355,112

For the year ended October 31, 2009, Growth Fund had $15,120,067 of capital losses that expired.

For the year ended October 31, 2009, Dynamic Allocation Fund utilized $220,013 of capital losses expiring in 2016.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(10) MULTI-CLASS OPERATIONS: With respect to M&C Growth Fund, Veredus Select Growth Fund, Growth Fund, Value Fund, River Road Dividend All Cap Value Fund, Optimum Mid Cap Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, Neptune International Fund, Fortis Real Estate Fund, M&C Balanced Fund and TCH Fixed Income Fund, each class offered by these Funds has equal rights as to net assets.

Income, fund and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated to each class and include distribution fees.

(11) OFFERING COSTS: Certain costs were incurred in connection with the offering of the following Funds as disclosed in the table below. The costs associated have been capitalized and are being amortized on a straight-line basis over twelve months based on the commencement date of the Funds, stated below.

                                                               ORIGINAL
FUND                                    COMMENCEMENT DATE   OFFERING COSTS
---                                     -----------------   --------------
Dynamic Allocation Fund                  January 10, 2008      $70,170
New Century Absolute Return ETF Fund        March 4, 2008       83,557
M.D. Sass Enhanced Equity Fund           January 15, 2008       60,391
Lake Partners LASSO Alternatives Fund       April 1, 2009       75,292

Aston Funds
                                                               OCTOBER  31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(12) USE OF ESTIMATES: The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(13) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

(14) RECENT ACCOUNTING PRONOUNCEMENT: In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

NOTE (C) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dividend All Cap Value Fund, M.D. Sass Enhanced Equity Fund and TCH Fixed Income Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Value Fund, Dynamic Allocation Fund, New Century Absolute Return ETF Fund, M&C Balanced Fund and Balanced Fund distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

M&C Growth Fund, Veredus Select Growth Fund, Growth Fund, Optimum Large Cap Opportunity Fund, TAMRO Diversified Equity Fund, Optimum Mid Cap Fund, M&C Mid Cap Growth Fund, Cardinal Mid Cap Value Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, Neptune International Fund, Barings International Fund, Fortis Real Estate Fund and Lake Partners LASSO Alternatives Fund, distribute dividends from net investment income to shareholders annually and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Dividends and distributions are automatically reinvested in additional Fund shares on ex-date at that day's ending NAV for the respective Fund for those shareholders who have elected the reinvestment option.

Differences in dividends per share between classes of M&C Growth Fund, Veredus Select Growth Fund, Growth Fund, Value Fund, River Road Dividend All Cap Value Fund, Optimum Mid Cap Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, Neptune International Fund, Fortis Real Estate Fund, M&C Balanced Fund and TCH Fixed Income Fund are due to different class expenses. Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. Permanent differences, such as net operating losses, nondeductible expenses, premium amortization, mark to market on Passive Foreign Investment Companies and adjustment for Real Estate Investment Trusts, are reclassified among capital accounts in the financial statements to reflect their character. Temporary differences, such as deferrals on losses relating to wash sales transactions and capital loss carryovers, arise when income, expenses, gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Permanent differences between book and tax basis reporting for the 2009 fiscal year have been identified and appropriately reclassified as follows. These reclassifications have no impact on net assets.

                                                       ACCUMULATED
                                                    UNDISTRIBUTED NET     ACCUMULATED NET
                                                    INVESTMENT INCOME   REALIZED GAIN (LOSS)   PAID IN CAPITAL
                                                    -----------------   --------------------   ---------------
M&C Growth Fund .................................     $   (6,432)          $     6,432           $         --
Veredus Select Growth Fund ......................         21,533                    --                (21,533)
Growth Fund .....................................             11            15,120,056            (15,120,067)
Value Fund ......................................           (898)                  898                     --
TAMRO Diversified Equity Fund ...................          9,366                    --                 (9,366)
River Road Dividend All Cap Value Fund ..........       (920,045)              911,969                  8,076
Optimum Mid Cap Fund ............................           (748)                  748                     --
M&C Mid Cap Growth Fund .........................         (7,137)                   --                  7,137
Cardinal Mid Cap Value Fund .....................        (30,928)                   --                 30,928
Veredus Aggressive Growth Fund ..................        490,865               329,706               (820,571)
TAMRO Small Cap Fund ............................      1,006,730               174,639             (1,181,369)
River Road Small Cap Value Fund .................          7,354                (7,354)                    --
Neptune International Fund ......................        (82,084)               61,111                 20,973
Barings International Fund ......................       (151,799)              152,036                   (237)
Dynamic Allocation Fund. ........................        (22,624)                  (67)                22,691

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                      ACCUMULATED
                                                    UNDISTRIBUTED NET     ACCUMULATED NET
                                                    INVESTMENT INCOME   REALIZED GAIN (LOSS)   PAID IN CAPITAL
                                                    -----------------   --------------------   ---------------
New Century Absolute Return ETF Fund  ...........          6,960                    --                 (6,960)
M.D. Sass Enhanced Equity Fund ..................         (4,317)                   66                  4,251
Lake Partners LASSO Alternatives Fund ...........          1,859                    --                 (1,859)
Fortis Real Estate Fund  ........................        (25,434)               25,434                     --
M&C Balanced Fund ...............................        141,176              (141,176)                    --
Balanced Fund ...................................        127,143              (127,143)                    --
TCH Fixed Income Fund ...........................        (56,885)               56,885                     --

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal years ended 2009 and 2008 was as follows:



                                                     DISTRIBUTIONS PAID IN 2009              DISTRIBUTIONS PAID IN 2008
                                                  -------------------------------   -------------------------------------------
                                                                      LONG-TERM                         LONG-TERM     RETURN OF
                                                  ORDINARY INCOME   CAPITAL GAINS   ORDINARY INCOME   CAPITAL GAINS    CAPITAL
                                                  ---------------   -------------   ---------------   -------------   ---------
M&C Growth Fund ...............................     $6,282,502       $43,115,588      $40,646,846      $227,599,180    $    --
Veredus Select Growth Fund ....................             --                --        6,651,877         1,462,356         --
Growth Fund ...................................        846,488                --        9,845,290        90,452,517         --
Optimum Large Cap Opportunity Fund ............             --                --           26,900                --         --
Value Fund ....................................      4,238,721        26,989,113        7,735,979        35,024,643         --
TAMRO Diversified Equity Fund .................         38,534                --          252,035           976,804         --
River Road Dividend All Cap Value Fund ........      2,632,122                --        2,532,551           495,595     24,198
Optimum Mid Cap Fund ..........................      5,276,291        10,425,693        8,375,773        56,595,670         --
Cardinal Mid Cap Value Fund ...................          8,532                --               --                --         --
River Road Small-Mid Cap Fund .................        268,642                --           58,969                --         --
Veredus Aggressive Growth Fund ................        329,706                --       22,230,291        31,954,642         --
TAMRO Small Cap Fund ..........................        343,822                --            2,106        17,214,592         --
River Road Small Cap Value Fund ...............        584,344                --       10,151,344         1,306,132         --
Neptune International Fund ....................         65,622                --           28,222                --         --
Barings International Fund ....................          4,815                --               --                --         --
Dynamic Allocation Fund .......................        187,961                --           37,610                --         --
New Century Absolute Return ETF Fund ..........        121,220                --               --                --         --
M.D. Sass Enhanced Equity Fund ................      1,297,601                --          210,633                --         --
Fortis Real Estate Fund .......................        977,351                --        3,500,548        19,703,911         --
M&C Balanced Fund .............................        266,425                --          243,807                --         --
Balanced Fund .................................        255,328                --          798,522         5,591,012         --
TCH Fixed Income Fund .........................      3,716,858                --        4,498,684                --         --

As of October 31, 2009, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

                                                                                                  UNREALIZED
                                              CAPITAL LOSS     UNDISTRIBUTED     UNDISTRIBUTED   APPRECIATION/
                                              CARRYFORWARD    ORDINARY INCOME   LONG-TERM GAIN   DEPRECIATION       TOTAL
                                              -------------   ---------------   --------------   -------------   -------------
M&C Growth Fund ...........................   $(86,434,151)     $7,373,003           $   --       $245,084,850   $166,023,702
Veredus Select Growth Fund ................    (39,268,265)             --               --          4,985,278    (34,282,987)
Growth Fund ...............................    (38,706,789)        767,143               --          4,042,025    (33,897,621)
Optimum Large Cap Opportunity Fund ........     (6,352,163)          8,948               --            120,931     (6,222,284)
Value Fund ................................    (29,923,488)        263,036               --        (13,151,691)   (42,812,143)
TAMRO Diversified Equity Fund .............     (1,443,839)             --               --          1,346,316        (97,523)
River Road Dividend All Cap Value Fund ....    (10,805,697)         45,315               --         12,605,656      1,845,274
Optimum Mid Cap Fund ......................       (409,568)        130,625               --         18,988,409     18,709,466
M&C Mid Cap Growth Fund ...................       (757,234)             --               --             58,723       (698,511)
Cardinal Mid Cap Value Fund ...............       (376,035)            904               --             46,089       (329,042)
River Road Small-Mid Cap Fund .............    (15,755,451)        174,467               --         10,344,513     (5,236,471)
Veredus Aggressive Growth Fund ............    (38,945,087)             --               --          4,263,314    (34,681,773)
TAMRO Small Cap Fund ......................    (87,635,049)             --               --         64,097,990    (23,537,059)
River Road Small Cap Value Fund ...........    (72,120,037)        373,360               --         21,226,315    (50,520,362)
Neptune International Fund ................     (3,413,386)         84,460               --           (283,253)    (3,612,179)
Barings International Fund ................     (2,889,831)        114,467               --          3,454,634        679,270
Dynamic Allocation Fund. ..................             --       2,906,655            2,690             77,118      2,986,463
New Century Absolute Return ETF Fund  .....     (2,486,092)         23,030               --          1,154,932     (1,308,130)
M.D. Sass Enhanced Equity Fund ............       (152,602)         12,570               --         (2,154,887)    (2,294,919)
Lake Partners LASSO Alternatives Fund .....             --          36,162               --             55,726         91,888
Fortis Real Estate Fund. ..................    (23,606,661)        341,013               --         (3,410,037)   (26,675,685)
M&C Balanced Fund .........................     (7,709,650)         20,096               --            471,158     (7,218,396)
Balanced Fund .............................     (2,544,011)         18,136               --          1,152,556     (1,373,319)
TCH Fixed Income Fund .....................     (9,355,112)         35,529               --          3,675,147     (5,644,436)

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Share transactions of the Funds were as follows:

YEAR ENDED OCTOBER 31, 2009

                                                           PROCEEDS FROM                     NET INCREASE
                                                           REINVESTMENT                      (DECREASE) IN
CLASS N                                        SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                     ----------   ----------------   -----------   ------------------
M&C Growth Fund .........................   48,040,340       1,199,349      (20,046,221)      29,193,468
Veredus Select Growth Fund ..............    1,512,578              --       (1,440,827)          71,751
Growth Fund .............................      357,628          11,664       (1,646,645)      (1,277,353)
Optimum Large Cap Opportunity Fund ......      259,201              --         (254,514)           4,687
Value Fund ..............................      665,155         404,427         (815,629)         253,953
TAMRO Diversified Equity Fund ...........      249,737           5,047         (202,928)          51,856
River Road Dividend All Cap Value Fund ..    8,295,005         214,554       (5,079,305)       3,430,254
Optimum Mid Cap Fund ....................   17,386,101         815,658      (10,657,995)       7,543,764
M&C Mid Cap Growth Fund .................      135,121              --          (12,022)         123,099
Cardinal Mid Cap Value Fund .............        4,306             304           (2,494)           2,116
River Road Small-Mid Cap Fund ...........    6,490,418          12,419       (4,828,043)       1,674,794
Veredus Aggressive Growth Fund ..........      454,822          32,389       (2,054,933)      (1,567,722)
TAMRO Small Cap Fund ....................    9,706,815              --       (4,973,779)       4,733,036
River Road Small Cap Value Fund .........   11,903,620          15,233       (7,995,851)       3,923,002
Neptune International Fund ..............       13,561             188          (10,793)           2,956
Dynamic Allocation Fund .................    4,399,038          22,707         (882,794)       3,538,951
New Century Absolute Return ETF Fund ....    1,448,508          11,710       (1,060,767)         399,451
M.D. Sass Enhanced Equity Fund ..........    1,054,061         128,775         (329,897)         852,939
Fortis Real Estate Fund .................       97,559          34,728         (428,785)        (296,498)
M&C Balanced Fund .......................      155,060          11,210         (386,570)        (220,300)
Balanced Fund ...........................      183,485          52,051         (859,883)        (624,347)
TCH Fixed Income Fund ...................    1,014,253         245,161       (1,539,488)        (280,074)

                                                           PROCEEDS FROM                     NET INCREASE
                                                           REINVESTMENT                      (DECREASE) IN
CLASS I                                        SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                     ----------   ----------------   -----------   ------------------
M&C Growth Fund .........................   28,477,512       1,533,976      (12,374,492)      17,636,996
Veredus Select Growth Fund ..............    1,380,104              --       (1,435,848)         (55,744)
Growth Fund .............................       17,758          69,971         (116,363)         (28,634)
Value Fund ..............................           --       3,924,472               --        3,924,472
River Road Dividend All Cap Value Fund ..    9,063,675          65,666         (144,477)       8,984,864
Optimum Mid Cap Fund ....................    3,738,606         176,622       (2,685,047)       1,230,181
River Road Small-Mid Cap Fund ...........   14,234,102          22,086       (4,387,141)       9,869,047
Veredus Aggressive Growth Fund ..........       56,619          11,803         (565,793)        (497,371)
TAMRO Small Cap Fund ....................   25,690,278          16,172       (8,312,294)      17,394,156
River Road Small Cap Value Fund .........   20,421,198          42,274       (5,163,576)      15,299,896
Neptune International Fund ..............        5,814           1,179       (1,269,615)      (1,262,622)
Barings International Fund ..............    3,866,972             391         (563,522)       3,303,841
Lake Partners LASSO Alternatives Fund ...      189,107              --          (23,660)         165,447
Fortis Real Estate Fund .................           --         172,999         (202,737)         (29,738)
M&C Balanced Fund .......................        7,445           1,055           (2,525)           5,975
TCH Fixed Income Fund ...................      241,798         130,810       (1,359,167)        (986,559)

(a) Lake Partners LASSO Alternatives Fund commenced investment operations on April 1, 2009.

                                                           PROCEEDS FROM                     NET INCREASE
                                                           REINVESTMENT                      (DECREASE) IN
CLASS R                                        SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                     ----------   ----------------   -----------   ------------------
M&C Growth Fund .........................      224,401             542          (53,875)         171,068
Growth Fund .............................        2,955              21           (7,764)         (4,788)

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

YEAR ENDED OCTOBER 31, 2008

                                                           PROCEEDS FROM                     NET INCREASE
                                                           REINVESTMENT                      (DECREASE) IN
CLASS N                                        SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                     ----------   ----------------   -----------   ------------------
M&C Growth Fund .........................   14,677,614       3,514,388      (10,293,943)        7,898,059
Veredus Select Growth Fund ..............    1,689,953         541,855         (984,250)        1,247,558
Growth Fund .............................      771,373       2,263,248       (4,977,106)       (1,942,485)
Optimum Large Cap Opportunity Fund ......      361,985           2,154       (3,051,046)       (2,686,907)
Value Fund ..............................    2,253,400         932,494       (9,395,263)       (6,209,369)
TAMRO Diversified Equity Fund ...........       93,932          94,685         (227,227)          (38,610)
River Road Dividend All Cap Value Fund ..    5,407,124         255,565       (2,121,746)        3,540,943
Optimum Mid Cap Fund ....................   14,676,572       1,873,766      (12,507,157)        4,043,181
M&C Mid Cap Growth Fund (a) .............      318,097              --           (7,739)          310,358
Cardinal Mid Cap Value Fund (a) .........      125,659              --               (1)          125,658
River Road Small-Mid Cap Fund ...........    3,629,344              --         (898,784)        2,730,560
Veredus Aggressive Growth Fund ..........      842,978       1,862,155       (2,674,801)           30,332
TAMRO Small Cap Fund ....................    6,485,985         544,667       (6,508,367)          522,285
River Road Small Cap Value Fund .........    8,591,132         619,572       (8,516,839)          693,865
Neptune International Fund (b) ..........       38,708              --             (276)           38,432
Dynamic Allocation Fund (c) .............    1,095,755           4,045         (362,800)          737,000
New Century Absolute Return ETF
   Fund (d) .............................    1,861,086              --         (269,425)        1,591,661
M.D. Sass Enhanced Equity Fund (e) ......    1,861,954           8,004          (92,036)        1,777,922
Fortis Real Estate Fund .................      509,510       1,311,859       (3,980,634)       (2,159,265)
M&C Balanced Fund .......................      529,844          10,773         (313,911)          226,706
Balanced Fund ...........................      276,024       1,022,624       (2,150,008)         (851,360)
TCH Fixed Income Fund ...................    1,303,287         262,051       (2,004,073)         (438,735)

(a) M&C Mid Cap Growth and Cardinal Mid Cap Value Funds commenced investment operations on November 2, 2007.

(b)  Neptune International Fund began issuing Class N Shares on June 17, 2008.

(c)  Dynamic Allocation Fund commenced investment operations on January 10,
     2008.

(d) New Century Absolute Return ETF Fund commenced investment operations on March 4, 2008.

(e) M.D. Sass Enhanced Equity Fund commenced investment operations on January 15, 2008.

                                                           PROCEEDS FROM                     NET INCREASE
                                                           REINVESTMENT                      (DECREASE) IN
CLASS I                                        SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                     ----------   ----------------   -----------   ------------------
M&C Growth Fund .........................   12,682,376       5,660,710      (18,176,954)         166,132
Veredus Select Growth Fund ..............    5,395,864          34,915         (356,408)       5,074,371
Growth Fund .............................       18,283       3,702,548       (3,296,057)         424,774
Value Fund ..............................        1,193       2,259,330               --        2,260,523
River Road Dividend All Cap Value Fund ..           --           1,485               --            1,485
Optimum Mid Cap Fund ....................    2,546,507         251,251       (1,346,538)       1,451,220
River Road Small-Mid Cap Fund ...........   13,088,539           5,867       (2,068,013)      11,026,393
Veredus Aggressive Growth Fund ..........    1,796,178       1,690,801       (6,624,489)      (3,137,510)
TAMRO Small Cap Fund ....................   14,161,308         174,341       (3,523,490)      10,812,159
River Road Small Cap Value Fund .........    8,821,014         187,412       (1,193,431)       7,814,995
Neptune International Fund ..............    1,273,516           1,973          (38,224)       1,237,265
Barings International Fund (a) ..........    1,515,800              --         (430,156)       1,085,644
Fortis Real Estate Fund .................           --       1,188,863               --        1,188,863
M&C Balanced Fund .......................        5,554             884           (5,535)             903
TCH Fixed Income Fund ...................      482,402         133,683       (1,645,645)      (1,029,560)

(a) Barings International Fund commenced investment operations on November 2, 2007.

                                                           PROCEEDS FROM                     NET INCREASE
                                                           REINVESTMENT                      (DECREASE) IN
CLASS R                                        SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                     ----------   ----------------   -----------   ------------------
M&C Growth Fund .........................      124,297          19,649         (259,374)       (115,428)
Growth Fund .............................       28,718           6,734          (14,167)         21,285

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 2009 were as follows:

                                                    AGGREGATE PURCHASES               PROCEEDS FROM SALES
                                             --------------------------------   ------------------------------
                                             U.S. GOVERNMENT        OTHER       U.S. GOVERNMENT       OTHER
                                             ---------------   --------------   ---------------   ------------
M&C Growth Fund (1) .....................       $       --     $1,328,664,190     $        --     $625,267,546
Veredus Select Growth Fund ..............               --        244,222,375              --      244,345,797
Growth Fund .............................               --         67,884,897              --       81,596,017
Optimum Large Cap Opportunity Fund ......               --          2,574,399              --        2,716,285
Value Fund ..............................               --         81,816,612              --       78,099,348
TAMRO Diversified Equity Fund ...........               --          7,744,344              --        7,339,836
River Road Dividend All Cap Value Fund ..               --        138,235,071              --       47,821,100
Optimum Mid Cap Fund ....................               --        292,210,853              --      121,450,821
M&C Mid Cap Growth Fund .................               --          1,865,260              --        1,173,767
Cardinal Mid Cap Value Fund .............               --            523,539              --          510,513
River Road Small-Mid Cap Fund ...........               --        144,879,425              --       68,976,310
Veredus Aggressive Growth Fund ..........               --        119,217,708              --      133,810,631
TAMRO Small Cap Fund ....................               --        757,530,649              --      469,372,642
River Road Small Cap Value Fund .........               --        287,177,967              --      124,826,106
Neptune International Fund ..............               --          3,149,540              --       11,628,941
Barings International Fund ..............               --         35,069,159              --       17,967,929
Dynamic Allocation Fund .................               --        110,315,067              --       80,162,233
New Century Absolute Return ETF Fund ....               --         40,419,226              --       37,530,929
M.D. Sass Enhanced Equity Fund ..........               --         14,508,573              --        8,818,550
Lake Partners LASSO Alternatives Fund ...               --          2,374,891              --          676,158
Fortis Real Estate Fund .................               --         30,896,931              --       31,297,970
M&C Balanced Fund .......................          541,099          6,042,392       1,692,122        8,410,094
Balanced Fund ...........................          332,337          6,459,633       1,735,097        9,137,904
TCH Fixed Income Fund ...................        6,390,080         19,538,043      14,616,362       17,330,715

(1) The M&C Growth Fund had a subscription-in-kind on April 1, 2009 which resulted in transactions into the fund of $1,154,244, which is comprised of securities, cash and dividends accrued in the amounts of $1,148,094, $5,186, and $964, respectively. These securities are excluded from the aggregate purchase above.

NOTE (F) REDEMPTION FEES: In accordance with the prospectuses, certain Funds assessed a 2% redemption fee on fund share redemptions and exchanges within specified time periods, as indicated in the following table for the year ended October 31, 2009 and included in the Cost of Shares redeemed on the Statements of Changes in Net Assets:

FUND NAME                        TIME PERIOD     AMOUNT
---------                    -----------------   ------
Fortis Real Estate Fund      2% Within 90 Days   $3,667
Neptune International Fund   2% Within 90 Days       56

NOTE (G) ADVISORY, ADMINISTRATION, DISTRIBUTION SERVICES AND TRUSTEE AGREEMENTS:

ADVISORY. Aston serves as Investment Adviser and Administrator to the Funds. Under terms of each Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on specific annual rates of average daily net assets. The factors considered by the Board of Trustees in approving the current investment advisory agreement for each Fund are included in the Funds' annual or semi-annual report to shareholders covering the period during which the approval occurred.

Certain Funds have an expense limitation agreement with the Adviser, which caps annual ordinary operating expenses for Class N and Class I shareholders at certain specified annual rates of average daily net assets (the "Expense Limitation Agreements"). There are no contractual expense limitations for Class R shareholders.

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

The Expense Limitation Agreements are effective through February 28, 2010, except as noted below. The advisory rates and contractual expense limitations for the year ended October 31, 2009 were as follows:

                                                                                         CONTRACTUAL
                                                                                      EXPENSE LIMITATIONS
                                                                                     -----------------------
FUND NAME                                                     ADVISORY FEES           CLASS N       CLASS I
----------------------------------------------------   ---------------------------   ----------   ----------
M&C Growth Fund.....................................   0.80% on first $800,000,000
                                                         0.60% over $800,000,000         N/A        N/A
Veredus Select Growth Fund..........................             0.80%                  1.30%      1.05%
Growth Fund (a).....................................             0.70%                   N/A        N/A
Optimum Large Cap Opportunity Fund (b)..............             0.80%                  1.22%(c)    N/A
Value Fund (d)......................................             0.80%                   N/A        N/A
TAMRO Diversified Equity Fund.......................             0.80%                  1.20%       N/A
River Road Dividend All Cap Value Fund..............             0.70%                  1.30%      1.05%
Optimum Mid Cap Fund (e)............................    0.80% on first $100,000,000
                                                          0.75% next $300,000,000
                                                         0.70% over $400,000,000        N/A         N/A
M&C Mid Cap Growth Fund.............................             0.85%                  1.40%(c)    N/A
Cardinal Mid Cap Value Fund.........................             0.90%                  1.40%(c)    N/A
River Road Small-Mid Cap Fund.......................             1.00%                  1.50%(c)   1.25%(c)
Veredus Aggressive Growth Fund......................             1.00%                  1.49%      1.24%
TAMRO Small Cap Fund (f)............................             0.90%                   N/A        N/A
River Road Small Cap Value Fund (g).................             0.90%                   N/A        N/A
Neptune International Fund (h)......................             1.00%                  1.27%(c)   1.02%(c)
Barings International Fund (i)......................             1.00%                   N/A       1.25%(c)
Dynamic Allocation Fund.............................             0.80%                  1.30%(c)    N/A
New Century Absolute Return ETF Fund (j)............             1.00%                  1.50%(c)    N/A
M.D. Sass Enhanced Equity Fund (k)..................             0.70%                  1.40%(c)    N/A
Lake Partners LASSO Alternatives Fund...............             1.00%                   N/A       1.35%(c)*
Fortis Real Estate Fund.............................             1.00%                  1.37%      1.12%
M&C Balanced Fund (l)...............................             0.75%                   N/A        N/A
Balanced Fund (m)...................................             0.70%                   N/A        N/A
TCH Fixed Income Fund...............................             0.55%                  0.74%      0.49%

(a) Aston voluntarily waived 0.01% of its advisory fees for the Growth Fund through October 31, 2009.

(b) The contractual and voluntary expense limitations prior to March 1, 2009 were 1.40% and 1.10% respectively for the Optimum Large Cap Opportunity Fund, however, effective March 1, 2009, Aston agreed to contractually waive management fees and/or reimburse expenses so that the net expense ratio is no more than 1.22% for Class N.

(c) Aston and the Fund have entered into a contractual expense reimbursement agreement which states for a period of three years subsequent to the commencement of operations of the Fund the Adviser is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that the Fund's expense ratio (not including acquired fund fees and expenses) remains below the operating expense cap after such reimbursement.

(d) Effective March 1, 2009, Aston has agreed to voluntarily waive management fees and/or reimburse expenses for the Value Fund so that the net expense ratio is no more than 1.07% for Class N and 0.82% for Class I. Prior to March 1, 2009, the contractual expense limitation was 1.07% for Class N and 0.82% for Class I.

(e) Effective March 1, 2009, the contractual expense limitation for the Optimum Mid Cap Fund of 1.40% for Class N and 1.15% for Class I was removed.

(f) Effective March 1, 2009, the contractual expense limitation for the TAMRO Small Cap Fund of 1.30% for Class N and 1.05% for Class I was removed.

(g) Effective March 1, 2009, the contractual expense limitation for the River Road Small Cap Value Fund of 1.50% for Class N and 1.25% for Class I was removed.

(h) Effective February 11, 2008, the contractual expense limitation of 1.40% was removed and Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Neptune International Fund so that the net expense ratio is no more than 1.02% for Class I. This voluntary waiver became the contractual expense limitation on February 29, 2008.

(i) Effective March 31, 2008, Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Barings International Fund so that the net expense ratio is no more than 1.15% for Class I.

(j) The Sub-Adviser has agreed that for any full calendar year of operations, if any such period the Fund had a total return (before taxes) of less than zero then the Sub-Adviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, Aston has agreed to reduce its advisory fee to 0.15%. For the period ended December 31, 2008, the Fund's total return was less than zero, therefore Aston reduced its advisory fee to 0.15% for the 2009 calendar year. Additionally, Aston voluntarily waived 0.14% of its advisory fees for the New Century Absolute Return ETF Fund for the 10 month period ended October 31, 2009.

(k) Effective June 1, 2009, the contractual expense limitation for the M.D. Sass Enhanced Equity Fund was increased from 1.10% to 1.40% due to a change in the Sub-Adviser.

(l) Effective November 1, 2006, Aston agreed to voluntarily waive management fees and/or reimburse expenses for the M&C Balanced Fund so that the net expense ratio is no more than 1.35% for Class N and 1.10% for Class I. Aston may revise or discontinue the voluntary waiver at any time.

(m) Effective December 19, 2008, Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Balanced Fund so that the net expense ratio is no more than 1.50% for Class N. Aston may revise or discontinue the voluntary waiver at any time.

* The Expense Limitation Agreement for Lake Partners LASSO Alternatives Fund is in effect through April 1, 2010.

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Pursuant to a contractual expense reimbursement arrangement between Aston and the following Funds, during any of the first three years subsequent to the Fund's commencement of operations for a period of up to three years from the date such amount was waived or reduced of each of the Optimum Large Cap Opportunity Fund-Class N, M&C Mid Cap Growth Fund-Class N, Cardinal Mid Cap Value Fund-Class N, River Road Small-Mid Cap Fund-Classes N and I, Neptune International Fund-Classes N and I, Barings International Fund-Class I, Dynamic Allocation Fund-Class N, New Century Absolute Return ETF Fund-Class N, M.D. Sass Enhanced Equity Fund-Class N, and Lake Partners LASSO Alternatives Fund-Class I. Aston is entitled to be reimbursed by each Fund for previously waived fees and reimbursed expenses to the extent that each Fund's expense ratio (not including interest expense and acquired fund fees and expenses) remains at or below the operating expense cap after such reimbursement.

The cumulative reimbursement amounts as of October 31, 2009 that are entitled to be reimbursed for each Fund are as follows:

                                                               EXPIRATION
                                            ------------------------------------------------
FUNDS                                           2010            2011              2012
-----                                       ------------   --------------   ----------------
Optimum Large Cap Opportunity Fund            $139,592       $  119,883         $ 68,339
M&C Mid Cap Growth Fund                            N/A           98,808           79,648
Cardinal Mid Cap Value Fund                        N/A          103,064           77,563
River Road Small-Mid Cap Fund                       --           41,111               --
Neptune International Fund                      48,302          181,699          118,000
Barings International Fund                         N/A          174,288          139,755
Dynamic Allocation Fund                            N/A          105,329           89,827
New Century Absolute Return ETF Fund               N/A           97,083           26,954
M.D. Sass Enhanced Equity Fund                     N/A          127,941          143,213
Lake Partners LASSO Alternatives Fund (1)          N/A              N/A           94,071
                                              --------       ----------         --------
   TOTALS                                     $187,894       $1,049,206         $837,370
                                              ========       ==========         ========

(1)  The Fund commenced operations in the current fiscal year.

For the year ended October 31, 2009, the Adviser was reimbursed $102,394 by the River Road Small-Mid Cap Fund. No other Fund in the above table reimbursed the Adviser during the period.

During the year ended October 31, 2009, the respective Sub-adviser reimbursed the following Funds for losses incurred on transactions not meeting the Funds' investment guidelines:

                             PAYMENT BY
                              AFFILIATE
                             ----------
Growth Fund                    $    11
Neptune International Fund          13
Barings International Fund      10,678
Dynamic Allocation Fund             67

Aston manages each Fund by retaining one or more sub-advisers to manage each Fund as follows:

FUND                                            SUB-ADVISER
----                            -------------------------------------------
M&C Growth Fund                 Montag & Caldwell, Inc.
Veredus Select Growth Fund      Todd-Veredus Asset Management LLC(1)
Growth Fund                     Montag & Caldwell, Inc.(2)
Optimum Large Cap Opportunity
   Fund                         Optimum Investment Advisers, LLC
Value Fund                      MFS Institutional Advisors Inc.
TAMRO Diversified Equity Fund   TAMRO Capital Partners LLC
River Road Dividend All Cap
   Value Fund                   River Road Asset Management, LLC

FUND                                            SUB-ADVISER
----                            -------------------------------------------
Optimum Mid Cap Fund            Optimum Investment Advisors, LLC
M&C Mid Cap Growth
   Fund                         Montag & Caldwell, Inc.
Cardinal Mid Cap Value Fund     Cardinal Capital Management, L.L.C.
River Road Small-Mid Cap
   Fund                         River Road Asset Management, LLC
Veredus Aggressive Growth
   Fund                         Todd-Veredus Asset Management LLC(1)
TAMRO Small Cap Fund            TAMRO Capital Partners LLC
River Road Small Cap Value
   Fund                         River Road Asset Management, LLC
Neptune International Fund      Neptune Investment Management Limited
Barings International Fund      Baring International Investment Limited
Dynamic Allocation Fund         Smart Portfolios, LLC
New Century Absolute
   Return ETF Fund              New Century Capital Management, LLC
M.D. Sass Enhanced Equity
   Fund                         M.D. Sass Investors Services, Inc.(3)
Lake Partners LASSO
   Alternatives Fund            Lake Partners, Inc.
Fortis Real Estate Fund         Fortis Investment Management USA, Inc.(4)
M&C Balanced
   Fund                         Montag & Caldwell, Inc.
Balanced Fund                   Montag & Caldwell, Inc. (Equity Portion)
                                Taplin, Canida & Habacht LLC (Fixed
                                Income Portion)
TCH Fixed Income Fund           Taplin, Canida & Habacht, LLC

(1) Effective April 30, 2009, Veredus Asset Management LLC merged with Todd Investment Advisors, Inc. and became Todd-Veredus Asset Management, LLC.

(2) Effective January 1, 2008, Montag & Caldwell, Inc. became the subadviser to the Fund. Prior to January 1, 2008, ABN AMRO Asset Management, Inc. was the subadviser.

(3) Effective June 1, 2009, M.D. Sass Investor Services, Inc. became the subadviser to the Fund. Prior to June 1, 2009, MB Investment Partners, Inc. was the subadviser.

(4) Effective August 1, 2008, Fortis Asset Management USA, Inc. became the subadviser to the Fund. Prior to August 1, 2008, ABN AMRO Asset Management, Inc. was the subadviser.

Sub-advisory fees are paid monthly by Aston. The factors considered by the Board of Trustees in approving the current sub-investment advisory agreements are included in the Funds' annual or semi-annual report to shareholders covering the period in which such approval occurred.

ADMINISTRATION. Under the terms of the administration agreement between the Funds and Aston, the Funds' administrator, ("Administration Agreement"), administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance related expenses. The administration fee arrangement is as follows:

ADMINISTRATION FEES
AT TRUST LEVEL        ANNUAL RATE
-------------------   ------------
First $7.4 billion      0.0490%
Over  $7.4 billion      0.0465%

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly named PFPC Inc., provides certain administrative services to the Funds pursuant to a Sub-administration and Accounting Services Agreement between Aston and PNC (the "Sub-Administration Agreement"). Under the terms of the Sub-Administration Agreement, sub-administration fees, which are paid by Aston, are accrued daily and paid monthly, at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

DISTRIBUTION SERVICES. PFPC Distributors, Inc. (the "Distributor") serves as principal underwriter and distributor of the Fund's shares. Pursuant to Rule 12b-1 distribution plans (the "Plans") adopted by the Funds, with respect to Class N shares and Class R shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plans, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class N average daily net assets and 0.50% of each participating Fund's Class R average daily net assets. The Class I shares do not have distribution plans. From December 18, 2008 to October 31, 2009, the Aston Balanced Fund and the TAMRO Diversified Equity Fund did not charge 12b-1 fees under the Class N Shares Plan. From May 1, 2009 to October 31, 2009 and from July 1, 2009 to October 31, 2009, TCH Fixed Income Fund and M&C Balanced Fund, respectfully, did not charge 12b-1 fees under the Class N Shares Plan.

TRUSTEES. The Trustees of the Trust who are not affiliated with the investment adviser or sub-advisers receive an annual retainer and per meeting fees. The Lead Independent Trustee and Committee Chairs receive an additional retainer. The Trustees of the Trust who are not affiliated with the investment adviser or sub-advisers receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. No officer or employee of the investment adviser, sub-advisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds' Chief Compliance Officer. The aggregate remuneration paid to the Trustees during the year ended October 31, 2009 was $365,500.

NOTE (H) CREDIT AGREEMENT: Effective April 28, 2009, the Trust entered into a Credit Agreement with PNC Bank, National Association which provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust except for the Lake Partners LASSO Alternatives Fund, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.25% of the commitment amount of the facility. The Veredus Aggressive Growth Fund utilized the line of credit during the period April 28, 2009 to October 31, 2009. The average daily loan balance outstanding on the days where borrowing existed was $2,105,100, the weighted average interest rate was 2.68% and the interest expense, which is included on the Statement of Operations was $627. No other Fund utilized the line of credit during the same period.

Prior to April 28, 2009, the Credit Agreement with The Bank of Nova Scotia had an annual facility fee of 0.125% of the commitment amount of the facility in addition to an annual administration fee of $75,000. The Optimum Mid Cap Fund utilized the line of credit during the period November 1, 2008 to April 28, 2009. The average daily loan balance outstanding on the days where borrowings existed was $2,160,413, the weighted average interest rate was 3.25% and the interest expense, which is included on the Statement of Operations was $2,901. No other Fund utilized the line of credit during the period November 1, 2008 to April 28, 2009. The Credit Agreement with The Bank of Nova Scotia was terminated on April 29, 2009.

NOTE (I) REFLOW FUND LLC: The Veredus Aggressive Growth Fund may participate in the ReFlow Fund LLC program ("ReFlow"), which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the Veredus Aggressive Growth Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

The costs to the Veredus Aggressive Growth Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

As of October 31, 2009, the Veredus Aggressive Growth Fund had not utilized ReFlow.

NOTE (J) LIQUIDATIONS: Aston/ClariVest Mid Cap Growth Fund and Aston/SGA International Small-Mid Cap Fund were terminated and liquidated on January 29, 2009. Aston/Fortis Global Real Estate Fund was terminated and liquidated on July 30, 2009.

NOTE (K) SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Funds through December 29, 2009, the date the financial statements were issued, and has determined that there were subsequent events as follows:

The Trust filed a Post Effective Amendment to its Registration Statement on October 5, 2009, for the purpose of adding a new series to the Trust, Aston/Fasciano Small Cap Fund. This new Fund is expected to commence operations on or about December 21, 2009.

Aston Asset Management LLC ("Aston"), the investment adviser for each Fund, is a wholly-owned subsidiary of Highbury Financial Inc. ("Highbury"). On December 14, 2009, Highbury entered into a definitive merger agreement with Affiliated Managers Group, Inc. ("AMG") and its wholly-owned subsidiary, Manor LLC ("Merger Sub"), pursuant to which the parties agreed to merge Highbury with and into Merger Sub, resulting

Aston Funds
                                                                OCTOBER 31, 2009
NOTES TO FINANCIAL STATEMENTS - CONTINUED

in AMG's acquisition of Highbury (the "Transaction"). Upon completion of the Transaction, Aston will be converted to a Delaware limited partnership and change its name to "Aston Asset Management, LP." AMG will own a majority equity interest in Aston, and certain members of senior management and key employees of Aston will retain an equity interest in Aston. Upon the closing of the Transaction, Aston expects to have substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations, or the services provided to its clients.

As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Investment Advisory Agreement for each Fund provides for its automatic termination in the event of its assignment as defined in the 1940 Act. The Transaction will result in an "assignment" and termination of the Investment Advisory Agreement for each Fund, which will cause the termination of each Sub-Investment Advisory Agreement then in effect with respect to each Fund. At an in person meeting on December 6, 2009, the Board of Trustees considered a number of proposals in connection with the Transaction. At that meeting, the Board of Trustees, approved a new Investment Advisory Agreement with Aston Asset Management, LP with respect to each Fund and new Sub-Investment Advisory Agreement(s) between Aston Asset Management, LP and the applicable subadviser(s) with respect to each Fund to take effect upon the termination of the current agreements. The Board of Trustees also approved an amendment to the By Laws of the Trust to increase the mandatory retirement age of trustees; and nominated ten trustees to stand for election to the Board, contingent upon the completion of the Transaction.

Shareholder approval of the new Sub-Investment Advisory Agreements is not required pursuant to a "manager-of-managers" exemptive order obtained by the Trust and Aston Asset Management LLC. Shareholder approval will be sought with respect to the election of new trustees, the amendment to the By-Laws and the new Investment Advisory Agreement. Shareholders of each Fund will receive a proxy statement in the first quarter of 2009, which will describe these proposals in more detail. If a new Investment Advisory Agreement is approved by shareholders of substantially all of the Funds and certain other closing conditions of the Transaction are satisfied or waived, the new Investment Advisory Agreements and Sub-Investment Advisory Agreements will become effective as of the closing date of the Transaction. If the Transaction does not close, the current agreements will remain in full force and effect. It is anticipated that the Transaction will close in the second quarter of 2010.

At an in-person meeting of the Board of Trustees on December 6, 2009, the Board of Trustees voted in favor of recommending that shareholders approve two separate reorganizations (each a "Reorganization") that would (a) reorganize the Balanced Fund into the M&C Balanced Fund and (b) reorganize the Growth Fund into the M&C Growth Fund. Shareholders of the Balanced Fund and the Growth Fund will receive a proxy statement in the first quarter of 2009, which will describe these proposals in more detail. If shareholder approval is obtained, the Reorganizations are expected to occur in the second quarter of 2010.

The Trust anticipates offering Class I shares of the M.D. Sass Enhanced Equity Fund to the public on or about March 1, 2010. The Trust also anticipates offering Class N shares of the Barings International Fund and Lake Partners LASSO Alternatives Fund to the public on or about March 1, 2010.

Aston Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Aston Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aston/Montag & Caldwell Growth Fund, Aston/Veredus Select Growth Fund, Aston Growth Fund, Aston/Optimum Large Cap Opportunity Fund, Aston Value Fund, Aston/TAMRO Diversified Equity Fund, Aston/River Road Dividend All Cap Value Fund, Aston/Optimum Mid Cap Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Cardinal Mid Cap Value Fund, Aston/River Road Small-Mid Cap Fund, Aston/Veredus Aggressive Growth Fund, Aston/TAMRO Small Cap Fund, Aston/River Road Small Cap Value Fund, Aston/Neptune International Fund, Aston/Barings International Fund, Aston Dynamic Allocation Fund, Aston/New Century Absolute Return ETF Fund, Aston/M.D. Sass Enhanced Equity Fund, Aston/Lake Partners LASSO Alternatives Fund, Aston/Fortis Real Estate Fund, Aston/Montag & Caldwell Balanced Fund, Aston Balanced Fund, and Aston/TCH Fixed Income Fund (the "Funds") (twenty-four of the portfolios constituting the Aston Funds (the "Trust")) as of October 31, 2009, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of the Funds at October 31, 2009, the results of their operations, changes in their net assets, and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


(ERNST & YOUNG LLP)

Chicago, Illinois
December 29, 2009

Aston Funds
                                                                OCTOBER 31, 2009
ADDITIONAL INFORMATION (UNAUDITED)

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

PROXY VOTING: Aston Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on Aston Funds' Web site at www.astonfunds.com; and (iii) on the SEC's Web site at www.sec.gov. Aston Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' Web site at www.astonfunds.com; and (ii) on the SEC's Web site at www.sec.gov.

TAX INFORMATION: In accordance with Federal tax law, the following Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2009:

The following are the estimated percentages of the income dividends qualifying for the dividends received deduction available to corporations:

FUND                                     PERCENTAGE
---                                      ----------
M&C Growth Fund                            100.00%
Growth Fund                                100.00%
Value Fund                                 100.00%
TAMRO Diversified Equity Fund              100.00%
River Road Dividend All Cap Value Fund     100.00%
Optimum Mid Cap Fund                       100.00%
Cardinal Mid Cap Value Fund                100.00%
River Road Small-Mid Cap Fund              100.00%
TAMRO Small Cap Fund                       100.00%
River Road Small Cap Value Fund            100.00%
Neptune International Fund                 100.00%
Barings International Fund                 100.00%
Dynamic Allocation Fund                    100.00%
New Century Absolute Return ETF Fund       100.00%
M.D. Sass Enhanced Equity Fund             100.00%
Fortis Real Estate Fund                    100.00%
M&C Balanced Fund                          100.00%
Balanced Fund                              100.00%

Each Fund designates 100%, or if subsequently different, of ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders; and 100%, or if subsequently different, of ordinary income dividends to qualify for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

For the fiscal year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

FUND                                     PERCENTAGE
---                                      ----------
M&C Growth Fund                            100.00%
Growth Fund                                100.00%
Optimum Large Cap Opportunity Fund         100.00%
Value Fund                                 100.00%
River Road Dividend All Cap Value Fund     100.00%
Optimum Mid Cap Fund                       100.00%
Cardinal Mid Cap Value Fund                100.00%
River Road Small-Mid Cap Fund              100.00%
River Road Small Cap Value Fund            100.00%
Neptune International Fund                 100.00%
Barings International Fund                 100.00%
Dynamic Allocation Fund                    100.00%
New Century Absolute Return ETF Fund       100.00%
M.D. Sass Enhanced Equity Fund              24.52%
Lake Partners LASSO Alternatives Fund      100.00%
Fortis Real Estate Fund                      4.32%
M&C Balanced Fund                           66.66%
Balanced Fund                               69.86%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2010.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT WITH ASTON ASSET MANAGEMENT WITH RESPECT TO ASTON/M.D. SASS ENHANCED EQUITY FUND.

The Board of Trustees (the "Board") of the Aston Funds (the "Trust") approved a Sub-Investment Advisory Agreement (the "Sub-Investment Advisory Agreement") between Aston Asset Management LLC ("Adviser" or "Aston") and M.D. Sass Investors Services, Inc. ("Subadviser" or "M.D. Sass") with respect to the Aston/M.D. Sass Enhanced Equity Fund (f/k/a Aston/MB Enhanced Equity Income
Fund) at an in-person meeting on June 1, 2009. The Board considered information provided, and discussions held, at the June 1st meeting by Aston and M.D. Sass.

The Independent Trustees met separately from the "interested" Trustee of the Trust and any officers of Aston, the Subadviser or their affiliates to consider approval of the Sub-Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations. Among the matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Investment Advisory Agreement were the following:

Aston Funds
                                                                OCTOBER 31, 2009
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered the nature, extent and quality of services expected to be provided under the Sub-Investment Advisory Agreement. The Board considered the reputation, qualifications and background of the proposed Subadviser. The Board also considered the investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day investment management of the Fund and the resources made available to such personnel. The Board considered that a portfolio manager of the Fund had joined M.D. Sass, which would result in continuity of the investment strategy. The Board also considered the Subadviser's experience with institutional and separately managed accounts. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by the Subadviser are expected to be satisfactory.

FEES, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the subadvisory fee rates under the Sub-Investment Advisory Agreement as well as the overall management fee structure of the Fund. The Board considered that the subadvisory fee rates were negotiated at arm's length between Aston and the Subadviser, an unaffiliated third party, and that Aston will compensate the Subadviser from its fees. As part of its review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale.

The Board concluded that the proposed subadvisory fee rates were reasonable in light of the nature, quality and extent of services to be provided and that the economies of scale were limited at this time.

OTHER BENEFITS TO THE SUBADVISER. The Board also considered the character and amount of other incidental benefits received by the Subadviser. The Board considered potential benefits to the Subadviser from the use of "soft dollars" to pay for research services generated by parties other than the executing broker dealer. The Board concluded that the subadvisory fees were reasonable taking into account any other benefits to be received by the Subadviser from its relationship with the Fund.

CONCLUSION. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Investment Advisory Agreement are fair and reasonable, and that the approval of the Sub-Investment Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

Aston Funds
                                                                OCTOBER 31, 2009
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                             BEGINNING     ENDING
                                              ACCOUNT     ACCOUNT                 EXPENSES
                                               VALUE       VALUE      EXPENSE   PAID DURING
                                              05/01/09    10/31/09   RATIO(1)    PERIOD(2)
                                             ---------   ---------   --------   -----------
M&C GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,162.70     1.09%       $5.94
   Class I ...............................      1,000     1,164.40     0.84%        4.58
   Class R ...............................      1,000     1,162.00     1.34%        7.30
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,019.71     1.09%       $5.55
   Class I ...............................      1,000     1,020.97     0.84%        4.28
   Class R ...............................      1,000     1,018.45     1.34%        6.82
VEREDUS SELECT GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,125.30     1.30%       $6.96
   Class I ...............................      1,000     1,128.10     1.05%        5.63
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,018.65     1.30%       $6.61
   Class I ...............................      1,000     1,019.91     1.05%        5.35
GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,169.00     1.08%       $5.90
   Class I ...............................      1,000     1,170.60     0.83%        4.54
   Class R ...............................      1,000     1,167.80     1.33%        7.27
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,019.76     1.08%       $5.50
   Class I ...............................      1,000     1,021.02     0.83%        4.23
   Class R ...............................      1,000     1,018.50     1.33%        6.77
OPTIMUM LARGE CAP OPPORTUNITY FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,172.10     1.22%       $6.68
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,019.06     1.22%       $6.21
VALUE FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,180.10     1.07%       $5.88
   Class I ...............................      1,000     1,181.50     0.82%        4.51
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,019.81     1.07%       $5.45
   Class I ...............................      1,000     1,021.07     0.82%        4.18
TAMRO DIVERSIFIED EQUITY FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,161.30     1.20%       $6.54
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,019.16     1.20%       $6.11
RIVER ROAD DIVIDEND ALL CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,157.40     1.19%       $6.47
   Class I ...............................      1,000     1,157.60     0.95%        5.17
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,019.21     1.19%       $6.06
   Class I ...............................      1,000     1,020.42     0.95%        4.84
OPTIMUM MID CAP FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,305.60     1.14%       $6.62
   Class I ...............................      1,000     1,306.80     0.89%        5.17
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,019.46     1.14%       $5.80
   Class I ...............................      1,000     1,020.72     0.89%        4.53

                                             BEGINNING     ENDING
                                              ACCOUNT     ACCOUNT                 EXPENSES
                                               VALUE       VALUE      EXPENSE   PAID DURING
                                              05/01/09    10/31/09   RATIO(1)    PERIOD(2)
                                             ---------   ---------   --------   -----------
M&C MID CAP GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,163.60     1.40%       $7.63
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,018.15     1.40%       $7.12
CARDINAL MID CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,147.20     1.40%       $7.58
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,018.15     1.40%       $7.12
RIVER ROAD SMALL-MID CAP FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,111.00     1.50%       $7.98
   Class I ...............................      1,000     1,112.20     1.25%        6.65
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,017.64     1.50%       $7.63
   Class I ...............................      1,000     1,018.90     1.25%        6.36
VEREDUS AGGRESSIVE GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,160.40     1.49%       $8.11
   Class I ...............................      1,000     1,162.10     1.24%        6.76
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,017.69     1.49%       $7.58
   Class I ...............................      1,000     1,018.95     1.24%        6.31
TAMRO SMALL CAP FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,113.00     1.38%       $7.35
   Class I ...............................      1,000     1,114.00     1.13%        6.02
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,018.25     1.38%       $7.02
   Class I ...............................      1,000     1,019.51     1.13%        5.75
RIVER ROAD SMALL CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,135.60     1.39%       $7.48
   Class I ...............................      1,000     1,137.80     1.14%        6.14
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,018.20     1.39%       $7.07
   Class I ...............................      1,000     1,019.46     1.14%        5.80
NEPTUNE INTERNATIONAL FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,254.90     1.27%       $5.34
   Class I ...............................     $1,000     1,254.90     1.02%        5.80
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,018.80     1.27%       $4.78
   Class I ...............................     $1,000     1,020.06     1.02%        5.19
BARINGS INTERNATIONAL FUND
   ACTUAL FUND RETURN
   Class I ...............................     $1,000    $1,250.00     1.15%       $6.52
   HYPOTHETICAL 5% RETURN
   Class I ...............................     $1,000    $1,019.41     1.15%       $5.85
DYNAMIC ALLOCATION FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,125.20     1.30%       $6.96
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,018.65     1.30%       $6.61
NEW CENTURY ABSOLUTE RETURN ETF FUND
   ACTUAL FUND RETURN
   Class N ...............................     $1,000    $1,142.70     0.99%       $5.35
   HYPOTHETICAL 5% RETURN
   Class N ...............................     $1,000    $1,020.21     0.99%       $5.04

Aston Funds
                                                                OCTOBER 31, 2009
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                             BEGINNING     ENDING
                                              ACCOUNT     ACCOUNT                 EXPENSES
                                               VALUE       VALUE      EXPENSE   PAID DURING
                                              05/01/09    10/31/09   RATIO(1)    PERIOD(2)
                                             ---------   ---------   --------   -----------
M.D. SASS ENHANCED EQUITY FUND
   ACTUAL FUND RETURN
   Class N ...............................      $1,000   $1,166.30     1.36%       $7.43
   HYPOTHETICAL 5% RETURN
   Class N ...............................      $1,000   $1,018.35     1.36%       $6.92
LAKE PARTNERS LASSO ALTERNATIVES FUND
   ACTUAL FUND RETURN
   Class I ...............................      $1,000   $1,098.50     1.35%       $7.14
   HYPOTHETICAL 5% RETURN
   Class I ...............................      $1,000   $1,018.40     1.35%       $6.87
FORTIS REAL ESTATE FUND
   ACTUAL FUND RETURN
   Class N ...............................      $1,000   $1,251.60     1.37%       $7.78
   Class I ...............................       1,000    1,253.30     1.12%        6.36
   HYPOTHETICAL 5% RETURN
   Class N ...............................      $1,000   $1,018.30     1.37%       $6.97
   Class I ...............................       1,000    1,019.56     1.12%        5.70
M&C BALANCED FUND
   ACTUAL FUND RETURN
   Class N ...............................      $1,000   $1,116.90     1.18%       $6.30
   Class I ...............................       1,000    1,117.40     1.10%        5.87
   HYPOTHETICAL 5% RETURN
   Class N ...............................      $1,000   $1,019.26     1.18%       $6.01
   Class I ...............................       1,000    1,019.66     1.10%        5.60
BALANCED FUND
   ACTUAL FUND RETURN
   Class N ...............................      $1,000   $1,142.80     1.43%       $7.72
   HYPOTHETICAL 5% RETURN
   Class N ...............................      $1,000   $1,018.00     1.43%       $7.27
TCH FIXED INCOME FUND
   ACTUAL FUND RETURN
   Class N ...............................      $1,000   $1,137.80     0.49%       $2.64
   Class I ...............................       1,000    1,137.90     0.49%        2.64
   HYPOTHETICAL 5% RETURN
   Class N ...............................      $1,000   $1,022.74     0.49%       $2.50
   Class I ...............................       1,000    1,022.74     0.49%        2.50

(1)  Annualized, based on the Funds' most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or partial year, if applicable, for the actual return and multiplied by the most recent fiscal half-year for the hypothetical 5% return, then divided by 365. Expense ratios do not include interest expense, if applicable.

Aston Funds
                                                                OCTOBER 31, 2009
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                   TERM OF                                                  IN FUND
                                 OFFICE (2) AND                                             COMPLEX         OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE(1) AND       LENGTH OF              PRINCIPAL OCCUPATION(S)          OVERSEEN BY          DIRECTORSHIPS
   POSITION(S) WITH TRUST       TIME SERVED (1)           DURING PAST FIVE YEARS             TRUSTEE         HELD BY TRUSTEE
------------------------------- --------------- ----------------------------------------- ----------- ------------------------------
DISINTERESTED TRUSTEES

Leonard F. Amari                    15 years    Partner at the law offices of Amari &         24      President of the Board of
c/o Aston Funds                                 Locallo, a practice with exclusive con-               Trustees, John Marshall Law
120 N. LaSalle Street                           centration in real estate taxation and                School
Chicago, IL 60602                               related areas, since 1986; Special
Age: 67                                         Assistant Attorney General since 1986.
Trustee

Gregory T. Mutz                     15 years    CEO of AMLI Residential Properties Trust      24      Director of Alico, Inc.
c/o Aston Funds                                 (a Multifamily REIT), a successor company             (NASDAQ: ALCO) (agribusiness);
120 N. LaSalle Street                           to AMLI Realty Co. since 2004 and a                   Member of Board of Genesis
Chicago, IL 60602                               wholly owned subsidiary of PRIME Property             Financial Solutions (a
Age: 63                                         Fund, LLC, an institutional real estate               privately-held company based
Lead Independent                                co-mingled fund managed by Morgan Stanley             in Portland, Oregon provid-
Trustee                                         Real Estate, Inc.; Vice Chairman of UICI              ing debt recovery, consumer
                                                (NYSE: UCI) (an insurance holding                     lending and credit card
                                                company) from 2003-2004; President and                services); a member of the
                                                CEO of UICI from 1999-2003; Chairman of               Board of WAN S.A., a
                                                Academic Management Service Corp. (a                  residential real estate
                                                student loans and finance company) from               company headquartered in
                                                2000-2003.                                            Warsaw, Poland; a member of
                                                                                                      the Board of Suknip
                                                                                                      International Limited, a
                                                                                                      residential real estate
                                                                                                      company headquartered in St.
                                                                                                      Petersburg, Russia.

Robert B. Scherer                   10 years    President of The Rockridge Group, Ltd         24      Director, Title Reinsurance
c/o Aston Funds                                 (title insurance industry consulting ser-             Company (insurance for title
120 N. LaSalle Street                           vices) since 1994.                                    agents)
Chicago, IL 60602
Age: 68
Trustee

Denis Springer                      10 years    Retired. Senior Vice President and Chief       24     Director, Coleman Cable Inc.
c/o Aston Funds                                 Financial Officer of Burlington Northern              (wire and cable manufacturer)
120 N. LaSalle Street                           Santa Fe Corp. (railroad), 1995-1999.                 (NASDAQ: CCIX)
Chicago, IL 60602
Age: 63
Trustee

Aston Funds
                                                                OCTOBER 31, 2009
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED



                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                    TERM OF                                                    IN
                                   OFFICE(2)                                                  FUND
                                      AND                                                   COMPLEX      OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE(1) AND     LENGTH OF             PRINCIPAL OCCUPATION(S)          OVERSEEN BY       DIRECTORSHIPS
      POSITION(S) WITH TRUST    TIME SERVED (1)           DURING PAST FIVE YEARS            TRUSTEE        HELD BY TRUSTEE
------------------------------- --------------- ----------------------------------------- ----------- -----------------------

INTERESTED TRUSTEE (3)

Stuart D. Bilton, CFA              15 years     Chief Executive Officer, Aston Asset          24      Director, Baldwin & Lyons,
c/o Aston Funds                                 Management LLC, since 2006; Director,                 Inc. (property and casualty
120 N. LaSalle Street                           Highbury Financial Inc. since August                  insurance firm); Director,
Chicago, IL 60602                               2009; Vice Chairman of ABN AMRO Asset                 Highbury Financial, Inc.
Age: 63                                         Management Holdings, Inc. 2003-2006;
Chairman, Board of Trustees                     President and Chief Executive Officer of
                                                ABN AMRO Asset Management Holdings, Inc.
                                                from 2001-2003; President of Alleghany
                                                Asset Management, Inc. from 1996-2001
                                                (purchased by ABN AMRO in February 2001).


OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson                15 years     President, Aston Asset Management LLC,       N/A      Director, Highbury Financial,
c/o Aston Funds                                 since 2006; Director, Highbury Financial              Inc.
120 N. LaSalle Street                           Inc. since August 2009; President and
Chicago, IL 60602                               Chief Executive Officer of ABN AMRO
Age: 45                                         Investment Fund Services, Inc. (formerly
President (Chief Executive                      known as Alleghany Investment Services,
Officer)                                        Inc.) 1995-2006; Executive Vice President
                                                of ABN AMRO Asset Management (USA) LLC
                                                2001-2005; Director, ABN AMRO Trust
                                                Services Company 2001-2005; Director,
                                                TAMRO Capital Partners LLC and Veredus
                                                Asset Management LLC 2001-2006; Officer
                                                of the Trust since 1993; CPA.

Gerald F. Dillenburg                  12 years  Chief Compliance Officer and Chief           N/A                 N/A
c/o Aston Funds                                 Financial Officer, Aston Asset Management
120 N. LaSalle Street                           LLC, since 2006; Senior Managing Director
Chicago, IL 60602                               ("SMD") of ABN AMRO Investment Fund
Age: 42                                         Services, Inc. (formerly known as
Senior Vice President,                          Alleghany Investment Services, Inc.)
Secretary and Treasurer                         1996-2006; SMD of ABN AMRO Asset
(Chief Financial Officer,                       Management Holdings, Inc. and ABN AMRO
Chief Operating Officer and                     Asset Management, Inc. (formerly known
Chief Compliance Officer)                       as Chicago Capital Management, Inc.)
                                                2001-2006; Operations manager and
                                                compliance officer of ABN AMRO mutual
                                                funds 1996-2006; CPA.

----------
(1)  As of October 31, 2009.

(2) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, or (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(3) "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of affiliations with Aston Asset Management LLC and related entities, which act as the Funds' investment adviser.

Aston Funds

ADVISER

Aston Asset Management LLC
120 N. LaSalle Street, 25th Floor
Chicago, IL 60602

SUBADVISERS

Fortis Investment Management USA, Inc.
75 State Street
Boston, MA 02109

Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY UK

Cardinal Capital Management, L.L.C.
One Greenwich Office Park
Greenwich, CT 06831

Lake Partners, Inc.
24 Field Point Road
Greenwich, CT 06830

M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas, 18th Floor
New York, NY 10036

MFS Institutional Advisors Inc.
500 Boylston Street
Boston, MA 02116

Montag & Caldwell, Inc.
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326

SUBADVISERS - CONTINUED

Neptune Investment Management Limited
1 Hammersmith Grove
London, W6 0NB

New Century Capital Management, LLC
36 South Washington Street
Hinsdale, IL 60521

Optimum Investment Advisors, LLC
100 South Wacker Drive, Suite 2100
Chicago, IL 60606

River Road Asset Management, LLC
Meidinger Tower, Suite 1600
462 South Fourth Street
Louisville, KY 40202

Smart Portfolios, LLC
17865 Ballinger Way NE
Seattle, WA 98155

TAMRO Capital Partners LLC
1660 Duke St.
Alexandria, VA 22314

Taplin, Canida & Habacht LLC
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131

Todd-Veredus Asset Management LLC
6060 Dutchmans Lane
One Paragon Centre, Suite 320
Louisville, KY 40205

SHAREHOLDER SERVICES

Aston Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

Kenneth C. Anderson, President and Chief Executive Officer
Gerald F. Dillenburg, Senior Vice President, Secretary and Treasurer, Chief
   Operating Officer, Chief Financial Officer and Chief Compliance Officer Juli A. Braun, Assistant Treasurer
Laura M. Curylo, Assistant Treasurer
James A. Dimmick, Assistant Secretary
Marc J. Peirce, Assistant Secretary

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL

Vedder Price P.C.
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Willis Tower
233 S. Wacker Drive
Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY
CALLING 800 992-8151.

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

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

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

Guide to Shareholder Benefits

We're delighted to offer all Aston Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. - 7 p.m. ET.

THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN

For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Aston Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can open a new account, access account balances, view statements, obtain fund information, and make transactions online 24 hours a day, 7 days a week.

www.astonfunds.com

Our Shareholder Services Line Is at Your Service 24 Hours a Day

800 992-8151

Investor Services

Associates are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

(ASTON FUNDS LOGO)

Aston Funds
P.O. Box 9765
Providence, RI 02940

ATN NIRAN 09

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Robert B. Scherer is qualified to serve as the registrant's audit committee financial expert and that he is "independent," as defined by the Securities and Exchange Commission.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES
----------

      (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $364,700 for 2009 and $459,500 for 2008.

AUDIT-RELATED FEES
------------------

      (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $22,000 for 2009 and $40,500 for 2008. Such fees were related to agreed upon procedures for the April 30, 2009 and April 30, 2008 unaudited semi-annual reports.

TAX FEES
--------

      (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2009 and $0 for 2008.

ALL OTHER FEES
--------------

      (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2008.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         In accordance with Audit Committee Charter, the Audit Committee shall:

      1. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.(1)

          o The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

      2. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(2) of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Funds.(3)

           o The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

--------------------------------------------

      (1) Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:

            (a) the aggregate amount of all non-audit  services  provided to the
                Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

            (b) the services were not recognized by Fund  management at the time of the engagement as non-audit services; and

            (c) such services are promptly brought to the attention of the Audit
                Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

      (2) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

      (3)    Pre-approval  of  non-audit   services  for  the  Adviser  (or  any
             affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:

            (a) the aggregate  amount of all non-audit  services  provided is no more than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

            (b) the services were not recognized by Fund  management at the time of the engagement as non-audit services; and

            (c) such services are promptly brought to the attention of the Audit
                Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) N/A

                           (d) N/A

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2008.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

      (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

      (b) Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ASTON FUNDS

By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                           Kenneth C. Anderson, President
                           (principal executive officer)

Date     12/28/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                           Kenneth C. Anderson, President
                           (principal executive officer)

Date     12/28/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ GERALD F. DILLENBURG
                         -------------------------------------------------------
                           Gerald F. Dillenburg, Senior Vice President,
                           Secretary & Treasurer
                           (principal financial officer)

Date     12/28/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.